UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4118

Fidelity Securities Fund
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2010

Item 1. Reports to Stockholders

Fidelity®

Blue Chip Growth

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Blue Chip Growth Fund	18.29%	1.19%	-2.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the one-year period, the fund's Retail Class shares gained 18.29%, solidly outpacing the 13.65% return of the Russell 1000® Growth Index. Strong stock selection in technology, industrials, consumer discretionary, financials and materials fueled performance, while my picks in health care and industry positioning within financials nicked results. Several tech stocks helped, including Apple, Baidu and SanDisk. Apple - the fund's largest holding - performed well amid the launch of its iPad tablet device and continued success of its iPhone and personal computers. Baidu, China's largest search engine, rose on news that its U.S.- based competitor Google considered leaving the Chinese market. SanDisk benefited from maintaining supply of the flash memory used in smart phones during an industrywide shortage. UAL (parent company of United Airlines) was the top contributor, benefiting from a recovery in travel and leisure spending. Notable detractors were Marvell Technology Group, a semiconductor manufacturer that faced oversupply issues in the hard-disk drive industry, and diversified financials firms Morgan Stanley and Bank of America, which were hurt due in part to uncertainty regarding potential regulatory reform. I sold Bank of America by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Blue Chip Growth	.97%
Actual		$ 1,000.00	$ 1,048.20	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class K	.78%
Actual		$ 1,000.00	$ 1,049.00	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.71%
Actual		$ 1,000.00	$ 1,049.30	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	5.1
Google, Inc. Class A	3.2	4.2
Hewlett-Packard Co.	3.0	2.7
Exxon Mobil Corp.	2.4	0.0
Amazon.com, Inc.	2.1	1.8
Cisco Systems, Inc.	2.0	2.1
QUALCOMM, Inc.	1.7	1.6
Philip Morris International, Inc.	1.6	0.8
Target Corp.	1.4	1.7
Research In Motion Ltd.	1.4	1.1
	25.4
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.1	36.4
Consumer Discretionary	15.1	12.7
Industrials	13.6	9.1
Consumer Staples	8.1	11.4
Financials	7.8	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.5%		Stocks 99.7%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	8.6%	** Foreign investments	7.7%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Automobiles - 1.2%
Bajaj Auto Ltd.	307,614	$ 17,826
Bayerische Motoren Werke AG (BMW)	513,708	27,659
Ford Motor Co. (a)	5,046,300	64,441
Hyundai Motor Co.	95,676	12,053
Tesla Motors, Inc. (a)	1,059,000	21,116
		143,095
Diversified Consumer Services - 0.3%
Coinstar, Inc. (a)	743,594	33,834
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	125,500	18,561
Genting International PLC (a)	7,982,000	7,454
Las Vegas Sands Corp. (a)(d)	3,715,000	99,785
Marriott International, Inc. Class A	1,213,400	41,146
McDonald's Corp.	344,000	23,987
Starbucks Corp.	4,457,400	110,766
Starwood Hotels & Resorts Worldwide, Inc.	1,248,000	60,466
WMS Industries, Inc. (a)	623,800	24,023
Wyndham Worldwide Corp.	1,872,885	47,815
		434,003
Household Durables - 0.9%
Furniture Brands International, Inc. (a)(e)	2,927,549	16,160
Harman International Industries, Inc. (a)	613,400	18,653
Stanley Black & Decker, Inc.	780,700	45,296
Tempur-Pedic International, Inc. (a)	789,200	24,205
		104,314
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	2,080,800	245,306
Media - 1.4%
Comcast Corp. Class A	1,223,700	23,825
DIRECTV (a)	1,778,019	66,071
DISH Network Corp. Class A	898,200	18,036
ReachLocal, Inc.	19,922	277
The Walt Disney Co.	857,300	28,882
Time Warner Cable, Inc.	520,700	29,768
		166,859
Multiline Retail - 2.7%
Kohl's Corp. (a)	822,400	39,220
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Macy's, Inc.	5,592,700	$ 104,304
Target Corp.	3,220,200	165,261
		308,785
Specialty Retail - 1.6%
Foot Locker, Inc.	1,739,600	23,641
Home Depot, Inc.	1,148,800	32,752
Limited Brands, Inc.	594,800	15,251
Lowe's Companies, Inc.	3,326,400	68,990
RadioShack Corp.	1,136,433	24,479
rue21, Inc.	458,250	13,899
		179,012
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	798,400	29,517
Liz Claiborne, Inc. (a)(d)	1,478,217	7,007
NIKE, Inc. Class B	257,300	18,948
Phillips-Van Heusen Corp.	269,300	13,974
Polo Ralph Lauren Corp. Class A	224,600	17,746
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	413,000	15,512
		102,704
TOTAL CONSUMER DISCRETIONARY		1,717,912
CONSUMER STAPLES - 8.1%
Beverages - 3.0%
Anheuser-Busch InBev SA NV	798,981	42,315
Coca-Cola Enterprises, Inc.	509,100	14,611
Dr Pepper Snapple Group, Inc.	2,471,300	92,797
PepsiCo, Inc.	558,500	36,252
The Coca-Cola Co.	2,864,500	157,863
		343,838
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	2,088,500	64,096
Kroger Co.	1,943,000	41,153
Walgreen Co.	1,643,600	46,925
Whole Foods Market, Inc. (a)	1,102,100	41,847
		194,021
Food Products - 0.5%
Diamond Foods, Inc. (d)	374,000	16,658
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Green Mountain Coffee Roasters, Inc. (a)	1,044,400	$ 32,157
Mead Johnson Nutrition Co. Class A	103,400	5,495
		54,310
Household Products - 1.3%
Kimberly-Clark Corp.	1,176,200	75,418
Procter & Gamble Co.	1,193,600	73,001
		148,419
Personal Products - 0.0%
Emami Ltd.	631,338	6,231
Tobacco - 1.6%
Philip Morris International, Inc.	3,675,000	187,572
TOTAL CONSUMER STAPLES		934,391
ENERGY - 7.4%
Energy Equipment & Services - 1.4%
Halliburton Co.	356,400	10,649
National Oilwell Varco, Inc.	935,700	36,642
Schlumberger Ltd.	1,251,200	74,647
Transocean Ltd. (a)	400,200	18,493
Weatherford International Ltd. (a)	1,116,200	18,082
		158,513
Oil, Gas & Consumable Fuels - 6.0%
Alpha Natural Resources, Inc. (a)	560,000	21,465
Anadarko Petroleum Corp.	961,700	47,277
Chevron Corp.	578,400	44,080
ConocoPhillips	233,500	12,894
EOG Resources, Inc.	1,027,100	100,142
Exxon Mobil Corp.	4,575,300	273,054
Marathon Oil Corp.	540,800	18,090
Massey Energy Co.	1,253,800	38,341
Occidental Petroleum Corp.	1,111,200	86,596
Reliance Industries Ltd.	373,169	8,123
Sunoco, Inc.	1,284,200	45,807
		695,869
TOTAL ENERGY		854,382
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 7.8%
Capital Markets - 1.4%
Goldman Sachs Group, Inc.	270,900	$ 40,857
Morgan Stanley	4,212,500	113,695
		154,552
Commercial Banks - 1.5%
Axis Bank Ltd.	311,281	9,016
Bank of Baroda	158,405	2,672
Punjab National Bank	327,071	8,118
Regions Financial Corp.	4,116,900	30,177
SunTrust Banks, Inc.	680,700	17,664
Synovus Financial Corp.	2,594,976	6,799
Wells Fargo & Co.	3,707,100	102,798
		177,244
Consumer Finance - 0.9%
American Express Co.	2,368,200	105,716
Diversified Financial Services - 2.6%
Citigroup, Inc. (a)	32,696,800	134,057
Infrastructure Development Finance Co. Ltd.	852,826	3,419
JPMorgan Chase & Co.	3,525,700	142,015
NBH Holdings Corp. Class A (a)(f)	347,410	6,774
Rural Electrification Corp. Ltd.	2,406,330	16,357
		302,622
Insurance - 0.7%
Assured Guaranty Ltd.	1,971,300	30,949
Genworth Financial, Inc. Class A (a)	3,268,300	44,384
		75,333
Real Estate Management & Development - 0.7%
Ackruti City Ltd.	1,950,000	21,009
CB Richard Ellis Group, Inc. Class A (a)	1,461,000	24,837
Emami Infrastructure Ltd. (a)	105,223	204
Indiabulls Real Estate Ltd. (a)	5,411,272	19,103
Parsvnath Developers Ltd. (a)	6,435,670	18,023
		83,176
TOTAL FINANCIALS		898,643
HEALTH CARE - 7.4%
Biotechnology - 3.2%
Alkermes, Inc. (a)	917,100	11,831
Amgen, Inc. (a)	1,321,500	72,061
Amylin Pharmaceuticals, Inc. (a)	2,132,700	40,351
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	187,600	$ 10,646
Dendreon Corp. (a)	1,039,281	34,203
Genzyme Corp. (a)	372,700	25,925
Gilead Sciences, Inc. (a)	2,202,800	73,397
Human Genome Sciences, Inc. (a)	1,012,500	26,264
ImmunoGen, Inc. (a)	547,037	5,159
Micromet, Inc. (a)	1,322,420	9,059
Vertex Pharmaceuticals, Inc. (a)	1,674,100	56,350
		365,246
Health Care Equipment & Supplies - 0.2%
Hologic, Inc. (a)	425,800	6,021
NuVasive, Inc. (a)	640,300	20,983
		27,004
Health Care Providers & Services - 2.5%
Express Scripts, Inc. (a)	3,218,980	145,434
McKesson Corp.	1,063,100	66,784
Medco Health Solutions, Inc. (a)	1,687,100	80,981
		293,199
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	1,355,300	22,620
Cerner Corp. (a)	679,300	52,612
		75,232
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	300,000	13,449
Life Technologies Corp. (a)	524,300	22,540
		35,989
Pharmaceuticals - 0.5%
Allergan, Inc.	590,700	36,068
Forest Laboratories, Inc. (a)	400,000	11,100
Merck & Co., Inc.	442,500	15,249
		62,417
TOTAL HEALTH CARE		859,087
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.9%
Honeywell International, Inc.	1,338,900	57,385
Precision Castparts Corp.	666,600	81,452
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	618,200	$ 42,124
United Technologies Corp.	2,131,700	151,564
		332,525
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	94,800	6,181
United Parcel Service, Inc. Class B	799,500	51,968
		58,149
Airlines - 1.9%
Continental Airlines, Inc. Class B (a)	1,243,300	31,107
Delta Air Lines, Inc. (a)	5,031,700	59,777
UAL Corp. (a)	4,742,800	112,594
US Airways Group, Inc. (a)	1,991,700	21,610
		225,088
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	384,800	12,260
Construction & Engineering - 1.2%
Fluor Corp.	1,750,800	84,546
Jacobs Engineering Group, Inc. (a)	1,212,771	44,351
KBR, Inc.	608,300	13,614
		142,511
Industrial Conglomerates - 1.1%
3M Co.	731,200	62,547
General Electric Co.	2,982,800	48,083
Textron, Inc.	630,200	13,083
		123,713
Machinery - 4.3%
ArvinMeritor, Inc. (a)	476,024	7,812
Bucyrus International, Inc. Class A	1,187,800	73,905
Caterpillar, Inc.	667,500	46,558
Cummins, Inc.	1,066,500	84,904
Danaher Corp.	1,397,700	53,686
Ingersoll-Rand Co. Ltd.	3,423,400	128,241
Joy Global, Inc.	224,137	13,307
PACCAR, Inc.	1,522,500	69,761
Pall Corp.	319,900	12,233
Thermax Ltd.	211,215	3,456
		493,863
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.3%
Manpower, Inc.	798,700	$ 38,322
Road & Rail - 1.2%
CSX Corp.	843,400	44,464
Union Pacific Corp.	1,275,700	95,257
		139,721
Trading Companies & Distributors - 0.1%
Adani Enterprises Ltd.	571,688	7,196
TOTAL INDUSTRIALS		1,573,348
INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 5.9%
Acme Packet, Inc. (a)	579,500	16,377
Cisco Systems, Inc. (a)	9,875,700	227,832
DG FastChannel, Inc. (a)	854,760	32,592
Juniper Networks, Inc. (a)	638,000	17,724
Motorola, Inc. (a)	3,811,700	28,550
QUALCOMM, Inc.	5,182,400	197,346
Research In Motion Ltd. (a)	2,756,700	158,593
		679,014
Computers & Peripherals - 11.1%
Apple, Inc. (a)	2,946,300	757,927
Dell, Inc. (a)	1,180,700	15,632
Hewlett-Packard Co.	7,541,400	347,206
Isilon Systems, Inc. (a)	351,700	6,169
NetApp, Inc. (a)	1,877,700	79,427
SanDisk Corp. (a)	795,187	34,750
STEC, Inc. (a)	230,500	3,596
Western Digital Corp. (a)	1,290,400	34,054
		1,278,761
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	3,466,655	96,824
Internet Software & Services - 5.1%
Akamai Technologies, Inc. (a)	2,064,300	79,187
Baidu.com, Inc. sponsored ADR (a)	668,800	54,447
Google, Inc. Class A (a)	760,900	368,922
Monster Worldwide, Inc. (a)(d)	2,970,649	40,757
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
OpenTable, Inc. (a)(d)	337,051	$ 15,066
Rackspace Hosting, Inc. (a)	1,459,800	27,298
		585,677
IT Services - 3.1%
Alliance Data Systems Corp. (a)	202,400	11,634
Cognizant Technology Solutions Corp. Class A (a)	1,139,800	62,187
MasterCard, Inc. Class A	749,100	157,341
Visa, Inc. Class A	1,780,400	130,592
		361,754
Office Electronics - 0.4%
Xerox Corp.	5,282,200	51,449
Semiconductors & Semiconductor Equipment - 4.3%
Altera Corp.	2,393,000	66,334
ARM Holdings PLC sponsored ADR	409,500	6,327
Avago Technologies Ltd.	1,641,700	35,723
Broadcom Corp. Class A	2,672,400	96,287
Cree, Inc. (a)	200,500	14,203
First Solar, Inc. (a)	130,400	16,359
Intel Corp.	1,109,217	22,850
Lam Research Corp. (a)	1,911,700	80,655
Marvell Technology Group Ltd. (a)	7,311,000	109,080
MEMC Electronic Materials, Inc. (a)	2,111,200	20,183
Silicon Laboratories, Inc. (a)	461,100	18,467
Trina Solar Ltd. ADR (a)(d)	539,700	11,733
		498,201
Software - 4.4%
Autonomy Corp. PLC (a)	324,900	8,382
Check Point Software Technologies Ltd. (a)	1,523,600	51,833
Citrix Systems, Inc. (a)	630,500	34,690
Informatica Corp. (a)	1,193,700	35,966
Microsoft Corp.	6,000,600	154,875
Nuance Communications, Inc. (a)	1,889,000	31,187
Oracle Corp.	1,900,500	44,928
QLIK Technologies, Inc.	484,100	6,957
Red Hat, Inc. (a)	2,023,300	65,049
Salesforce.com, Inc. (a)	158,800	15,713
SuccessFactors, Inc. (a)	199,100	4,044
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TeleNav, Inc.	125,000	$ 680
VMware, Inc. Class A (a)	618,500	47,952
		502,256
TOTAL INFORMATION TECHNOLOGY		4,053,936
MATERIALS - 3.9%
Chemicals - 2.5%
Asian Paints India Ltd.	44,645	2,506
CF Industries Holdings, Inc.	401,400	32,590
Dow Chemical Co.	3,468,700	94,800
Monsanto Co.	1,943,700	112,424
The Mosaic Co.	1,054,900	50,266
		292,586
Containers & Packaging - 0.8%
Ball Corp.	220,500	12,842
Owens-Illinois, Inc. (a)	1,020,762	28,224
Pactiv Corp. (a)	1,524,300	46,369
		87,435
Metals & Mining - 0.6%
Allegheny Technologies, Inc.	155,800	7,418
Carpenter Technology Corp.	218,500	7,637
Freeport-McMoRan Copper & Gold, Inc.	584,600	41,822
Titanium Metals Corp. (a)	369,600	8,183
		65,060
TOTAL MATERIALS		445,081
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	423,500	5,777
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	306,000	11,463
Reliance Communication Ltd.	887,130	3,418
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SOFTBANK CORP.	714,900	$ 21,383
Sprint Nextel Corp. (a)	19,819,900	90,577
		126,841
TOTAL TELECOMMUNICATION SERVICES		132,618
TOTAL COMMON STOCKS (Cost $9,668,137)		11,469,398
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	170,700	18,090
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,090)		18,090
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.24% (b)	28,827,628	28,828
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	96,631,450	96,631
TOTAL MONEY MARKET FUNDS (Cost $125,459)		125,459
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $9,811,686)		11,612,947
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(64,727)
NET ASSETS - 100%		$ 11,548,220
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,774,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 33
Fidelity Securities Lending Cash Central Fund	263
Total	$ 296
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Total	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,736,002	$ 1,736,002	$ -	$ -
Consumer Staples	934,595	934,595	-	-
Energy	854,382	854,382	-	-
Financials	898,439	864,518	27,147	6,774
Health Care	859,087	859,087	-	-
Industrials	1,573,348	1,573,348	-	-
Information Technology	4,053,936	4,053,936	-	-
Materials	445,081	445,081	-	-
Telecommunication Services	132,618	132,618	-	-
Money Market Funds	125,459	125,459	-	-
Total Investments in Securities:	$ 11,612,947	$ 11,579,026	$ 27,147	$ 6,774
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(74)
Total Unrealized Gain (Loss)	(175)
Cost of Purchases	8,882
Proceeds of Sales	(1,859)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,774
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (175)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,028,059,000 of which $671,371,000 and $356,688,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $94,422) - See accompanying schedule: Unaffiliated issuers (cost $9,661,717)	$ 11,471,328
Fidelity Central Funds (cost $125,459)	125,459
Other affiliated issuers (cost $24,510)	16,160
Total Investments (cost $9,811,686)		$ 11,612,947
Foreign currency held at value (cost $300)		291
Receivable for investments sold		247,977
Receivable for fund shares sold		10,336
Dividends receivable		3,356
Distributions receivable from Fidelity Central Funds		32
Other receivables		1,561
Total assets		11,876,500

Liabilities
Payable for investments purchased	$ 206,290
Payable for fund shares redeemed	16,071
Accrued management fee	6,463
Other affiliated payables	2,267
Other payables and accrued expenses	558
Collateral on securities loaned, at value	96,631
Total liabilities		328,280

Net Assets		$ 11,548,220
Net Assets consist of:
Paid in capital		$ 10,852,889
Undistributed net investment income		2,062
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,107,768)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,801,037
Net Assets		$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,295,210 ÷ 273,613 shares)	$ 37.63

Class K: Net Asset Value, offering price and redemption price per share ($931,601 ÷ 24,735 shares)	$ 37.66

Class F: Net Asset Value, offering price and redemption price per share ($321,409 ÷ 8,528 shares)	$ 37.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 119,693
Interest		1
Income from Fidelity Central Funds		296
Total income		119,990

Expenses
Management fee Basic fee	$ 65,083
Performance adjustment	13,734
Transfer agent fees	27,053
Accounting and security lending fees	1,459
Custodian fees and expenses	297
Independent trustees' compensation	67
Registration fees	121
Audit	93
Legal	65
Interest	11
Miscellaneous	190
Total expenses before reductions	108,173
Expense reductions	(1,805)	106,368
Net investment income (loss)		13,622
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,074,390
Other affiliated issuers	(18,675)
Foreign currency transactions	(690)
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		1,055,028
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $49)	793,523
Assets and liabilities in foreign currencies	(176)
Total change in net unrealized appreciation (depreciation)		793,347
Net gain (loss)		1,848,375
Net increase (decrease) in net assets resulting from operations		$ 1,861,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,622	$ 90,600
Net realized gain (loss)	1,055,028	(2,127,104)
Change in net unrealized appreciation (depreciation)	793,347	(205,346)
Net increase (decrease) in net assets resulting from operations	1,861,997	(2,241,850)
Distributions to shareholders from net investment income	(57,433)	(99,426)
Distributions to shareholders from net realized gain	-	(242,439)
Total distributions	(57,433)	(341,865)
Share transactions - net increase (decrease)	(538,131)	(483,151)
Total increase (decrease) in net assets	1,266,433	(3,066,866)

Net Assets
Beginning of period	10,281,787	13,348,653
End of period (including undistributed net investment income of $2,062 and undistributed net investment income of $39,489, respectively)	$ 11,548,220	$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Income from Investment Operations
Net investment income (loss) B	.04	.27	.35	.32	.23
Net realized and unrealized gain (loss)	5.80	(6.36)	(2.89)	6.19	(1.06)
Total from investment operations	5.84	(6.09)	(2.54)	6.51	(.83)
Distributions from net investment income	(.18)	(.29)	(.33)	(.24)	(.23)
Distributions from net realized gain	-	(.71)	(4.95)	(.93)	-
Total distributions	(.18)	(1.00)	(5.28)	(1.17)	(.23)
Net asset value, end of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Total Return A	18.29%	(15.85)%	(6.30)%	16.02%	(1.97)%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.76%	.58%	.60%	.63%
Expenses net of fee waivers, if any	.94%	.76%	.58%	.60%	.63%
Expenses net of all reductions	.93%	.76%	.57%	.59%	.61%
Net investment income (loss)	.10%	.93%	.81%	.72%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 10,295	$ 9,691	$ 13,349	$ 18,616	$ 19,571
Portfolio turnover rate D	135%	134%	82%	87%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.11	.32	.10
Net realized and unrealized gain (loss)	5.79	(6.33)	(2.84)
Total from investment operations	5.90	(6.01)	(2.74)
Distributions from net investment income	(.25)	(.34)	-
Distributions from net realized gain	-	(.71)	-
Total distributions	(.25)	(1.05)	-
Net asset value, end of period	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.75%	.53%	.41% A
Expenses net of all reductions	.74%	.52%	.41% A
Net investment income (loss)	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.13	- J
Net realized and unrealized gain (loss)	5.80	2.82 G
Total from investment operations	5.93	2.82
Distributions from net investment income	(.22)	-
Net asset value, end of period	$ 37.69	$ 31.98
Total Return B, C	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.70%	.51% A
Expenses net of fee waivers, if any	.70%	.51% A
Expenses net of all reductions	.68%	.51% A
Net investment income (loss)	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,409	$ 261
Portfolio turnover rate F	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Blue Chip Growth and Class K to eligible shareholders of Blue Chip Growth. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses due to deferred wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,014,864,694
Gross unrealized depreciation	(293,312,547)
Net unrealized appreciation (depreciation)	$ 1,721,552,147

Tax Cost	$ 9,891,394,551

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,446,191
Capital loss carryforward	$ (1,028,058,871)
Net unrealized appreciation (depreciation)	$ 1,721,377,970

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 57,433,084	$ 99,425,655
Long-term Capital Gains	-	242,439,162
Total	$ 57,433,084	$ 341,864,817

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,348,328,246 and $15,969,181,366, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 26,634,828.25
Class K	418,549.05
	$ 27,053,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $364,789 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,993,271.43%		$ 10,743

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $262,621.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,248,000. The weighted average interest rate was .64%. The interest expense amounted to $111 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,804,798 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009 A
From net investment income
Blue Chip Growth	$ 52,296,116	$ 97,802,886
Class K	4,902,403	1,622,768
Class F	234,565	-
Total	$ 57,433,084	$ 99,425,654
From net realized gain
Blue Chip Growth	$ -	$ 242,437,464
Class K	-	1,698
Total	$ -	$ 242,439,162

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Blue Chip Growth
Shares sold	41,698,431	53,777,391	$ 1,553,486,290	$ 1,546,167,445
Conversion to Class K	(604,280)	(17,667,860)	(19,980,833)	(497,271,491)
Reinvestment of distributions	1,459,019	9,381,064	51,337,601	335,422,205
Shares redeemed	(72,051,092)	(84,149,947)	(2,676,740,842)	(2,387,026,199)
Net increase (decrease)	(29,497,922)	(38,659,352)	$ (1,091,897,784)	$ (1,002,708,040)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Class K
Shares sold	11,376,828	2,762,243	$ 427,049,740	$ 75,103,611
Conversion from Blue Chip Growth	603,548	17,662,621	19,980,833	497,271,492
Reinvestment of distributions	138,546	62,647	4,902,403	1,624,466
Shares redeemed	(5,839,246)	(2,034,629)	(218,810,942)	(54,677,110)
Net increase (decrease)	6,279,676	18,452,882	$ 233,122,034	$ 519,322,459
Class F
Shares sold	8,795,556	8,183	$ 331,309,580	$ 235,350
Reinvestment of distributions	6,315	-	234,565	-
Shares redeemed	(281,880)	(10)	(10,900,065)	(294)
Net increase (decrease)	8,519,991	8,173	$ 320,644,080	$ 235,056

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

B Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

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Annual Report

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Fidelity®

Blue Chip Growth

Fund -
Class F

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class F A	18.59%	1.25%	-2.19%

A The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class F on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the one-year period, the fund's Class F shares gained 18.59%, solidly outpacing the 13.65% return of the Russell 1000® Growth Index. Strong stock selection in technology, industrials, consumer discretionary, financials and materials fueled performance, while my picks in health care and industry positioning within financials nicked results. Several tech stocks helped, including Apple, Baidu and SanDisk. Apple - the fund's largest holding - performed well amid the launch of its iPad tablet device and continued success of its iPhone and personal computers. Baidu, China's largest search engine, rose on news that its U.S.- based competitor Google considered leaving the Chinese market. SanDisk benefited from maintaining supply of the flash memory used in smart phones during an industrywide shortage. UAL (parent company of United Airlines) was the top contributor, benefiting from a recovery in travel and leisure spending. Notable detractors were Marvell Technology Group, a semiconductor manufacturer that faced oversupply issues in the hard-disk drive industry, and diversified financials firms Morgan Stanley and Bank of America, which were hurt due in part to uncertainty regarding potential regulatory reform. I sold Bank of America by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Blue Chip Growth	.97%
Actual		$ 1,000.00	$ 1,048.20	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class K	.78%
Actual		$ 1,000.00	$ 1,049.00	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.71%
Actual		$ 1,000.00	$ 1,049.30	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	5.1
Google, Inc. Class A	3.2	4.2
Hewlett-Packard Co.	3.0	2.7
Exxon Mobil Corp.	2.4	0.0
Amazon.com, Inc.	2.1	1.8
Cisco Systems, Inc.	2.0	2.1
QUALCOMM, Inc.	1.7	1.6
Philip Morris International, Inc.	1.6	0.8
Target Corp.	1.4	1.7
Research In Motion Ltd.	1.4	1.1
	25.4
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.1	36.4
Consumer Discretionary	15.1	12.7
Industrials	13.6	9.1
Consumer Staples	8.1	11.4
Financials	7.8	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.5%		Stocks 99.7%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	8.6%	** Foreign investments	7.7%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Automobiles - 1.2%
Bajaj Auto Ltd.	307,614	$ 17,826
Bayerische Motoren Werke AG (BMW)	513,708	27,659
Ford Motor Co. (a)	5,046,300	64,441
Hyundai Motor Co.	95,676	12,053
Tesla Motors, Inc. (a)	1,059,000	21,116
		143,095
Diversified Consumer Services - 0.3%
Coinstar, Inc. (a)	743,594	33,834
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	125,500	18,561
Genting International PLC (a)	7,982,000	7,454
Las Vegas Sands Corp. (a)(d)	3,715,000	99,785
Marriott International, Inc. Class A	1,213,400	41,146
McDonald's Corp.	344,000	23,987
Starbucks Corp.	4,457,400	110,766
Starwood Hotels & Resorts Worldwide, Inc.	1,248,000	60,466
WMS Industries, Inc. (a)	623,800	24,023
Wyndham Worldwide Corp.	1,872,885	47,815
		434,003
Household Durables - 0.9%
Furniture Brands International, Inc. (a)(e)	2,927,549	16,160
Harman International Industries, Inc. (a)	613,400	18,653
Stanley Black & Decker, Inc.	780,700	45,296
Tempur-Pedic International, Inc. (a)	789,200	24,205
		104,314
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	2,080,800	245,306
Media - 1.4%
Comcast Corp. Class A	1,223,700	23,825
DIRECTV (a)	1,778,019	66,071
DISH Network Corp. Class A	898,200	18,036
ReachLocal, Inc.	19,922	277
The Walt Disney Co.	857,300	28,882
Time Warner Cable, Inc.	520,700	29,768
		166,859
Multiline Retail - 2.7%
Kohl's Corp. (a)	822,400	39,220
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Macy's, Inc.	5,592,700	$ 104,304
Target Corp.	3,220,200	165,261
		308,785
Specialty Retail - 1.6%
Foot Locker, Inc.	1,739,600	23,641
Home Depot, Inc.	1,148,800	32,752
Limited Brands, Inc.	594,800	15,251
Lowe's Companies, Inc.	3,326,400	68,990
RadioShack Corp.	1,136,433	24,479
rue21, Inc.	458,250	13,899
		179,012
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	798,400	29,517
Liz Claiborne, Inc. (a)(d)	1,478,217	7,007
NIKE, Inc. Class B	257,300	18,948
Phillips-Van Heusen Corp.	269,300	13,974
Polo Ralph Lauren Corp. Class A	224,600	17,746
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	413,000	15,512
		102,704
TOTAL CONSUMER DISCRETIONARY		1,717,912
CONSUMER STAPLES - 8.1%
Beverages - 3.0%
Anheuser-Busch InBev SA NV	798,981	42,315
Coca-Cola Enterprises, Inc.	509,100	14,611
Dr Pepper Snapple Group, Inc.	2,471,300	92,797
PepsiCo, Inc.	558,500	36,252
The Coca-Cola Co.	2,864,500	157,863
		343,838
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	2,088,500	64,096
Kroger Co.	1,943,000	41,153
Walgreen Co.	1,643,600	46,925
Whole Foods Market, Inc. (a)	1,102,100	41,847
		194,021
Food Products - 0.5%
Diamond Foods, Inc. (d)	374,000	16,658
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Green Mountain Coffee Roasters, Inc. (a)	1,044,400	$ 32,157
Mead Johnson Nutrition Co. Class A	103,400	5,495
		54,310
Household Products - 1.3%
Kimberly-Clark Corp.	1,176,200	75,418
Procter & Gamble Co.	1,193,600	73,001
		148,419
Personal Products - 0.0%
Emami Ltd.	631,338	6,231
Tobacco - 1.6%
Philip Morris International, Inc.	3,675,000	187,572
TOTAL CONSUMER STAPLES		934,391
ENERGY - 7.4%
Energy Equipment & Services - 1.4%
Halliburton Co.	356,400	10,649
National Oilwell Varco, Inc.	935,700	36,642
Schlumberger Ltd.	1,251,200	74,647
Transocean Ltd. (a)	400,200	18,493
Weatherford International Ltd. (a)	1,116,200	18,082
		158,513
Oil, Gas & Consumable Fuels - 6.0%
Alpha Natural Resources, Inc. (a)	560,000	21,465
Anadarko Petroleum Corp.	961,700	47,277
Chevron Corp.	578,400	44,080
ConocoPhillips	233,500	12,894
EOG Resources, Inc.	1,027,100	100,142
Exxon Mobil Corp.	4,575,300	273,054
Marathon Oil Corp.	540,800	18,090
Massey Energy Co.	1,253,800	38,341
Occidental Petroleum Corp.	1,111,200	86,596
Reliance Industries Ltd.	373,169	8,123
Sunoco, Inc.	1,284,200	45,807
		695,869
TOTAL ENERGY		854,382
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 7.8%
Capital Markets - 1.4%
Goldman Sachs Group, Inc.	270,900	$ 40,857
Morgan Stanley	4,212,500	113,695
		154,552
Commercial Banks - 1.5%
Axis Bank Ltd.	311,281	9,016
Bank of Baroda	158,405	2,672
Punjab National Bank	327,071	8,118
Regions Financial Corp.	4,116,900	30,177
SunTrust Banks, Inc.	680,700	17,664
Synovus Financial Corp.	2,594,976	6,799
Wells Fargo & Co.	3,707,100	102,798
		177,244
Consumer Finance - 0.9%
American Express Co.	2,368,200	105,716
Diversified Financial Services - 2.6%
Citigroup, Inc. (a)	32,696,800	134,057
Infrastructure Development Finance Co. Ltd.	852,826	3,419
JPMorgan Chase & Co.	3,525,700	142,015
NBH Holdings Corp. Class A (a)(f)	347,410	6,774
Rural Electrification Corp. Ltd.	2,406,330	16,357
		302,622
Insurance - 0.7%
Assured Guaranty Ltd.	1,971,300	30,949
Genworth Financial, Inc. Class A (a)	3,268,300	44,384
		75,333
Real Estate Management & Development - 0.7%
Ackruti City Ltd.	1,950,000	21,009
CB Richard Ellis Group, Inc. Class A (a)	1,461,000	24,837
Emami Infrastructure Ltd. (a)	105,223	204
Indiabulls Real Estate Ltd. (a)	5,411,272	19,103
Parsvnath Developers Ltd. (a)	6,435,670	18,023
		83,176
TOTAL FINANCIALS		898,643
HEALTH CARE - 7.4%
Biotechnology - 3.2%
Alkermes, Inc. (a)	917,100	11,831
Amgen, Inc. (a)	1,321,500	72,061
Amylin Pharmaceuticals, Inc. (a)	2,132,700	40,351
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	187,600	$ 10,646
Dendreon Corp. (a)	1,039,281	34,203
Genzyme Corp. (a)	372,700	25,925
Gilead Sciences, Inc. (a)	2,202,800	73,397
Human Genome Sciences, Inc. (a)	1,012,500	26,264
ImmunoGen, Inc. (a)	547,037	5,159
Micromet, Inc. (a)	1,322,420	9,059
Vertex Pharmaceuticals, Inc. (a)	1,674,100	56,350
		365,246
Health Care Equipment & Supplies - 0.2%
Hologic, Inc. (a)	425,800	6,021
NuVasive, Inc. (a)	640,300	20,983
		27,004
Health Care Providers & Services - 2.5%
Express Scripts, Inc. (a)	3,218,980	145,434
McKesson Corp.	1,063,100	66,784
Medco Health Solutions, Inc. (a)	1,687,100	80,981
		293,199
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	1,355,300	22,620
Cerner Corp. (a)	679,300	52,612
		75,232
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	300,000	13,449
Life Technologies Corp. (a)	524,300	22,540
		35,989
Pharmaceuticals - 0.5%
Allergan, Inc.	590,700	36,068
Forest Laboratories, Inc. (a)	400,000	11,100
Merck & Co., Inc.	442,500	15,249
		62,417
TOTAL HEALTH CARE		859,087
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.9%
Honeywell International, Inc.	1,338,900	57,385
Precision Castparts Corp.	666,600	81,452
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	618,200	$ 42,124
United Technologies Corp.	2,131,700	151,564
		332,525
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	94,800	6,181
United Parcel Service, Inc. Class B	799,500	51,968
		58,149
Airlines - 1.9%
Continental Airlines, Inc. Class B (a)	1,243,300	31,107
Delta Air Lines, Inc. (a)	5,031,700	59,777
UAL Corp. (a)	4,742,800	112,594
US Airways Group, Inc. (a)	1,991,700	21,610
		225,088
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	384,800	12,260
Construction & Engineering - 1.2%
Fluor Corp.	1,750,800	84,546
Jacobs Engineering Group, Inc. (a)	1,212,771	44,351
KBR, Inc.	608,300	13,614
		142,511
Industrial Conglomerates - 1.1%
3M Co.	731,200	62,547
General Electric Co.	2,982,800	48,083
Textron, Inc.	630,200	13,083
		123,713
Machinery - 4.3%
ArvinMeritor, Inc. (a)	476,024	7,812
Bucyrus International, Inc. Class A	1,187,800	73,905
Caterpillar, Inc.	667,500	46,558
Cummins, Inc.	1,066,500	84,904
Danaher Corp.	1,397,700	53,686
Ingersoll-Rand Co. Ltd.	3,423,400	128,241
Joy Global, Inc.	224,137	13,307
PACCAR, Inc.	1,522,500	69,761
Pall Corp.	319,900	12,233
Thermax Ltd.	211,215	3,456
		493,863
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.3%
Manpower, Inc.	798,700	$ 38,322
Road & Rail - 1.2%
CSX Corp.	843,400	44,464
Union Pacific Corp.	1,275,700	95,257
		139,721
Trading Companies & Distributors - 0.1%
Adani Enterprises Ltd.	571,688	7,196
TOTAL INDUSTRIALS		1,573,348
INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 5.9%
Acme Packet, Inc. (a)	579,500	16,377
Cisco Systems, Inc. (a)	9,875,700	227,832
DG FastChannel, Inc. (a)	854,760	32,592
Juniper Networks, Inc. (a)	638,000	17,724
Motorola, Inc. (a)	3,811,700	28,550
QUALCOMM, Inc.	5,182,400	197,346
Research In Motion Ltd. (a)	2,756,700	158,593
		679,014
Computers & Peripherals - 11.1%
Apple, Inc. (a)	2,946,300	757,927
Dell, Inc. (a)	1,180,700	15,632
Hewlett-Packard Co.	7,541,400	347,206
Isilon Systems, Inc. (a)	351,700	6,169
NetApp, Inc. (a)	1,877,700	79,427
SanDisk Corp. (a)	795,187	34,750
STEC, Inc. (a)	230,500	3,596
Western Digital Corp. (a)	1,290,400	34,054
		1,278,761
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	3,466,655	96,824
Internet Software & Services - 5.1%
Akamai Technologies, Inc. (a)	2,064,300	79,187
Baidu.com, Inc. sponsored ADR (a)	668,800	54,447
Google, Inc. Class A (a)	760,900	368,922
Monster Worldwide, Inc. (a)(d)	2,970,649	40,757
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
OpenTable, Inc. (a)(d)	337,051	$ 15,066
Rackspace Hosting, Inc. (a)	1,459,800	27,298
		585,677
IT Services - 3.1%
Alliance Data Systems Corp. (a)	202,400	11,634
Cognizant Technology Solutions Corp. Class A (a)	1,139,800	62,187
MasterCard, Inc. Class A	749,100	157,341
Visa, Inc. Class A	1,780,400	130,592
		361,754
Office Electronics - 0.4%
Xerox Corp.	5,282,200	51,449
Semiconductors & Semiconductor Equipment - 4.3%
Altera Corp.	2,393,000	66,334
ARM Holdings PLC sponsored ADR	409,500	6,327
Avago Technologies Ltd.	1,641,700	35,723
Broadcom Corp. Class A	2,672,400	96,287
Cree, Inc. (a)	200,500	14,203
First Solar, Inc. (a)	130,400	16,359
Intel Corp.	1,109,217	22,850
Lam Research Corp. (a)	1,911,700	80,655
Marvell Technology Group Ltd. (a)	7,311,000	109,080
MEMC Electronic Materials, Inc. (a)	2,111,200	20,183
Silicon Laboratories, Inc. (a)	461,100	18,467
Trina Solar Ltd. ADR (a)(d)	539,700	11,733
		498,201
Software - 4.4%
Autonomy Corp. PLC (a)	324,900	8,382
Check Point Software Technologies Ltd. (a)	1,523,600	51,833
Citrix Systems, Inc. (a)	630,500	34,690
Informatica Corp. (a)	1,193,700	35,966
Microsoft Corp.	6,000,600	154,875
Nuance Communications, Inc. (a)	1,889,000	31,187
Oracle Corp.	1,900,500	44,928
QLIK Technologies, Inc.	484,100	6,957
Red Hat, Inc. (a)	2,023,300	65,049
Salesforce.com, Inc. (a)	158,800	15,713
SuccessFactors, Inc. (a)	199,100	4,044
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TeleNav, Inc.	125,000	$ 680
VMware, Inc. Class A (a)	618,500	47,952
		502,256
TOTAL INFORMATION TECHNOLOGY		4,053,936
MATERIALS - 3.9%
Chemicals - 2.5%
Asian Paints India Ltd.	44,645	2,506
CF Industries Holdings, Inc.	401,400	32,590
Dow Chemical Co.	3,468,700	94,800
Monsanto Co.	1,943,700	112,424
The Mosaic Co.	1,054,900	50,266
		292,586
Containers & Packaging - 0.8%
Ball Corp.	220,500	12,842
Owens-Illinois, Inc. (a)	1,020,762	28,224
Pactiv Corp. (a)	1,524,300	46,369
		87,435
Metals & Mining - 0.6%
Allegheny Technologies, Inc.	155,800	7,418
Carpenter Technology Corp.	218,500	7,637
Freeport-McMoRan Copper & Gold, Inc.	584,600	41,822
Titanium Metals Corp. (a)	369,600	8,183
		65,060
TOTAL MATERIALS		445,081
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	423,500	5,777
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	306,000	11,463
Reliance Communication Ltd.	887,130	3,418
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SOFTBANK CORP.	714,900	$ 21,383
Sprint Nextel Corp. (a)	19,819,900	90,577
		126,841
TOTAL TELECOMMUNICATION SERVICES		132,618
TOTAL COMMON STOCKS (Cost $9,668,137)		11,469,398
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	170,700	18,090
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,090)		18,090
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.24% (b)	28,827,628	28,828
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	96,631,450	96,631
TOTAL MONEY MARKET FUNDS (Cost $125,459)		125,459
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $9,811,686)		11,612,947
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(64,727)
NET ASSETS - 100%		$ 11,548,220
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,774,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 33
Fidelity Securities Lending Cash Central Fund	263
Total	$ 296
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Total	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,736,002	$ 1,736,002	$ -	$ -
Consumer Staples	934,595	934,595	-	-
Energy	854,382	854,382	-	-
Financials	898,439	864,518	27,147	6,774
Health Care	859,087	859,087	-	-
Industrials	1,573,348	1,573,348	-	-
Information Technology	4,053,936	4,053,936	-	-
Materials	445,081	445,081	-	-
Telecommunication Services	132,618	132,618	-	-
Money Market Funds	125,459	125,459	-	-
Total Investments in Securities:	$ 11,612,947	$ 11,579,026	$ 27,147	$ 6,774
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(74)
Total Unrealized Gain (Loss)	(175)
Cost of Purchases	8,882
Proceeds of Sales	(1,859)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,774
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (175)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,028,059,000 of which $671,371,000 and $356,688,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $94,422) - See accompanying schedule: Unaffiliated issuers (cost $9,661,717)	$ 11,471,328
Fidelity Central Funds (cost $125,459)	125,459
Other affiliated issuers (cost $24,510)	16,160
Total Investments (cost $9,811,686)		$ 11,612,947
Foreign currency held at value (cost $300)		291
Receivable for investments sold		247,977
Receivable for fund shares sold		10,336
Dividends receivable		3,356
Distributions receivable from Fidelity Central Funds		32
Other receivables		1,561
Total assets		11,876,500

Liabilities
Payable for investments purchased	$ 206,290
Payable for fund shares redeemed	16,071
Accrued management fee	6,463
Other affiliated payables	2,267
Other payables and accrued expenses	558
Collateral on securities loaned, at value	96,631
Total liabilities		328,280

Net Assets		$ 11,548,220
Net Assets consist of:
Paid in capital		$ 10,852,889
Undistributed net investment income		2,062
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,107,768)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,801,037
Net Assets		$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,295,210 ÷ 273,613 shares)	$ 37.63

Class K: Net Asset Value, offering price and redemption price per share ($931,601 ÷ 24,735 shares)	$ 37.66

Class F: Net Asset Value, offering price and redemption price per share ($321,409 ÷ 8,528 shares)	$ 37.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 119,693
Interest		1
Income from Fidelity Central Funds		296
Total income		119,990

Expenses
Management fee Basic fee	$ 65,083
Performance adjustment	13,734
Transfer agent fees	27,053
Accounting and security lending fees	1,459
Custodian fees and expenses	297
Independent trustees' compensation	67
Registration fees	121
Audit	93
Legal	65
Interest	11
Miscellaneous	190
Total expenses before reductions	108,173
Expense reductions	(1,805)	106,368
Net investment income (loss)		13,622
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,074,390
Other affiliated issuers	(18,675)
Foreign currency transactions	(690)
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		1,055,028
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $49)	793,523
Assets and liabilities in foreign currencies	(176)
Total change in net unrealized appreciation (depreciation)		793,347
Net gain (loss)		1,848,375
Net increase (decrease) in net assets resulting from operations		$ 1,861,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,622	$ 90,600
Net realized gain (loss)	1,055,028	(2,127,104)
Change in net unrealized appreciation (depreciation)	793,347	(205,346)
Net increase (decrease) in net assets resulting from operations	1,861,997	(2,241,850)
Distributions to shareholders from net investment income	(57,433)	(99,426)
Distributions to shareholders from net realized gain	-	(242,439)
Total distributions	(57,433)	(341,865)
Share transactions - net increase (decrease)	(538,131)	(483,151)
Total increase (decrease) in net assets	1,266,433	(3,066,866)

Net Assets
Beginning of period	10,281,787	13,348,653
End of period (including undistributed net investment income of $2,062 and undistributed net investment income of $39,489, respectively)	$ 11,548,220	$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Income from Investment Operations
Net investment income (loss) B	.04	.27	.35	.32	.23
Net realized and unrealized gain (loss)	5.80	(6.36)	(2.89)	6.19	(1.06)
Total from investment operations	5.84	(6.09)	(2.54)	6.51	(.83)
Distributions from net investment income	(.18)	(.29)	(.33)	(.24)	(.23)
Distributions from net realized gain	-	(.71)	(4.95)	(.93)	-
Total distributions	(.18)	(1.00)	(5.28)	(1.17)	(.23)
Net asset value, end of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Total Return A	18.29%	(15.85)%	(6.30)%	16.02%	(1.97)%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.76%	.58%	.60%	.63%
Expenses net of fee waivers, if any	.94%	.76%	.58%	.60%	.63%
Expenses net of all reductions	.93%	.76%	.57%	.59%	.61%
Net investment income (loss)	.10%	.93%	.81%	.72%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 10,295	$ 9,691	$ 13,349	$ 18,616	$ 19,571
Portfolio turnover rate D	135%	134%	82%	87%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.11	.32	.10
Net realized and unrealized gain (loss)	5.79	(6.33)	(2.84)
Total from investment operations	5.90	(6.01)	(2.74)
Distributions from net investment income	(.25)	(.34)	-
Distributions from net realized gain	-	(.71)	-
Total distributions	(.25)	(1.05)	-
Net asset value, end of period	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.75%	.53%	.41% A
Expenses net of all reductions	.74%	.52%	.41% A
Net investment income (loss)	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.13	- J
Net realized and unrealized gain (loss)	5.80	2.82 G
Total from investment operations	5.93	2.82
Distributions from net investment income	(.22)	-
Net asset value, end of period	$ 37.69	$ 31.98
Total Return B, C	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.70%	.51% A
Expenses net of fee waivers, if any	.70%	.51% A
Expenses net of all reductions	.68%	.51% A
Net investment income (loss)	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,409	$ 261
Portfolio turnover rate F	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Blue Chip Growth and Class K to eligible shareholders of Blue Chip Growth. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses due to deferred wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,014,864,694
Gross unrealized depreciation	(293,312,547)
Net unrealized appreciation (depreciation)	$ 1,721,552,147

Tax Cost	$ 9,891,394,551

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,446,191
Capital loss carryforward	$ (1,028,058,871)
Net unrealized appreciation (depreciation)	$ 1,721,377,970

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 57,433,084	$ 99,425,655
Long-term Capital Gains	-	242,439,162
Total	$ 57,433,084	$ 341,864,817

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,348,328,246 and $15,969,181,366, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 26,634,828.25
Class K	418,549.05
	$ 27,053,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $364,789 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,993,271.43%		$ 10,743

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $262,621.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,248,000. The weighted average interest rate was .64%. The interest expense amounted to $111 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,804,798 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009 A
From net investment income
Blue Chip Growth	$ 52,296,116	$ 97,802,886
Class K	4,902,403	1,622,768
Class F	234,565	-
Total	$ 57,433,084	$ 99,425,654
From net realized gain
Blue Chip Growth	$ -	$ 242,437,464
Class K	-	1,698
Total	$ -	$ 242,439,162

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Blue Chip Growth
Shares sold	41,698,431	53,777,391	$ 1,553,486,290	$ 1,546,167,445
Conversion to Class K	(604,280)	(17,667,860)	(19,980,833)	(497,271,491)
Reinvestment of distributions	1,459,019	9,381,064	51,337,601	335,422,205
Shares redeemed	(72,051,092)	(84,149,947)	(2,676,740,842)	(2,387,026,199)
Net increase (decrease)	(29,497,922)	(38,659,352)	$ (1,091,897,784)	$ (1,002,708,040)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Class K
Shares sold	11,376,828	2,762,243	$ 427,049,740	$ 75,103,611
Conversion from Blue Chip Growth	603,548	17,662,621	19,980,833	497,271,492
Reinvestment of distributions	138,546	62,647	4,902,403	1,624,466
Shares redeemed	(5,839,246)	(2,034,629)	(218,810,942)	(54,677,110)
Net increase (decrease)	6,279,676	18,452,882	$ 233,122,034	$ 519,322,459
Class F
Shares sold	8,795,556	8,183	$ 331,309,580	$ 235,350
Reinvestment of distributions	6,315	-	234,565	-
Shares redeemed	(281,880)	(10)	(10,900,065)	(294)
Net increase (decrease)	8,519,991	8,173	$ 320,644,080	$ 235,056

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

B Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-
present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-F-ANN-0910
1.891663.101

Fidelity®

Blue Chip Growth

Fund -
Class K

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	18.48%	1.28%	-2.17%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Blue Chip Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund - Class K on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Sonu Kalra, Portfolio Manager of Fidelity® Blue Chip Growth Fund: For the one-year period, the fund's Class K shares gained 18.48%, solidly outpacing the 13.65% return of the Russell 1000® Growth Index. Strong stock selection in technology, industrials, consumer discretionary, financials and materials fueled performance, while my picks in health care and industry positioning within financials nicked results. Several tech stocks helped, including Apple, Baidu and SanDisk. Apple - the fund's largest holding - performed well amid the launch of its iPad tablet device and continued success of its iPhone and personal computers. Baidu, China's largest search engine, rose on news that its U.S.- based competitor Google considered leaving the Chinese market. SanDisk benefited from maintaining supply of the flash memory used in smart phones during an industrywide shortage. UAL (parent company of United Airlines) was the top contributor, benefiting from a recovery in travel and leisure spending. Notable detractors were Marvell Technology Group, a semiconductor manufacturer that faced oversupply issues in the hard-disk drive industry, and diversified financials firms Morgan Stanley and Bank of America, which were hurt due in part to uncertainty regarding potential regulatory reform. I sold Bank of America by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Blue Chip Growth	.97%
Actual		$ 1,000.00	$ 1,048.20	$ 4.93
HypotheticalA		$ 1,000.00	$ 1,019.98	$ 4.86
Class K	.78%
Actual		$ 1,000.00	$ 1,049.00	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Class F	.71%
Actual		$ 1,000.00	$ 1,049.30	$ 3.61
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.56

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	6.6	5.1
Google, Inc. Class A	3.2	4.2
Hewlett-Packard Co.	3.0	2.7
Exxon Mobil Corp.	2.4	0.0
Amazon.com, Inc.	2.1	1.8
Cisco Systems, Inc.	2.0	2.1
QUALCOMM, Inc.	1.7	1.6
Philip Morris International, Inc.	1.6	0.8
Target Corp.	1.4	1.7
Research In Motion Ltd.	1.4	1.1
	25.4
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	35.1	36.4
Consumer Discretionary	15.1	12.7
Industrials	13.6	9.1
Consumer Staples	8.1	11.4
Financials	7.8	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.5%		Stocks 99.7%
	Convertible Securities 0.0%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	8.6%	** Foreign investments	7.7%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 14.9%
Automobiles - 1.2%
Bajaj Auto Ltd.	307,614	$ 17,826
Bayerische Motoren Werke AG (BMW)	513,708	27,659
Ford Motor Co. (a)	5,046,300	64,441
Hyundai Motor Co.	95,676	12,053
Tesla Motors, Inc. (a)	1,059,000	21,116
		143,095
Diversified Consumer Services - 0.3%
Coinstar, Inc. (a)	743,594	33,834
Hotels, Restaurants & Leisure - 3.8%
Chipotle Mexican Grill, Inc. (a)	125,500	18,561
Genting International PLC (a)	7,982,000	7,454
Las Vegas Sands Corp. (a)(d)	3,715,000	99,785
Marriott International, Inc. Class A	1,213,400	41,146
McDonald's Corp.	344,000	23,987
Starbucks Corp.	4,457,400	110,766
Starwood Hotels & Resorts Worldwide, Inc.	1,248,000	60,466
WMS Industries, Inc. (a)	623,800	24,023
Wyndham Worldwide Corp.	1,872,885	47,815
		434,003
Household Durables - 0.9%
Furniture Brands International, Inc. (a)(e)	2,927,549	16,160
Harman International Industries, Inc. (a)	613,400	18,653
Stanley Black & Decker, Inc.	780,700	45,296
Tempur-Pedic International, Inc. (a)	789,200	24,205
		104,314
Internet & Catalog Retail - 2.1%
Amazon.com, Inc. (a)	2,080,800	245,306
Media - 1.4%
Comcast Corp. Class A	1,223,700	23,825
DIRECTV (a)	1,778,019	66,071
DISH Network Corp. Class A	898,200	18,036
ReachLocal, Inc.	19,922	277
The Walt Disney Co.	857,300	28,882
Time Warner Cable, Inc.	520,700	29,768
		166,859
Multiline Retail - 2.7%
Kohl's Corp. (a)	822,400	39,220
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Macy's, Inc.	5,592,700	$ 104,304
Target Corp.	3,220,200	165,261
		308,785
Specialty Retail - 1.6%
Foot Locker, Inc.	1,739,600	23,641
Home Depot, Inc.	1,148,800	32,752
Limited Brands, Inc.	594,800	15,251
Lowe's Companies, Inc.	3,326,400	68,990
RadioShack Corp.	1,136,433	24,479
rue21, Inc.	458,250	13,899
		179,012
Textiles, Apparel & Luxury Goods - 0.9%
Coach, Inc.	798,400	29,517
Liz Claiborne, Inc. (a)(d)	1,478,217	7,007
NIKE, Inc. Class B	257,300	18,948
Phillips-Van Heusen Corp.	269,300	13,974
Polo Ralph Lauren Corp. Class A	224,600	17,746
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	413,000	15,512
		102,704
TOTAL CONSUMER DISCRETIONARY		1,717,912
CONSUMER STAPLES - 8.1%
Beverages - 3.0%
Anheuser-Busch InBev SA NV	798,981	42,315
Coca-Cola Enterprises, Inc.	509,100	14,611
Dr Pepper Snapple Group, Inc.	2,471,300	92,797
PepsiCo, Inc.	558,500	36,252
The Coca-Cola Co.	2,864,500	157,863
		343,838
Food & Staples Retailing - 1.7%
CVS Caremark Corp.	2,088,500	64,096
Kroger Co.	1,943,000	41,153
Walgreen Co.	1,643,600	46,925
Whole Foods Market, Inc. (a)	1,102,100	41,847
		194,021
Food Products - 0.5%
Diamond Foods, Inc. (d)	374,000	16,658
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Green Mountain Coffee Roasters, Inc. (a)	1,044,400	$ 32,157
Mead Johnson Nutrition Co. Class A	103,400	5,495
		54,310
Household Products - 1.3%
Kimberly-Clark Corp.	1,176,200	75,418
Procter & Gamble Co.	1,193,600	73,001
		148,419
Personal Products - 0.0%
Emami Ltd.	631,338	6,231
Tobacco - 1.6%
Philip Morris International, Inc.	3,675,000	187,572
TOTAL CONSUMER STAPLES		934,391
ENERGY - 7.4%
Energy Equipment & Services - 1.4%
Halliburton Co.	356,400	10,649
National Oilwell Varco, Inc.	935,700	36,642
Schlumberger Ltd.	1,251,200	74,647
Transocean Ltd. (a)	400,200	18,493
Weatherford International Ltd. (a)	1,116,200	18,082
		158,513
Oil, Gas & Consumable Fuels - 6.0%
Alpha Natural Resources, Inc. (a)	560,000	21,465
Anadarko Petroleum Corp.	961,700	47,277
Chevron Corp.	578,400	44,080
ConocoPhillips	233,500	12,894
EOG Resources, Inc.	1,027,100	100,142
Exxon Mobil Corp.	4,575,300	273,054
Marathon Oil Corp.	540,800	18,090
Massey Energy Co.	1,253,800	38,341
Occidental Petroleum Corp.	1,111,200	86,596
Reliance Industries Ltd.	373,169	8,123
Sunoco, Inc.	1,284,200	45,807
		695,869
TOTAL ENERGY		854,382
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 7.8%
Capital Markets - 1.4%
Goldman Sachs Group, Inc.	270,900	$ 40,857
Morgan Stanley	4,212,500	113,695
		154,552
Commercial Banks - 1.5%
Axis Bank Ltd.	311,281	9,016
Bank of Baroda	158,405	2,672
Punjab National Bank	327,071	8,118
Regions Financial Corp.	4,116,900	30,177
SunTrust Banks, Inc.	680,700	17,664
Synovus Financial Corp.	2,594,976	6,799
Wells Fargo & Co.	3,707,100	102,798
		177,244
Consumer Finance - 0.9%
American Express Co.	2,368,200	105,716
Diversified Financial Services - 2.6%
Citigroup, Inc. (a)	32,696,800	134,057
Infrastructure Development Finance Co. Ltd.	852,826	3,419
JPMorgan Chase & Co.	3,525,700	142,015
NBH Holdings Corp. Class A (a)(f)	347,410	6,774
Rural Electrification Corp. Ltd.	2,406,330	16,357
		302,622
Insurance - 0.7%
Assured Guaranty Ltd.	1,971,300	30,949
Genworth Financial, Inc. Class A (a)	3,268,300	44,384
		75,333
Real Estate Management & Development - 0.7%
Ackruti City Ltd.	1,950,000	21,009
CB Richard Ellis Group, Inc. Class A (a)	1,461,000	24,837
Emami Infrastructure Ltd. (a)	105,223	204
Indiabulls Real Estate Ltd. (a)	5,411,272	19,103
Parsvnath Developers Ltd. (a)	6,435,670	18,023
		83,176
TOTAL FINANCIALS		898,643
HEALTH CARE - 7.4%
Biotechnology - 3.2%
Alkermes, Inc. (a)	917,100	11,831
Amgen, Inc. (a)	1,321,500	72,061
Amylin Pharmaceuticals, Inc. (a)	2,132,700	40,351
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Cephalon, Inc. (a)	187,600	$ 10,646
Dendreon Corp. (a)	1,039,281	34,203
Genzyme Corp. (a)	372,700	25,925
Gilead Sciences, Inc. (a)	2,202,800	73,397
Human Genome Sciences, Inc. (a)	1,012,500	26,264
ImmunoGen, Inc. (a)	547,037	5,159
Micromet, Inc. (a)	1,322,420	9,059
Vertex Pharmaceuticals, Inc. (a)	1,674,100	56,350
		365,246
Health Care Equipment & Supplies - 0.2%
Hologic, Inc. (a)	425,800	6,021
NuVasive, Inc. (a)	640,300	20,983
		27,004
Health Care Providers & Services - 2.5%
Express Scripts, Inc. (a)	3,218,980	145,434
McKesson Corp.	1,063,100	66,784
Medco Health Solutions, Inc. (a)	1,687,100	80,981
		293,199
Health Care Technology - 0.7%
Allscripts-Misys Healthcare Solutions, Inc. (a)	1,355,300	22,620
Cerner Corp. (a)	679,300	52,612
		75,232
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	300,000	13,449
Life Technologies Corp. (a)	524,300	22,540
		35,989
Pharmaceuticals - 0.5%
Allergan, Inc.	590,700	36,068
Forest Laboratories, Inc. (a)	400,000	11,100
Merck & Co., Inc.	442,500	15,249
		62,417
TOTAL HEALTH CARE		859,087
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.9%
Honeywell International, Inc.	1,338,900	57,385
Precision Castparts Corp.	666,600	81,452
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	618,200	$ 42,124
United Technologies Corp.	2,131,700	151,564
		332,525
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	94,800	6,181
United Parcel Service, Inc. Class B	799,500	51,968
		58,149
Airlines - 1.9%
Continental Airlines, Inc. Class B (a)	1,243,300	31,107
Delta Air Lines, Inc. (a)	5,031,700	59,777
UAL Corp. (a)	4,742,800	112,594
US Airways Group, Inc. (a)	1,991,700	21,610
		225,088
Commercial Services & Supplies - 0.1%
Republic Services, Inc.	384,800	12,260
Construction & Engineering - 1.2%
Fluor Corp.	1,750,800	84,546
Jacobs Engineering Group, Inc. (a)	1,212,771	44,351
KBR, Inc.	608,300	13,614
		142,511
Industrial Conglomerates - 1.1%
3M Co.	731,200	62,547
General Electric Co.	2,982,800	48,083
Textron, Inc.	630,200	13,083
		123,713
Machinery - 4.3%
ArvinMeritor, Inc. (a)	476,024	7,812
Bucyrus International, Inc. Class A	1,187,800	73,905
Caterpillar, Inc.	667,500	46,558
Cummins, Inc.	1,066,500	84,904
Danaher Corp.	1,397,700	53,686
Ingersoll-Rand Co. Ltd.	3,423,400	128,241
Joy Global, Inc.	224,137	13,307
PACCAR, Inc.	1,522,500	69,761
Pall Corp.	319,900	12,233
Thermax Ltd.	211,215	3,456
		493,863
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - 0.3%
Manpower, Inc.	798,700	$ 38,322
Road & Rail - 1.2%
CSX Corp.	843,400	44,464
Union Pacific Corp.	1,275,700	95,257
		139,721
Trading Companies & Distributors - 0.1%
Adani Enterprises Ltd.	571,688	7,196
TOTAL INDUSTRIALS		1,573,348
INFORMATION TECHNOLOGY - 35.1%
Communications Equipment - 5.9%
Acme Packet, Inc. (a)	579,500	16,377
Cisco Systems, Inc. (a)	9,875,700	227,832
DG FastChannel, Inc. (a)	854,760	32,592
Juniper Networks, Inc. (a)	638,000	17,724
Motorola, Inc. (a)	3,811,700	28,550
QUALCOMM, Inc.	5,182,400	197,346
Research In Motion Ltd. (a)	2,756,700	158,593
		679,014
Computers & Peripherals - 11.1%
Apple, Inc. (a)	2,946,300	757,927
Dell, Inc. (a)	1,180,700	15,632
Hewlett-Packard Co.	7,541,400	347,206
Isilon Systems, Inc. (a)	351,700	6,169
NetApp, Inc. (a)	1,877,700	79,427
SanDisk Corp. (a)	795,187	34,750
STEC, Inc. (a)	230,500	3,596
Western Digital Corp. (a)	1,290,400	34,054
		1,278,761
Electronic Equipment & Components - 0.8%
Agilent Technologies, Inc. (a)	3,466,655	96,824
Internet Software & Services - 5.1%
Akamai Technologies, Inc. (a)	2,064,300	79,187
Baidu.com, Inc. sponsored ADR (a)	668,800	54,447
Google, Inc. Class A (a)	760,900	368,922
Monster Worldwide, Inc. (a)(d)	2,970,649	40,757
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
OpenTable, Inc. (a)(d)	337,051	$ 15,066
Rackspace Hosting, Inc. (a)	1,459,800	27,298
		585,677
IT Services - 3.1%
Alliance Data Systems Corp. (a)	202,400	11,634
Cognizant Technology Solutions Corp. Class A (a)	1,139,800	62,187
MasterCard, Inc. Class A	749,100	157,341
Visa, Inc. Class A	1,780,400	130,592
		361,754
Office Electronics - 0.4%
Xerox Corp.	5,282,200	51,449
Semiconductors & Semiconductor Equipment - 4.3%
Altera Corp.	2,393,000	66,334
ARM Holdings PLC sponsored ADR	409,500	6,327
Avago Technologies Ltd.	1,641,700	35,723
Broadcom Corp. Class A	2,672,400	96,287
Cree, Inc. (a)	200,500	14,203
First Solar, Inc. (a)	130,400	16,359
Intel Corp.	1,109,217	22,850
Lam Research Corp. (a)	1,911,700	80,655
Marvell Technology Group Ltd. (a)	7,311,000	109,080
MEMC Electronic Materials, Inc. (a)	2,111,200	20,183
Silicon Laboratories, Inc. (a)	461,100	18,467
Trina Solar Ltd. ADR (a)(d)	539,700	11,733
		498,201
Software - 4.4%
Autonomy Corp. PLC (a)	324,900	8,382
Check Point Software Technologies Ltd. (a)	1,523,600	51,833
Citrix Systems, Inc. (a)	630,500	34,690
Informatica Corp. (a)	1,193,700	35,966
Microsoft Corp.	6,000,600	154,875
Nuance Communications, Inc. (a)	1,889,000	31,187
Oracle Corp.	1,900,500	44,928
QLIK Technologies, Inc.	484,100	6,957
Red Hat, Inc. (a)	2,023,300	65,049
Salesforce.com, Inc. (a)	158,800	15,713
SuccessFactors, Inc. (a)	199,100	4,044
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
TeleNav, Inc.	125,000	$ 680
VMware, Inc. Class A (a)	618,500	47,952
		502,256
TOTAL INFORMATION TECHNOLOGY		4,053,936
MATERIALS - 3.9%
Chemicals - 2.5%
Asian Paints India Ltd.	44,645	2,506
CF Industries Holdings, Inc.	401,400	32,590
Dow Chemical Co.	3,468,700	94,800
Monsanto Co.	1,943,700	112,424
The Mosaic Co.	1,054,900	50,266
		292,586
Containers & Packaging - 0.8%
Ball Corp.	220,500	12,842
Owens-Illinois, Inc. (a)	1,020,762	28,224
Pactiv Corp. (a)	1,524,300	46,369
		87,435
Metals & Mining - 0.6%
Allegheny Technologies, Inc.	155,800	7,418
Carpenter Technology Corp.	218,500	7,637
Freeport-McMoRan Copper & Gold, Inc.	584,600	41,822
Titanium Metals Corp. (a)	369,600	8,183
		65,060
TOTAL MATERIALS		445,081
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.0%
China Unicom (Hong Kong) Ltd. sponsored ADR	423,500	5,777
Wireless Telecommunication Services - 1.1%
NII Holdings, Inc. (a)	306,000	11,463
Reliance Communication Ltd.	887,130	3,418
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SOFTBANK CORP.	714,900	$ 21,383
Sprint Nextel Corp. (a)	19,819,900	90,577
		126,841
TOTAL TELECOMMUNICATION SERVICES		132,618
TOTAL COMMON STOCKS (Cost $9,668,137)		11,469,398
Nonconvertible Preferred Stocks - 0.2%

CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	170,700	18,090
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $18,090)		18,090
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.24% (b)	28,827,628	28,828
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	96,631,450	96,631
TOTAL MONEY MARKET FUNDS (Cost $125,459)		125,459
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $9,811,686)		11,612,947
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(64,727)
NET ASSETS - 100%		$ 11,548,220
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,774,000 or 0.1% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 33
Fidelity Securities Lending Cash Central Fund	263
Total	$ 296
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Furniture Brands International, Inc.	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Total	$ 19,567	$ 202	$ 12,871	$ -	$ 16,160
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,736,002	$ 1,736,002	$ -	$ -
Consumer Staples	934,595	934,595	-	-
Energy	854,382	854,382	-	-
Financials	898,439	864,518	27,147	6,774
Health Care	859,087	859,087	-	-
Industrials	1,573,348	1,573,348	-	-
Information Technology	4,053,936	4,053,936	-	-
Materials	445,081	445,081	-	-
Telecommunication Services	132,618	132,618	-	-
Money Market Funds	125,459	125,459	-	-
Total Investments in Securities:	$ 11,612,947	$ 11,579,026	$ 27,147	$ 6,774
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(74)
Total Unrealized Gain (Loss)	(175)
Cost of Purchases	8,882
Proceeds of Sales	(1,859)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 6,774
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (175)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,028,059,000 of which $671,371,000 and $356,688,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $94,422) - See accompanying schedule: Unaffiliated issuers (cost $9,661,717)	$ 11,471,328
Fidelity Central Funds (cost $125,459)	125,459
Other affiliated issuers (cost $24,510)	16,160
Total Investments (cost $9,811,686)		$ 11,612,947
Foreign currency held at value (cost $300)		291
Receivable for investments sold		247,977
Receivable for fund shares sold		10,336
Dividends receivable		3,356
Distributions receivable from Fidelity Central Funds		32
Other receivables		1,561
Total assets		11,876,500

Liabilities
Payable for investments purchased	$ 206,290
Payable for fund shares redeemed	16,071
Accrued management fee	6,463
Other affiliated payables	2,267
Other payables and accrued expenses	558
Collateral on securities loaned, at value	96,631
Total liabilities		328,280

Net Assets		$ 11,548,220
Net Assets consist of:
Paid in capital		$ 10,852,889
Undistributed net investment income		2,062
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,107,768)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,801,037
Net Assets		$ 11,548,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Blue Chip Growth: Net Asset Value, offering price and redemption price per share ($10,295,210 ÷ 273,613 shares)	$ 37.63

Class K: Net Asset Value, offering price and redemption price per share ($931,601 ÷ 24,735 shares)	$ 37.66

Class F: Net Asset Value, offering price and redemption price per share ($321,409 ÷ 8,528 shares)	$ 37.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 119,693
Interest		1
Income from Fidelity Central Funds		296
Total income		119,990

Expenses
Management fee Basic fee	$ 65,083
Performance adjustment	13,734
Transfer agent fees	27,053
Accounting and security lending fees	1,459
Custodian fees and expenses	297
Independent trustees' compensation	67
Registration fees	121
Audit	93
Legal	65
Interest	11
Miscellaneous	190
Total expenses before reductions	108,173
Expense reductions	(1,805)	106,368
Net investment income (loss)		13,622
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,074,390
Other affiliated issuers	(18,675)
Foreign currency transactions	(690)
Capital gain distributions from Fidelity Central Funds	3
Total net realized gain (loss)		1,055,028
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $49)	793,523
Assets and liabilities in foreign currencies	(176)
Total change in net unrealized appreciation (depreciation)		793,347
Net gain (loss)		1,848,375
Net increase (decrease) in net assets resulting from operations		$ 1,861,997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,622	$ 90,600
Net realized gain (loss)	1,055,028	(2,127,104)
Change in net unrealized appreciation (depreciation)	793,347	(205,346)
Net increase (decrease) in net assets resulting from operations	1,861,997	(2,241,850)
Distributions to shareholders from net investment income	(57,433)	(99,426)
Distributions to shareholders from net realized gain	-	(242,439)
Total distributions	(57,433)	(341,865)
Share transactions - net increase (decrease)	(538,131)	(483,151)
Total increase (decrease) in net assets	1,266,433	(3,066,866)

Net Assets
Beginning of period	10,281,787	13,348,653
End of period (including undistributed net investment income of $2,062 and undistributed net investment income of $39,489, respectively)	$ 11,548,220	$ 10,281,787

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Blue Chip Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 31.97	$ 39.06	$ 46.88	$ 41.54	$ 42.60
Income from Investment Operations
Net investment income (loss) B	.04	.27	.35	.32	.23
Net realized and unrealized gain (loss)	5.80	(6.36)	(2.89)	6.19	(1.06)
Total from investment operations	5.84	(6.09)	(2.54)	6.51	(.83)
Distributions from net investment income	(.18)	(.29)	(.33)	(.24)	(.23)
Distributions from net realized gain	-	(.71)	(4.95)	(.93)	-
Total distributions	(.18)	(1.00)	(5.28)	(1.17)	(.23)
Net asset value, end of period	$ 37.63	$ 31.97	$ 39.06	$ 46.88	$ 41.54
Total Return A	18.29%	(15.85)%	(6.30)%	16.02%	(1.97)%
Ratios to Average Net Assets C, E
Expenses before reductions	.94%	.76%	.58%	.60%	.63%
Expenses net of fee waivers, if any	.94%	.76%	.58%	.60%	.63%
Expenses net of all reductions	.93%	.76%	.57%	.59%	.61%
Net investment income (loss)	.10%	.93%	.81%	.72%	.54%
Supplemental Data
Net assets, end of period (in millions)	$ 10,295	$ 9,691	$ 13,349	$ 18,616	$ 19,571
Portfolio turnover rate D	135%	134%	82%	87%	48%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 32.01	$ 39.07	$ 41.81
Income from Investment Operations
Net investment income (loss) D	.11	.32	.10
Net realized and unrealized gain (loss)	5.79	(6.33)	(2.84)
Total from investment operations	5.90	(6.01)	(2.74)
Distributions from net investment income	(.25)	(.34)	-
Distributions from net realized gain	-	(.71)	-
Total distributions	(.25)	(1.05)	-
Net asset value, end of period	$ 37.66	$ 32.01	$ 39.07
Total Return B, C	18.48%	(15.61)%	(6.55)%
Ratios to Average Net Assets E, H
Expenses before reductions	.75%	.53%	.41% A
Expenses net of fee waivers, if any	.75%	.53%	.41% A
Expenses net of all reductions	.74%	.52%	.41% A
Net investment income (loss)	.30%	1.16%	1.09% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 931,601	$ 590,673	$ 93
Portfolio turnover rate F	135%	134%	82%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.98	$ 29.16
Income from Investment Operations
Net investment income (loss) D	.13	- J
Net realized and unrealized gain (loss)	5.80	2.82 G
Total from investment operations	5.93	2.82
Distributions from net investment income	(.22)	-
Net asset value, end of period	$ 37.69	$ 31.98
Total Return B, C	18.59%	9.67%
Ratios to Average Net Assets E, I
Expenses before reductions	.70%	.51% A
Expenses net of fee waivers, if any	.70%	.51% A
Expenses net of all reductions	.68%	.51% A
Net investment income (loss)	.35%	(.05)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 321,409	$ 261
Portfolio turnover rate F	135%	134%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

H For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth, Class K and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Blue Chip Growth and Class K to eligible shareholders of Blue Chip Growth. In order to disclose class level financial information dollar amounts presented in the notes are unrounded. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on short term capital gains on securities of certain issuers domiciled in India. The Fund records an estimated deferred tax liability included in Other payables and accrued expenses in the accompanying Statement of Assets & Liabilities for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of at period end.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses due to deferred wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,014,864,694
Gross unrealized depreciation	(293,312,547)
Net unrealized appreciation (depreciation)	$ 1,721,552,147

Tax Cost	$ 9,891,394,551

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,446,191
Capital loss carryforward	$ (1,028,058,871)
Net unrealized appreciation (depreciation)	$ 1,721,377,970

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 57,433,084	$ 99,425,655
Long-term Capital Gains	-	242,439,162
Total	$ 57,433,084	$ 341,864,817

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $15,348,328,246 and $15,969,181,366, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Blue Chip Growth as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Blue Chip Growth	$ 26,634,828.25
Class K	418,549.05
	$ 27,053,377

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $364,789 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 12,993,271.43%		$ 10,743

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,855 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $262,621.

Annual Report

Notes to Financial Statements - continued

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,248,000. The weighted average interest rate was .64%. The interest expense amounted to $111 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,804,798 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009 A
From net investment income
Blue Chip Growth	$ 52,296,116	$ 97,802,886
Class K	4,902,403	1,622,768
Class F	234,565	-
Total	$ 57,433,084	$ 99,425,654
From net realized gain
Blue Chip Growth	$ -	$ 242,437,464
Class K	-	1,698
Total	$ -	$ 242,439,162

A Distributions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Blue Chip Growth
Shares sold	41,698,431	53,777,391	$ 1,553,486,290	$ 1,546,167,445
Conversion to Class K	(604,280)	(17,667,860)	(19,980,833)	(497,271,491)
Reinvestment of distributions	1,459,019	9,381,064	51,337,601	335,422,205
Shares redeemed	(72,051,092)	(84,149,947)	(2,676,740,842)	(2,387,026,199)
Net increase (decrease)	(29,497,922)	(38,659,352)	$ (1,091,897,784)	$ (1,002,708,040)

Annual Report

12. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010 B	2009 A	2010 B	2009 A
Class K
Shares sold	11,376,828	2,762,243	$ 427,049,740	$ 75,103,611
Conversion from Blue Chip Growth	603,548	17,662,621	19,980,833	497,271,492
Reinvestment of distributions	138,546	62,647	4,902,403	1,624,466
Shares redeemed	(5,839,246)	(2,034,629)	(218,810,942)	(54,677,110)
Net increase (decrease)	6,279,676	18,452,882	$ 233,122,034	$ 519,322,459
Class F
Shares sold	8,795,556	8,183	$ 331,309,580	$ 235,350
Reinvestment of distributions	6,315	-	234,565	-
Shares redeemed	(281,880)	(10)	(10,900,065)	(294)
Net increase (decrease)	8,519,991	8,173	$ 320,644,080	$ 235,056

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

B Conversion transactions for Class K and Blue Chip Growth are presented for the period August 1, 2009 through August 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Blue Chip Growth Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-
present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-
present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.
(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which can be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders approved a prospective change in the index used to calculate the fund's performance adjustment beginning June 1, 2006. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to June 1, 2006 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustments for 2006 through 2009 shown in the chart above reflect the effect of using the blended index return to calculate the fund's performance adjustment.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

BCF-K-UANN-0910
1.863112.101

Fidelity®

Blue Chip Value

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past 6 months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity® Blue Chip Value Fund	11.20%	-2.64%	2.33%

A From June 17, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on June 17, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charles Hebard, Portfolio Manager of Fidelity® Blue Chip Value Fund: During the year, the fund gained 11.20%, lagging the 15.39% gain of the Russell 1000® Value Index. Weak results in homebuilding, including KB Home and PulteGroup, detracted when both stocks fell after the expiration of the homebuyer tax credit. Diversified financials hurt, with Bank of America and others suffering from fears of increased government regulation. Underweighting real estate, the top-performing group, detracted, despite overall good stock picking there. We had poor stock selection in energy, including natural gas producer Petrohawk Energy, offset in part by underweighting integrated oil giant Exxon Mobil, which lagged. Capital goods was weak, with building products maker Masco weighing on returns. Unfavorable security selection in technology hardware/equipment hurt. Conversely, stock picking in industrials was the top contributor, including truck engine manufacturer Cummins and industrial products conglomerate Ingersoll Rand. Elsewhere, despite financials' overall drag on performance, we had some solid investments there, including commercial real estate broker CB Richard Ellis Group, an out-of-index position, and banker PNC Financial Services Group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Actual	.82%	$ 1,000.00	$ 1,015.50	$ 4.10
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	5.0	4.7
Wells Fargo & Co.	4.8	4.7
Bank of America Corp.	3.8	3.9
Pfizer, Inc.	3.3	4.1
Chevron Corp.	3.1	3.5
Merck & Co., Inc.	2.9	2.1
Johnson & Johnson	2.7	0.0
Procter & Gamble Co.	2.0	1.2
Citigroup, Inc.	1.9	0.0
Verizon Communications, Inc.	1.8	3.0
	31.3
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.9	27.2
Health Care	13.9	11.5
Energy	13.9	18.2
Industrials	11.5	9.5
Consumer Staples	7.8	5.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 99.5%		Stocks 98.8%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	9.3%	** Foreign investments	9.2%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
CONSUMER DISCRETIONARY - 5.3%
Auto Components - 0.4%
Johnson Controls, Inc.	43,200	$ 1,244,592
Household Durables - 2.0%
KB Home (d)	285,400	3,247,852
Pulte Group, Inc. (a)	167,602	1,471,546
Stanley Black & Decker, Inc.	30,600	1,775,412
		6,494,810
Media - 1.8%
Time Warner Cable, Inc.	59,167	3,382,577
Time Warner, Inc.	76,600	2,409,836
		5,792,413
Specialty Retail - 1.1%
Best Buy Co., Inc.	21,900	759,054
Lowe's Companies, Inc.	87,065	1,805,728
Staples, Inc.	49,500	1,006,335
		3,571,117
TOTAL CONSUMER DISCRETIONARY		17,102,932
CONSUMER STAPLES - 7.8%
Beverages - 1.9%
Anheuser-Busch InBev SA NV	21,368	1,131,684
Grupo Modelo SAB de CV Series C	156,500	849,485
The Coca-Cola Co.	78,400	4,320,624
		6,301,793
Food & Staples Retailing - 1.8%
CVS Caremark Corp.	103,400	3,173,346
Kroger Co.	47,600	1,008,168
Walgreen Co.	35,000	999,250
Winn-Dixie Stores, Inc. (a)	71,862	704,966
		5,885,730
Food Products - 0.7%
Nestle SA	44,182	2,184,603
Household Products - 2.0%
Procter & Gamble Co.	104,280	6,377,765
Personal Products - 0.4%
Avon Products, Inc.	46,200	1,438,206
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 1.0%
British American Tobacco PLC sponsored ADR	20,400	$ 1,406,172
Philip Morris International, Inc.	33,700	1,720,048
		3,126,220
TOTAL CONSUMER STAPLES		25,314,317
ENERGY - 13.9%
Energy Equipment & Services - 4.0%
Baker Hughes, Inc.	80,657	3,893,313
Ensco International Ltd. ADR	31,950	1,335,830
Halliburton Co.	108,415	3,239,440
Noble Corp.	36,500	1,186,250
Transocean Ltd. (a)	18,800	868,748
Weatherford International Ltd. (a)	153,800	2,491,560
		13,015,141
Oil, Gas & Consumable Fuels - 9.9%
Alpha Natural Resources, Inc. (a)	32,300	1,238,059
Apache Corp.	5,400	516,132
BP PLC sponsored ADR	38,800	1,492,636
Chevron Corp.	131,900	10,052,099
Exxon Mobil Corp.	75,050	4,478,984
Marathon Oil Corp.	127,100	4,251,495
Massey Energy Co.	29,000	886,820
Occidental Petroleum Corp.	50,116	3,905,540
Petrohawk Energy Corp. (a)	84,200	1,327,834
Plains Exploration & Production Co. (a)	45,200	1,019,260
Royal Dutch Shell PLC Class B ADR	24,500	1,308,790
Southwestern Energy Co. (a)	42,525	1,550,036
		32,027,685
TOTAL ENERGY		45,042,826
FINANCIALS - 29.9%
Capital Markets - 2.6%
Franklin Resources, Inc.	12,800	1,287,424
Morgan Stanley	189,400	5,111,906
State Street Corp.	52,270	2,034,348
		8,433,678
Commercial Banks - 8.8%
BB&T Corp.	95,000	2,358,850
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Huntington Bancshares, Inc.	157,400	$ 953,844
PNC Financial Services Group, Inc.	94,172	5,592,875
Regions Financial Corp.	229,640	1,683,261
SVB Financial Group (a)	23,000	993,370
U.S. Bancorp, Delaware	58,900	1,407,710
Wells Fargo & Co.	564,477	15,652,947
		28,642,857
Consumer Finance - 0.9%
Capital One Financial Corp.	68,900	2,916,537
Diversified Financial Services - 11.3%
Bank of America Corp.	867,802	12,183,940
Citigroup, Inc. (a)	1,533,900	6,288,990
JPMorgan Chase & Co.	402,652	16,218,821
KKR Financial Holdings LLC	126,500	1,000,615
Moody's Corp.	38,500	906,675
		36,599,041
Insurance - 4.0%
ACE Ltd.	21,166	1,123,491
Allstate Corp.	65,200	1,841,248
Everest Re Group Ltd.	14,400	1,117,728
Genworth Financial, Inc. Class A (a)	198,827	2,700,071
Lincoln National Corp.	44,800	1,166,592
MetLife, Inc.	44,900	1,888,494
Old Republic International Corp.	57,900	724,329
Unum Group	47,200	1,077,104
XL Capital Ltd. Class A	70,132	1,243,440
		12,882,497
Real Estate Investment Trusts - 0.9%
ProLogis Trust	41,900	455,034
Public Storage	13,400	1,314,808
SL Green Realty Corp.	21,200	1,277,088
		3,046,930
Real Estate Management & Development - 1.1%
CB Richard Ellis Group, Inc. Class A (a)	216,400	3,678,800
Thrifts & Mortgage Finance - 0.3%
Radian Group, Inc.	94,000	808,400
TOTAL FINANCIALS		97,008,740
Common Stocks - continued
	Shares	Value
HEALTH CARE - 13.9%
Biotechnology - 2.1%
Amgen, Inc. (a)	73,100	$ 3,986,143
Biogen Idec, Inc. (a)	33,600	1,877,568
Genzyme Corp. (a)	2,700	187,812
Gilead Sciences, Inc. (a)	22,800	759,696
		6,811,219
Health Care Equipment & Supplies - 1.3%
C. R. Bard, Inc.	14,600	1,146,538
Covidien PLC	63,085	2,354,332
Stryker Corp.	15,900	740,463
		4,241,333
Health Care Providers & Services - 1.4%
Brookdale Senior Living, Inc. (a)	69,500	985,510
CIGNA Corp.	44,400	1,365,744
Humana, Inc. (a)	49,100	2,308,682
		4,659,936
Pharmaceuticals - 9.1%
Johnson & Johnson	152,037	8,831,829
Merck & Co., Inc.	268,600	9,255,956
Pfizer, Inc.	706,819	10,602,285
Teva Pharmaceutical Industries Ltd. sponsored ADR	14,800	722,980
		29,413,050
TOTAL HEALTH CARE		45,125,538
INDUSTRIALS - 11.5%
Aerospace & Defense - 2.0%
Goodrich Corp.	17,100	1,246,077
Honeywell International, Inc.	31,660	1,356,948
Precision Castparts Corp.	7,000	855,330
United Technologies Corp.	42,800	3,043,080
		6,501,435
Building Products - 1.0%
Masco Corp.	212,400	2,183,472
Owens Corning (a)	35,800	1,126,984
		3,310,456
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.7%
Avery Dennison Corp.	25,100	$ 899,835
Republic Services, Inc.	43,330	1,380,494
		2,280,329
Construction & Engineering - 0.9%
Fluor Corp.	34,700	1,675,663
Jacobs Engineering Group, Inc. (a)	27,150	992,876
KBR, Inc.	7,400	165,612
		2,834,151
Electrical Equipment - 0.3%
Regal-Beloit Corp.	14,591	887,571
Industrial Conglomerates - 1.9%
General Electric Co.	262,000	4,223,440
Textron, Inc.	97,600	2,026,176
		6,249,616
Machinery - 2.3%
Caterpillar, Inc.	20,500	1,429,875
Cummins, Inc.	15,687	1,248,842
Ingersoll-Rand Co. Ltd.	105,600	3,955,776
Navistar International Corp. (a)	20,000	1,034,200
		7,668,693
Road & Rail - 2.2%
CSX Corp.	53,500	2,820,520
Union Pacific Corp.	58,200	4,345,794
		7,166,314
Trading Companies & Distributors - 0.2%
WESCO International, Inc. (a)	15,800	567,694
TOTAL INDUSTRIALS		37,466,259
INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 1.1%
Cisco Systems, Inc. (a)	119,000	2,745,330
Juniper Networks, Inc. (a)	33,200	922,296
		3,667,626
Computers & Peripherals - 1.5%
Hewlett-Packard Co.	102,900	4,737,516
Electronic Equipment & Components - 1.7%
Agilent Technologies, Inc. (a)	34,250	956,603
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Avnet, Inc. (a)	78,346	$ 1,970,402
Flextronics International Ltd. (a)	144,100	896,302
Tyco Electronics Ltd.	60,085	1,622,295
		5,445,602
Internet Software & Services - 0.5%
eBay, Inc. (a)	85,400	1,785,714
IT Services - 0.3%
International Business Machines Corp.	7,200	924,480
Semiconductors & Semiconductor Equipment - 2.0%
Applied Materials, Inc.	99,700	1,176,460
KLA-Tencor Corp.	82,900	2,625,443
Lam Research Corp. (a)	63,600	2,683,284
		6,485,187
TOTAL INFORMATION TECHNOLOGY		23,046,125
MATERIALS - 2.7%
Chemicals - 1.2%
Celanese Corp. Class A	27,700	778,093
Dow Chemical Co.	114,600	3,132,018
		3,910,111
Construction Materials - 0.3%
HeidelbergCement AG	23,592	1,188,281
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	43,800	1,211,070
Metals & Mining - 0.7%
ArcelorMittal SA Class A unit (d)	29,200	896,440
Freeport-McMoRan Copper & Gold, Inc.	10,450	747,593
Newcrest Mining Ltd.	20,531	607,669
		2,251,702
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	24,405	395,849
TOTAL MATERIALS		8,957,013
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.0%
Qwest Communications International, Inc.	130,200	$ 736,932
Verizon Communications, Inc.	203,418	5,911,327
		6,648,259
Wireless Telecommunication Services - 0.9%
Sprint Nextel Corp. (a)	625,645	2,859,198
TOTAL TELECOMMUNICATION SERVICES		9,507,457
UTILITIES - 4.5%
Electric Utilities - 2.8%
American Electric Power Co., Inc.	57,900	2,083,242
Entergy Corp.	22,600	1,751,726
FirstEnergy Corp.	49,500	1,866,150
NextEra Energy, Inc.	39,400	2,060,620
PPL Corp.	52,300	1,427,267
		9,189,005
Independent Power Producers & Energy Traders - 0.2%
AES Corp. (a)	58,800	606,228
Multi-Utilities - 1.5%
Alliant Energy Corp.	36,651	1,266,659
CMS Energy Corp.	93,300	1,485,336
PG&E Corp.	50,100	2,224,440
		4,976,435
TOTAL UTILITIES		14,771,668
TOTAL COMMON STOCKS (Cost $340,086,929)		323,342,875
Money Market Funds - 1.0%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	1,255,294	$ 1,255,294
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,931,250	1,931,250
TOTAL MONEY MARKET FUNDS (Cost $3,186,544)		3,186,544
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $343,273,473)		326,529,419
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(1,616,282)
NET ASSETS - 100%		$ 324,913,137
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,762
Fidelity Securities Lending Cash Central Fund	9,111
Total	$ 12,873
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $168,260,098 of which $112,736,963 and $55,523,135 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,868,980) - See accompanying schedule: Unaffiliated issuers (cost $340,086,929)	$ 323,342,875
Fidelity Central Funds (cost $3,186,544)	3,186,544
Total Investments (cost $343,273,473)		$ 326,529,419
Receivable for investments sold		1,266,311
Receivable for fund shares sold		257,497
Dividends receivable		968,094
Distributions receivable from Fidelity Central Funds		602
Other receivables		6,320
Total assets		329,028,243

Liabilities
Payable for investments purchased	$ 1,210,853
Payable for fund shares redeemed	569,181
Accrued management fee	105,282
Other affiliated payables	91,893
Other payables and accrued expenses	206,647
Collateral on securities loaned, at value	1,931,250
Total liabilities		4,115,106

Net Assets		$ 324,913,137
Net Assets consist of:
Paid in capital		$ 518,610,254
Undistributed net investment income		2,421,761
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(179,214,844)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,904,034)
Net Assets, for 33,097,862 shares outstanding		$ 324,913,137
Net Asset Value, offering price and redemption price per share ($324,913,137 ÷ 33,097,862 shares)		$ 9.82

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 6,685,978
Interest		729
Income from Fidelity Central Funds		12,873
Total income		6,699,580

Expenses
Management fee Basic fee	$ 1,964,653
Performance adjustment	(292,944)
Transfer agent fees	1,130,159
Accounting and security lending fees	137,621
Custodian fees and expenses	22,911
Independent trustees' compensation	2,041
Registration fees	24,905
Audit	53,315
Legal	1,699
Miscellaneous	6,031
Total expenses before reductions	3,050,391
Expense reductions	(22,719)	3,027,672
Net investment income (loss)		3,671,908
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	15,230,148
Foreign currency transactions	(8,581)
Total net realized gain (loss)		15,221,567
Change in net unrealized appreciation (depreciation) on: Investment securities	18,523,936
Assets and liabilities in foreign currencies	112
Total change in net unrealized appreciation (depreciation)		18,524,048
Net gain (loss)		33,745,615
Net increase (decrease) in net assets resulting from operations		$ 37,417,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,671,908	$ 6,086,193
Net realized gain (loss)	15,221,567	(145,127,515)
Change in net unrealized appreciation (depreciation)	18,524,048	11,005,366
Net increase (decrease) in net assets resulting from operations	37,417,523	(128,035,956)
Distributions to shareholders from net investment income	(4,762,190)	(7,269,944)
Distributions to shareholders from net realized gain	-	(412,628)
Total distributions	(4,762,190)	(7,682,572)
Share transactions Proceeds from sales of shares	59,027,300	80,005,344
Reinvestment of distributions	4,632,338	7,439,489
Cost of shares redeemed	(104,167,012)	(136,690,953)
Net increase (decrease) in net assets resulting from share transactions	(40,507,374)	(49,246,120)
Total increase (decrease) in net assets	(7,852,041)	(184,964,648)

Net Assets
Beginning of period	332,765,178	517,729,826
End of period (including undistributed net investment income of $2,421,761 and undistributed net investment income of $3,423,873, respectively)	$ 324,913,137	$ 332,765,178
Other Information Shares
Sold	5,931,222	9,742,336
Issued in reinvestment of distributions	479,700	760,861
Redeemed	(10,487,025)	(15,943,607)
Net increase (decrease)	(4,076,103)	(5,440,410)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.95	$ 12.15	$ 15.46	$ 13.95	$ 13.21
Income from Investment Operations
Net investment income (loss) B	.10	.16	.21	.19	.10
Net realized and unrealized gain (loss)	.90	(3.17)	(2.68)	2.05	.95
Total from investment operations	1.00	(3.01)	(2.47)	2.24	1.05
Distributions from net investment income	(.13)	(.18)	(.16)	(.13)	(.08)
Distributions from net realized gain	-	(.01)	(.68)	(.60)	(.23)
Total distributions	(.13)	(.19)	(.84)	(.73)	(.31)
Net asset value, end of period	$ 9.82	$ 8.95	$ 12.15	$ 15.46	$ 13.95
Total Return A	11.20%	(24.89)%	(16.86)%	16.60%	8.05%
Ratios to Average Net Assets C, E
Expenses before reductions	.87%	.77%	.92%	.87%	.94%
Expenses net of fee waivers, if any	.87%	.77%	.92%	.87%	.94%
Expenses net of all reductions	.86%	.77%	.91%	.87%	.93%
Net investment income (loss)	1.05%	1.87%	1.46%	1.25%	.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 324,913	$ 332,765	$ 517,730	$ 731,351	$ 272,702
Portfolio turnover rate D	59%	69%	61%	92%	74%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 27,404,692
Gross unrealized depreciation	(55,103,490)
Net unrealized appreciation (depreciation)	$ (27,698,798)

Tax Cost	$ 354,228,217

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,421,761
Capital loss carryforward	$ (168,260,098)
Net unrealized appreciation (depreciation)	$ (27,698,539)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 4,762,190	$ 7,269,944
Long-term Capital Gains	-	412,628
Total	$ 4,762,190	$ 7,682,572

Annual Report

Notes to Financial Statements - continued

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $202,718,960 and $243,585,019, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .48% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,754 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,401 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $9,111.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $22,719 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Blue Chip Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Blue Chip Value Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Blue Chip Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Blue Chip Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year cumulative total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Blue Chip Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

BCV-UANN-0910
1.789709.107

Fidelity®

Dividend Growth

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Dividend Growth Fund	18.59%	0.55%	0.92%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Dividend Growth Fund, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: During the past year, the fund's Retail Class shares posted an 18.59% return, handily outpacing the S&P 500®. Versus the index, stock and industry positioning in financials made meaningful contributions. In materials, several strong-performing out-of-index positions were particularly beneficial. Favorable picks and a slight underweighting in the relatively weak-performing health care sector also helped. From a market-capitalization perspective, big overweightings in small- and mid-cap companies - those under $10 billion - bolstered results. At the stock level, underweighting energy giant and index heavyweight Exxon Mobil contributed, as the stock posted a double-digit loss. Bank holding PNC Financial Services Group added value, as did an out-of-index position in Brigham Exploration, a crude oil and natural gas exploration and production holding that I sold, and hospitality company Wyndham Worldwide. Not owning health care products provider Johnson & Johnson, a poorly performing benchmark constituent, also helped. Conversely, underweighting smart phone and computer maker Apple, a strong-performing index component, worked against us, along with disappointing out-of-index positions in natural gas producer Petrohawk Energy and energy services provider Weatherford International. Underweighting industrial conglomerate General Electric while the stock was enjoying a sharp advance also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Dividend Growth	.94%
Actual		$ 1,000.00	$ 1,046.10	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71
Class K	.73%
Actual		$ 1,000.00	$ 1,047.40	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.2	0.1
Wells Fargo & Co.	1.9	2.5
JPMorgan Chase & Co.	1.8	1.8
General Electric Co.	1.6	0.0
Cisco Systems, Inc.	1.3	1.4
Bank of America Corp.	1.2	1.6
Hewlett-Packard Co.	1.1	1.2
Merck & Co., Inc.	1.1	1.2
Lam Research Corp.	1.0	0.9
Oracle Corp.	0.9	0.4
	14.1
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	18.3
Information Technology	17.4	17.0
Industrials	13.9	10.2
Energy	11.2	11.4
Consumer Discretionary	10.4	9.9
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Investment Companies 97.7%		Stocks and Investment Companies 97.6%
	Bonds 0.3%		Bonds 0.3%
	Convertible Securities 1.3%		Convertible Securities 1.6%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	16.6%	** Foreign investments	15.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.3%
Stoneridge, Inc. (a)	950,982	$ 10,185
Tenneco, Inc. (a)	365,528	10,089
The Goodyear Tire & Rubber Co. (a)	203,014	2,166
		22,440
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	154,323	8,309
Fiat SpA	166,500	2,133
Harley-Davidson, Inc.	176,487	4,806
Mazda Motor Corp.	2,500,000	6,046
Thor Industries, Inc.	562,046	15,647
Winnebago Industries, Inc. (a)(e)(f)	1,556,036	16,261
		53,202
Diversified Consumer Services - 0.3%
Service Corp. International	1,072,000	9,133
Stewart Enterprises, Inc. Class A	2,318,532	12,451
Universal Technical Institute, Inc.	296,159	6,033
		27,617
Hotels, Restaurants & Leisure - 2.3%
Accor SA	121,834	3,947
Ameristar Casinos, Inc.	256,918	4,054
Bally Technologies, Inc. (a)	356,387	11,511
Brinker International, Inc.	1,088,764	17,115
China Lodging Group Ltd. ADR (e)	243,900	4,512
DineEquity, Inc. (a)(e)	853,349	31,113
International Game Technology	511,712	7,798
NH Hoteles SA (a)	2,119,573	8,592
O'Charleys, Inc. (a)(f)	1,311,500	9,141
Sol Melia SA	767,567	6,418
Sonic Corp. (a)	528,081	4,647
The Cheesecake Factory, Inc. (a)	81,300	1,906
WMS Industries, Inc. (a)	634,600	24,438
Wyndham Worldwide Corp.	2,069,515	52,835
		188,027
Household Durables - 0.8%
Ethan Allen Interiors, Inc.	155,200	2,381
Gafisa SA sponsored ADR	522,600	7,912
La-Z-Boy, Inc. (a)	150,300	1,287
Newell Rubbermaid, Inc.	367,400	5,695
Pulte Group, Inc. (a)	1,018,282	8,941
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Stanley Black & Decker, Inc.	440,501	$ 25,558
Techtronic Industries Co. Ltd.	4,062,000	3,352
Tempur-Pedic International, Inc. (a)	297,100	9,112
		64,238
Internet & Catalog Retail - 0.1%
Expedia, Inc.	300,490	6,815
Media - 2.6%
CC Media Holdings, Inc. Class A (a)	1,200,000	7,800
Comcast Corp.:
Class A	51,870	1,010
Class A (special) (non-vtg.)	2,065,543	38,130
Informa PLC	1,664,921	10,247
Interpublic Group of Companies, Inc. (a)	527,997	4,826
Lamar Advertising Co. Class A (a)	336,011	9,190
Liberty Media Corp. Starz Series A (a)	209,479	11,498
McGraw-Hill Companies, Inc.	460,900	14,145
MDC Partners, Inc. Class A (sub. vtg.)	1,398,539	17,244
SuperMedia, Inc. (a)(e)	231,513	4,883
The Walt Disney Co.	660,115	22,239
Time Warner Cable, Inc.	761,826	43,554
United Business Media Ltd.	623,900	5,387
Valassis Communications, Inc. (a)	113,713	3,931
Viacom, Inc. Class B (non-vtg.)	193,867	6,405
Virgin Media, Inc.	223,077	4,803
Wolters Kluwer NV (Certificaten Van Aandelen)	422,400	8,522
		213,814
Multiline Retail - 0.6%
Target Corp.	897,638	46,067
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	485,400	25,983
AnnTaylor Stores Corp. (a)	434,499	7,621
Asbury Automotive Group, Inc. (a)	432,400	5,820
Best Buy Co., Inc.	421,495	14,609
Big 5 Sporting Goods Corp.	510,000	7,007
Carphone Warehouse Group PLC (a)	1,419,949	5,122
Casual Male Retail Group, Inc. (a)	2,353,500	8,143
Collective Brands, Inc. (a)	73,100	1,171
Foot Locker, Inc.	568,559	7,727
Hengdeli Holdings Ltd.	25,940,000	11,889
Home Depot, Inc.	382,368	10,901
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	1,895,854	$ 39,320
Lumber Liquidators Holdings, Inc. (a)(e)	236,797	5,877
MarineMax, Inc. (a)	555,800	4,224
OfficeMax, Inc. (a)	919,756	13,143
Sally Beauty Holdings, Inc. (a)	995,281	9,415
Staples, Inc.	965,707	19,633
West Marine, Inc. (a)	125,903	1,307
		198,912
Textiles, Apparel & Luxury Goods - 0.2%
Bosideng International Holdings Ltd.	1,218,000	376
G-III Apparel Group Ltd. (a)	173,502	4,476
Peak Sport Products Co. Ltd.	1,218,000	853
Phillips-Van Heusen Corp.	229,800	11,924
		17,629
TOTAL CONSUMER DISCRETIONARY		838,761
CONSUMER STAPLES - 8.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	318,950	16,892
Carlsberg AS Series B	112,000	9,932
Dr Pepper Snapple Group, Inc.	342,587	12,864
Molson Coors Brewing Co. Class B	172,705	7,773
The Coca-Cola Co.	1,149,494	63,349
		110,810
Food & Staples Retailing - 2.8%
CVS Caremark Corp.	1,051,897	32,283
Drogasil SA	113,700	2,366
Kroger Co.	2,694,640	57,072
PriceSmart, Inc.	331,383	9,279
Susser Holdings Corp. (a)	101,554	1,220
Sysco Corp.	714,121	22,116
Wal-Mart Stores, Inc.	1,104,963	56,563
Walgreen Co.	1,018,718	29,084
Winn-Dixie Stores, Inc. (a)	1,720,396	16,877
		226,860
Food Products - 1.8%
Ausnutria Dairy Hunan Co. Ltd. Class H	12,992,000	7,861
Bunge Ltd.	12,200	606
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Calavo Growers, Inc.	394,332	$ 8,328
Chiquita Brands International, Inc. (a)	398,078	5,844
Diamond Foods, Inc.	96,700	4,307
Kellogg Co.	205,911	10,306
Kerry Group PLC Class A	80,972	2,575
Leroy Seafood Group ASA	29,868	612
M. Dias Branco SA	12,100	274
Marine Harvest ASA	52,008,379	39,211
Nestle SA	390,315	19,299
Ralcorp Holdings, Inc. (a)	39,090	2,283
Seneca Foods Group Class A (a)	20,299	621
Smithfield Foods, Inc. (a)	1,843,400	26,268
Tingyi (Cayman Islands) Holding Corp.	2,414,000	6,122
TreeHouse Foods, Inc. (a)	33,900	1,617
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	450,300	13,246
		149,380
Household Products - 1.1%
Energizer Holdings, Inc. (a)	217,987	13,411
Kimberly-Clark Corp.	170,557	10,936
Procter & Gamble Co.	1,084,753	66,343
		90,690
Personal Products - 0.6%
Avon Products, Inc.	720,428	22,427
BaWang International (Group) Holding Ltd.	18,804,000	11,475
Hengan International Group Co. Ltd.	1,154,500	9,943
Herbalife Ltd.	113,300	5,624
		49,469
Tobacco - 0.9%
Imperial Tobacco Group PLC	247,779	7,011
Lorillard, Inc.	121,525	9,265
Philip Morris International, Inc.	1,042,800	53,225
		69,501
TOTAL CONSUMER STAPLES		696,710
ENERGY - 10.9%
Energy Equipment & Services - 3.6%
Aker Solutions ASA	699,697	9,072
Baker Hughes, Inc.	972,566	46,946
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Global Industries Ltd. (a)	1,068,176	$ 5,063
Halliburton Co.	895,250	26,750
Helix Energy Solutions Group, Inc. (a)	1,413,863	13,276
ION Geophysical Corp. (a)	1,871,858	8,217
National Oilwell Varco, Inc.	1,261,070	49,384
Noble Corp.	384,508	12,497
Schlumberger Ltd.	707,344	42,200
Smith International, Inc.	311,277	12,912
Superior Energy Services, Inc. (a)	109,700	2,500
Superior Well Services, Inc. (a)(e)	296,050	5,498
Transocean Ltd. (a)	197,776	9,139
Union Drilling, Inc. (a)	584,843	3,468
Vantage Drilling Co. (a)	5,143,000	6,840
Weatherford International Ltd. (a)	2,494,761	40,415
		294,177
Oil, Gas & Consumable Fuels - 7.3%
Anadarko Petroleum Corp.	463,017	22,762
Apache Corp.	352,229	33,666
Arch Coal, Inc.	308,305	7,304
Berry Petroleum Co. Class A	743,300	22,165
BP PLC sponsored ADR	700,300	26,941
Chesapeake Energy Corp.	1,082,597	22,767
Chevron Corp.	65,005	4,954
Compton Petroleum Corp. (a)	2,385,100	1,230
Concho Resources, Inc. (a)	136,931	8,213
Concho Resources, Inc. (a)(h)	230,820	12,460
Denbury Resources, Inc. (a)	1,070,040	16,949
EOG Resources, Inc.	284,700	27,758
EXCO Resources, Inc.	731,863	10,619
Exxon Mobil Corp.	328,592	19,610
Heritage Oil PLC (a)	324,900	2,091
Holly Corp.	342,399	9,152
International Coal Group, Inc. (a)(e)	2,349,935	10,575
InterOil Corp. (a)(e)	128,700	7,722
Marathon Oil Corp.	566,106	18,936
Massey Energy Co.	634,129	19,392
Niko Resources Ltd.	64,700	6,979
Northern Oil & Gas, Inc. (a)(e)	2,171,695	31,880
Occidental Petroleum Corp.	195,247	15,216
OPTI Canada, Inc. (a)	6,807,000	10,926
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
OPTI Canada, Inc. (a)(g)	2,661,400	$ 4,272
Pan Orient Energy Corp. (a)	938,500	5,478
PetroBakken Energy Ltd. Class A (e)	573,626	12,584
Petrohawk Energy Corp. (a)	2,823,438	44,526
Petroplus Holdings AG	511,750	7,930
Plains Exploration & Production Co. (a)	3,028,322	68,289
Southwestern Energy Co. (a)	754,637	27,507
Suncor Energy, Inc.	423,100	13,949
Sunoco, Inc.	247,700	8,835
Talisman Energy, Inc.	586,900	10,020
Valero Energy Corp.	876,361	14,889
		588,546
TOTAL ENERGY		882,723
FINANCIALS - 16.9%
Capital Markets - 2.4%
AllianceBernstein Holding LP	155,300	4,143
Bank of New York Mellon Corp.	940,752	23,585
Bank Sarasin & Co. Ltd. Series B (Reg.)	200,299	7,423
BlueBay Asset Management	1,397,468	6,159
Charles Schwab Corp.	420,069	6,213
GCA Savvian Group Corp. (a)	3,249	3,308
Goldman Sachs Group, Inc.	384,886	58,049
Janus Capital Group, Inc.	643,400	6,743
Morgan Stanley	1,882,624	50,812
Northern Trust Corp.	154,821	7,275
State Street Corp.	450,238	17,523
TD Ameritrade Holding Corp. (a)	182,517	2,873
		194,106
Commercial Banks - 4.9%
Agricultural Bank of China (H Shares)	9,336,000	4,207
Associated Banc-Corp.	1,373,043	18,660
Banco Do Brasil SA	288,000	4,979
CapitalSource, Inc.	5,651,145	30,403
CIT Group, Inc. (a)	133,988	4,872
Huntington Bancshares, Inc.	2,484,600	15,057
Itau Unibanco Banco Multiplo SA ADR (g)	253,800	5,683
Mitsubishi UFJ Financial Group, Inc.	4,360,200	21,593
Mizuho Financial Group, Inc.	4,564,700	7,397
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
PNC Financial Services Group, Inc.	1,206,042	$ 71,627
Regions Financial Corp.	1,141,747	8,369
SunTrust Banks, Inc.	422,400	10,961
Susquehanna Bancshares, Inc., Pennsylvania	182,800	1,581
SVB Financial Group (a)	422,500	18,248
Wells Fargo & Co.	5,705,841	158,223
Wilmington Trust Corp., Delaware	1,477,790	14,985
		396,845
Consumer Finance - 0.7%
American Express Co.	398,004	17,767
Capital One Financial Corp.	285,600	12,089
Discover Financial Services	951,232	14,525
ORIX Corp.	65,660	5,166
SLM Corp. (a)	357,433	4,289
		53,836
Diversified Financial Services - 4.6%
Bank of America Corp.	6,883,220	96,640
BM&F BOVESPA SA	1,479,200	10,935
Citigroup, Inc. (a)	16,163,680	66,271
Deutsche Boerse AG	128,642	9,007
JPMorgan Chase & Co.	3,648,624	146,967
PICO Holdings, Inc. (a)(f)	1,240,314	38,871
		368,691
Insurance - 1.8%
Aegon NV (a)	1,379,227	8,286
Allstate Corp.	16,100	455
Assured Guaranty Ltd.	1,262,840	19,827
Axis Capital Holdings Ltd.	36,544	1,139
Delphi Financial Group, Inc. Class A	328,935	8,536
Endurance Specialty Holdings Ltd.	226,900	8,756
Everest Re Group Ltd.	145,500	11,294
Genworth Financial, Inc. Class A (a)	2,000,600	27,168
Lincoln National Corp.	685,850	17,860
Maiden Holdings Ltd.	692,542	4,751
MBIA, Inc. (a)(e)	1,777,500	15,429
Old Republic International Corp.	356,169	4,456
Platinum Underwriters Holdings Ltd.	172,000	6,722
Protective Life Corp.	539,000	12,122
		146,801
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.1%
Boston Properties, Inc.	60,991	$ 4,995
CBL & Associates Properties, Inc.	633,200	8,909
Education Realty Trust, Inc.	423,700	2,945
Franklin Street Properties Corp.	606,400	7,404
ProLogis Trust	928,100	10,079
Public Storage	133,419	13,091
Segro PLC	1,035,273	4,546
SL Green Realty Corp.	299,600	18,048
The Macerich Co.	125,654	5,208
U-Store-It Trust	568,200	4,585
Vornado Realty Trust	129,638	10,731
Westfield Group unit	168,768	1,865
		92,406
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Class A (a)	4,274,600	72,668
Forest City Enterprises, Inc. Class A (a)	12,196	155
Iguatemi Empresa de Shopping Centers SA	444,800	8,843
Jones Lang LaSalle, Inc.	267,100	20,690
Kenedix, Inc. (a)	46,567	7,802
Unite Group PLC (a)	873,814	2,600
		112,758
Thrifts & Mortgage Finance - 0.0%
Bank Mutual Corp.	491,235	2,888
Ocwen Financial Corp. (a)	32,534	344
		3,232
TOTAL FINANCIALS		1,368,675
HEALTH CARE - 9.4%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	126,500	6,877
Allos Therapeutics, Inc. (a)	610,000	2,940
Amgen, Inc. (a)	750,259	40,912
Amylin Pharmaceuticals, Inc. (a)	436,570	8,260
ARIAD Pharmaceuticals, Inc. (a)	1,734,479	5,550
Biogen Idec, Inc. (a)	259,822	14,519
Cephalon, Inc. (a)	145,400	8,251
China Biologic Products, Inc. (a)(e)	512,400	6,548
Clinical Data, Inc. (a)	780,409	10,879
Genzyme Corp. (a)	308,844	21,483
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc. (a)	142,200	$ 4,738
Human Genome Sciences, Inc. (a)	555,400	14,407
ImmunoGen, Inc. (a)	295,200	2,784
InterMune, Inc. (a)	170,606	1,665
Micromet, Inc. (a)	963,800	6,602
Neurocrine Biosciences, Inc. (a)	832,600	4,729
NPS Pharmaceuticals, Inc. (a)	562,210	3,890
OREXIGEN Therapeutics, Inc. (a)(e)	2,006,657	10,435
PDL BioPharma, Inc.	1,011,700	6,293
Protalix BioTherapeutics, Inc. (a)(e)	846,481	5,528
SIGA Technologies, Inc. (a)(e)	1,307,624	10,958
Theravance, Inc. (a)	1,065,461	15,779
United Therapeutics Corp. (a)	225,400	11,020
ZIOPHARM Oncology, Inc. (a)	946,152	3,539
		228,586
Health Care Equipment & Supplies - 1.7%
AGA Medical Holdings, Inc.	528,700	7,661
C. R. Bard, Inc.	270,130	21,213
Cooper Companies, Inc.	105,600	4,104
Covidien PLC	326,127	12,171
Hill-Rom Holdings, Inc.	300,500	9,929
Hologic, Inc. (a)	308,600	4,364
Kinetic Concepts, Inc. (a)	227,325	8,072
Orthofix International NV (a)	326,188	9,877
Orthovita, Inc. (a)	1,391,500	2,574
St. Jude Medical, Inc. (a)	262,849	9,665
Stryker Corp.	305,500	14,227
Symmetry Medical, Inc. (a)	767,751	7,470
William Demant Holding AS (a)	135,454	9,927
Wright Medical Group, Inc. (a)	649,608	10,140
Zimmer Holdings, Inc. (a)	101,500	5,378
		136,772
Health Care Providers & Services - 2.1%
Brookdale Senior Living, Inc. (a)	1,149,700	16,303
CIGNA Corp.	1,021,800	31,431
Emeritus Corp. (a)	283,281	4,875
Express Scripts, Inc. (a)	831,500	37,567
LHC Group, Inc. (a)	142,200	3,269
McKesson Corp.	233,406	14,663
Medco Health Solutions, Inc. (a)	523,356	25,121
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	156,480	$ 7,378
Quest Diagnostics, Inc.	316,647	14,879
RehabCare Group, Inc. (a)	205,678	4,358
VCA Antech, Inc. (a)	325,800	6,790
		166,634
Health Care Technology - 0.0%
Computer Programs & Systems, Inc.	88,700	3,989
SXC Health Solutions Corp. (a)	12,200	836
		4,825
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International, Inc. (a)	178,678	5,553
Life Technologies Corp. (a)	155,100	6,668
Lonza Group AG	20,305	1,577
PerkinElmer, Inc.	219,300	4,268
		18,066
Pharmaceuticals - 2.6%
Abbott Laboratories	252,300	12,383
Ardea Biosciences, Inc. (a)	684,100	13,648
Biovail Corp.	333,000	7,273
Cadence Pharmaceuticals, Inc. (a)(e)	1,608,595	12,322
Merck & Co., Inc.	2,507,404	86,405
Novartis AG sponsored ADR	185,047	9,019
Novo Nordisk AS Series B	194,299	16,628
Pfizer, Inc.	379,945	5,699
Pronova BioPharma ASA (a)	3,794,531	9,309
Sanofi-Aventis	349,005	20,292
Teva Pharmaceutical Industries Ltd. sponsored ADR	312,490	15,265
		208,243
TOTAL HEALTH CARE		763,126
INDUSTRIALS - 13.8%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	227,300	6,683
DigitalGlobe, Inc. (a)	235,513	6,420
Esterline Technologies Corp. (a)	162,221	8,327
European Aeronautic Defence and Space Co. EADS NV (a)	258,000	6,113
GeoEye, Inc. (a)	543,850	18,774
Goodrich Corp.	262,977	19,163
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Heico Corp. New Class A	427,878	$ 12,357
Honeywell International, Inc.	610,420	26,163
Orbital Sciences Corp. (a)	176,144	2,579
Precision Castparts Corp.	253,972	31,033
Raytheon Co.	422,398	19,544
United Technologies Corp.	805,639	57,281
		214,437
Airlines - 0.4%
AMR Corp. (a)	491,263	3,478
Delta Air Lines, Inc. (a)	823,765	9,786
Southwest Airlines Co.	1,306,234	15,740
UAL Corp. (a)	150,172	3,565
		32,569
Building Products - 0.4%
Masco Corp.	1,332,600	13,699
Owens Corning (a)	519,607	16,357
		30,056
Commercial Services & Supplies - 1.5%
Avery Dennison Corp.	300,471	10,772
Casella Waste Systems, Inc. Class A (a)	591,609	2,361
Corrections Corp. of America (a)	190,865	3,735
Interface, Inc. Class A	2,004,878	24,921
Knoll, Inc.	695,566	9,759
Pitney Bowes, Inc.	186,820	4,560
Quad/Graphics, Inc. (a)	113,149	4,813
R.R. Donnelley & Sons Co.	972,100	16,399
Republic Services, Inc.	487,995	15,548
Schawk, Inc. Class A	108,332	1,607
Steelcase, Inc. Class A	297,346	2,055
The Brink's Co.	494,700	10,834
The Geo Group, Inc. (a)	649,733	14,021
		121,385
Construction & Engineering - 0.9%
Aveng Ltd.	890,100	4,395
Fluor Corp.	526,027	25,402
Foster Wheeler AG (a)	487,350	11,219
Granite Construction, Inc.	318,097	7,396
Great Lakes Dredge & Dock Corp.	1,275,885	7,145
Jacobs Engineering Group, Inc. (a)	221,200	8,089
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
KBR, Inc.	432,600	$ 9,682
MasTec, Inc. (a)	345,300	3,667
		76,995
Electrical Equipment - 0.8%
AMETEK, Inc.	195,455	8,653
Cooper Industries PLC Class A	365,312	16,494
Emerson Electric Co.	129,972	6,439
Prysmian SpA	648,000	10,963
Schneider Electric SA	99,449	11,471
Zumtobel AG	450,805	8,540
		62,560
Industrial Conglomerates - 2.5%
General Electric Co.	8,137,367	131,174
Koninklijke Philips Electronics NV	518,400	16,118
Rheinmetall AG	228,900	13,703
Siemens AG sponsored ADR	121,810	11,863
Textron, Inc.	1,270,674	26,379
		199,237
Machinery - 2.4%
Actuant Corp. Class A	418,323	8,626
ArvinMeritor, Inc. (a)	709,600	11,645
Briggs & Stratton Corp.	418,432	7,938
Bucyrus International, Inc. Class A	168,818	10,504
Caterpillar, Inc.	89,346	6,232
CLARCOR, Inc.	12,200	458
Commercial Vehicle Group, Inc. (a)	557,400	6,271
Cummins, Inc.	305,394	24,312
Hardinge, Inc.	300,507	2,542
Ingersoll-Rand Co. Ltd.	559,024	20,941
Navistar International Corp. (a)	858,500	44,393
NSK Ltd.	1,098,000	7,813
Pall Corp.	219,284	8,385
Timken Co.	246,304	8,281
Trinity Industries, Inc.	324,594	6,612
Vallourec SA	143,566	13,979
WABCO Holdings, Inc. (a)	44,700	1,729
		190,661
Professional Services - 0.4%
Equifax, Inc.	57,628	1,806
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Kforce, Inc. (a)	876,700	$ 11,844
Robert Half International, Inc.	525,300	13,227
Towers Watson & Co.	73,102	3,254
		30,131
Road & Rail - 1.7%
Arkansas Best Corp.	307,497	6,940
Con-way, Inc.	334,510	11,270
CSX Corp.	707,700	37,310
Norfolk Southern Corp.	209,366	11,781
Saia, Inc. (a)	767,075	11,583
Union Pacific Corp.	732,700	54,711
Universal Truckload Services, Inc. (a)	536,978	8,157
		141,752
Trading Companies & Distributors - 0.2%
Finning International, Inc.	264,000	5,080
Kaman Corp.	356,900	8,152
		13,232
TOTAL INDUSTRIALS		1,113,015
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.3%
Calix Networks, Inc. (a)	247,695	2,645
Cisco Systems, Inc. (a)	4,541,900	104,782
Comverse Technology, Inc. (a)	1,628,700	12,215
Infinera Corp. (a)	972,768	8,804
Juniper Networks, Inc. (a)	1,434,000	39,837
QUALCOMM, Inc.	471,400	17,951
		186,234
Computers & Peripherals - 3.4%
Apple, Inc. (a)	684,158	175,995
Hewlett-Packard Co.	1,890,800	87,052
HTC Corp.	59,850	1,100
NCR Corp. (a)	645,230	8,840
		272,987
Electronic Equipment & Components - 1.6%
Agilent Technologies, Inc. (a)	1,367,122	38,184
Anixter International, Inc. (a)	85,215	4,118
Avnet, Inc. (a)	962,385	24,204
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	1,500,900	$ 27,196
Keyence Corp.	55,000	12,664
Molex, Inc. (e)	442,752	8,727
Tyco Electronics Ltd.	582,256	15,721
		130,814
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	108,701	4,170
DealerTrack Holdings, Inc. (a)	230,173	3,593
eBay, Inc. (a)	1,051,142	21,979
Google, Inc. Class A (a)	70,825	34,340
Monster Worldwide, Inc. (a)	585,500	8,033
NetEase.com, Inc. sponsored ADR (a)	393,702	15,079
Open Text Corp. (a)	208,500	8,253
		95,447
IT Services - 1.2%
Acxiom Corp. (a)	569,628	8,738
Alliance Data Systems Corp. (a)	226,892	13,042
Atos Origin SA (a)	205,101	8,808
China Information Security Technology, Inc. (a)(e)	385,900	2,258
Echo Global Logistics, Inc. (e)	4,038	48
Fidelity National Information Services, Inc.	467,447	13,402
Fiserv, Inc. (a)	123,968	6,211
MasterCard, Inc. Class A	80,416	16,891
Visa, Inc. Class A	363,700	26,677
		96,075
Office Electronics - 0.2%
Xerox Corp.	2,095,477	20,410
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a)	995,153	7,454
Altera Corp.	32,500	901
Analog Devices, Inc.	676,100	20,087
ASML Holding NV	637,100	20,508
Atmel Corp. (a)	7,596,658	39,731
Avago Technologies Ltd.	1,054,200	22,939
Cymer, Inc. (a)	195,100	6,493
Fairchild Semiconductor International, Inc. (a)	2,144,417	19,471
First Solar, Inc. (a)	73,200	9,183
Himax Technologies, Inc. sponsored ADR	2,332,136	7,136
Intersil Corp. Class A	456,441	5,185
Kulicke & Soffa Industries, Inc. (a)	1,580,200	10,619
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	2,000,093	$ 84,384
Linear Technology Corp.	56,844	1,812
LTX-Credence Corp. (a)(f)	8,571,343	24,000
Mattson Technology, Inc. (a)(e)	1,194,133	3,499
Maxim Integrated Products, Inc.	789,957	13,848
Microchip Technology, Inc. (e)	162,479	4,947
Micron Technology, Inc. (a)	4,055,852	29,527
National Semiconductor Corp.	675,877	9,327
NVIDIA Corp. (a)	654,496	6,015
ON Semiconductor Corp. (a)	3,074,454	20,753
Standard Microsystems Corp. (a)	398,292	8,770
Teradyne, Inc. (a)	646,400	6,955
		383,544
Software - 2.5%
BMC Software, Inc. (a)	537,090	19,110
CA, Inc.	349,300	6,832
Citrix Systems, Inc. (a)	339,190	18,662
ICSA (India) Ltd.	885,139	2,528
Informatica Corp. (a)	580,650	17,495
MacDonald Dettwiler & Associates Ltd. (a)	73,100	3,413
Microsoft Corp.	1,950,250	50,336
Oracle Corp.	3,119,096	73,735
Radiant Systems, Inc. (a)	361,488	5,137
Sage Group PLC	406,100	1,522
Ultimate Software Group, Inc. (a)	60,882	1,964
		200,734
TOTAL INFORMATION TECHNOLOGY		1,386,245
MATERIALS - 6.5%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	182,753	13,264
Arkema	56,900	2,481
Arkema sponsored ADR	160,800	7,019
Celanese Corp. Class A	736,659	20,693
CF Industries Holdings, Inc.	65,300	5,302
Clariant AG (Reg.) (a)	1,068,150	14,152
Dow Chemical Co.	1,218,336	33,297
Huabao International Holdings Ltd.	8,132,000	10,490
Israel Chemicals Ltd.	734,300	9,137
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	266,063	$ 15,389
Solutia, Inc. (a)	1,299,300	18,333
Spartech Corp. (a)	1,508,151	15,775
STR Holdings, Inc. (e)	383,050	8,580
The Mosaic Co.	264,200	12,589
W.R. Grace & Co. (a)	1,424,625	36,570
Yara International ASA	150,300	5,667
		228,738
Construction Materials - 0.2%
HeidelbergCement AG	357,344	17,999
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	644,776	17,828
Pactiv Corp. (a)	465,966	14,175
		32,003
Metals & Mining - 2.9%
Agnico-Eagle Mines Ltd. (Canada)	155,700	8,699
Anglo American PLC (United Kingdom)	233,600	9,249
Camino Minerals Corp. (a)	60,400	18
Commercial Metals Co.	1,232,000	17,728
Compass Minerals International, Inc.	32,450	2,294
Eldorado Gold Corp.	1,813,578	29,463
Freeport-McMoRan Copper & Gold, Inc.	275,487	19,708
Grande Cache Coal Corp. (a)	657,900	3,578
Gulf Resources, Inc. (a)(e)	582,180	5,042
Gulf Resources, Inc. (h)	1,894,460	16,406
Ivanhoe Mines Ltd. (a)	1,825,700	32,218
Lihir Gold Ltd.	2,108,474	7,837
Mitsubishi Materials Corp. (a)	1,689,000	4,495
Newcrest Mining Ltd.	667,728	19,763
Orko Silver Corp. (a)	93,300	125
Pan American Silver Corp.	111,000	2,549
Randgold Resources Ltd. sponsored ADR	359,523	32,314
Red Back Mining, Inc. (a)	338,800	8,576
Seabridge Gold, Inc. (a)	97,900	2,508
Silver Standard Resources, Inc. (a)	174,700	2,858
Silver Wheaton Corp. (a)	364,800	6,881
Steel Dynamics, Inc.	197,600	2,830
		235,139
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	569,800	$ 9,242
TOTAL MATERIALS		523,121
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.6%
Frontier Communications Corp.	588,879	4,499
Iliad Group SA	129,004	11,358
Qwest Communications International, Inc.	4,666,700	26,414
Telefonica SA sponsored ADR	105,320	7,208
		49,479
Wireless Telecommunication Services - 0.7%
SOFTBANK CORP.	154,300	4,615
Sprint Nextel Corp. (a)	8,806,115	40,244
Syniverse Holdings, Inc. (a)	133,549	2,982
Vivo Participacoes SA sponsored ADR	201,200	5,380
		53,221
TOTAL TELECOMMUNICATION SERVICES		102,700
UTILITIES - 2.5%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	105,580	3,799
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (e)	502,200	7,859
Entergy Corp.	215,712	16,720
FirstEnergy Corp.	311,953	11,761
NextEra Energy, Inc.	52,719	2,757
PPL Corp.	710,000	19,376
		62,272
Gas Utilities - 0.1%
China Gas Holdings Ltd.	122,000	62
Xinao Gas Holdings Ltd.	3,280,000	7,761
		7,823
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	6,036,156	62,233
Multi-Utilities - 0.8%
Alliant Energy Corp.	325,655	11,255
CMS Energy Corp.	1,817,884	28,941
PG&E Corp.	319,757	14,197
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	178,741	$ 5,881
Sempra Energy	170,586	8,487
		68,761
TOTAL UTILITIES		201,089
TOTAL COMMON STOCKS (Cost $7,628,804)		7,876,165
Convertible Preferred Stocks - 0.6%

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
SandRidge Energy, Inc. 8.50%	80,500	7,718
Whiting Petroleum Corp. 6.25%	47,500	10,165
		17,883
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	157,200	19,131
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50% (a)	187,100	10,363
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $41,419)		47,377
Investment Companies - 0.3%

Ares Capital Corp. (Cost $24,047)	1,902,715	26,657
Corporate Bonds - 1.0%
	Principal Amount (000s)
Convertible Bonds - 0.7%
FINANCIALS - 0.3%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16 (g)	$ 6,170	7,122
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 0% 4/1/63 (a)(d)(g)	$ 18,163	$ 18,345
TOTAL FINANCIALS		25,467
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Incyte Corp. 4.75% 10/1/15 (g)	5,630	9,555
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (g)	8,010	8,125
TOTAL HEALTH CARE		17,680
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
United Rentals, Inc. 4% 11/15/15	1,820	2,510
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14	4,010	8,253
TOTAL CONVERTIBLE BONDS		53,910
Nonconvertible Bonds - 0.3%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	5,385	4,658
8.25% 12/15/14	5,330	4,624
		9,282
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc. 10.125% 12/15/16	19,510	17,559
TOTAL NONCONVERTIBLE BONDS		26,841
TOTAL CORPORATE BONDS (Cost $58,434)		80,751
Money Market Funds - 1.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	23,618,305	$ 23,618
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	73,349,762	73,350
TOTAL MONEY MARKET FUNDS (Cost $96,968)		96,968
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $7,849,672)		8,127,918
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(42,506)
NET ASSETS - 100%		$ 8,085,412
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,102,000 or 0.7% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,866,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 10,456
Gulf Resources, Inc.	12/11/09	$ 16,103
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 88
Fidelity Securities Lending Cash Central Fund	1,545
Total	$ 1,633
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bell Microproducts, Inc.	$ 3,211	$ 109	$ 14,231	$ -	$ -
DUSA Pharmaceuticals, Inc.	1,459	-	1,841	-	-
Great Lakes Dredge & Dock Corp.	17,803	297	11,920	127	-
LTX-Credence Corp.	6,783	4,071	730	-	24,000
O'Charleys, Inc.	-	9,851	-	-	9,141
PICO Holdings, Inc.	3,397	-	11,918	-	38,871
Tween Brands, Inc.	14,547	-	17,581	-	-
Universal Truckload Services, Inc.	18,364	413	11,184	-	-
Winnebago Industries, Inc.	3,273	16,718	-	-	16,261
Total	$ 68,837	$ 31,459	$ 69,405	$ 127	$ 88,273
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 838,761	$ 838,761	$ -	$ -
Consumer Staples	696,710	683,464	13,246	-
Energy	900,606	880,428	20,178	-
Financials	1,387,806	1,331,399	56,407	-
Health Care	763,126	726,206	36,920	-
Industrials	1,113,015	1,096,897	16,118	-
Information Technology	1,386,245	1,386,245	-	-
Materials	523,121	515,284	7,837	-
Telecommunication Services	102,700	102,700	-	-
Utilities	211,452	201,089	10,363	-
Investment Companies	26,657	26,657	-	-
Corporate Bonds	80,751	-	80,751	-
Money Market Funds	96,968	96,968	-	-
Total Investments in Securities:	$ 8,127,918	$ 7,886,098	$ 241,820	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.4%
Canada	2.9%
Switzerland	1.7%
Japan	1.2%
Others (Individually Less Than 1%)	10.8%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $804,929,000 of which $691,258,000 and $113,671,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $71,738) - See accompanying schedule: Unaffiliated issuers (cost $7,661,481)	$ 7,942,677
Fidelity Central Funds (cost $96,968)	96,968
Other affiliated issuers (cost $91,223)	88,273
Total Investments (cost $7,849,672)		$ 8,127,918
Receivable for investments sold		32,794
Receivable for fund shares sold		42,146
Dividends receivable		16,606
Interest receivable		660
Distributions receivable from Fidelity Central Funds		86
Other receivables		781
Total assets		8,220,991

Liabilities
Payable for investments purchased	$ 47,783
Payable for fund shares redeemed	6,999
Accrued management fee	4,243
Other affiliated payables	1,864
Other payables and accrued expenses	1,340
Collateral on securities loaned, at value	73,350
Total liabilities		135,579

Net Assets		$ 8,085,412
Net Assets consist of:
Paid in capital		$ 8,665,907
Undistributed net investment income		31,691
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(889,457)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		277,271
Net Assets		$ 8,085,412

Dividend Growth: Net Asset Value, offering price and redemption price per share ($7,729,949 ÷ 324,293 shares)		$ 23.84

Class K: Net Asset Value, offering price and redemption price per share ($355,463 ÷ 14,898 shares)		$ 23.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $127 earned from other affiliated issuers)		$ 96,285
Special dividends		12,624
Interest		6,185
Income from Fidelity Central Funds		1,633
Total income		116,727

Expenses
Management fee Basic fee	$ 44,284
Performance adjustment	6,215
Transfer agent fees	20,117
Accounting and security lending fees	1,308
Custodian fees and expenses	340
Independent trustees' compensation	48
Registration fees	199
Audit	79
Legal	47
Interest	1
Miscellaneous	125
Total expenses before reductions	72,763
Expense reductions	(726)	72,037
Net investment income (loss)		44,690
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	920,983
Other affiliated issuers	2,194
Foreign currency transactions	(650)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		922,532
Change in net unrealized appreciation (depreciation) on: Investment securities	264,045
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		264,038
Net gain (loss)		1,186,570
Net increase (decrease) in net assets resulting from operations		$ 1,231,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,690	$ 82,873
Net realized gain (loss)	922,532	(1,751,666)
Change in net unrealized appreciation (depreciation)	264,038	144,851
Net increase (decrease) in net assets resulting from operations	1,231,260	(1,523,942)
Distributions to shareholders from net investment income	(39,369)	(132,865)
Distributions to shareholders from net realized gain	(16,428)	(361,284)
Total distributions	(55,797)	(494,149)
Share transactions - net increase (decrease)	104,895	(678,997)
Total increase (decrease) in net assets	1,280,358	(2,697,088)

Net Assets
Beginning of period	6,805,054	9,502,142
End of period (including undistributed net investment income of $31,691 and undistributed net investment income of $23,975, respectively)	$ 8,085,412	$ 6,805,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.25	$ 25.40	$ 32.73	$ 29.50	$ 28.85
Income from Investment Operations
Net investment income (loss)B	.13E	.24	.43	.52F	.35
Net realized and unrealized gain (loss)	3.63	(4.01)	(5.08)	3.98	.99
Total from investment operations	3.76	(3.77)	(4.65)	4.50	1.34
Distributions from net investment income	(.12)	(.37)	(.45)	(.45)	(.31)
Distributions from net realized gain	(.05)	(1.01)	(2.23)	(.82)	(.38)
Total distributions	(.17)	(1.38)H	(2.68)	(1.27)	(.69)
Net asset value, end of period	$ 23.84	$ 20.25	$ 25.40	$ 32.73	$ 29.50
Total ReturnA	18.59%	(15.33)%	(15.45)%	15.62%	4.73%
Ratios to Average Net AssetsC,G
Expenses before reductions	.93%	.62%	.64%	.61%	.60%
Expenses net of fee waivers, if any	.93%	.62%	.64%	.61%	.60%
Expenses net of all reductions	.92%	.62%	.63%	.60%	.59%
Net investment income (loss)	.56%E	1.34%	1.47%	1.62%F	1.21%
Supplemental Data
Net assets, end of period (in millions)	$ 7,730	$ 6,603	$ 9,502	$ 16,265	$ 15,523
Portfolio turnover rateD	85%	177%	52%	36%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss)D	.18G	.26	.10
Net realized and unrealized gain (loss)	3.63	(4.00)	(2.41)
Total from investment operations	3.81	(3.74)	(2.31)
Distributions from net investment income	(.16)	(.41)	-
Distributions from net realized gain	(.05)	(1.01)	-
Total distributions	(.21)	(1.41)J	-
Net asset value, end of period	$ 23.86	$ 20.26	$ 25.41
Total ReturnB,C	18.86%	(15.16)%	(8.33)%
Ratios to Average Net AssetsE,I
Expenses before reductions	.72%	.40%	.47%A
Expenses net of fee waivers, if any	.72%	.40%	.47%A
Expenses net of all reductions	.71%	.39%	.47%A
Net investment income (loss)	.76%G	1.57%	1.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,463	$ 201,625	$ 92
Portfolio turnover rateF	85%	177%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Dividend Growth and Class K to eligible shareholders of Dividend Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 913,175
Gross unrealized depreciation	(730,732)
Net unrealized appreciation (depreciation)	$ 182,443
Tax Cost	$ 7,945,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 43,191
Capital loss carryforward	$ (804,929)
Net unrealized appreciation (depreciation)	$ 181,467

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 55,797	$ 134,581
Long-term Capital Gains	-	359,568
Total	$ 55,797	$ 494,149

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,671,911 and $6,583,311, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Dividend Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 19,960.26
Class K	157.05
	$ 20,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106 for the period.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 25,396.38%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,545.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $726 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Dividend Growth	$ 37,603	$ 131,611
Class K	1,766	1,254
Total	$ 39,369	$ 132,865
From net realized gain
Dividend Growth	$ 15,884	$ 361,247
Class K	544	37
Total	$ 16,428	$ 361,284

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010A	2009	2010A	2009
Dividend Growth
Shares sold	100,583	75,287	$ 2,382,785	$ 1,282,313
Conversion to Class K	(734)	(9,623)	(15,619)	(178,188)
Reinvestment of distributions	2,281	21,264	51,426	478,613
Shares redeemed	(104,010)	(134,869)	(2,429,464)	(2,446,584)
Net increase (decrease)	(1,880)	(47,941)	$ (10,872)	$ (863,846)
Class K
Shares sold	6,982	2,088	$ 165,346	$ 35,139
Conversion from Dividend Growth	733	9,623	15,619	178,188
Reinvestment of distributions	102	86	2,310	1,291
Shares redeemed	(2,870)	(1,850)	(67,508)	(29,769)
Net increase (decrease)	4,947	9,947	$ 115,767	$ 184,849

A Conversion transactions for Class K and Dividend Growth are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 10, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Dividend Growth	9/09/10	9/08/10	$0.087	$0.042

Dividend Growth designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Dividend Growth designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-8888

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118 for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

DGF-UANN-0910
1.789245.107

Fidelity®

Dividend Growth

Fund -

Class K

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	18.86%	0.65%	0.97%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Dividend Growth Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Dividend Growth Fund - Class K, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lawrence Rakers, Portfolio Manager of Fidelity® Dividend Growth Fund: During the past year, the fund's Class K shares posted an 18.86% return, handily outpacing the S&P 500®. Versus the index, stock and industry positioning in financials made meaningful contributions. In materials, several strong-performing out-of-index positions were particularly beneficial. Favorable picks and a slight underweighting in the relatively weak-performing health care sector also helped. From a market-capitalization perspective, big overweightings in small- and mid-cap companies - those under $10 billion - bolstered results. At the stock level, underweighting energy giant and index heavyweight Exxon Mobil contributed, as the stock posted a double-digit loss. Bank holding PNC Financial Services Group added value, as did an out-of-index position in Brigham Exploration, a crude oil and natural gas exploration and production holding that I sold, and hospitality company Wyndham Worldwide. Not owning health care products provider Johnson & Johnson, a poorly performing benchmark constituent, also helped. Conversely, underweighting smart phone and computer maker Apple, a strong-performing index component, worked against us, along with disappointing out-of-index positions in natural gas producer Petrohawk Energy and energy services provider Weatherford International. Underweighting industrial conglomerate General Electric while the stock was enjoying a sharp advance also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Dividend Growth	.94%
Actual		$ 1,000.00	$ 1,046.10	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.13	$ 4.71
Class K	.73%
Actual		$ 1,000.00	$ 1,047.40	$ 3.71
HypotheticalA		$ 1,000.00	$ 1,021.17	$ 3.66

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.2	0.1
Wells Fargo & Co.	1.9	2.5
JPMorgan Chase & Co.	1.8	1.8
General Electric Co.	1.6	0.0
Cisco Systems, Inc.	1.3	1.4
Bank of America Corp.	1.2	1.6
Hewlett-Packard Co.	1.1	1.2
Merck & Co., Inc.	1.1	1.2
Lam Research Corp.	1.0	0.9
Oracle Corp.	0.9	0.4
	14.1
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	18.3
Information Technology	17.4	17.0
Industrials	13.9	10.2
Energy	11.2	11.4
Consumer Discretionary	10.4	9.9
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Investment Companies 97.7%		Stocks and Investment Companies 97.6%
	Bonds 0.3%		Bonds 0.3%
	Convertible Securities 1.3%		Convertible Securities 1.6%
	Short-Term Investments and Net Other Assets 0.7%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	16.6%	** Foreign investments	15.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.3%
Stoneridge, Inc. (a)	950,982	$ 10,185
Tenneco, Inc. (a)	365,528	10,089
The Goodyear Tire & Rubber Co. (a)	203,014	2,166
		22,440
Automobiles - 0.7%
Bayerische Motoren Werke AG (BMW)	154,323	8,309
Fiat SpA	166,500	2,133
Harley-Davidson, Inc.	176,487	4,806
Mazda Motor Corp.	2,500,000	6,046
Thor Industries, Inc.	562,046	15,647
Winnebago Industries, Inc. (a)(e)(f)	1,556,036	16,261
		53,202
Diversified Consumer Services - 0.3%
Service Corp. International	1,072,000	9,133
Stewart Enterprises, Inc. Class A	2,318,532	12,451
Universal Technical Institute, Inc.	296,159	6,033
		27,617
Hotels, Restaurants & Leisure - 2.3%
Accor SA	121,834	3,947
Ameristar Casinos, Inc.	256,918	4,054
Bally Technologies, Inc. (a)	356,387	11,511
Brinker International, Inc.	1,088,764	17,115
China Lodging Group Ltd. ADR (e)	243,900	4,512
DineEquity, Inc. (a)(e)	853,349	31,113
International Game Technology	511,712	7,798
NH Hoteles SA (a)	2,119,573	8,592
O'Charleys, Inc. (a)(f)	1,311,500	9,141
Sol Melia SA	767,567	6,418
Sonic Corp. (a)	528,081	4,647
The Cheesecake Factory, Inc. (a)	81,300	1,906
WMS Industries, Inc. (a)	634,600	24,438
Wyndham Worldwide Corp.	2,069,515	52,835
		188,027
Household Durables - 0.8%
Ethan Allen Interiors, Inc.	155,200	2,381
Gafisa SA sponsored ADR	522,600	7,912
La-Z-Boy, Inc. (a)	150,300	1,287
Newell Rubbermaid, Inc.	367,400	5,695
Pulte Group, Inc. (a)	1,018,282	8,941
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Stanley Black & Decker, Inc.	440,501	$ 25,558
Techtronic Industries Co. Ltd.	4,062,000	3,352
Tempur-Pedic International, Inc. (a)	297,100	9,112
		64,238
Internet & Catalog Retail - 0.1%
Expedia, Inc.	300,490	6,815
Media - 2.6%
CC Media Holdings, Inc. Class A (a)	1,200,000	7,800
Comcast Corp.:
Class A	51,870	1,010
Class A (special) (non-vtg.)	2,065,543	38,130
Informa PLC	1,664,921	10,247
Interpublic Group of Companies, Inc. (a)	527,997	4,826
Lamar Advertising Co. Class A (a)	336,011	9,190
Liberty Media Corp. Starz Series A (a)	209,479	11,498
McGraw-Hill Companies, Inc.	460,900	14,145
MDC Partners, Inc. Class A (sub. vtg.)	1,398,539	17,244
SuperMedia, Inc. (a)(e)	231,513	4,883
The Walt Disney Co.	660,115	22,239
Time Warner Cable, Inc.	761,826	43,554
United Business Media Ltd.	623,900	5,387
Valassis Communications, Inc. (a)	113,713	3,931
Viacom, Inc. Class B (non-vtg.)	193,867	6,405
Virgin Media, Inc.	223,077	4,803
Wolters Kluwer NV (Certificaten Van Aandelen)	422,400	8,522
		213,814
Multiline Retail - 0.6%
Target Corp.	897,638	46,067
Specialty Retail - 2.5%
Advance Auto Parts, Inc.	485,400	25,983
AnnTaylor Stores Corp. (a)	434,499	7,621
Asbury Automotive Group, Inc. (a)	432,400	5,820
Best Buy Co., Inc.	421,495	14,609
Big 5 Sporting Goods Corp.	510,000	7,007
Carphone Warehouse Group PLC (a)	1,419,949	5,122
Casual Male Retail Group, Inc. (a)	2,353,500	8,143
Collective Brands, Inc. (a)	73,100	1,171
Foot Locker, Inc.	568,559	7,727
Hengdeli Holdings Ltd.	25,940,000	11,889
Home Depot, Inc.	382,368	10,901
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	1,895,854	$ 39,320
Lumber Liquidators Holdings, Inc. (a)(e)	236,797	5,877
MarineMax, Inc. (a)	555,800	4,224
OfficeMax, Inc. (a)	919,756	13,143
Sally Beauty Holdings, Inc. (a)	995,281	9,415
Staples, Inc.	965,707	19,633
West Marine, Inc. (a)	125,903	1,307
		198,912
Textiles, Apparel & Luxury Goods - 0.2%
Bosideng International Holdings Ltd.	1,218,000	376
G-III Apparel Group Ltd. (a)	173,502	4,476
Peak Sport Products Co. Ltd.	1,218,000	853
Phillips-Van Heusen Corp.	229,800	11,924
		17,629
TOTAL CONSUMER DISCRETIONARY		838,761
CONSUMER STAPLES - 8.6%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	318,950	16,892
Carlsberg AS Series B	112,000	9,932
Dr Pepper Snapple Group, Inc.	342,587	12,864
Molson Coors Brewing Co. Class B	172,705	7,773
The Coca-Cola Co.	1,149,494	63,349
		110,810
Food & Staples Retailing - 2.8%
CVS Caremark Corp.	1,051,897	32,283
Drogasil SA	113,700	2,366
Kroger Co.	2,694,640	57,072
PriceSmart, Inc.	331,383	9,279
Susser Holdings Corp. (a)	101,554	1,220
Sysco Corp.	714,121	22,116
Wal-Mart Stores, Inc.	1,104,963	56,563
Walgreen Co.	1,018,718	29,084
Winn-Dixie Stores, Inc. (a)	1,720,396	16,877
		226,860
Food Products - 1.8%
Ausnutria Dairy Hunan Co. Ltd. Class H	12,992,000	7,861
Bunge Ltd.	12,200	606
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Calavo Growers, Inc.	394,332	$ 8,328
Chiquita Brands International, Inc. (a)	398,078	5,844
Diamond Foods, Inc.	96,700	4,307
Kellogg Co.	205,911	10,306
Kerry Group PLC Class A	80,972	2,575
Leroy Seafood Group ASA	29,868	612
M. Dias Branco SA	12,100	274
Marine Harvest ASA	52,008,379	39,211
Nestle SA	390,315	19,299
Ralcorp Holdings, Inc. (a)	39,090	2,283
Seneca Foods Group Class A (a)	20,299	621
Smithfield Foods, Inc. (a)	1,843,400	26,268
Tingyi (Cayman Islands) Holding Corp.	2,414,000	6,122
TreeHouse Foods, Inc. (a)	33,900	1,617
Unilever NV (Certificaten Van Aandelen) (Bearer) unit	450,300	13,246
		149,380
Household Products - 1.1%
Energizer Holdings, Inc. (a)	217,987	13,411
Kimberly-Clark Corp.	170,557	10,936
Procter & Gamble Co.	1,084,753	66,343
		90,690
Personal Products - 0.6%
Avon Products, Inc.	720,428	22,427
BaWang International (Group) Holding Ltd.	18,804,000	11,475
Hengan International Group Co. Ltd.	1,154,500	9,943
Herbalife Ltd.	113,300	5,624
		49,469
Tobacco - 0.9%
Imperial Tobacco Group PLC	247,779	7,011
Lorillard, Inc.	121,525	9,265
Philip Morris International, Inc.	1,042,800	53,225
		69,501
TOTAL CONSUMER STAPLES		696,710
ENERGY - 10.9%
Energy Equipment & Services - 3.6%
Aker Solutions ASA	699,697	9,072
Baker Hughes, Inc.	972,566	46,946
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Global Industries Ltd. (a)	1,068,176	$ 5,063
Halliburton Co.	895,250	26,750
Helix Energy Solutions Group, Inc. (a)	1,413,863	13,276
ION Geophysical Corp. (a)	1,871,858	8,217
National Oilwell Varco, Inc.	1,261,070	49,384
Noble Corp.	384,508	12,497
Schlumberger Ltd.	707,344	42,200
Smith International, Inc.	311,277	12,912
Superior Energy Services, Inc. (a)	109,700	2,500
Superior Well Services, Inc. (a)(e)	296,050	5,498
Transocean Ltd. (a)	197,776	9,139
Union Drilling, Inc. (a)	584,843	3,468
Vantage Drilling Co. (a)	5,143,000	6,840
Weatherford International Ltd. (a)	2,494,761	40,415
		294,177
Oil, Gas & Consumable Fuels - 7.3%
Anadarko Petroleum Corp.	463,017	22,762
Apache Corp.	352,229	33,666
Arch Coal, Inc.	308,305	7,304
Berry Petroleum Co. Class A	743,300	22,165
BP PLC sponsored ADR	700,300	26,941
Chesapeake Energy Corp.	1,082,597	22,767
Chevron Corp.	65,005	4,954
Compton Petroleum Corp. (a)	2,385,100	1,230
Concho Resources, Inc. (a)	136,931	8,213
Concho Resources, Inc. (a)(h)	230,820	12,460
Denbury Resources, Inc. (a)	1,070,040	16,949
EOG Resources, Inc.	284,700	27,758
EXCO Resources, Inc.	731,863	10,619
Exxon Mobil Corp.	328,592	19,610
Heritage Oil PLC (a)	324,900	2,091
Holly Corp.	342,399	9,152
International Coal Group, Inc. (a)(e)	2,349,935	10,575
InterOil Corp. (a)(e)	128,700	7,722
Marathon Oil Corp.	566,106	18,936
Massey Energy Co.	634,129	19,392
Niko Resources Ltd.	64,700	6,979
Northern Oil & Gas, Inc. (a)(e)	2,171,695	31,880
Occidental Petroleum Corp.	195,247	15,216
OPTI Canada, Inc. (a)	6,807,000	10,926
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
OPTI Canada, Inc. (a)(g)	2,661,400	$ 4,272
Pan Orient Energy Corp. (a)	938,500	5,478
PetroBakken Energy Ltd. Class A (e)	573,626	12,584
Petrohawk Energy Corp. (a)	2,823,438	44,526
Petroplus Holdings AG	511,750	7,930
Plains Exploration & Production Co. (a)	3,028,322	68,289
Southwestern Energy Co. (a)	754,637	27,507
Suncor Energy, Inc.	423,100	13,949
Sunoco, Inc.	247,700	8,835
Talisman Energy, Inc.	586,900	10,020
Valero Energy Corp.	876,361	14,889
		588,546
TOTAL ENERGY		882,723
FINANCIALS - 16.9%
Capital Markets - 2.4%
AllianceBernstein Holding LP	155,300	4,143
Bank of New York Mellon Corp.	940,752	23,585
Bank Sarasin & Co. Ltd. Series B (Reg.)	200,299	7,423
BlueBay Asset Management	1,397,468	6,159
Charles Schwab Corp.	420,069	6,213
GCA Savvian Group Corp. (a)	3,249	3,308
Goldman Sachs Group, Inc.	384,886	58,049
Janus Capital Group, Inc.	643,400	6,743
Morgan Stanley	1,882,624	50,812
Northern Trust Corp.	154,821	7,275
State Street Corp.	450,238	17,523
TD Ameritrade Holding Corp. (a)	182,517	2,873
		194,106
Commercial Banks - 4.9%
Agricultural Bank of China (H Shares)	9,336,000	4,207
Associated Banc-Corp.	1,373,043	18,660
Banco Do Brasil SA	288,000	4,979
CapitalSource, Inc.	5,651,145	30,403
CIT Group, Inc. (a)	133,988	4,872
Huntington Bancshares, Inc.	2,484,600	15,057
Itau Unibanco Banco Multiplo SA ADR (g)	253,800	5,683
Mitsubishi UFJ Financial Group, Inc.	4,360,200	21,593
Mizuho Financial Group, Inc.	4,564,700	7,397
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
PNC Financial Services Group, Inc.	1,206,042	$ 71,627
Regions Financial Corp.	1,141,747	8,369
SunTrust Banks, Inc.	422,400	10,961
Susquehanna Bancshares, Inc., Pennsylvania	182,800	1,581
SVB Financial Group (a)	422,500	18,248
Wells Fargo & Co.	5,705,841	158,223
Wilmington Trust Corp., Delaware	1,477,790	14,985
		396,845
Consumer Finance - 0.7%
American Express Co.	398,004	17,767
Capital One Financial Corp.	285,600	12,089
Discover Financial Services	951,232	14,525
ORIX Corp.	65,660	5,166
SLM Corp. (a)	357,433	4,289
		53,836
Diversified Financial Services - 4.6%
Bank of America Corp.	6,883,220	96,640
BM&F BOVESPA SA	1,479,200	10,935
Citigroup, Inc. (a)	16,163,680	66,271
Deutsche Boerse AG	128,642	9,007
JPMorgan Chase & Co.	3,648,624	146,967
PICO Holdings, Inc. (a)(f)	1,240,314	38,871
		368,691
Insurance - 1.8%
Aegon NV (a)	1,379,227	8,286
Allstate Corp.	16,100	455
Assured Guaranty Ltd.	1,262,840	19,827
Axis Capital Holdings Ltd.	36,544	1,139
Delphi Financial Group, Inc. Class A	328,935	8,536
Endurance Specialty Holdings Ltd.	226,900	8,756
Everest Re Group Ltd.	145,500	11,294
Genworth Financial, Inc. Class A (a)	2,000,600	27,168
Lincoln National Corp.	685,850	17,860
Maiden Holdings Ltd.	692,542	4,751
MBIA, Inc. (a)(e)	1,777,500	15,429
Old Republic International Corp.	356,169	4,456
Platinum Underwriters Holdings Ltd.	172,000	6,722
Protective Life Corp.	539,000	12,122
		146,801
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - 1.1%
Boston Properties, Inc.	60,991	$ 4,995
CBL & Associates Properties, Inc.	633,200	8,909
Education Realty Trust, Inc.	423,700	2,945
Franklin Street Properties Corp.	606,400	7,404
ProLogis Trust	928,100	10,079
Public Storage	133,419	13,091
Segro PLC	1,035,273	4,546
SL Green Realty Corp.	299,600	18,048
The Macerich Co.	125,654	5,208
U-Store-It Trust	568,200	4,585
Vornado Realty Trust	129,638	10,731
Westfield Group unit	168,768	1,865
		92,406
Real Estate Management & Development - 1.4%
CB Richard Ellis Group, Inc. Class A (a)	4,274,600	72,668
Forest City Enterprises, Inc. Class A (a)	12,196	155
Iguatemi Empresa de Shopping Centers SA	444,800	8,843
Jones Lang LaSalle, Inc.	267,100	20,690
Kenedix, Inc. (a)	46,567	7,802
Unite Group PLC (a)	873,814	2,600
		112,758
Thrifts & Mortgage Finance - 0.0%
Bank Mutual Corp.	491,235	2,888
Ocwen Financial Corp. (a)	32,534	344
		3,232
TOTAL FINANCIALS		1,368,675
HEALTH CARE - 9.4%
Biotechnology - 2.8%
Alexion Pharmaceuticals, Inc. (a)	126,500	6,877
Allos Therapeutics, Inc. (a)	610,000	2,940
Amgen, Inc. (a)	750,259	40,912
Amylin Pharmaceuticals, Inc. (a)	436,570	8,260
ARIAD Pharmaceuticals, Inc. (a)	1,734,479	5,550
Biogen Idec, Inc. (a)	259,822	14,519
Cephalon, Inc. (a)	145,400	8,251
China Biologic Products, Inc. (a)(e)	512,400	6,548
Clinical Data, Inc. (a)	780,409	10,879
Genzyme Corp. (a)	308,844	21,483
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc. (a)	142,200	$ 4,738
Human Genome Sciences, Inc. (a)	555,400	14,407
ImmunoGen, Inc. (a)	295,200	2,784
InterMune, Inc. (a)	170,606	1,665
Micromet, Inc. (a)	963,800	6,602
Neurocrine Biosciences, Inc. (a)	832,600	4,729
NPS Pharmaceuticals, Inc. (a)	562,210	3,890
OREXIGEN Therapeutics, Inc. (a)(e)	2,006,657	10,435
PDL BioPharma, Inc.	1,011,700	6,293
Protalix BioTherapeutics, Inc. (a)(e)	846,481	5,528
SIGA Technologies, Inc. (a)(e)	1,307,624	10,958
Theravance, Inc. (a)	1,065,461	15,779
United Therapeutics Corp. (a)	225,400	11,020
ZIOPHARM Oncology, Inc. (a)	946,152	3,539
		228,586
Health Care Equipment & Supplies - 1.7%
AGA Medical Holdings, Inc.	528,700	7,661
C. R. Bard, Inc.	270,130	21,213
Cooper Companies, Inc.	105,600	4,104
Covidien PLC	326,127	12,171
Hill-Rom Holdings, Inc.	300,500	9,929
Hologic, Inc. (a)	308,600	4,364
Kinetic Concepts, Inc. (a)	227,325	8,072
Orthofix International NV (a)	326,188	9,877
Orthovita, Inc. (a)	1,391,500	2,574
St. Jude Medical, Inc. (a)	262,849	9,665
Stryker Corp.	305,500	14,227
Symmetry Medical, Inc. (a)	767,751	7,470
William Demant Holding AS (a)	135,454	9,927
Wright Medical Group, Inc. (a)	649,608	10,140
Zimmer Holdings, Inc. (a)	101,500	5,378
		136,772
Health Care Providers & Services - 2.1%
Brookdale Senior Living, Inc. (a)	1,149,700	16,303
CIGNA Corp.	1,021,800	31,431
Emeritus Corp. (a)	283,281	4,875
Express Scripts, Inc. (a)	831,500	37,567
LHC Group, Inc. (a)	142,200	3,269
McKesson Corp.	233,406	14,663
Medco Health Solutions, Inc. (a)	523,356	25,121
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	156,480	$ 7,378
Quest Diagnostics, Inc.	316,647	14,879
RehabCare Group, Inc. (a)	205,678	4,358
VCA Antech, Inc. (a)	325,800	6,790
		166,634
Health Care Technology - 0.0%
Computer Programs & Systems, Inc.	88,700	3,989
SXC Health Solutions Corp. (a)	12,200	836
		4,825
Life Sciences Tools & Services - 0.2%
Charles River Laboratories International, Inc. (a)	178,678	5,553
Life Technologies Corp. (a)	155,100	6,668
Lonza Group AG	20,305	1,577
PerkinElmer, Inc.	219,300	4,268
		18,066
Pharmaceuticals - 2.6%
Abbott Laboratories	252,300	12,383
Ardea Biosciences, Inc. (a)	684,100	13,648
Biovail Corp.	333,000	7,273
Cadence Pharmaceuticals, Inc. (a)(e)	1,608,595	12,322
Merck & Co., Inc.	2,507,404	86,405
Novartis AG sponsored ADR	185,047	9,019
Novo Nordisk AS Series B	194,299	16,628
Pfizer, Inc.	379,945	5,699
Pronova BioPharma ASA (a)	3,794,531	9,309
Sanofi-Aventis	349,005	20,292
Teva Pharmaceutical Industries Ltd. sponsored ADR	312,490	15,265
		208,243
TOTAL HEALTH CARE		763,126
INDUSTRIALS - 13.8%
Aerospace & Defense - 2.6%
BE Aerospace, Inc. (a)	227,300	6,683
DigitalGlobe, Inc. (a)	235,513	6,420
Esterline Technologies Corp. (a)	162,221	8,327
European Aeronautic Defence and Space Co. EADS NV (a)	258,000	6,113
GeoEye, Inc. (a)	543,850	18,774
Goodrich Corp.	262,977	19,163
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Aerospace & Defense - continued
Heico Corp. New Class A	427,878	$ 12,357
Honeywell International, Inc.	610,420	26,163
Orbital Sciences Corp. (a)	176,144	2,579
Precision Castparts Corp.	253,972	31,033
Raytheon Co.	422,398	19,544
United Technologies Corp.	805,639	57,281
		214,437
Airlines - 0.4%
AMR Corp. (a)	491,263	3,478
Delta Air Lines, Inc. (a)	823,765	9,786
Southwest Airlines Co.	1,306,234	15,740
UAL Corp. (a)	150,172	3,565
		32,569
Building Products - 0.4%
Masco Corp.	1,332,600	13,699
Owens Corning (a)	519,607	16,357
		30,056
Commercial Services & Supplies - 1.5%
Avery Dennison Corp.	300,471	10,772
Casella Waste Systems, Inc. Class A (a)	591,609	2,361
Corrections Corp. of America (a)	190,865	3,735
Interface, Inc. Class A	2,004,878	24,921
Knoll, Inc.	695,566	9,759
Pitney Bowes, Inc.	186,820	4,560
Quad/Graphics, Inc. (a)	113,149	4,813
R.R. Donnelley & Sons Co.	972,100	16,399
Republic Services, Inc.	487,995	15,548
Schawk, Inc. Class A	108,332	1,607
Steelcase, Inc. Class A	297,346	2,055
The Brink's Co.	494,700	10,834
The Geo Group, Inc. (a)	649,733	14,021
		121,385
Construction & Engineering - 0.9%
Aveng Ltd.	890,100	4,395
Fluor Corp.	526,027	25,402
Foster Wheeler AG (a)	487,350	11,219
Granite Construction, Inc.	318,097	7,396
Great Lakes Dredge & Dock Corp.	1,275,885	7,145
Jacobs Engineering Group, Inc. (a)	221,200	8,089
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
KBR, Inc.	432,600	$ 9,682
MasTec, Inc. (a)	345,300	3,667
		76,995
Electrical Equipment - 0.8%
AMETEK, Inc.	195,455	8,653
Cooper Industries PLC Class A	365,312	16,494
Emerson Electric Co.	129,972	6,439
Prysmian SpA	648,000	10,963
Schneider Electric SA	99,449	11,471
Zumtobel AG	450,805	8,540
		62,560
Industrial Conglomerates - 2.5%
General Electric Co.	8,137,367	131,174
Koninklijke Philips Electronics NV	518,400	16,118
Rheinmetall AG	228,900	13,703
Siemens AG sponsored ADR	121,810	11,863
Textron, Inc.	1,270,674	26,379
		199,237
Machinery - 2.4%
Actuant Corp. Class A	418,323	8,626
ArvinMeritor, Inc. (a)	709,600	11,645
Briggs & Stratton Corp.	418,432	7,938
Bucyrus International, Inc. Class A	168,818	10,504
Caterpillar, Inc.	89,346	6,232
CLARCOR, Inc.	12,200	458
Commercial Vehicle Group, Inc. (a)	557,400	6,271
Cummins, Inc.	305,394	24,312
Hardinge, Inc.	300,507	2,542
Ingersoll-Rand Co. Ltd.	559,024	20,941
Navistar International Corp. (a)	858,500	44,393
NSK Ltd.	1,098,000	7,813
Pall Corp.	219,284	8,385
Timken Co.	246,304	8,281
Trinity Industries, Inc.	324,594	6,612
Vallourec SA	143,566	13,979
WABCO Holdings, Inc. (a)	44,700	1,729
		190,661
Professional Services - 0.4%
Equifax, Inc.	57,628	1,806
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Professional Services - continued
Kforce, Inc. (a)	876,700	$ 11,844
Robert Half International, Inc.	525,300	13,227
Towers Watson & Co.	73,102	3,254
		30,131
Road & Rail - 1.7%
Arkansas Best Corp.	307,497	6,940
Con-way, Inc.	334,510	11,270
CSX Corp.	707,700	37,310
Norfolk Southern Corp.	209,366	11,781
Saia, Inc. (a)	767,075	11,583
Union Pacific Corp.	732,700	54,711
Universal Truckload Services, Inc. (a)	536,978	8,157
		141,752
Trading Companies & Distributors - 0.2%
Finning International, Inc.	264,000	5,080
Kaman Corp.	356,900	8,152
		13,232
TOTAL INDUSTRIALS		1,113,015
INFORMATION TECHNOLOGY - 17.1%
Communications Equipment - 2.3%
Calix Networks, Inc. (a)	247,695	2,645
Cisco Systems, Inc. (a)	4,541,900	104,782
Comverse Technology, Inc. (a)	1,628,700	12,215
Infinera Corp. (a)	972,768	8,804
Juniper Networks, Inc. (a)	1,434,000	39,837
QUALCOMM, Inc.	471,400	17,951
		186,234
Computers & Peripherals - 3.4%
Apple, Inc. (a)	684,158	175,995
Hewlett-Packard Co.	1,890,800	87,052
HTC Corp.	59,850	1,100
NCR Corp. (a)	645,230	8,840
		272,987
Electronic Equipment & Components - 1.6%
Agilent Technologies, Inc. (a)	1,367,122	38,184
Anixter International, Inc. (a)	85,215	4,118
Avnet, Inc. (a)	962,385	24,204
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Corning, Inc.	1,500,900	$ 27,196
Keyence Corp.	55,000	12,664
Molex, Inc. (e)	442,752	8,727
Tyco Electronics Ltd.	582,256	15,721
		130,814
Internet Software & Services - 1.2%
Akamai Technologies, Inc. (a)	108,701	4,170
DealerTrack Holdings, Inc. (a)	230,173	3,593
eBay, Inc. (a)	1,051,142	21,979
Google, Inc. Class A (a)	70,825	34,340
Monster Worldwide, Inc. (a)	585,500	8,033
NetEase.com, Inc. sponsored ADR (a)	393,702	15,079
Open Text Corp. (a)	208,500	8,253
		95,447
IT Services - 1.2%
Acxiom Corp. (a)	569,628	8,738
Alliance Data Systems Corp. (a)	226,892	13,042
Atos Origin SA (a)	205,101	8,808
China Information Security Technology, Inc. (a)(e)	385,900	2,258
Echo Global Logistics, Inc. (e)	4,038	48
Fidelity National Information Services, Inc.	467,447	13,402
Fiserv, Inc. (a)	123,968	6,211
MasterCard, Inc. Class A	80,416	16,891
Visa, Inc. Class A	363,700	26,677
		96,075
Office Electronics - 0.2%
Xerox Corp.	2,095,477	20,410
Semiconductors & Semiconductor Equipment - 4.7%
Advanced Micro Devices, Inc. (a)	995,153	7,454
Altera Corp.	32,500	901
Analog Devices, Inc.	676,100	20,087
ASML Holding NV	637,100	20,508
Atmel Corp. (a)	7,596,658	39,731
Avago Technologies Ltd.	1,054,200	22,939
Cymer, Inc. (a)	195,100	6,493
Fairchild Semiconductor International, Inc. (a)	2,144,417	19,471
First Solar, Inc. (a)	73,200	9,183
Himax Technologies, Inc. sponsored ADR	2,332,136	7,136
Intersil Corp. Class A	456,441	5,185
Kulicke & Soffa Industries, Inc. (a)	1,580,200	10,619
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Lam Research Corp. (a)	2,000,093	$ 84,384
Linear Technology Corp.	56,844	1,812
LTX-Credence Corp. (a)(f)	8,571,343	24,000
Mattson Technology, Inc. (a)(e)	1,194,133	3,499
Maxim Integrated Products, Inc.	789,957	13,848
Microchip Technology, Inc. (e)	162,479	4,947
Micron Technology, Inc. (a)	4,055,852	29,527
National Semiconductor Corp.	675,877	9,327
NVIDIA Corp. (a)	654,496	6,015
ON Semiconductor Corp. (a)	3,074,454	20,753
Standard Microsystems Corp. (a)	398,292	8,770
Teradyne, Inc. (a)	646,400	6,955
		383,544
Software - 2.5%
BMC Software, Inc. (a)	537,090	19,110
CA, Inc.	349,300	6,832
Citrix Systems, Inc. (a)	339,190	18,662
ICSA (India) Ltd.	885,139	2,528
Informatica Corp. (a)	580,650	17,495
MacDonald Dettwiler & Associates Ltd. (a)	73,100	3,413
Microsoft Corp.	1,950,250	50,336
Oracle Corp.	3,119,096	73,735
Radiant Systems, Inc. (a)	361,488	5,137
Sage Group PLC	406,100	1,522
Ultimate Software Group, Inc. (a)	60,882	1,964
		200,734
TOTAL INFORMATION TECHNOLOGY		1,386,245
MATERIALS - 6.5%
Chemicals - 2.9%
Air Products & Chemicals, Inc.	182,753	13,264
Arkema	56,900	2,481
Arkema sponsored ADR	160,800	7,019
Celanese Corp. Class A	736,659	20,693
CF Industries Holdings, Inc.	65,300	5,302
Clariant AG (Reg.) (a)	1,068,150	14,152
Dow Chemical Co.	1,218,336	33,297
Huabao International Holdings Ltd.	8,132,000	10,490
Israel Chemicals Ltd.	734,300	9,137
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Chemicals - continued
Monsanto Co.	266,063	$ 15,389
Solutia, Inc. (a)	1,299,300	18,333
Spartech Corp. (a)	1,508,151	15,775
STR Holdings, Inc. (e)	383,050	8,580
The Mosaic Co.	264,200	12,589
W.R. Grace & Co. (a)	1,424,625	36,570
Yara International ASA	150,300	5,667
		228,738
Construction Materials - 0.2%
HeidelbergCement AG	357,344	17,999
Containers & Packaging - 0.4%
Owens-Illinois, Inc. (a)	644,776	17,828
Pactiv Corp. (a)	465,966	14,175
		32,003
Metals & Mining - 2.9%
Agnico-Eagle Mines Ltd. (Canada)	155,700	8,699
Anglo American PLC (United Kingdom)	233,600	9,249
Camino Minerals Corp. (a)	60,400	18
Commercial Metals Co.	1,232,000	17,728
Compass Minerals International, Inc.	32,450	2,294
Eldorado Gold Corp.	1,813,578	29,463
Freeport-McMoRan Copper & Gold, Inc.	275,487	19,708
Grande Cache Coal Corp. (a)	657,900	3,578
Gulf Resources, Inc. (a)(e)	582,180	5,042
Gulf Resources, Inc. (h)	1,894,460	16,406
Ivanhoe Mines Ltd. (a)	1,825,700	32,218
Lihir Gold Ltd.	2,108,474	7,837
Mitsubishi Materials Corp. (a)	1,689,000	4,495
Newcrest Mining Ltd.	667,728	19,763
Orko Silver Corp. (a)	93,300	125
Pan American Silver Corp.	111,000	2,549
Randgold Resources Ltd. sponsored ADR	359,523	32,314
Red Back Mining, Inc. (a)	338,800	8,576
Seabridge Gold, Inc. (a)	97,900	2,508
Silver Standard Resources, Inc. (a)	174,700	2,858
Silver Wheaton Corp. (a)	364,800	6,881
Steel Dynamics, Inc.	197,600	2,830
		235,139
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	569,800	$ 9,242
TOTAL MATERIALS		523,121
TELECOMMUNICATION SERVICES - 1.3%
Diversified Telecommunication Services - 0.6%
Frontier Communications Corp.	588,879	4,499
Iliad Group SA	129,004	11,358
Qwest Communications International, Inc.	4,666,700	26,414
Telefonica SA sponsored ADR	105,320	7,208
		49,479
Wireless Telecommunication Services - 0.7%
SOFTBANK CORP.	154,300	4,615
Sprint Nextel Corp. (a)	8,806,115	40,244
Syniverse Holdings, Inc. (a)	133,549	2,982
Vivo Participacoes SA sponsored ADR	201,200	5,380
		53,221
TOTAL TELECOMMUNICATION SERVICES		102,700
UTILITIES - 2.5%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	105,580	3,799
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B) sponsored ADR (e)	502,200	7,859
Entergy Corp.	215,712	16,720
FirstEnergy Corp.	311,953	11,761
NextEra Energy, Inc.	52,719	2,757
PPL Corp.	710,000	19,376
		62,272
Gas Utilities - 0.1%
China Gas Holdings Ltd.	122,000	62
Xinao Gas Holdings Ltd.	3,280,000	7,761
		7,823
Independent Power Producers & Energy Traders - 0.8%
AES Corp. (a)	6,036,156	62,233
Multi-Utilities - 0.8%
Alliant Energy Corp.	325,655	11,255
CMS Energy Corp.	1,817,884	28,941
PG&E Corp.	319,757	14,197
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Multi-Utilities - continued
Public Service Enterprise Group, Inc.	178,741	$ 5,881
Sempra Energy	170,586	8,487
		68,761
TOTAL UTILITIES		201,089
TOTAL COMMON STOCKS (Cost $7,628,804)		7,876,165
Convertible Preferred Stocks - 0.6%

ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
SandRidge Energy, Inc. 8.50%	80,500	7,718
Whiting Petroleum Corp. 6.25%	47,500	10,165
		17,883
FINANCIALS - 0.3%
Diversified Financial Services - 0.3%
Citigroup, Inc. 7.50%	157,200	19,131
UTILITIES - 0.1%
Electric Utilities - 0.1%
PPL Corp. 9.50% (a)	187,100	10,363
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $41,419)		47,377
Investment Companies - 0.3%

Ares Capital Corp. (Cost $24,047)	1,902,715	26,657
Corporate Bonds - 1.0%
	Principal Amount (000s)
Convertible Bonds - 0.7%
FINANCIALS - 0.3%
Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc. 5% 10/15/16 (g)	$ 6,170	7,122
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Convertible Bonds - continued
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 0% 4/1/63 (a)(d)(g)	$ 18,163	$ 18,345
TOTAL FINANCIALS		25,467
HEALTH CARE - 0.2%
Biotechnology - 0.1%
Incyte Corp. 4.75% 10/1/15 (g)	5,630	9,555
Pharmaceuticals - 0.1%
Endo Pharmaceuticals Holdings, Inc. 1.75% 4/15/15 (g)	8,010	8,125
TOTAL HEALTH CARE		17,680
INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
United Rentals, Inc. 4% 11/15/15	1,820	2,510
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
Amkor Technology, Inc. 6% 4/15/14	4,010	8,253
TOTAL CONVERTIBLE BONDS		53,910
Nonconvertible Bonds - 0.3%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
OPTI Canada, Inc.:
7.875% 12/15/14	5,385	4,658
8.25% 12/15/14	5,330	4,624
		9,282
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor, Inc. 10.125% 12/15/16	19,510	17,559
TOTAL NONCONVERTIBLE BONDS		26,841
TOTAL CORPORATE BONDS (Cost $58,434)		80,751
Money Market Funds - 1.2%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.24% (b)	23,618,305	$ 23,618
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	73,349,762	73,350
TOTAL MONEY MARKET FUNDS (Cost $96,968)		96,968
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $7,849,672)		8,127,918
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(42,506)
NET ASSETS - 100%		$ 8,085,412
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,102,000 or 0.7% of net assets.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,866,000 or 0.4% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Concho Resources, Inc.	7/20/10	$ 10,456
Gulf Resources, Inc.	12/11/09	$ 16,103
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 88
Fidelity Securities Lending Cash Central Fund	1,545
Total	$ 1,633
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Bell Microproducts, Inc.	$ 3,211	$ 109	$ 14,231	$ -	$ -
DUSA Pharmaceuticals, Inc.	1,459	-	1,841	-	-
Great Lakes Dredge & Dock Corp.	17,803	297	11,920	127	-
LTX-Credence Corp.	6,783	4,071	730	-	24,000
O'Charleys, Inc.	-	9,851	-	-	9,141
PICO Holdings, Inc.	3,397	-	11,918	-	38,871
Tween Brands, Inc.	14,547	-	17,581	-	-
Universal Truckload Services, Inc.	18,364	413	11,184	-	-
Winnebago Industries, Inc.	3,273	16,718	-	-	16,261
Total	$ 68,837	$ 31,459	$ 69,405	$ 127	$ 88,273
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 838,761	$ 838,761	$ -	$ -
Consumer Staples	696,710	683,464	13,246	-
Energy	900,606	880,428	20,178	-
Financials	1,387,806	1,331,399	56,407	-
Health Care	763,126	726,206	36,920	-
Industrials	1,113,015	1,096,897	16,118	-
Information Technology	1,386,245	1,386,245	-	-
Materials	523,121	515,284	7,837	-
Telecommunication Services	102,700	102,700	-	-
Utilities	211,452	201,089	10,363	-
Investment Companies	26,657	26,657	-	-
Corporate Bonds	80,751	-	80,751	-
Money Market Funds	96,968	96,968	-	-
Total Investments in Securities:	$ 8,127,918	$ 7,886,098	$ 241,820	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.4%
Canada	2.9%
Switzerland	1.7%
Japan	1.2%
Others (Individually Less Than 1%)	10.8%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $804,929,000 of which $691,258,000 and $113,671,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $71,738) - See accompanying schedule: Unaffiliated issuers (cost $7,661,481)	$ 7,942,677
Fidelity Central Funds (cost $96,968)	96,968
Other affiliated issuers (cost $91,223)	88,273
Total Investments (cost $7,849,672)		$ 8,127,918
Receivable for investments sold		32,794
Receivable for fund shares sold		42,146
Dividends receivable		16,606
Interest receivable		660
Distributions receivable from Fidelity Central Funds		86
Other receivables		781
Total assets		8,220,991

Liabilities
Payable for investments purchased	$ 47,783
Payable for fund shares redeemed	6,999
Accrued management fee	4,243
Other affiliated payables	1,864
Other payables and accrued expenses	1,340
Collateral on securities loaned, at value	73,350
Total liabilities		135,579

Net Assets		$ 8,085,412
Net Assets consist of:
Paid in capital		$ 8,665,907
Undistributed net investment income		31,691
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(889,457)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		277,271
Net Assets		$ 8,085,412

Dividend Growth: Net Asset Value, offering price and redemption price per share ($7,729,949 ÷ 324,293 shares)		$ 23.84

Class K: Net Asset Value, offering price and redemption price per share ($355,463 ÷ 14,898 shares)		$ 23.86

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $127 earned from other affiliated issuers)		$ 96,285
Special dividends		12,624
Interest		6,185
Income from Fidelity Central Funds		1,633
Total income		116,727

Expenses
Management fee Basic fee	$ 44,284
Performance adjustment	6,215
Transfer agent fees	20,117
Accounting and security lending fees	1,308
Custodian fees and expenses	340
Independent trustees' compensation	48
Registration fees	199
Audit	79
Legal	47
Interest	1
Miscellaneous	125
Total expenses before reductions	72,763
Expense reductions	(726)	72,037
Net investment income (loss)		44,690
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	920,983
Other affiliated issuers	2,194
Foreign currency transactions	(650)
Capital gain distributions from Fidelity Central Funds	5
Total net realized gain (loss)		922,532
Change in net unrealized appreciation (depreciation) on: Investment securities	264,045
Assets and liabilities in foreign currencies	(7)
Total change in net unrealized appreciation (depreciation)		264,038
Net gain (loss)		1,186,570
Net increase (decrease) in net assets resulting from operations		$ 1,231,260

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 44,690	$ 82,873
Net realized gain (loss)	922,532	(1,751,666)
Change in net unrealized appreciation (depreciation)	264,038	144,851
Net increase (decrease) in net assets resulting from operations	1,231,260	(1,523,942)
Distributions to shareholders from net investment income	(39,369)	(132,865)
Distributions to shareholders from net realized gain	(16,428)	(361,284)
Total distributions	(55,797)	(494,149)
Share transactions - net increase (decrease)	104,895	(678,997)
Total increase (decrease) in net assets	1,280,358	(2,697,088)

Net Assets
Beginning of period	6,805,054	9,502,142
End of period (including undistributed net investment income of $31,691 and undistributed net investment income of $23,975, respectively)	$ 8,085,412	$ 6,805,054

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Dividend Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 20.25	$ 25.40	$ 32.73	$ 29.50	$ 28.85
Income from Investment Operations
Net investment income (loss)B	.13E	.24	.43	.52F	.35
Net realized and unrealized gain (loss)	3.63	(4.01)	(5.08)	3.98	.99
Total from investment operations	3.76	(3.77)	(4.65)	4.50	1.34
Distributions from net investment income	(.12)	(.37)	(.45)	(.45)	(.31)
Distributions from net realized gain	(.05)	(1.01)	(2.23)	(.82)	(.38)
Total distributions	(.17)	(1.38)H	(2.68)	(1.27)	(.69)
Net asset value, end of period	$ 23.84	$ 20.25	$ 25.40	$ 32.73	$ 29.50
Total ReturnA	18.59%	(15.33)%	(15.45)%	15.62%	4.73%
Ratios to Average Net AssetsC,G
Expenses before reductions	.93%	.62%	.64%	.61%	.60%
Expenses net of fee waivers, if any	.93%	.62%	.64%	.61%	.60%
Expenses net of all reductions	.92%	.62%	.63%	.60%	.59%
Net investment income (loss)	.56%E	1.34%	1.47%	1.62%F	1.21%
Supplemental Data
Net assets, end of period (in millions)	$ 7,730	$ 6,603	$ 9,502	$ 16,265	$ 15,523
Portfolio turnover rateD	85%	177%	52%	36%	30%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

F Investment income per share reflects a special dividend which amounted to $.07 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.40%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.38 per share is comprised of distributions from net investment income of $.374 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008H
Selected Per-Share Data
Net asset value, beginning of period	$ 20.26	$ 25.41	$ 27.72
Income from Investment Operations
Net investment income (loss)D	.18G	.26	.10
Net realized and unrealized gain (loss)	3.63	(4.00)	(2.41)
Total from investment operations	3.81	(3.74)	(2.31)
Distributions from net investment income	(.16)	(.41)	-
Distributions from net realized gain	(.05)	(1.01)	-
Total distributions	(.21)	(1.41)J	-
Net asset value, end of period	$ 23.86	$ 20.26	$ 25.41
Total ReturnB,C	18.86%	(15.16)%	(8.33)%
Ratios to Average Net AssetsE,I
Expenses before reductions	.72%	.40%	.47%A
Expenses net of fee waivers, if any	.72%	.40%	.47%A
Expenses net of all reductions	.71%	.39%	.47%A
Net investment income (loss)	.76%G	1.57%	1.66%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 355,463	$ 201,625	$ 92
Portfolio turnover rateF	85%	177%	52%
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

H For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Total distributions of $1.41 per share is comprised of distributions from net investment income of $.407 and distributions from net realized gain of $1.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Dividend Growth and Class K to eligible shareholders of Dividend Growth. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 913,175
Gross unrealized depreciation	(730,732)
Net unrealized appreciation (depreciation)	$ 182,443
Tax Cost	$ 7,945,475

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 43,191
Capital loss carryforward	$ (804,929)
Net unrealized appreciation (depreciation)	$ 181,467

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 55,797	$ 134,581
Long-term Capital Gains	-	359,568
Total	$ 55,797	$ 494,149

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,671,911 and $6,583,311, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Dividend Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Dividend Growth	$ 19,960.26
Class K	157.05
	$ 20,117

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $106 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 25,396.38%		$ 1

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $1,545.

Annual Report

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $726 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Dividend Growth	$ 37,603	$ 131,611
Class K	1,766	1,254
Total	$ 39,369	$ 132,865
From net realized gain
Dividend Growth	$ 15,884	$ 361,247
Class K	544	37
Total	$ 16,428	$ 361,284

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010A	2009	2010A	2009
Dividend Growth
Shares sold	100,583	75,287	$ 2,382,785	$ 1,282,313
Conversion to Class K	(734)	(9,623)	(15,619)	(178,188)
Reinvestment of distributions	2,281	21,264	51,426	478,613
Shares redeemed	(104,010)	(134,869)	(2,429,464)	(2,446,584)
Net increase (decrease)	(1,880)	(47,941)	$ (10,872)	$ (863,846)
Class K
Shares sold	6,982	2,088	$ 165,346	$ 35,139
Conversion from Dividend Growth	733	9,623	15,619	178,188
Reinvestment of distributions	102	86	2,310	1,291
Shares redeemed	(2,870)	(1,850)	(67,508)	(29,769)
Net increase (decrease)	4,947	9,947	$ 115,767	$ 184,849

A Conversion transactions for Class K and Dividend Growth are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Dividend Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Dividend Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 10, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Dividend Growth Fund voted to pay on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	9/09/10	9/08/10	$0.117	$0.042

Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Dividend Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Fidelity Dividend Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Dividend Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

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Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

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Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

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Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.,
New York, NY

DGF-K-UANN-0910
1.863064.101

Fidelity®

Growth & Income

Portfolio

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.advisor.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity Growth & Income Portfolio	10.25%	-7.63%	-4.22%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Growth & Income Portfolio, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from James Catudal, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Retail Class shares rose 10.25%, lagging the S&P 500®. The fund was hurt by stock picking in the consumer discretionary, energy and technology sectors, and positioning within consumer staples and financials. At the stock level, financial services provider State Street saw its stock drop due to a slowdown in business and compressed margins due to low interest rates. The fund also was hurt by overweighting solar equipment provider Applied Materials, which was stung by weakness in the solar arena. Builder KB Home detracted, hit by weak housing starts and the end of a federal tax credit program for first-time homebuyers. The fund benefited from stock picks in the materials sector and from overweightings in the strong-performing consumer discretionary and industrials sectors. An investment in truck-engine maker Cummins helped, as its stock rose on increased global sales. Another boost came from an out-of-benchmark position in AP Alternative Assets, a closed-end limited partnership that invests in private equity and capital markets opportunities. Underweighting agricultural products giant Monsanto also contributed, as the stock dropped following cuts in earnings projections.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Growth & Income	.74%
Actual		$ 1,000.00	$ 1,018.70	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71
Class K	.54%
Actual		$ 1,000.00	$ 1,019.80	$ 2.70
Hypothetical A		$ 1,000.00	$ 1,022.12	$ 2.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.8	2.2
Exxon Mobil Corp.	3.5	2.2
JPMorgan Chase & Co.	2.5	2.0
Hewlett-Packard Co.	2.4	1.9
United Technologies Corp.	2.1	1.5
Wells Fargo & Co.	1.9	2.3
The Coca-Cola Co.	1.8	1.4
Microsoft Corp.	1.7	2.4
Cisco Systems, Inc.	1.7	2.1
Google, Inc. Class A	1.6	1.8
	23.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.8	22.3
Financials	19.1	18.3
Industrials	15.6	9.7
Energy	11.1	10.8
Consumer Discretionary	10.5	12.7
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.6%		Stocks 99.2%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	8.1%	** Foreign investments	9.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.2%
Fuel Systems Solutions, Inc. (a)	67,500	$ 2,053
Tenneco, Inc. (a)	365,300	10,082
		12,135
Automobiles - 0.4%
Ford Motor Co. (a)	1,400,000	17,878
Harley-Davidson, Inc.	270,000	7,352
		25,230
Distributors - 0.2%
Li & Fung Ltd.	1,880,000	8,616
Hotels, Restaurants & Leisure - 1.4%
Buffalo Wild Wings, Inc. (a)	318,489	13,580
Darden Restaurants, Inc.	190,000	7,959
Jack in the Box, Inc. (a)	180,000	3,713
Little Sheep Group Ltd.	447,000	265
Marriott International, Inc. Class A	630,618	21,384
Sonic Corp. (a)	397,600	3,499
Starbucks Corp.	1,185,000	29,447
		79,847
Household Durables - 2.1%
Ethan Allen Interiors, Inc.	40,000	614
KB Home	2,250,000	25,605
Newell Rubbermaid, Inc.	405,000	6,278
Pulte Group, Inc. (a)	2,252,370	19,776
Ryland Group, Inc.	1,480,000	24,154
Stanley Black & Decker, Inc.	550,000	31,911
Toll Brothers, Inc. (a)	210,292	3,651
Whirlpool Corp.	83,100	6,922
		118,911
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	178,000	20,984
Media - 2.5%
Comcast Corp. Class A	1,300,000	25,311
DIRECTV (a)	650,000	24,154
Lamar Advertising Co. Class A (a)	215,000	5,880
McGraw-Hill Companies, Inc.	345,000	10,588
The Walt Disney Co.	1,235,000	41,607
Time Warner, Inc.	1,115,233	35,085
		142,625
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.6%
Kohl's Corp. (a)	525,000	$ 25,037
Target Corp.	1,346,000	69,077
		94,114
Specialty Retail - 1.3%
Best Buy Co., Inc.	720,000	24,955
Lowe's Companies, Inc.	1,220,000	25,303
RadioShack Corp.	790,000	17,017
Staples, Inc.	355,000	7,217
		74,492
Textiles, Apparel & Luxury Goods - 0.4%
Polo Ralph Lauren Corp. Class A	310,000	24,493
TOTAL CONSUMER DISCRETIONARY		601,447
CONSUMER STAPLES - 8.0%
Beverages - 2.4%
Coca-Cola Enterprises, Inc.	775,000	22,243
Dr Pepper Snapple Group, Inc.	300,000	11,265
The Coca-Cola Co.	1,860,000	102,505
		136,013
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	842,900	25,869
Wal-Mart Stores, Inc.	567,900	29,071
Whole Foods Market, Inc. (a)	420,000	15,947
		70,887
Food Products - 1.5%
Bunge Ltd.	310,000	15,392
Kraft Foods, Inc. Class A	300,000	8,763
Mead Johnson Nutrition Co. Class A	280,000	14,879
Nestle SA	907,000	44,847
		83,881
Household Products - 1.4%
Colgate-Palmolive Co.	470,000	37,121
Procter & Gamble Co.	710,000	43,424
		80,545
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.5%
Philip Morris International, Inc.	1,690,000	$ 86,258
TOTAL CONSUMER STAPLES		457,584
ENERGY - 11.1%
Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	785,000	37,892
Cameron International Corp. (a)	734,100	29,063
Ensco International Ltd. ADR	5,000	209
Halliburton Co.	2,410,000	72,011
Nabors Industries Ltd. (a)	500	9
Oil States International, Inc. (a)	255,000	11,715
Schlumberger Ltd.	789,500	47,102
Weatherford International Ltd. (a)	2,361,800	38,261
		236,262
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	90,000	4,424
Apache Corp.	260,800	24,927
Cameco Corp.	290,000	7,386
Chesapeake Energy Corp.	20,000	421
Exxon Mobil Corp.	3,386,300	202,094
Falkland Oil & Gas Ltd. (a)	300,000	598
Occidental Petroleum Corp.	697,900	54,387
Peabody Energy Corp.	630,000	28,445
Petrohawk Energy Corp. (a)	975,000	15,376
Plains Exploration & Production Co. (a)	484,300	10,921
Range Resources Corp.	180,000	6,682
Southwestern Energy Co. (a)	690,000	25,151
Ultra Petroleum Corp. (a)	340,000	14,406
		395,218
TOTAL ENERGY		631,480
FINANCIALS - 19.1%
Capital Markets - 3.7%
Ameriprise Financial, Inc.	745,000	31,581
AP Alternative Assets, L.P. Restricted Depositary Units (e)	4,449,200	27,363
Charles Schwab Corp.	40,000	592
Goldman Sachs Group, Inc.	191,300	28,852
Janus Capital Group, Inc.	693,375	7,267
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,293,800	$ 34,920
State Street Corp.	1,457,400	56,722
T. Rowe Price Group, Inc.	470,000	22,668
		209,965
Commercial Banks - 4.8%
Banco Santander SA (d)	825,000	10,719
BB&T Corp.	305,000	7,573
FirstMerit Corp.	404,500	7,973
Huntington Bancshares, Inc.	888,800	5,386
PNC Financial Services Group, Inc.	1,151,900	68,411
Sterling Bancshares, Inc.	375,000	1,946
SunTrust Banks, Inc.	670,000	17,387
Synovus Financial Corp.	100,000	262
U.S. Bancorp, Delaware	1,915,000	45,769
Wells Fargo & Co.	3,824,600	106,056
		271,482
Consumer Finance - 1.3%
American Express Co.	1,102,700	49,225
Capital One Financial Corp.	601,900	25,478
Discover Financial Services	43,321	662
		75,365
Diversified Financial Services - 5.3%
Bank of America Corp.	4,178,000	58,659
Citigroup, Inc. (a)	21,502,900	88,162
CME Group, Inc.	42,000	11,710
JPMorgan Chase & Co.	3,525,100	141,991
NBH Holdings Corp. Class A (a)(e)	166,200	3,241
		303,763
Insurance - 2.5%
Berkshire Hathaway, Inc. Class B (a)	1,062,500	83,003
Hartford Financial Services Group, Inc.	5,000	117
MetLife, Inc.	1,185,000	49,841
Prudential Financial, Inc.	200,000	11,458
		144,419
Real Estate Investment Trusts - 0.9%
CBL & Associates Properties, Inc.	459,200	6,461
Public Storage	270,000	26,492
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	114,121	$ 10,182
SL Green Realty Corp.	161,600	9,735
		52,870
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	1,530,000	26,010
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	575,000	4,945
TOTAL FINANCIALS		1,088,819
HEALTH CARE - 9.1%
Biotechnology - 1.4%
Amgen, Inc. (a)	476,800	26,000
Amylin Pharmaceuticals, Inc. (a)	900,000	17,028
ARIAD Pharmaceuticals, Inc. (a)	519,738	1,663
Biogen Idec, Inc. (a)	12,800	715
BioMarin Pharmaceutical, Inc. (a)	281,157	6,143
Cephalon, Inc. (a)	93,000	5,278
Gilead Sciences, Inc. (a)	75,000	2,499
Incyte Corp. (a)	250,000	3,255
SIGA Technologies, Inc. (a)	240,000	2,011
Vertex Pharmaceuticals, Inc. (a)	440,000	14,810
		79,402
Health Care Equipment & Supplies - 1.1%
Alcon, Inc.	55,000	8,529
Covidien PLC	1,035,800	38,656
Hill-Rom Holdings, Inc.	285,000	9,416
St. Jude Medical, Inc. (a)	237,800	8,744
		65,345
Health Care Providers & Services - 2.1%
Brookdale Senior Living, Inc. (a)	325,000	4,609
CIGNA Corp.	230,000	7,075
Express Scripts, Inc. (a)	704,200	31,816
Henry Schein, Inc. (a)	530,000	27,820
McKesson Corp.	300,000	18,846
Medco Health Solutions, Inc. (a)	180,000	8,640
UnitedHealth Group, Inc.	645,000	19,640
		118,446
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	265,000	$ 11,880
Life Technologies Corp. (a)	185,000	7,953
		19,833
Pharmaceuticals - 4.2%
Abbott Laboratories	555,000	27,239
Allergan, Inc.	135,000	8,243
Auxilium Pharmaceuticals, Inc. (a)	100,000	2,256
Johnson & Johnson	1,049,800	60,983
Merck & Co., Inc.	2,018,078	69,543
Perrigo Co.	86,000	4,817
Pfizer, Inc.	3,472,500	52,088
Teva Pharmaceutical Industries Ltd. sponsored ADR	255,000	12,457
		237,626
TOTAL HEALTH CARE		520,652
INDUSTRIALS - 15.6%
Aerospace & Defense - 4.5%
AeroVironment, Inc. (a)	185,000	4,423
BE Aerospace, Inc. (a)	985,000	28,959
Goodrich Corp.	315,000	22,954
Honeywell International, Inc.	30,000	1,286
Lockheed Martin Corp.	500	38
Precision Castparts Corp.	260,000	31,769
The Boeing Co.	750,000	51,105
United Technologies Corp.	1,660,000	118,026
		258,560
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	385,000	25,102
United Parcel Service, Inc. Class B	770,000	50,050
		75,152
Airlines - 0.4%
Delta Air Lines, Inc. (a)	1,520,000	18,058
UAL Corp. (a)	300,000	7,122
		25,180
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	505,000	18,104
Construction & Engineering - 0.8%
Fluor Corp.	520,000	25,111
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	400,000	$ 14,628
Orion Marine Group, Inc. (a)	305,000	3,788
		43,527
Electrical Equipment - 0.0%
Vestas Wind Systems AS (a)	500	24
Industrial Conglomerates - 2.2%
3M Co.	774,700	66,268
General Electric Co.	2,581,000	41,606
Textron, Inc.	828,100	17,191
		125,065
Machinery - 2.9%
Caterpillar, Inc.	80,000	5,580
Cummins, Inc.	575,000	45,776
Danaher Corp.	910,000	34,953
Ingersoll-Rand Co. Ltd.	1,505,000	56,377
NN, Inc. (a)	100,000	589
PACCAR, Inc.	480,000	21,994
		165,269
Professional Services - 0.3%
Robert Half International, Inc.	775,000	19,515
Road & Rail - 2.9%
Avis Budget Group, Inc. (a)	465,300	5,742
CSX Corp.	1,182,700	62,352
Hertz Global Holdings, Inc. (a)	575,000	6,751
Landstar System, Inc.	685,000	27,770
Union Pacific Corp.	815,000	60,856
		163,471
TOTAL INDUSTRIALS		893,867
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	4,164,900	96,084
Juniper Networks, Inc. (a)	913,000	25,363
Motorola, Inc. (a)	700,000	5,243
QUALCOMM, Inc.	1,265,000	48,171
		174,861
Computers & Peripherals - 6.3%
Apple, Inc. (a)	853,800	219,630
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	235,000	$ 4,651
Hewlett-Packard Co.	2,929,700	134,883
		359,164
Electronic Equipment & Components - 0.4%
Agilent Technologies, Inc. (a)	513,000	14,328
Corning, Inc.	631,900	11,450
		25,778
Internet Software & Services - 2.7%
eBay, Inc. (a)	2,350,000	49,139
Google, Inc. Class A (a)	189,000	91,637
Move, Inc. (a)	1,846,025	4,172
Rackspace Hosting, Inc. (a)	415,000	7,761
Tencent Holdings Ltd.	3,000	58
		152,767
IT Services - 1.9%
Cognizant Technology Solutions Corp. Class A (a)	345,000	18,823
International Business Machines Corp.	220,000	28,248
MasterCard, Inc. Class A	185,000	38,857
Visa, Inc. Class A	334,400	24,528
		110,456
Semiconductors & Semiconductor Equipment - 2.7%
Altera Corp.	141,800	3,931
Applied Materials, Inc.	1,061,100	12,521
ASML Holding NV	2,010,000	64,702
Intel Corp.	763,500	15,728
Lam Research Corp. (a)	457,200	19,289
Marvell Technology Group Ltd. (a)	746,300	11,135
MEMC Electronic Materials, Inc. (a)	1,370,000	13,097
Micron Technology, Inc. (a)	1,305,900	9,507
Xilinx, Inc.	135,000	3,769
		153,679
Software - 3.7%
BMC Software, Inc. (a)	537,400	19,121
Citrix Systems, Inc. (a)	245,000	13,480
Informatica Corp. (a)	300,000	9,039
Longtop Financial Technologies Ltd. ADR (a)	37,600	1,253
Microsoft Corp.	3,755,100	96,919
Novell, Inc. (a)	950,000	5,738
Nuance Communications, Inc. (a)	410,000	6,769
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	1,847,200	$ 43,668
Red Hat, Inc. (a)	240,000	7,716
VMware, Inc. Class A (a)	100,000	7,753
		211,456
TOTAL INFORMATION TECHNOLOGY		1,188,161
MATERIALS - 4.0%
Chemicals - 2.8%
Albemarle Corp.	575,000	25,082
CF Industries Holdings, Inc.	110,000	8,931
Dow Chemical Co.	1,300,000	35,529
Ecolab, Inc.	525,000	25,678
FMC Corp.	435,000	27,183
Praxair, Inc.	338,800	29,415
The Mosaic Co.	200,000	9,530
		161,348
Metals & Mining - 1.2%
AngloGold Ashanti Ltd. sponsored ADR	617,700	25,029
Barrick Gold Corp.	570,000	23,433
Carpenter Technology Corp.	485,000	16,951
Freeport-McMoRan Copper & Gold, Inc.	1,000	72
		65,485
TOTAL MATERIALS		226,833
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	650,000	18,889
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	415,000	19,190
Sprint Nextel Corp. (a)	4,175,000	19,080
		38,270
TOTAL TELECOMMUNICATION SERVICES		57,159
UTILITIES - 0.4%
Electric Utilities - 0.3%
FirstEnergy Corp.	475,000	17,908
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc.	150,000	$ 4,740
TOTAL UTILITIES		22,648
TOTAL COMMON STOCKS (Cost $5,180,327)		5,688,650
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.24% (b)	20,170,266	20,170
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	9,729,000	9,729
TOTAL MONEY MARKET FUNDS (Cost $29,899)		29,899
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $2,387)	$ 2,387	2,387
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $5,212,613)		5,720,936
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(11,520)
NET ASSETS - 100%		$ 5,709,416
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,604,000 or 0.5% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,387,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 954
Banc of America Securities LLC	361
Barclays Capital, Inc.	1,072
$ 2,387
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 83
Fidelity Securities Lending Cash Central Fund	143
Total	$ 226
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,447	$ 601,447	$ -	$ -
Consumer Staples	457,584	457,584	-	-
Energy	631,480	631,480	-	-
Financials	1,088,819	1,085,578	-	3,241
Health Care	520,652	520,652	-	-
Industrials	893,867	893,867	-	-
Information Technology	1,188,161	1,188,161	-	-
Materials	226,833	226,833	-	-
Telecommunication Services	57,159	57,159	-	-
Utilities	22,648	22,648	-	-
Money Market Funds	29,899	29,899	-	-
Cash Equivalents	2,387	-	2,387	-
Total Investments in Securities:	$ 5,720,936	$ 5,715,308	$ 2,387	$ 3,241
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(83)
Cost of Purchases	3,324
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,241
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (83)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $6,214,141,000 of which $3,048,336,000 and $3,165,805,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $8,961 and repurchase agreements of $2,387) - See accompanying schedule: Unaffiliated issuers (cost $5,182,714)	$ 5,691,037
Fidelity Central Funds (cost $29,899)	29,899
Total Investments (cost $5,212,613)		$ 5,720,936
Receivable for investments sold		76,652
Receivable for fund shares sold		2,329
Dividends receivable		2,922
Distributions receivable from Fidelity Central Funds		3
Other receivables		1,033
Total assets		5,803,875

Liabilities
Payable for investments purchased	$ 74,597
Payable for fund shares redeemed	6,081
Accrued management fee	2,159
Other affiliated payables	1,299
Other payables and accrued expenses	594
Collateral on securities loaned, at value	9,729
Total liabilities		94,459

Net Assets		$ 5,709,416
Net Assets consist of:
Paid in capital		$ 11,476,265
Undistributed net investment income		1,085
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,276,264)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		508,330
Net Assets		$ 5,709,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Growth & Income: Net Asset Value, offering price and redemption price per share ($5,417,395 ÷ 343,972 shares)	$ 15.75

Class K: Net Asset Value, offering price and redemption price per share ($292,021 ÷ 18,551 shares)	$ 15.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 86,682
Interest		1
Income from Fidelity Central Funds		226
Total income		86,909

Expenses
Management fee	$ 29,104
Transfer agent fees	16,070
Accounting and security lending fees	1,231
Custodian fees and expenses	122
Independent trustees' compensation	42
Registration fees	50
Audit	84
Legal	59
Interest	5
Miscellaneous	123
Total expenses before reductions	46,890
Expense reductions	(547)	46,343
Net investment income (loss)		40,566
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	535,178
Foreign currency transactions	(351)
Capital gain distributions from Fidelity Central Funds	4
Total net realized gain (loss)		534,831
Change in net unrealized appreciation (depreciation) on: Investment securities	81,647
Assets and liabilities in foreign currencies	15
Total change in net unrealized appreciation (depreciation)		81,662
Net gain (loss)		616,493
Net increase (decrease) in net assets resulting from operations		$ 657,059

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,566	$ 76,215
Net realized gain (loss)	534,831	(6,629,356)
Change in net unrealized appreciation (depreciation)	81,662	2,408,298
Net increase (decrease) in net assets resulting from operations	657,059	(4,144,843)
Distributions to shareholders from net investment income	(38,583)	(95,086)
Distributions to shareholders from net realized gain	(3,482)	(16,566)
Total distributions	(42,065)	(111,652)
Share transactions - net increase (decrease)	(1,247,688)	(1,953,179)
Total increase (decrease) in net assets	(632,694)	(6,209,674)

Net Assets
Beginning of period	6,342,110	12,551,784
End of period (including undistributed net investment income of $1,085 and distributions in excess of net investment income of $94, respectively)	$ 5,709,416	$ 6,342,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 21.88	$ 31.92	$ 34.16	$ 38.42
Income from Investment Operations
Net investment income (loss) B	.10	.15	.35	.27	.34
Net realized and unrealized gain (loss)	1.37	(7.43)	(6.25)	3.84	.18
Total from investment operations	1.47	(7.28)	(5.90)	4.11	.52
Distributions from net investment income	(.10)	(.19)	(.33)	(.27)	(.38)
Distributions from net realized gain	(.01)	(.03)	(3.81)	(6.08)	(4.40)
Total distributions	(.10) F	(.22)	(4.14)	(6.35)	(4.78)
Net asset value, end of period	$ 15.75	$ 14.38	$ 21.88	$ 31.92	$ 34.16
Total Return A	10.25%	(33.32)%	(20.91)%	14.28%	1.22%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.78%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.75%	.78%	.68%	.68%	.69%
Expenses net of all reductions	.74%	.78%	.67%	.67%	.65%
Net investment income (loss)	.63%	1.07%	1.29%	.84%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 5,417	$ 5,993	$ 12,552	$ 22,693	$ 28,861
Portfolio turnover rate D	98%	122%	52%	52%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.13	.16	.09
Net realized and unrealized gain (loss)	1.37	(7.40)	(3.45)
Total from investment operations	1.50	(7.24)	(3.36)
Distributions from net investment income	(.13)	(.23)	(.10)
Distributions from net realized gain	(.01)	(.03)	-
Total distributions	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 15.74	$ 14.38	$ 21.88
Total Return B, C	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.56%	.55% A
Expenses net of all reductions	.53%	.55%	.55% A
Net investment income (loss)	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Growth & Income and Class K to eligible shareholders of Growth & Income. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, short term gain distributions from the Fidelity Central Funds, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 840,726
Gross unrealized depreciation	(394,526)
Net unrealized appreciation (depreciation)	$ 446,200

Tax Cost	$ 5,274,736

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,602
Capital loss carryforward	$ (6,214,141)
Net unrealized appreciation (depreciation)	$ 446,193

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 42,065	$ 95,086
Long-term Capital Gains	-	16,566
Total	$ 42,065	$ 111,652

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,089,032 and $7,246,765, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 15,910.26
Class K	160.06
	$ 16,070

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $110 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,789.41%		$ 5

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $143.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $547 for the period.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Growth & Income	$ 36,263	$ 92,019
Class K	2,320	3,067
Total	$ 38,583	$ 95,086
From net realized gain
Growth & Income	$ 3,285	$ 16,537
Class K	197	29
Total	$ 3,482	$ 16,566

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Growth & Income
Shares sold	18,939	34,825	$ 300,805	$ 492,141
Conversion to Class K	(593)	(26,363)	(8,751)	(389,259)
Reinvestment of distributions	2,436	6,899	38,201	105,157
Shares redeemed	(93,499)	(172,362)	(1,487,904)	(2,530,518)
Net increase (decrease)	(72,717)	(157,001)	$ (1,157,649)	$ (2,322,479)
Class K
Shares sold	8,408	3,336	$ 133,367	$ 44,336
Conversion from Growth & Income	593	26,372	8,751	389,259
Reinvestment of distributions	161	232	2,517	3,096
Shares redeemed	(14,911)	(5,644)	(234,674)	(67,387)
Net increase (decrease)	(5,749)	24,296	$ (90,039)	$ 369,304

A Conversion transactions for Class K and Growth & Income are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Growth & Income designates 100% during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Growth & Income designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research

(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

GAI-UANN-0910
1.874515.102

Fidelity®

Growth & Income

Portfolio -
Class K

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.fidelity.advisor.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class K A	10.41%	-7.54%	-4.18%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Growth & Income Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio - Class K on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from James Catudal, Portfolio Manager of Fidelity® Growth & Income Portfolio: For the year, the fund's Class K shares rose 10.41%, lagging the S&P 500®. The fund was hurt by stock picking in the consumer discretionary, energy and technology sectors, and positioning within consumer staples and financials. At the stock level, financial services provider State Street saw its stock drop due to a slowdown in business and compressed margins due to low interest rates. The fund also was hurt by overweighting solar equipment provider Applied Materials, which was stung by weakness in the solar arena. Builder KB Home detracted, hit by weak housing starts and the end of a federal tax credit program for first-time homebuyers. The fund benefited from stock picks in the materials sector and from overweightings in the strong-performing consumer discretionary and industrials sectors. An investment in truck-engine maker Cummins helped, as its stock rose on increased global sales. Another boost came from an out-of-benchmark position in AP Alternative Assets, a closed-end limited partnership that invests in private equity and capital markets opportunities. Underweighting agricultural products giant Monsanto contributed, as the stock dropped following cuts in earnings projections.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Growth & Income	.74%
Actual		$ 1,000.00	$ 1,018.70	$ 3.70
Hypothetical A		$ 1,000.00	$ 1,021.12	$ 3.71
Class K	.54%
Actual		$ 1,000.00	$ 1,019.80	$ 2.70
Hypothetical A		$ 1,000.00	$ 1,022.12	$ 2.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.8	2.2
Exxon Mobil Corp.	3.5	2.2
JPMorgan Chase & Co.	2.5	2.0
Hewlett-Packard Co.	2.4	1.9
United Technologies Corp.	2.1	1.5
Wells Fargo & Co.	1.9	2.3
The Coca-Cola Co.	1.8	1.4
Microsoft Corp.	1.7	2.4
Cisco Systems, Inc.	1.7	2.1
Google, Inc. Class A	1.6	1.8
	23.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.8	22.3
Financials	19.1	18.3
Industrials	15.6	9.7
Energy	11.1	10.8
Consumer Discretionary	10.5	12.7
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.6%		Stocks 99.2%
	Convertible Securities 0.0%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 0.4%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	8.1%	** Foreign investments	9.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 10.5%
Auto Components - 0.2%
Fuel Systems Solutions, Inc. (a)	67,500	$ 2,053
Tenneco, Inc. (a)	365,300	10,082
		12,135
Automobiles - 0.4%
Ford Motor Co. (a)	1,400,000	17,878
Harley-Davidson, Inc.	270,000	7,352
		25,230
Distributors - 0.2%
Li & Fung Ltd.	1,880,000	8,616
Hotels, Restaurants & Leisure - 1.4%
Buffalo Wild Wings, Inc. (a)	318,489	13,580
Darden Restaurants, Inc.	190,000	7,959
Jack in the Box, Inc. (a)	180,000	3,713
Little Sheep Group Ltd.	447,000	265
Marriott International, Inc. Class A	630,618	21,384
Sonic Corp. (a)	397,600	3,499
Starbucks Corp.	1,185,000	29,447
		79,847
Household Durables - 2.1%
Ethan Allen Interiors, Inc.	40,000	614
KB Home	2,250,000	25,605
Newell Rubbermaid, Inc.	405,000	6,278
Pulte Group, Inc. (a)	2,252,370	19,776
Ryland Group, Inc.	1,480,000	24,154
Stanley Black & Decker, Inc.	550,000	31,911
Toll Brothers, Inc. (a)	210,292	3,651
Whirlpool Corp.	83,100	6,922
		118,911
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	178,000	20,984
Media - 2.5%
Comcast Corp. Class A	1,300,000	25,311
DIRECTV (a)	650,000	24,154
Lamar Advertising Co. Class A (a)	215,000	5,880
McGraw-Hill Companies, Inc.	345,000	10,588
The Walt Disney Co.	1,235,000	41,607
Time Warner, Inc.	1,115,233	35,085
		142,625
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 1.6%
Kohl's Corp. (a)	525,000	$ 25,037
Target Corp.	1,346,000	69,077
		94,114
Specialty Retail - 1.3%
Best Buy Co., Inc.	720,000	24,955
Lowe's Companies, Inc.	1,220,000	25,303
RadioShack Corp.	790,000	17,017
Staples, Inc.	355,000	7,217
		74,492
Textiles, Apparel & Luxury Goods - 0.4%
Polo Ralph Lauren Corp. Class A	310,000	24,493
TOTAL CONSUMER DISCRETIONARY		601,447
CONSUMER STAPLES - 8.0%
Beverages - 2.4%
Coca-Cola Enterprises, Inc.	775,000	22,243
Dr Pepper Snapple Group, Inc.	300,000	11,265
The Coca-Cola Co.	1,860,000	102,505
		136,013
Food & Staples Retailing - 1.2%
CVS Caremark Corp.	842,900	25,869
Wal-Mart Stores, Inc.	567,900	29,071
Whole Foods Market, Inc. (a)	420,000	15,947
		70,887
Food Products - 1.5%
Bunge Ltd.	310,000	15,392
Kraft Foods, Inc. Class A	300,000	8,763
Mead Johnson Nutrition Co. Class A	280,000	14,879
Nestle SA	907,000	44,847
		83,881
Household Products - 1.4%
Colgate-Palmolive Co.	470,000	37,121
Procter & Gamble Co.	710,000	43,424
		80,545
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Tobacco - 1.5%
Philip Morris International, Inc.	1,690,000	$ 86,258
TOTAL CONSUMER STAPLES		457,584
ENERGY - 11.1%
Energy Equipment & Services - 4.2%
Baker Hughes, Inc.	785,000	37,892
Cameron International Corp. (a)	734,100	29,063
Ensco International Ltd. ADR	5,000	209
Halliburton Co.	2,410,000	72,011
Nabors Industries Ltd. (a)	500	9
Oil States International, Inc. (a)	255,000	11,715
Schlumberger Ltd.	789,500	47,102
Weatherford International Ltd. (a)	2,361,800	38,261
		236,262
Oil, Gas & Consumable Fuels - 6.9%
Anadarko Petroleum Corp.	90,000	4,424
Apache Corp.	260,800	24,927
Cameco Corp.	290,000	7,386
Chesapeake Energy Corp.	20,000	421
Exxon Mobil Corp.	3,386,300	202,094
Falkland Oil & Gas Ltd. (a)	300,000	598
Occidental Petroleum Corp.	697,900	54,387
Peabody Energy Corp.	630,000	28,445
Petrohawk Energy Corp. (a)	975,000	15,376
Plains Exploration & Production Co. (a)	484,300	10,921
Range Resources Corp.	180,000	6,682
Southwestern Energy Co. (a)	690,000	25,151
Ultra Petroleum Corp. (a)	340,000	14,406
		395,218
TOTAL ENERGY		631,480
FINANCIALS - 19.1%
Capital Markets - 3.7%
Ameriprise Financial, Inc.	745,000	31,581
AP Alternative Assets, L.P. Restricted Depositary Units (e)	4,449,200	27,363
Charles Schwab Corp.	40,000	592
Goldman Sachs Group, Inc.	191,300	28,852
Janus Capital Group, Inc.	693,375	7,267
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Capital Markets - continued
Morgan Stanley	1,293,800	$ 34,920
State Street Corp.	1,457,400	56,722
T. Rowe Price Group, Inc.	470,000	22,668
		209,965
Commercial Banks - 4.8%
Banco Santander SA (d)	825,000	10,719
BB&T Corp.	305,000	7,573
FirstMerit Corp.	404,500	7,973
Huntington Bancshares, Inc.	888,800	5,386
PNC Financial Services Group, Inc.	1,151,900	68,411
Sterling Bancshares, Inc.	375,000	1,946
SunTrust Banks, Inc.	670,000	17,387
Synovus Financial Corp.	100,000	262
U.S. Bancorp, Delaware	1,915,000	45,769
Wells Fargo & Co.	3,824,600	106,056
		271,482
Consumer Finance - 1.3%
American Express Co.	1,102,700	49,225
Capital One Financial Corp.	601,900	25,478
Discover Financial Services	43,321	662
		75,365
Diversified Financial Services - 5.3%
Bank of America Corp.	4,178,000	58,659
Citigroup, Inc. (a)	21,502,900	88,162
CME Group, Inc.	42,000	11,710
JPMorgan Chase & Co.	3,525,100	141,991
NBH Holdings Corp. Class A (a)(e)	166,200	3,241
		303,763
Insurance - 2.5%
Berkshire Hathaway, Inc. Class B (a)	1,062,500	83,003
Hartford Financial Services Group, Inc.	5,000	117
MetLife, Inc.	1,185,000	49,841
Prudential Financial, Inc.	200,000	11,458
		144,419
Real Estate Investment Trusts - 0.9%
CBL & Associates Properties, Inc.	459,200	6,461
Public Storage	270,000	26,492
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Real Estate Investment Trusts - continued
Simon Property Group, Inc.	114,121	$ 10,182
SL Green Realty Corp.	161,600	9,735
		52,870
Real Estate Management & Development - 0.5%
CB Richard Ellis Group, Inc. Class A (a)	1,530,000	26,010
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	575,000	4,945
TOTAL FINANCIALS		1,088,819
HEALTH CARE - 9.1%
Biotechnology - 1.4%
Amgen, Inc. (a)	476,800	26,000
Amylin Pharmaceuticals, Inc. (a)	900,000	17,028
ARIAD Pharmaceuticals, Inc. (a)	519,738	1,663
Biogen Idec, Inc. (a)	12,800	715
BioMarin Pharmaceutical, Inc. (a)	281,157	6,143
Cephalon, Inc. (a)	93,000	5,278
Gilead Sciences, Inc. (a)	75,000	2,499
Incyte Corp. (a)	250,000	3,255
SIGA Technologies, Inc. (a)	240,000	2,011
Vertex Pharmaceuticals, Inc. (a)	440,000	14,810
		79,402
Health Care Equipment & Supplies - 1.1%
Alcon, Inc.	55,000	8,529
Covidien PLC	1,035,800	38,656
Hill-Rom Holdings, Inc.	285,000	9,416
St. Jude Medical, Inc. (a)	237,800	8,744
		65,345
Health Care Providers & Services - 2.1%
Brookdale Senior Living, Inc. (a)	325,000	4,609
CIGNA Corp.	230,000	7,075
Express Scripts, Inc. (a)	704,200	31,816
Henry Schein, Inc. (a)	530,000	27,820
McKesson Corp.	300,000	18,846
Medco Health Solutions, Inc. (a)	180,000	8,640
UnitedHealth Group, Inc.	645,000	19,640
		118,446
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - 0.3%
Illumina, Inc. (a)	265,000	$ 11,880
Life Technologies Corp. (a)	185,000	7,953
		19,833
Pharmaceuticals - 4.2%
Abbott Laboratories	555,000	27,239
Allergan, Inc.	135,000	8,243
Auxilium Pharmaceuticals, Inc. (a)	100,000	2,256
Johnson & Johnson	1,049,800	60,983
Merck & Co., Inc.	2,018,078	69,543
Perrigo Co.	86,000	4,817
Pfizer, Inc.	3,472,500	52,088
Teva Pharmaceutical Industries Ltd. sponsored ADR	255,000	12,457
		237,626
TOTAL HEALTH CARE		520,652
INDUSTRIALS - 15.6%
Aerospace & Defense - 4.5%
AeroVironment, Inc. (a)	185,000	4,423
BE Aerospace, Inc. (a)	985,000	28,959
Goodrich Corp.	315,000	22,954
Honeywell International, Inc.	30,000	1,286
Lockheed Martin Corp.	500	38
Precision Castparts Corp.	260,000	31,769
The Boeing Co.	750,000	51,105
United Technologies Corp.	1,660,000	118,026
		258,560
Air Freight & Logistics - 1.3%
C.H. Robinson Worldwide, Inc.	385,000	25,102
United Parcel Service, Inc. Class B	770,000	50,050
		75,152
Airlines - 0.4%
Delta Air Lines, Inc. (a)	1,520,000	18,058
UAL Corp. (a)	300,000	7,122
		25,180
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	505,000	18,104
Construction & Engineering - 0.8%
Fluor Corp.	520,000	25,111
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Construction & Engineering - continued
Jacobs Engineering Group, Inc. (a)	400,000	$ 14,628
Orion Marine Group, Inc. (a)	305,000	3,788
		43,527
Electrical Equipment - 0.0%
Vestas Wind Systems AS (a)	500	24
Industrial Conglomerates - 2.2%
3M Co.	774,700	66,268
General Electric Co.	2,581,000	41,606
Textron, Inc.	828,100	17,191
		125,065
Machinery - 2.9%
Caterpillar, Inc.	80,000	5,580
Cummins, Inc.	575,000	45,776
Danaher Corp.	910,000	34,953
Ingersoll-Rand Co. Ltd.	1,505,000	56,377
NN, Inc. (a)	100,000	589
PACCAR, Inc.	480,000	21,994
		165,269
Professional Services - 0.3%
Robert Half International, Inc.	775,000	19,515
Road & Rail - 2.9%
Avis Budget Group, Inc. (a)	465,300	5,742
CSX Corp.	1,182,700	62,352
Hertz Global Holdings, Inc. (a)	575,000	6,751
Landstar System, Inc.	685,000	27,770
Union Pacific Corp.	815,000	60,856
		163,471
TOTAL INDUSTRIALS		893,867
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 3.1%
Cisco Systems, Inc. (a)	4,164,900	96,084
Juniper Networks, Inc. (a)	913,000	25,363
Motorola, Inc. (a)	700,000	5,243
QUALCOMM, Inc.	1,265,000	48,171
		174,861
Computers & Peripherals - 6.3%
Apple, Inc. (a)	853,800	219,630
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	235,000	$ 4,651
Hewlett-Packard Co.	2,929,700	134,883
		359,164
Electronic Equipment & Components - 0.4%
Agilent Technologies, Inc. (a)	513,000	14,328
Corning, Inc.	631,900	11,450
		25,778
Internet Software & Services - 2.7%
eBay, Inc. (a)	2,350,000	49,139
Google, Inc. Class A (a)	189,000	91,637
Move, Inc. (a)	1,846,025	4,172
Rackspace Hosting, Inc. (a)	415,000	7,761
Tencent Holdings Ltd.	3,000	58
		152,767
IT Services - 1.9%
Cognizant Technology Solutions Corp. Class A (a)	345,000	18,823
International Business Machines Corp.	220,000	28,248
MasterCard, Inc. Class A	185,000	38,857
Visa, Inc. Class A	334,400	24,528
		110,456
Semiconductors & Semiconductor Equipment - 2.7%
Altera Corp.	141,800	3,931
Applied Materials, Inc.	1,061,100	12,521
ASML Holding NV	2,010,000	64,702
Intel Corp.	763,500	15,728
Lam Research Corp. (a)	457,200	19,289
Marvell Technology Group Ltd. (a)	746,300	11,135
MEMC Electronic Materials, Inc. (a)	1,370,000	13,097
Micron Technology, Inc. (a)	1,305,900	9,507
Xilinx, Inc.	135,000	3,769
		153,679
Software - 3.7%
BMC Software, Inc. (a)	537,400	19,121
Citrix Systems, Inc. (a)	245,000	13,480
Informatica Corp. (a)	300,000	9,039
Longtop Financial Technologies Ltd. ADR (a)	37,600	1,253
Microsoft Corp.	3,755,100	96,919
Novell, Inc. (a)	950,000	5,738
Nuance Communications, Inc. (a)	410,000	6,769
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp.	1,847,200	$ 43,668
Red Hat, Inc. (a)	240,000	7,716
VMware, Inc. Class A (a)	100,000	7,753
		211,456
TOTAL INFORMATION TECHNOLOGY		1,188,161
MATERIALS - 4.0%
Chemicals - 2.8%
Albemarle Corp.	575,000	25,082
CF Industries Holdings, Inc.	110,000	8,931
Dow Chemical Co.	1,300,000	35,529
Ecolab, Inc.	525,000	25,678
FMC Corp.	435,000	27,183
Praxair, Inc.	338,800	29,415
The Mosaic Co.	200,000	9,530
		161,348
Metals & Mining - 1.2%
AngloGold Ashanti Ltd. sponsored ADR	617,700	25,029
Barrick Gold Corp.	570,000	23,433
Carpenter Technology Corp.	485,000	16,951
Freeport-McMoRan Copper & Gold, Inc.	1,000	72
		65,485
TOTAL MATERIALS		226,833
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc.	650,000	18,889
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	415,000	19,190
Sprint Nextel Corp. (a)	4,175,000	19,080
		38,270
TOTAL TELECOMMUNICATION SERVICES		57,159
UTILITIES - 0.4%
Electric Utilities - 0.3%
FirstEnergy Corp.	475,000	17,908
Common Stocks - continued
	Shares	Value (000s)
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.1%
Constellation Energy Group, Inc.	150,000	$ 4,740
TOTAL UTILITIES		22,648
TOTAL COMMON STOCKS (Cost $5,180,327)		5,688,650
Money Market Funds - 0.5%

Fidelity Cash Central Fund, 0.24% (b)	20,170,266	20,170
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	9,729,000	9,729
TOTAL MONEY MARKET FUNDS (Cost $29,899)		29,899
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $2,387)	$ 2,387	2,387
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $5,212,613)		5,720,936
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(11,520)
NET ASSETS - 100%		$ 5,709,416
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,604,000 or 0.5% of net assets.

# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (Amounts in thousands)
$2,387,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 954
Banc of America Securities LLC	361
Barclays Capital, Inc.	1,072
$ 2,387
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 83
Fidelity Securities Lending Cash Central Fund	143
Total	$ 226
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 601,447	$ 601,447	$ -	$ -
Consumer Staples	457,584	457,584	-	-
Energy	631,480	631,480	-	-
Financials	1,088,819	1,085,578	-	3,241
Health Care	520,652	520,652	-	-
Industrials	893,867	893,867	-	-
Information Technology	1,188,161	1,188,161	-	-
Materials	226,833	226,833	-	-
Telecommunication Services	57,159	57,159	-	-
Utilities	22,648	22,648	-	-
Money Market Funds	29,899	29,899	-	-
Cash Equivalents	2,387	-	2,387	-
Total Investments in Securities:	$ 5,720,936	$ 5,715,308	$ 2,387	$ 3,241
Other Information - continued
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(83)
Cost of Purchases	3,324
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,241
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (83)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $6,214,141,000 of which $3,048,336,000 and $3,165,805,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $8,961 and repurchase agreements of $2,387) - See accompanying schedule: Unaffiliated issuers (cost $5,182,714)	$ 5,691,037
Fidelity Central Funds (cost $29,899)	29,899
Total Investments (cost $5,212,613)		$ 5,720,936
Receivable for investments sold		76,652
Receivable for fund shares sold		2,329
Dividends receivable		2,922
Distributions receivable from Fidelity Central Funds		3
Other receivables		1,033
Total assets		5,803,875

Liabilities
Payable for investments purchased	$ 74,597
Payable for fund shares redeemed	6,081
Accrued management fee	2,159
Other affiliated payables	1,299
Other payables and accrued expenses	594
Collateral on securities loaned, at value	9,729
Total liabilities		94,459

Net Assets		$ 5,709,416
Net Assets consist of:
Paid in capital		$ 11,476,265
Undistributed net investment income		1,085
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(6,276,264)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		508,330
Net Assets		$ 5,709,416

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Growth & Income: Net Asset Value, offering price and redemption price per share ($5,417,395 ÷ 343,972 shares)	$ 15.75

Class K: Net Asset Value, offering price and redemption price per share ($292,021 ÷ 18,551 shares)	$ 15.74

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 86,682
Interest		1
Income from Fidelity Central Funds		226
Total income		86,909

Expenses
Management fee	$ 29,104
Transfer agent fees	16,070
Accounting and security lending fees	1,231
Custodian fees and expenses	122
Independent trustees' compensation	42
Registration fees	50
Audit	84
Legal	59
Interest	5
Miscellaneous	123
Total expenses before reductions	46,890
Expense reductions	(547)	46,343
Net investment income (loss)		40,566
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	535,178
Foreign currency transactions	(351)
Capital gain distributions from Fidelity Central Funds	4
Total net realized gain (loss)		534,831
Change in net unrealized appreciation (depreciation) on: Investment securities	81,647
Assets and liabilities in foreign currencies	15
Total change in net unrealized appreciation (depreciation)		81,662
Net gain (loss)		616,493
Net increase (decrease) in net assets resulting from operations		$ 657,059

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,566	$ 76,215
Net realized gain (loss)	534,831	(6,629,356)
Change in net unrealized appreciation (depreciation)	81,662	2,408,298
Net increase (decrease) in net assets resulting from operations	657,059	(4,144,843)
Distributions to shareholders from net investment income	(38,583)	(95,086)
Distributions to shareholders from net realized gain	(3,482)	(16,566)
Total distributions	(42,065)	(111,652)
Share transactions - net increase (decrease)	(1,247,688)	(1,953,179)
Total increase (decrease) in net assets	(632,694)	(6,209,674)

Net Assets
Beginning of period	6,342,110	12,551,784
End of period (including undistributed net investment income of $1,085 and distributions in excess of net investment income of $94, respectively)	$ 5,709,416	$ 6,342,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth & Income

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 21.88	$ 31.92	$ 34.16	$ 38.42
Income from Investment Operations
Net investment income (loss) B	.10	.15	.35	.27	.34
Net realized and unrealized gain (loss)	1.37	(7.43)	(6.25)	3.84	.18
Total from investment operations	1.47	(7.28)	(5.90)	4.11	.52
Distributions from net investment income	(.10)	(.19)	(.33)	(.27)	(.38)
Distributions from net realized gain	(.01)	(.03)	(3.81)	(6.08)	(4.40)
Total distributions	(.10) F	(.22)	(4.14)	(6.35)	(4.78)
Net asset value, end of period	$ 15.75	$ 14.38	$ 21.88	$ 31.92	$ 34.16
Total Return A	10.25%	(33.32)%	(20.91)%	14.28%	1.22%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.78%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.75%	.78%	.68%	.68%	.69%
Expenses net of all reductions	.74%	.78%	.67%	.67%	.65%
Net investment income (loss)	.63%	1.07%	1.29%	.84%	.94%
Supplemental Data
Net assets, end of period (in millions)	$ 5,417	$ 5,993	$ 12,552	$ 22,693	$ 28,861
Portfolio turnover rate D	98%	122%	52%	52%	120%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $.10 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.38	$ 21.88	$ 25.34
Income from Investment Operations
Net investment income (loss) D	.13	.16	.09
Net realized and unrealized gain (loss)	1.37	(7.40)	(3.45)
Total from investment operations	1.50	(7.24)	(3.36)
Distributions from net investment income	(.13)	(.23)	(.10)
Distributions from net realized gain	(.01)	(.03)	-
Total distributions	(.14) I	(.26)	(.10)
Net asset value, end of period	$ 15.74	$ 14.38	$ 21.88
Total Return B, C	10.41%	(33.12)%	(13.22)%
Ratios to Average Net Assets E, H
Expenses before reductions	.54%	.56%	.55% A
Expenses net of fee waivers, if any	.54%	.56%	.55% A
Expenses net of all reductions	.53%	.55%	.55% A
Net investment income (loss)	.84%	1.29%	1.73% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 292,021	$ 349,324	$ 87
Portfolio turnover rate F	98%	122%	52%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $.14 per share is comprised of distributions from net investment income of $.129 and distributions from net realized gain of $.008 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Growth & Income and Class K to eligible shareholders of Growth & Income. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, short term gain distributions from the Fidelity Central Funds, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 840,726
Gross unrealized depreciation	(394,526)
Net unrealized appreciation (depreciation)	$ 446,200

Tax Cost	$ 5,274,736

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,602
Capital loss carryforward	$ (6,214,141)
Net unrealized appreciation (depreciation)	$ 446,193

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 42,065	$ 95,086
Long-term Capital Gains	-	16,566
Total	$ 42,065	$ 111,652

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $6,089,032 and $7,246,765, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .46% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Growth & Income	$ 15,910.26
Class K	160.06
	$ 16,070

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $110 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 13,789.41%		$ 5

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $26 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $143.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $547 for the period.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Growth & Income	$ 36,263	$ 92,019
Class K	2,320	3,067
Total	$ 38,583	$ 95,086
From net realized gain
Growth & Income	$ 3,285	$ 16,537
Class K	197	29
Total	$ 3,482	$ 16,566

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Growth & Income
Shares sold	18,939	34,825	$ 300,805	$ 492,141
Conversion to Class K	(593)	(26,363)	(8,751)	(389,259)
Reinvestment of distributions	2,436	6,899	38,201	105,157
Shares redeemed	(93,499)	(172,362)	(1,487,904)	(2,530,518)
Net increase (decrease)	(72,717)	(157,001)	$ (1,157,649)	$ (2,322,479)
Class K
Shares sold	8,408	3,336	$ 133,367	$ 44,336
Conversion from Growth & Income	593	26,372	8,751	389,259
Reinvestment of distributions	161	232	2,517	3,096
Shares redeemed	(14,911)	(5,644)	(234,674)	(67,387)
Net increase (decrease)	(5,749)	24,296	$ (90,039)	$ 369,304

A Conversion transactions for Class K and Growth & Income are presented for the period August 1, 2009 through August 31, 2009.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Growth & Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth & Income Portfolio (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth & Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
September 13, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 100% during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth & Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth & Income Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the fourth quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board noted that this fund had underperformed in the previous year and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Growth & Income Portfolio

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

GAI-K-UANN-0910
1.863229.101

Fidelity®

International Real Estate

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity International Real Estate Fund	5.29%	-0.86%	2.61%

A From September 8, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity International Real Estate Fund, a class of the fund, on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: During the year ending July 31, 2010, investors in international real estate securities moved from having an appetite for risk to severe distaste for it. Following investors' exuberance after the global financial crisis, they became less willing to own international real estate securities, based on the sovereign debt crisis in Europe, the slowdown in U.S. employment and China's policies to restrain economic growth. Risk-averse investors strongly favored companies that displayed defensive qualities such as strong balance sheets and rental covenants. As a result, since April, stocks perceived to have less risk did much better than their more "offensive" counterparts. As of the end of July, offensive companies were trading at significant valuation discounts. In this environment, the FTSE EPRA/NAREIT Developed ex North America Index - a measure of international property stocks - returned 8.08%. The U.S. real estate stock market did much better, with the Dow Jones U.S. Select Real Estate Securities IndexSM increasing 55.21%. Meanwhile, the MSCI® EAFE® (Europe, Australasia, Far East Index), a proxy for the broad international stock market, rose 6.36% for the past 12 months.

Comments from Guillermo de las Casas, who became Portfolio Manager of Fidelity® International Real Estate Fund on April 1, 2010: For the year, the fund's Retail Class shares returned 5.29%, trailing the FTSE EPRA/NAREIT index. Compared with this index during the past 12 months - the last four of which I was managing the fund - an underweighting and disappointing security selection in offices was a significant negative. Stock picking in Japan and Australia were detractors, as was a modest underweighting in Europe. In contrast, the fund benefited from its overweighting in Norway and good stock selection in Brazil - which is not in the index - especially later in the period. Positive security selection among residential property developers more than offset the negative impact of being substantially overweighed in the group. Currency fluctuations modestly boosted performance. The biggest individual detractors were Chinese property company China Overseas Land & Investment; NTT Urban Development, a Japanese office property company that hurt the fund due to untimely ownership; Nomura Real Estate Holdings, a commercial and residential property developer; and Australian property company GPT Group. In contrast, U.K.-based UNITE Group, a manager and developer of student housing, did well, as did property developers Hongkong Land Holdings and Mitsubishi Estate, based in Hong Kong and Japan, respectively. Some of the stocks I've mentioned were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.41%
Actual		$ 1,000.00	$ 1,038.00	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class T	1.67%
Actual		$ 1,000.00	$ 1,037.00	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,016.51	$ 8.35
Class B	2.16%
Actual		$ 1,000.00	$ 1,033.50	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
Class C	2.16%
Actual		$ 1,000.00	$ 1,033.60	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
International Real Estate	1.16%
Actual		$ 1,000.00	$ 1,039.00	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,039.10	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	8.6	7.9
Westfield Group unit	7.4	7.9
Unibail-Rodamco	6.6	6.5
Mitsui Fudosan Co. Ltd.	5.3	4.6
Wharf Holdings Ltd.	4.4	2.2
Sumitomo Realty & Development Co. Ltd.	3.3	2.9
CapitaLand Ltd.	3.2	1.6
Hang Lung Properties Ltd.	2.8	3.0
British Land Co. PLC	2.6	3.4
Kerry Properties Ltd.	2.5	0.0
	46.7
Top Five Countries as of July 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	23.6	26.4
Japan	17.7	17.7
Australia	14.1	16.1
Singapore	10.5	5.5
United Kingdom	9.2	9.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	20.9	27.3
REITs - Office Buildings	6.0	10.4
REITs - Shopping Centers	4.2	4.6
REITs - Industrial Buildings	3.2	5.6
REITs - Malls	0.4	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Investment Companies 99.5%		Stocks and Investment Companies 95.9%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	99.5%	** Foreign investments	95.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Australia - 14.1%
Charter Hall Group unit	6,124,957	$ 3,325,300
DEXUS Property Group unit	6,940,140	5,118,025
FKP Property Group unit	3,701,859	2,344,739
Goodman Group unit	9,610,282	5,347,956
Macquarie CountryWide Trust	6,121,441	2,935,663
Stockland Corp. Ltd. unit	954,596	3,273,674
Westfield Group unit	2,242,258	24,772,956
TOTAL AUSTRALIA		47,118,313
Bailiwick of Jersey - 1.0%
Atrium European Real Estate Ltd.	416,196	2,142,674
LXB Retail Properties PLC	821,700	1,166,323
TOTAL BAILIWICK OF JERSEY		3,308,997
Brazil - 1.0%
BR Properties SA	43,600	345,874
Cyrela Brazil Realty SA	103,400	1,448,247
Iguatemi Empresa de Shopping Centers SA	79,500	1,580,506
TOTAL BRAZIL		3,374,627
Cayman Islands - 4.1%
Agile Property Holdings Ltd.	4,135,000	5,387,345
Central China Real Estate Ltd.	3,803,000	979,208
IFM Investments Ltd. ADR (a)	23,300	131,645
KWG Property Holding Ltd.	7,210,500	5,337,673
SOHO China Ltd.	2,668,500	1,645,589
TOTAL CAYMAN ISLANDS		13,481,460
China - 2.1%
China Resources Land Ltd.	3,297,000	6,995,116
Finland - 0.8%
Citycon Oyj	823,403	2,822,469
France - 7.2%
Societe de la Tour Eiffel	31,000	2,103,020
Unibail-Rodamco	111,077	21,918,512
TOTAL FRANCE		24,021,532
Germany - 1.0%
alstria office REIT-AG	129,465	1,498,395
DIC Asset AG	148,900	1,214,871
IVG Immobilien AG (a)	102,600	712,346
TOTAL GERMANY		3,425,612
Common Stocks - continued
	Shares	Value
Greece - 0.1%
Babis Vovos International Technical SA (a)	104,074	$ 389,301
Hong Kong - 23.6%
Hang Lung Properties Ltd.	2,241,000	9,347,718
Henderson Land Development Co. Ltd.	884,000	5,502,594
Hongkong Land Holdings Ltd.	994,000	5,327,840
Kerry Properties Ltd.	1,669,500	8,414,667
New World Development Co. Ltd.	3,678,000	6,572,339
Sun Hung Kai Properties Ltd.	1,942,000	28,526,838
Wharf Holdings Ltd.	2,693,000	14,734,792
TOTAL HONG KONG		78,426,788
Italy - 1.9%
Beni Stabili SpA (d)	4,602,900	3,806,486
Immobiliare Grande Distribuzione SpA	1,605,876	2,427,901
TOTAL ITALY		6,234,387
Japan - 17.7%
Aeon Mall Co. Ltd.	100,800	2,209,027
Goldcrest Co. Ltd.	197,070	4,026,909
Japan Retail Fund Investment Corp.	2,976	3,832,558
Kenedix Realty Investment Corp.	1,394	4,577,578
Kenedix, Inc. (a)(d)	18,256	3,058,685
Mitsui Fudosan Co. Ltd.	1,199,000	17,757,825
Nomura Real Estate Holdings, Inc.	284,100	3,497,627
NTT Urban Development Co.	2,822	2,288,946
ORIX JREIT, Inc.	506	2,479,502
Park24 Co. Ltd.	142,800	1,531,682
Sumitomo Realty & Development Co. Ltd.	617,000	11,108,499
Toc Co. Ltd.	248,300	916,491
Tokyo Tatemono Co. Ltd.	494,000	1,611,895
TOTAL JAPAN		58,897,224
Netherlands - 1.5%
Corio NV	86,911	5,099,661
Poland - 0.5%
Globe Trade Centre SA (a)	225,400	1,767,584
Russia - 0.6%
LSR Group OJSC GDR (Reg. S) (a)	229,100	2,084,810
Singapore - 10.5%
Allgreen Properties Ltd.	3,563,000	3,065,453
Ascendas Real Estate Investment Trust (A-REIT)	1,121,000	1,747,570
CapitaLand Ltd.	3,616,900	10,532,336
Common Stocks - continued
	Shares	Value
Singapore - continued
City Developments Ltd.	889,000	$ 7,910,067
Parkway Life REIT	640,000	701,228
Wing Tai Holdings Ltd.	5,369,000	7,106,552
Yanlord Land Group Ltd.	2,785,000	3,809,177
TOTAL SINGAPORE		34,872,383
Spain - 0.2%
Realia Business SA (a)	349,294	662,392
Sweden - 2.4%
Castellum AB	406,200	4,209,443
Klovern AB (d)	395,600	1,463,358
Wihlborgs Fastigheter AB	104,800	2,352,120
TOTAL SWEDEN		8,024,921
United Kingdom - 9.2%
Big Yellow Group PLC	796,200	3,871,156
British Land Co. PLC	1,194,723	8,653,225
Capital & Counties Properties PLC (a)	786,300	1,356,556
Derwent London PLC	115,200	2,422,915
Great Portland Estates PLC	705,054	3,331,796
Hammerson PLC	735,499	4,480,414
Land Securities Group PLC	138,373	1,329,273
Metric Property Investments PLC (a)	777,300	1,249,595
Quintain Estates & Development PLC (a)	737,200	453,818
Songbird Estates PLC Class B (a)	17,975	42,288
St. Modwen Properties PLC	1,251,100	3,410,347
TOTAL UNITED KINGDOM		30,601,383
TOTAL COMMON STOCKS (Cost $362,739,810)		331,608,960
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	3,490,245	$ 3,490,245
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,444,564	1,444,564
TOTAL MONEY MARKET FUNDS (Cost $4,934,809)		4,934,809
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $367,674,619)		336,543,769
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(3,496,038)
NET ASSETS - 100%		$ 333,047,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,216
Fidelity Securities Lending Cash Central Fund	109,121
Total	$ 122,337
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $296,042,629 of which $159,443,097 and $136,599,532 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $17,770,782 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,365,388) - See accompanying schedule: Unaffiliated issuers (cost $362,739,810)	$ 331,608,960
Fidelity Central Funds (cost $4,934,809)	4,934,809
Total Investments (cost $367,674,619)		$ 336,543,769
Cash		413,491
Foreign currency held at value (cost $51,029)		51,029
Receivable for investments sold		3,340,186
Receivable for fund shares sold		247,448
Dividends receivable		1,238,333
Distributions receivable from Fidelity Central Funds		7,202
Other receivables		90,653
Total assets		341,932,111

Liabilities
Payable for investments purchased	$ 6,691,428
Payable for fund shares redeemed	344,790
Accrued management fee	190,477
Distribution fees payable	5,552
Other affiliated payables	91,610
Other payables and accrued expenses	115,959
Collateral on securities loaned, at value	1,444,564
Total liabilities		8,884,380

Net Assets		$ 333,047,731
Net Assets consist of:
Paid in capital		$ 673,949,184
Undistributed net investment income		4,719,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(314,475,883)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,145,312)
Net Assets		$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,249,830 ÷ 857,301 shares)	$ 8.46

Maximum offering price per share (100/94.25 of $8.46)	$ 8.98
Class T: Net Asset Value and redemption price per share ($2,509,693 ÷ 298,568 shares)	$ 8.41

Maximum offering price per share (100/96.50 of $8.41)	$ 8.72
Class B: Net Asset Value and offering price per share ($629,375 ÷ 75,682 shares)A	$ 8.32

Class C: Net Asset Value and offering price per share ($3,201,487 ÷ 385,566 shares)A	$ 8.30

International Real Estate: Net Asset Value, offering price and redemption price per share ($318,032,094 ÷ 37,293,275 shares)	$ 8.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,425,252 ÷ 167,467 shares)	$ 8.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 12,489,573
Interest		54
Income from Fidelity Central Funds		122,337
Income before foreign taxes withheld		12,611,964
Less foreign taxes withheld		(557,267)
Total income		12,054,697

Expenses
Management fee	$ 2,510,053
Transfer agent fees	1,144,482
Distribution fees	65,699
Accounting and security lending fees	184,993
Custodian fees and expenses	192,213
Independent trustees' compensation	2,059
Registration fees	82,990
Audit	71,231
Legal	1,306
Miscellaneous	6,202
Total expenses before reductions	4,261,228
Expense reductions	(162,042)	4,099,186
Net investment income (loss)		7,955,511
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $36,571)	376,370
Foreign currency transactions	(28,299)
Total net realized gain (loss)		348,071
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,863)	9,586,175
Assets and liabilities in foreign currencies	(21,167)
Total change in net unrealized appreciation (depreciation)		9,565,008
Net gain (loss)		9,913,079
Net increase (decrease) in net assets resulting from operations		$ 17,868,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,955,511	$ 9,003,508
Net realized gain (loss)	348,071	(205,492,245)
Change in net unrealized appreciation (depreciation)	9,565,008	43,065,853
Net increase (decrease) in net assets resulting from operations	17,868,590	(153,422,884)
Distributions to shareholders from net investment income	(3,235,770)	-
Distributions to shareholders from net realized gain	(5,017,915)	-
Total distributions	(8,253,685)	-
Share transactions - net increase (decrease)	(26,300,777)	(95,264,955)
Redemption fees	80,485	117,919
Total increase (decrease) in net assets	(16,605,387)	(248,569,920)

Net Assets
Beginning of period	349,653,118	598,223,038
End of period (including undistributed net investment income of $4,719,742 and $0, respectively)	$ 333,047,731	$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.18	.20	.11
Net realized and unrealized gain (loss)	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.07)	-	(.31)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.15	.17	.17	.10
Net realized and unrealized gain (loss)	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.06)	-	(.28)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.23)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.24)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Income from Investment Operations
Net investment income (loss) B	.19	.20	.25	.31	.30
Net realized and unrealized gain (loss)	.25	(2.59)	(3.50)	2.35	2.93
Total from investment operations	.44	(2.39)	(3.25)	2.66	3.23
Distributions from net investment income	(.08)	-	(.31)	(.22)	(.24)
Distributions from net realized gain	(.12)	-	(1.50)	(1.42)	(.40)
Total distributions	(.20)	-	(1.81)	(1.64)	(.64)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.01
Net asset value, end of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Total Return A	5.29%	(22.38)%	(22.97)%	19.01%	27.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.19%	1.11%	1.07%	1.12%
Expenses net of fee waivers, if any	1.19%	1.19%	1.10%	1.06%	1.12%
Expenses net of all reductions	1.14%	1.16%	1.07%	.96%	.91%
Net investment income (loss)	2.27%	2.81%	1.86%	1.86%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854
Portfolio turnover rate D	95%	55%	63%	144%	234%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.19	.20	.24	.12
Net realized and unrealized gain (loss)	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.08)	-	(.33)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

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3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,966,603
Gross unrealized depreciation	(53,722,570)
Net unrealized appreciation (depreciation)	$ (37,755,967)

Tax Cost	$ 374,299,736

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,682,386
Capital loss carryforward	$ (296,042,629)
Net unrealized appreciation (depreciation)	$ (37,770,429)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 8,253,685	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $325,000,207 and $341,062,548, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 18,350	$ 84
Class T	.25%	.25%	12,516	-
Class B	.75%	.25%	6,499	4,878
Class C	.75%	.25%	28,334	5,047
			$ 65,699	$ 10,009

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A (1.00% to .50% prior to July 12, 2010) shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,334
Class T	1,005
Class B*	1,954
Class C*	226
$ 8,519

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

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5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,744.32
Class T	8,383.34
Class B	2,112.32
Class C	9,107.32
International Real Estate	1,096,002.32
Institutional Class	5,134.32
	$ 1,144,482

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,415 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

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Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $109,121.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $161,983 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 58,598	$ -
Class T	19,755	-
Class B	3,225	-
Class C	14,423	-
International Real Estate	3,124,751	-
Institutional Class	15,018	-
Total	$ 3,235,770	$ -
From net realized gain
Class A	$ 101,910	$ -
Class T	37,040	-
Class B	9,214	-
Class C	39,337	-
International Real Estate	4,807,309	-
Institutional Class	23,105	-
Total	$ 5,017,915	$ -

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10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	365,681	276,074	$ 3,120,303	$ 2,073,370
Reinvestment of distributions	15,947	-	134,591	-
Shares redeemed	(343,205)	(395,339)	(2,901,988)	(2,671,924)
Net increase (decrease)	38,423	(119,265)	$ 352,906	$ (598,554)
Class T
Shares sold	132,643	127,919	$ 1,140,128	$ 986,052
Reinvestment of distributions	6,259	-	52,641	-
Shares redeemed	(93,841)	(586,866)	(767,585)	(4,132,628)
Net increase (decrease)	45,061	(458,947)	$ 425,184	$ (3,146,576)
Class B
Shares sold	20,099	23,179	$ 169,130	$ 177,395
Reinvestment of distributions	1,355	-	11,297	-
Shares redeemed	(20,259)	(36,555)	(169,049)	(251,823)
Net increase (decrease)	1,195	(13,376)	$ 11,378	$ (74,428)
Class C
Shares sold	164,953	103,043	$ 1,381,947	$ 772,724
Reinvestment of distributions	5,842	-	48,663	-
Shares redeemed	(92,347)	(124,838)	(761,918)	(872,457)
Net increase (decrease)	78,448	(21,795)	$ 668,692	$ (99,733)
International Real Estate
Shares sold	9,224,310	11,251,723	$ 79,406,931	$ 83,151,001
Reinvestment of distributions	875,447	-	7,441,303	-
Shares redeemed	(13,336,716)	(24,377,998)	(114,385,841)	(173,652,133)
Net increase (decrease)	(3,236,959)	(13,126,275)	$ (27,537,607)	$ (90,501,132)
Institutional Class
Shares sold	40,774	83,584	$ 351,025	$ 621,361
Reinvestment of distributions	4,247	-	36,016	-
Shares redeemed	(70,819)	(198,948)	(608,371)	(1,465,893)
Net increase (decrease)	(25,798)	(115,364)	$ (221,330)	$ (844,532)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2010

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

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Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity International Real Estate Fund voted to pay on September 9, 2010, to shareholders of record at the opening of business on September 8, 2010, a distribution of $.158 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.124 per share from net investment income.

International Real Estate designates 9% of the dividends distributed in December 2009 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/21/09	$.078	$.0049

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and the retail class ranked below its competitive median for 2009 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

IRE-UANN-0910
1.801327.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Real Estate

Fund - Class A, Class T,
Class B, and Class C

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® International
Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Real Estate Fund - Class A, T, B, and C

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of Fund A
Class A (incl. 5.75% sales charge) B	-1.07%	-2.19%	1.44%
Class T (incl. 3.50% sales charge) C	1.01%	-1.90%	1.69%
Class B (incl. contingent deferred sales charge) D	-0.80%	-1.82%	1.89%
Class C (incl. contingent deferred sales charge)E	3.10%	-1.55%	2.00%

A From September 8, 2004.

B Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

C Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower.

D Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 5%, 2%, and 1%, respectively.

E Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to April 4, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Class A on September 8, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Class A took place on April 4, 2007. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: During the year ending July 31, 2010, investors in international real estate securities moved from having an appetite for risk to severe distaste for it. Following investors' exuberance after the global financial crisis, they became less willing to own international real estate securities, based on the sovereign debt crisis in Europe, the slowdown in U.S. employment and China's policies to restrain economic growth. Risk-averse investors strongly favored companies that displayed defensive qualities such as strong balance sheets and rental covenants. As a result, since April, stocks perceived to have less risk did much better than their more "offensive" counterparts. As of the end of July, offensive companies were trading at significant valuation discounts. In this environment, the FTSE EPRA/NAREIT Developed ex North America Index - a measure of international property stocks - returned 8.08%. The U.S. real estate stock market did much better, with the Dow Jones U.S. Select Real Estate Securities IndexSM increasing 55.21%. Meanwhile, the MSCI® EAFE® (Europe, Australasia, Far East Index), a proxy for the broad international stock market, rose 6.36% for the past 12 months.

Comments from Guillermo de las Casas, who became Portfolio Manager of Fidelity Advisor International Real Estate Fund on April 1, 2010: For the year, the fund's Class A, Class T, Class B and Class C shares returned 4.97%, 4.68%, 4.20% and 4.10%, respectively (excluding sales charges), trailing the FTSE EPRA/NAREIT index. Compared with this index during the past 12 months - the last four of which I was managing the fund - an underweighting and disappointing security selection in offices was negative. Stock picking in Japan and Australia were detractors, as was a modest underweighting in Europe. In contrast, the fund benefited from its overweighting in Norway and good stock selection in Brazil - which is not in the index - especially later in the period. Positive security selection among residential property developers more than offset the negative impact of being substantially overweighed in the group. Currency fluctuations modestly boosted performance. The biggest individual detractors were Chinese property company China Overseas Land & Investment; NTT Urban Development, a Japanese office property company that hurt the fund due to untimely ownership; Nomura Real Estate Holdings, a commercial and residential property developer; and Australian property company GPT Group. In contrast, U.K.-based UNITE Group, a manager and developer of student housing, did well, as did property developers Hongkong Land Holdings and Mitsubishi Estate, based in Hong Kong and Japan, respectively. Some of the stocks I've mentioned were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.41%
Actual		$ 1,000.00	$ 1,038.00	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class T	1.67%
Actual		$ 1,000.00	$ 1,037.00	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,016.51	$ 8.35
Class B	2.16%
Actual		$ 1,000.00	$ 1,033.50	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
Class C	2.16%
Actual		$ 1,000.00	$ 1,033.60	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
International Real Estate	1.16%
Actual		$ 1,000.00	$ 1,039.00	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,039.10	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	8.6	7.9
Westfield Group unit	7.4	7.9
Unibail-Rodamco	6.6	6.5
Mitsui Fudosan Co. Ltd.	5.3	4.6
Wharf Holdings Ltd.	4.4	2.2
Sumitomo Realty & Development Co. Ltd.	3.3	2.9
CapitaLand Ltd.	3.2	1.6
Hang Lung Properties Ltd.	2.8	3.0
British Land Co. PLC	2.6	3.4
Kerry Properties Ltd.	2.5	0.0
	46.7
Top Five Countries as of July 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	23.6	26.4
Japan	17.7	17.7
Australia	14.1	16.1
Singapore	10.5	5.5
United Kingdom	9.2	9.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	20.9	27.3
REITs - Office Buildings	6.0	10.4
REITs - Shopping Centers	4.2	4.6
REITs - Industrial Buildings	3.2	5.6
REITs - Malls	0.4	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Investment Companies 99.5%		Stocks and Investment Companies 95.9%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	99.5%	** Foreign investments	95.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Australia - 14.1%
Charter Hall Group unit	6,124,957	$ 3,325,300
DEXUS Property Group unit	6,940,140	5,118,025
FKP Property Group unit	3,701,859	2,344,739
Goodman Group unit	9,610,282	5,347,956
Macquarie CountryWide Trust	6,121,441	2,935,663
Stockland Corp. Ltd. unit	954,596	3,273,674
Westfield Group unit	2,242,258	24,772,956
TOTAL AUSTRALIA		47,118,313
Bailiwick of Jersey - 1.0%
Atrium European Real Estate Ltd.	416,196	2,142,674
LXB Retail Properties PLC	821,700	1,166,323
TOTAL BAILIWICK OF JERSEY		3,308,997
Brazil - 1.0%
BR Properties SA	43,600	345,874
Cyrela Brazil Realty SA	103,400	1,448,247
Iguatemi Empresa de Shopping Centers SA	79,500	1,580,506
TOTAL BRAZIL		3,374,627
Cayman Islands - 4.1%
Agile Property Holdings Ltd.	4,135,000	5,387,345
Central China Real Estate Ltd.	3,803,000	979,208
IFM Investments Ltd. ADR (a)	23,300	131,645
KWG Property Holding Ltd.	7,210,500	5,337,673
SOHO China Ltd.	2,668,500	1,645,589
TOTAL CAYMAN ISLANDS		13,481,460
China - 2.1%
China Resources Land Ltd.	3,297,000	6,995,116
Finland - 0.8%
Citycon Oyj	823,403	2,822,469
France - 7.2%
Societe de la Tour Eiffel	31,000	2,103,020
Unibail-Rodamco	111,077	21,918,512
TOTAL FRANCE		24,021,532
Germany - 1.0%
alstria office REIT-AG	129,465	1,498,395
DIC Asset AG	148,900	1,214,871
IVG Immobilien AG (a)	102,600	712,346
TOTAL GERMANY		3,425,612
Common Stocks - continued
	Shares	Value
Greece - 0.1%
Babis Vovos International Technical SA (a)	104,074	$ 389,301
Hong Kong - 23.6%
Hang Lung Properties Ltd.	2,241,000	9,347,718
Henderson Land Development Co. Ltd.	884,000	5,502,594
Hongkong Land Holdings Ltd.	994,000	5,327,840
Kerry Properties Ltd.	1,669,500	8,414,667
New World Development Co. Ltd.	3,678,000	6,572,339
Sun Hung Kai Properties Ltd.	1,942,000	28,526,838
Wharf Holdings Ltd.	2,693,000	14,734,792
TOTAL HONG KONG		78,426,788
Italy - 1.9%
Beni Stabili SpA (d)	4,602,900	3,806,486
Immobiliare Grande Distribuzione SpA	1,605,876	2,427,901
TOTAL ITALY		6,234,387
Japan - 17.7%
Aeon Mall Co. Ltd.	100,800	2,209,027
Goldcrest Co. Ltd.	197,070	4,026,909
Japan Retail Fund Investment Corp.	2,976	3,832,558
Kenedix Realty Investment Corp.	1,394	4,577,578
Kenedix, Inc. (a)(d)	18,256	3,058,685
Mitsui Fudosan Co. Ltd.	1,199,000	17,757,825
Nomura Real Estate Holdings, Inc.	284,100	3,497,627
NTT Urban Development Co.	2,822	2,288,946
ORIX JREIT, Inc.	506	2,479,502
Park24 Co. Ltd.	142,800	1,531,682
Sumitomo Realty & Development Co. Ltd.	617,000	11,108,499
Toc Co. Ltd.	248,300	916,491
Tokyo Tatemono Co. Ltd.	494,000	1,611,895
TOTAL JAPAN		58,897,224
Netherlands - 1.5%
Corio NV	86,911	5,099,661
Poland - 0.5%
Globe Trade Centre SA (a)	225,400	1,767,584
Russia - 0.6%
LSR Group OJSC GDR (Reg. S) (a)	229,100	2,084,810
Singapore - 10.5%
Allgreen Properties Ltd.	3,563,000	3,065,453
Ascendas Real Estate Investment Trust (A-REIT)	1,121,000	1,747,570
CapitaLand Ltd.	3,616,900	10,532,336
Common Stocks - continued
	Shares	Value
Singapore - continued
City Developments Ltd.	889,000	$ 7,910,067
Parkway Life REIT	640,000	701,228
Wing Tai Holdings Ltd.	5,369,000	7,106,552
Yanlord Land Group Ltd.	2,785,000	3,809,177
TOTAL SINGAPORE		34,872,383
Spain - 0.2%
Realia Business SA (a)	349,294	662,392
Sweden - 2.4%
Castellum AB	406,200	4,209,443
Klovern AB (d)	395,600	1,463,358
Wihlborgs Fastigheter AB	104,800	2,352,120
TOTAL SWEDEN		8,024,921
United Kingdom - 9.2%
Big Yellow Group PLC	796,200	3,871,156
British Land Co. PLC	1,194,723	8,653,225
Capital & Counties Properties PLC (a)	786,300	1,356,556
Derwent London PLC	115,200	2,422,915
Great Portland Estates PLC	705,054	3,331,796
Hammerson PLC	735,499	4,480,414
Land Securities Group PLC	138,373	1,329,273
Metric Property Investments PLC (a)	777,300	1,249,595
Quintain Estates & Development PLC (a)	737,200	453,818
Songbird Estates PLC Class B (a)	17,975	42,288
St. Modwen Properties PLC	1,251,100	3,410,347
TOTAL UNITED KINGDOM		30,601,383
TOTAL COMMON STOCKS (Cost $362,739,810)		331,608,960
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	3,490,245	$ 3,490,245
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,444,564	1,444,564
TOTAL MONEY MARKET FUNDS (Cost $4,934,809)		4,934,809
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $367,674,619)		336,543,769
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(3,496,038)
NET ASSETS - 100%		$ 333,047,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,216
Fidelity Securities Lending Cash Central Fund	109,121
Total	$ 122,337
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $296,042,629 of which $159,443,097 and $136,599,532 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $17,770,782 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,365,388) - See accompanying schedule: Unaffiliated issuers (cost $362,739,810)	$ 331,608,960
Fidelity Central Funds (cost $4,934,809)	4,934,809
Total Investments (cost $367,674,619)		$ 336,543,769
Cash		413,491
Foreign currency held at value (cost $51,029)		51,029
Receivable for investments sold		3,340,186
Receivable for fund shares sold		247,448
Dividends receivable		1,238,333
Distributions receivable from Fidelity Central Funds		7,202
Other receivables		90,653
Total assets		341,932,111

Liabilities
Payable for investments purchased	$ 6,691,428
Payable for fund shares redeemed	344,790
Accrued management fee	190,477
Distribution fees payable	5,552
Other affiliated payables	91,610
Other payables and accrued expenses	115,959
Collateral on securities loaned, at value	1,444,564
Total liabilities		8,884,380

Net Assets		$ 333,047,731
Net Assets consist of:
Paid in capital		$ 673,949,184
Undistributed net investment income		4,719,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(314,475,883)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,145,312)
Net Assets		$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,249,830 ÷ 857,301 shares)	$ 8.46

Maximum offering price per share (100/94.25 of $8.46)	$ 8.98
Class T: Net Asset Value and redemption price per share ($2,509,693 ÷ 298,568 shares)	$ 8.41

Maximum offering price per share (100/96.50 of $8.41)	$ 8.72
Class B: Net Asset Value and offering price per share ($629,375 ÷ 75,682 shares)A	$ 8.32

Class C: Net Asset Value and offering price per share ($3,201,487 ÷ 385,566 shares)A	$ 8.30

International Real Estate: Net Asset Value, offering price and redemption price per share ($318,032,094 ÷ 37,293,275 shares)	$ 8.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,425,252 ÷ 167,467 shares)	$ 8.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 12,489,573
Interest		54
Income from Fidelity Central Funds		122,337
Income before foreign taxes withheld		12,611,964
Less foreign taxes withheld		(557,267)
Total income		12,054,697

Expenses
Management fee	$ 2,510,053
Transfer agent fees	1,144,482
Distribution fees	65,699
Accounting and security lending fees	184,993
Custodian fees and expenses	192,213
Independent trustees' compensation	2,059
Registration fees	82,990
Audit	71,231
Legal	1,306
Miscellaneous	6,202
Total expenses before reductions	4,261,228
Expense reductions	(162,042)	4,099,186
Net investment income (loss)		7,955,511
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $36,571)	376,370
Foreign currency transactions	(28,299)
Total net realized gain (loss)		348,071
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,863)	9,586,175
Assets and liabilities in foreign currencies	(21,167)
Total change in net unrealized appreciation (depreciation)		9,565,008
Net gain (loss)		9,913,079
Net increase (decrease) in net assets resulting from operations		$ 17,868,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,955,511	$ 9,003,508
Net realized gain (loss)	348,071	(205,492,245)
Change in net unrealized appreciation (depreciation)	9,565,008	43,065,853
Net increase (decrease) in net assets resulting from operations	17,868,590	(153,422,884)
Distributions to shareholders from net investment income	(3,235,770)	-
Distributions to shareholders from net realized gain	(5,017,915)	-
Total distributions	(8,253,685)	-
Share transactions - net increase (decrease)	(26,300,777)	(95,264,955)
Redemption fees	80,485	117,919
Total increase (decrease) in net assets	(16,605,387)	(248,569,920)

Net Assets
Beginning of period	349,653,118	598,223,038
End of period (including undistributed net investment income of $4,719,742 and $0, respectively)	$ 333,047,731	$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.18	.20	.11
Net realized and unrealized gain (loss)	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.07)	-	(.31)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.15	.17	.17	.10
Net realized and unrealized gain (loss)	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.06)	-	(.28)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.23)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.24)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Income from Investment Operations
Net investment income (loss) B	.19	.20	.25	.31	.30
Net realized and unrealized gain (loss)	.25	(2.59)	(3.50)	2.35	2.93
Total from investment operations	.44	(2.39)	(3.25)	2.66	3.23
Distributions from net investment income	(.08)	-	(.31)	(.22)	(.24)
Distributions from net realized gain	(.12)	-	(1.50)	(1.42)	(.40)
Total distributions	(.20)	-	(1.81)	(1.64)	(.64)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.01
Net asset value, end of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Total Return A	5.29%	(22.38)%	(22.97)%	19.01%	27.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.19%	1.11%	1.07%	1.12%
Expenses net of fee waivers, if any	1.19%	1.19%	1.10%	1.06%	1.12%
Expenses net of all reductions	1.14%	1.16%	1.07%	.96%	.91%
Net investment income (loss)	2.27%	2.81%	1.86%	1.86%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854
Portfolio turnover rate D	95%	55%	63%	144%	234%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.19	.20	.24	.12
Net realized and unrealized gain (loss)	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.08)	-	(.33)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,966,603
Gross unrealized depreciation	(53,722,570)
Net unrealized appreciation (depreciation)	$ (37,755,967)

Tax Cost	$ 374,299,736

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,682,386
Capital loss carryforward	$ (296,042,629)
Net unrealized appreciation (depreciation)	$ (37,770,429)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 8,253,685	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $325,000,207 and $341,062,548, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 18,350	$ 84
Class T	.25%	.25%	12,516	-
Class B	.75%	.25%	6,499	4,878
Class C	.75%	.25%	28,334	5,047
			$ 65,699	$ 10,009

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A (1.00% to .50% prior to July 12, 2010) shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,334
Class T	1,005
Class B*	1,954
Class C*	226
$ 8,519

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,744.32
Class T	8,383.34
Class B	2,112.32
Class C	9,107.32
International Real Estate	1,096,002.32
Institutional Class	5,134.32
	$ 1,144,482

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,415 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $109,121.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $161,983 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 58,598	$ -
Class T	19,755	-
Class B	3,225	-
Class C	14,423	-
International Real Estate	3,124,751	-
Institutional Class	15,018	-
Total	$ 3,235,770	$ -
From net realized gain
Class A	$ 101,910	$ -
Class T	37,040	-
Class B	9,214	-
Class C	39,337	-
International Real Estate	4,807,309	-
Institutional Class	23,105	-
Total	$ 5,017,915	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	365,681	276,074	$ 3,120,303	$ 2,073,370
Reinvestment of distributions	15,947	-	134,591	-
Shares redeemed	(343,205)	(395,339)	(2,901,988)	(2,671,924)
Net increase (decrease)	38,423	(119,265)	$ 352,906	$ (598,554)
Class T
Shares sold	132,643	127,919	$ 1,140,128	$ 986,052
Reinvestment of distributions	6,259	-	52,641	-
Shares redeemed	(93,841)	(586,866)	(767,585)	(4,132,628)
Net increase (decrease)	45,061	(458,947)	$ 425,184	$ (3,146,576)
Class B
Shares sold	20,099	23,179	$ 169,130	$ 177,395
Reinvestment of distributions	1,355	-	11,297	-
Shares redeemed	(20,259)	(36,555)	(169,049)	(251,823)
Net increase (decrease)	1,195	(13,376)	$ 11,378	$ (74,428)
Class C
Shares sold	164,953	103,043	$ 1,381,947	$ 772,724
Reinvestment of distributions	5,842	-	48,663	-
Shares redeemed	(92,347)	(124,838)	(761,918)	(872,457)
Net increase (decrease)	78,448	(21,795)	$ 668,692	$ (99,733)
International Real Estate
Shares sold	9,224,310	11,251,723	$ 79,406,931	$ 83,151,001
Reinvestment of distributions	875,447	-	7,441,303	-
Shares redeemed	(13,336,716)	(24,377,998)	(114,385,841)	(173,652,133)
Net increase (decrease)	(3,236,959)	(13,126,275)	$ (27,537,607)	$ (90,501,132)
Institutional Class
Shares sold	40,774	83,584	$ 351,025	$ 621,361
Reinvestment of distributions	4,247	-	36,016	-
Shares redeemed	(70,819)	(198,948)	(608,371)	(1,465,893)
Net increase (decrease)	(25,798)	(115,364)	$ (221,330)	$ (844,532)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/09/10	09/08/10	$.112	$.158
Class T	09/09/10	09/08/10	$.097	$.158
Class B	09/09/10	09/08/10	$.074	$.158
Class C	09/09/10	09/08/10	$.083	$.158

Class A designates 9%; Class B designates 11%; Class C designates 10%; and Class T designates 9%; of the dividends distributed in December 2009 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/21/09	$.074	$.0049
Class T	12/21/09	$.073	$.0049
Class B	12/21/09	$.064	$.0049
Class C	12/21/09	$.065	$.0049

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and the retail class ranked below its competitive median for 2009 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIRE-UANN-0910
1.843178.103

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

International Real Estate

Fund - Institutional Class

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Institutional Class is a
class of Fidelity®
International Real Estate Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class B	5.18%	-0.87%	2.60%

A From September 8, 2004.

B The initial offering of Institutional Class shares took place on April 4, 2007. Returns prior to April 4, 2007 are those of Fidelity International Real Estate Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Real Estate Fund - Institutional Class on September 8, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index (Europe, Australasia, Far East) performed over the same period. The initial offering of Institutional Class took place on April 4, 2007. See above for additional information regarding the performance of Institutional Class.

Fidelity Advisor InternationalReal Estate Fund - CL I
MSCI EAFE Index
21,000
17,500
15,000
12,500
10,000
9,000
8,000
$ 6,600
2005
2006
2007
2008
2009
2010
$13,265
$11,634

Annual Report

Management's Discussion of Fund Performance

Market Recap: During the year ending July 31, 2010, investors in international real estate securities moved from having an appetite for risk to severe distaste for it. Following investors' exuberance after the global financial crisis, they became less willing to own international real estate securities, based on the sovereign debt crisis in Europe, the slowdown in U.S. employment and China's policies to restrain economic growth. Risk-averse investors strongly favored companies that displayed defensive qualities such as strong balance sheets and rental covenants. As a result, since April, stocks perceived to have less risk did much better than their more "offensive" counterparts. As of the end of July, offensive companies were trading at significant valuation discounts. In this environment, the FTSE EPRA/NAREIT Developed ex North America Index - a measure of international property stocks - returned 8.08%. The U.S. real estate stock market did much better, with the Dow Jones U.S. Select Real Estate Securities IndexSM increasing 55.21%. Meanwhile, the MSCI® EAFE® (Europe, Australasia, Far East Index), a proxy for the broad international stock market, rose 6.36% for the past 12 months.

Comments from Guillermo de las Casas, who became Portfolio Manager of Fidelity Advisor International Real Estate Fund on April 1, 2010: For the year, the fund's Institutional Class shares returned 5.18%, trailing the FTSE EPRA/NAREIT index. Compared with this index during the past 12 months - the last four of which I was managing the fund - an underweighting and disappointing security selection in offices was negative. Stock picking in Japan and Australia were detractors, as was a modest underweighting in Europe. In contrast, the fund benefited from its overweighting in Norway and good stock selection in Brazil - which is not in the index - especially later in the period. Positive security selection among residential property developers more than offset the negative impact of being substantially overweighed in the group. Currency fluctuations modestly boosted performance. The biggest individual detractors were Chinese property company China Overseas Land & Investment; NTT Urban Development, a Japanese office property company that hurt the fund due to untimely ownership; Nomura Real Estate Holdings, a commercial and residential property developer; and Australian property company GPT Group. In contrast, U.K.-based UNITE Group, a manager and developer of student housing, did well, as did property developers Hongkong Land Holdings and Mitsubishi Estate, based in Hong Kong and Japan, respectively. Some of the stocks I've mentioned were not in the portfolio at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.41%
Actual		$ 1,000.00	$ 1,038.00	$ 7.12
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.05
Class T	1.67%
Actual		$ 1,000.00	$ 1,037.00	$ 8.43
HypotheticalA		$ 1,000.00	$ 1,016.51	$ 8.35
Class B	2.16%
Actual		$ 1,000.00	$ 1,033.50	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
Class C	2.16%
Actual		$ 1,000.00	$ 1,033.60	$ 10.89
HypotheticalA		$ 1,000.00	$ 1,014.08	$ 10.79
International Real Estate	1.16%
Actual		$ 1,000.00	$ 1,039.00	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,039.10	$ 5.86
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Sun Hung Kai Properties Ltd.	8.6	7.9
Westfield Group unit	7.4	7.9
Unibail-Rodamco	6.6	6.5
Mitsui Fudosan Co. Ltd.	5.3	4.6
Wharf Holdings Ltd.	4.4	2.2
Sumitomo Realty & Development Co. Ltd.	3.3	2.9
CapitaLand Ltd.	3.2	1.6
Hang Lung Properties Ltd.	2.8	3.0
British Land Co. PLC	2.6	3.4
Kerry Properties Ltd.	2.5	0.0
	46.7
Top Five Countries as of July 31, 2010
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Hong Kong	23.6	26.4
Japan	17.7	17.7
Australia	14.1	16.1
Singapore	10.5	5.5
United Kingdom	9.2	9.8
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Management/Investment	20.9	27.3
REITs - Office Buildings	6.0	10.4
REITs - Shopping Centers	4.2	4.6
REITs - Industrial Buildings	3.2	5.6
REITs - Malls	0.4	0.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Investment Companies 99.5%		Stocks and Investment Companies 95.9%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 4.1%
* Foreign investments	99.5%	** Foreign investments	95.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Australia - 14.1%
Charter Hall Group unit	6,124,957	$ 3,325,300
DEXUS Property Group unit	6,940,140	5,118,025
FKP Property Group unit	3,701,859	2,344,739
Goodman Group unit	9,610,282	5,347,956
Macquarie CountryWide Trust	6,121,441	2,935,663
Stockland Corp. Ltd. unit	954,596	3,273,674
Westfield Group unit	2,242,258	24,772,956
TOTAL AUSTRALIA		47,118,313
Bailiwick of Jersey - 1.0%
Atrium European Real Estate Ltd.	416,196	2,142,674
LXB Retail Properties PLC	821,700	1,166,323
TOTAL BAILIWICK OF JERSEY		3,308,997
Brazil - 1.0%
BR Properties SA	43,600	345,874
Cyrela Brazil Realty SA	103,400	1,448,247
Iguatemi Empresa de Shopping Centers SA	79,500	1,580,506
TOTAL BRAZIL		3,374,627
Cayman Islands - 4.1%
Agile Property Holdings Ltd.	4,135,000	5,387,345
Central China Real Estate Ltd.	3,803,000	979,208
IFM Investments Ltd. ADR (a)	23,300	131,645
KWG Property Holding Ltd.	7,210,500	5,337,673
SOHO China Ltd.	2,668,500	1,645,589
TOTAL CAYMAN ISLANDS		13,481,460
China - 2.1%
China Resources Land Ltd.	3,297,000	6,995,116
Finland - 0.8%
Citycon Oyj	823,403	2,822,469
France - 7.2%
Societe de la Tour Eiffel	31,000	2,103,020
Unibail-Rodamco	111,077	21,918,512
TOTAL FRANCE		24,021,532
Germany - 1.0%
alstria office REIT-AG	129,465	1,498,395
DIC Asset AG	148,900	1,214,871
IVG Immobilien AG (a)	102,600	712,346
TOTAL GERMANY		3,425,612
Common Stocks - continued
	Shares	Value
Greece - 0.1%
Babis Vovos International Technical SA (a)	104,074	$ 389,301
Hong Kong - 23.6%
Hang Lung Properties Ltd.	2,241,000	9,347,718
Henderson Land Development Co. Ltd.	884,000	5,502,594
Hongkong Land Holdings Ltd.	994,000	5,327,840
Kerry Properties Ltd.	1,669,500	8,414,667
New World Development Co. Ltd.	3,678,000	6,572,339
Sun Hung Kai Properties Ltd.	1,942,000	28,526,838
Wharf Holdings Ltd.	2,693,000	14,734,792
TOTAL HONG KONG		78,426,788
Italy - 1.9%
Beni Stabili SpA (d)	4,602,900	3,806,486
Immobiliare Grande Distribuzione SpA	1,605,876	2,427,901
TOTAL ITALY		6,234,387
Japan - 17.7%
Aeon Mall Co. Ltd.	100,800	2,209,027
Goldcrest Co. Ltd.	197,070	4,026,909
Japan Retail Fund Investment Corp.	2,976	3,832,558
Kenedix Realty Investment Corp.	1,394	4,577,578
Kenedix, Inc. (a)(d)	18,256	3,058,685
Mitsui Fudosan Co. Ltd.	1,199,000	17,757,825
Nomura Real Estate Holdings, Inc.	284,100	3,497,627
NTT Urban Development Co.	2,822	2,288,946
ORIX JREIT, Inc.	506	2,479,502
Park24 Co. Ltd.	142,800	1,531,682
Sumitomo Realty & Development Co. Ltd.	617,000	11,108,499
Toc Co. Ltd.	248,300	916,491
Tokyo Tatemono Co. Ltd.	494,000	1,611,895
TOTAL JAPAN		58,897,224
Netherlands - 1.5%
Corio NV	86,911	5,099,661
Poland - 0.5%
Globe Trade Centre SA (a)	225,400	1,767,584
Russia - 0.6%
LSR Group OJSC GDR (Reg. S) (a)	229,100	2,084,810
Singapore - 10.5%
Allgreen Properties Ltd.	3,563,000	3,065,453
Ascendas Real Estate Investment Trust (A-REIT)	1,121,000	1,747,570
CapitaLand Ltd.	3,616,900	10,532,336
Common Stocks - continued
	Shares	Value
Singapore - continued
City Developments Ltd.	889,000	$ 7,910,067
Parkway Life REIT	640,000	701,228
Wing Tai Holdings Ltd.	5,369,000	7,106,552
Yanlord Land Group Ltd.	2,785,000	3,809,177
TOTAL SINGAPORE		34,872,383
Spain - 0.2%
Realia Business SA (a)	349,294	662,392
Sweden - 2.4%
Castellum AB	406,200	4,209,443
Klovern AB (d)	395,600	1,463,358
Wihlborgs Fastigheter AB	104,800	2,352,120
TOTAL SWEDEN		8,024,921
United Kingdom - 9.2%
Big Yellow Group PLC	796,200	3,871,156
British Land Co. PLC	1,194,723	8,653,225
Capital & Counties Properties PLC (a)	786,300	1,356,556
Derwent London PLC	115,200	2,422,915
Great Portland Estates PLC	705,054	3,331,796
Hammerson PLC	735,499	4,480,414
Land Securities Group PLC	138,373	1,329,273
Metric Property Investments PLC (a)	777,300	1,249,595
Quintain Estates & Development PLC (a)	737,200	453,818
Songbird Estates PLC Class B (a)	17,975	42,288
St. Modwen Properties PLC	1,251,100	3,410,347
TOTAL UNITED KINGDOM		30,601,383
TOTAL COMMON STOCKS (Cost $362,739,810)		331,608,960
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	3,490,245	$ 3,490,245
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	1,444,564	1,444,564
TOTAL MONEY MARKET FUNDS (Cost $4,934,809)		4,934,809
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $367,674,619)		336,543,769
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(3,496,038)
NET ASSETS - 100%		$ 333,047,731
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 13,216
Fidelity Securities Lending Cash Central Fund	109,121
Total	$ 122,337
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $296,042,629 of which $159,443,097 and $136,599,532 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The Fund intends to elect to defer to its fiscal year ending July 31, 2011 approximately $17,770,782 of losses recognized during the period November 1, 2009 to July 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $1,365,388) - See accompanying schedule: Unaffiliated issuers (cost $362,739,810)	$ 331,608,960
Fidelity Central Funds (cost $4,934,809)	4,934,809
Total Investments (cost $367,674,619)		$ 336,543,769
Cash		413,491
Foreign currency held at value (cost $51,029)		51,029
Receivable for investments sold		3,340,186
Receivable for fund shares sold		247,448
Dividends receivable		1,238,333
Distributions receivable from Fidelity Central Funds		7,202
Other receivables		90,653
Total assets		341,932,111

Liabilities
Payable for investments purchased	$ 6,691,428
Payable for fund shares redeemed	344,790
Accrued management fee	190,477
Distribution fees payable	5,552
Other affiliated payables	91,610
Other payables and accrued expenses	115,959
Collateral on securities loaned, at value	1,444,564
Total liabilities		8,884,380

Net Assets		$ 333,047,731
Net Assets consist of:
Paid in capital		$ 673,949,184
Undistributed net investment income		4,719,742
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(314,475,883)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(31,145,312)
Net Assets		$ 333,047,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($7,249,830 ÷ 857,301 shares)	$ 8.46

Maximum offering price per share (100/94.25 of $8.46)	$ 8.98
Class T: Net Asset Value and redemption price per share ($2,509,693 ÷ 298,568 shares)	$ 8.41

Maximum offering price per share (100/96.50 of $8.41)	$ 8.72
Class B: Net Asset Value and offering price per share ($629,375 ÷ 75,682 shares)A	$ 8.32

Class C: Net Asset Value and offering price per share ($3,201,487 ÷ 385,566 shares)A	$ 8.30

International Real Estate: Net Asset Value, offering price and redemption price per share ($318,032,094 ÷ 37,293,275 shares)	$ 8.53

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,425,252 ÷ 167,467 shares)	$ 8.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 12,489,573
Interest		54
Income from Fidelity Central Funds		122,337
Income before foreign taxes withheld		12,611,964
Less foreign taxes withheld		(557,267)
Total income		12,054,697

Expenses
Management fee	$ 2,510,053
Transfer agent fees	1,144,482
Distribution fees	65,699
Accounting and security lending fees	184,993
Custodian fees and expenses	192,213
Independent trustees' compensation	2,059
Registration fees	82,990
Audit	71,231
Legal	1,306
Miscellaneous	6,202
Total expenses before reductions	4,261,228
Expense reductions	(162,042)	4,099,186
Net investment income (loss)		7,955,511
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $36,571)	376,370
Foreign currency transactions	(28,299)
Total net realized gain (loss)		348,071
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $15,863)	9,586,175
Assets and liabilities in foreign currencies	(21,167)
Total change in net unrealized appreciation (depreciation)		9,565,008
Net gain (loss)		9,913,079
Net increase (decrease) in net assets resulting from operations		$ 17,868,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,955,511	$ 9,003,508
Net realized gain (loss)	348,071	(205,492,245)
Change in net unrealized appreciation (depreciation)	9,565,008	43,065,853
Net increase (decrease) in net assets resulting from operations	17,868,590	(153,422,884)
Distributions to shareholders from net investment income	(3,235,770)	-
Distributions to shareholders from net realized gain	(5,017,915)	-
Total distributions	(8,253,685)	-
Share transactions - net increase (decrease)	(26,300,777)	(95,264,955)
Redemption fees	80,485	117,919
Total increase (decrease) in net assets	(16,605,387)	(248,569,920)

Net Assets
Beginning of period	349,653,118	598,223,038
End of period (including undistributed net investment income of $4,719,742 and $0, respectively)	$ 333,047,731	$ 349,653,118

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.24	$ 10.63	$ 15.71	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.17	.18	.20	.11
Net realized and unrealized gain (loss)	.24	(2.57)	(3.48)	(1.87)
Total from investment operations	.41	(2.39)	(3.28)	(1.76)
Distributions from net investment income	(.07)	-	(.31)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.19)	-	(1.81)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.46	$ 8.24	$ 10.63	$ 15.71
Total Return B, C, D	4.97%	(22.48)%	(23.20)%	(10.02)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.44%	1.45%	1.38%	1.37% A
Expenses net of fee waivers, if any	1.44%	1.45%	1.38%	1.37% A
Expenses net of all reductions	1.39%	1.42%	1.35%	1.26% A
Net investment income (loss)	2.02%	2.55%	1.58%	2.08% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,250	$ 6,745	$ 9,976	$ 5,087
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 10.62	$ 15.70	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.15	.17	.17	.10
Net realized and unrealized gain (loss)	.23	(2.58)	(3.48)	(1.87)
Total from investment operations	.38	(2.41)	(3.31)	(1.77)
Distributions from net investment income	(.06)	-	(.28)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.18)	-	(1.78)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.41	$ 8.21	$ 10.62	$ 15.70
Total Return B, C, D	4.68%	(22.69)%	(23.39)%	(10.08)%
Ratios to Average Net Assets F, I
Expenses before reductions	1.70%	1.71%	1.64%	1.61% A
Expenses net of fee waivers, if any	1.70%	1.71%	1.64%	1.61% A
Expenses net of all reductions	1.65%	1.68%	1.60%	1.51% A
Net investment income (loss)	1.75%	2.29%	1.32%	1.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,510	$ 2,080	$ 7,566	$ 2,398
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.14	$ 10.58	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.23	(2.57)	(3.48)	(1.87)
Total from investment operations	.34	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.23)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.73)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.32	$ 8.14	$ 10.58	$ 15.67
Total Return B, C, D	4.20%	(23.06)%	(23.80)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.19%	2.19%	2.14%	2.11% A
Expenses net of fee waivers, if any	2.19%	2.19%	2.14%	2.11% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.01% A
Net investment income (loss)	1.26%	1.81%	.82%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 629	$ 606	$ 930	$ 1,158
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 8.13	$ 10.57	$ 15.67	$ 17.46
Income from Investment Operations
Net investment income (loss) E	.11	.13	.11	.07
Net realized and unrealized gain (loss)	.22	(2.57)	(3.48)	(1.87)
Total from investment operations	.33	(2.44)	(3.37)	(1.80)
Distributions from net investment income	(.04)	-	(.24)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.16)	-	(1.74)	-
Redemption fees added to paid in capital E	- J	- J	.01	.01
Net asset value, end of period	$ 8.30	$ 8.13	$ 10.57	$ 15.67
Total Return B, C, D	4.10%	(23.08)%	(23.78)%	(10.25)%
Ratios to Average Net Assets F, I
Expenses before reductions	2.18%	2.19%	2.14%	2.10% A
Expenses net of fee waivers, if any	2.18%	2.19%	2.14%	2.10% A
Expenses net of all reductions	2.14%	2.17%	2.11%	2.00% A
Net investment income (loss)	1.27%	1.81%	.82%	1.35% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,201	$ 2,496	$ 3,477	$ 2,629
Portfolio turnover rate G	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - International Real Estate

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.29	$ 10.68	$ 15.73	$ 14.69	$ 12.09
Income from Investment Operations
Net investment income (loss) B	.19	.20	.25	.31	.30
Net realized and unrealized gain (loss)	.25	(2.59)	(3.50)	2.35	2.93
Total from investment operations	.44	(2.39)	(3.25)	2.66	3.23
Distributions from net investment income	(.08)	-	(.31)	(.22)	(.24)
Distributions from net realized gain	(.12)	-	(1.50)	(1.42)	(.40)
Total distributions	(.20)	-	(1.81)	(1.64)	(.64)
Redemption fees added to paid in capital B	- F	- F	.01	.02	.01
Net asset value, end of period	$ 8.53	$ 8.29	$ 10.68	$ 15.73	$ 14.69
Total Return A	5.29%	(22.38)%	(22.97)%	19.01%	27.85%
Ratios to Average Net Assets C, E
Expenses before reductions	1.19%	1.19%	1.11%	1.07%	1.12%
Expenses net of fee waivers, if any	1.19%	1.19%	1.10%	1.06%	1.12%
Expenses net of all reductions	1.14%	1.16%	1.07%	.96%	.91%
Net investment income (loss)	2.27%	2.81%	1.86%	1.86%	2.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 318,032	$ 336,126	$ 572,985	$ 1,032,138	$ 447,854
Portfolio turnover rate D	95%	55%	63%	144%	234%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 8.28	$ 10.66	$ 15.73	$ 17.46
Income from Investment Operations
Net investment income (loss) D	.19	.20	.24	.12
Net realized and unrealized gain (loss)	.24	(2.58)	(3.49)	(1.86)
Total from investment operations	.43	(2.38)	(3.25)	(1.74)
Distributions from net investment income	(.08)	-	(.33)	-
Distributions from net realized gain	(.12)	-	(1.50)	-
Total distributions	(.20)	-	(1.83)	-
Redemption fees added to paid in capital D	- I	- I	.01	.01
Net asset value, end of period	$ 8.51	$ 8.28	$ 10.66	$ 15.73
Total Return B, C	5.18%	(22.33)%	(22.98)%	(9.91)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.18%	1.19%	1.13%	1.08% A
Expenses net of fee waivers, if any	1.18%	1.19%	1.13%	1.08% A
Expenses net of all reductions	1.14%	1.17%	1.10%	.97% A
Net investment income (loss)	2.27%	2.81%	1.83%	2.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,425	$ 1,600	$ 3,289	$ 2,477
Portfolio turnover rate F	95%	55%	63%	144%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 4, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity International Real Estate Fund (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, International Real Estate, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 15,966,603
Gross unrealized depreciation	(53,722,570)
Net unrealized appreciation (depreciation)	$ (37,755,967)

Tax Cost	$ 374,299,736

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,682,386
Capital loss carryforward	$ (296,042,629)
Net unrealized appreciation (depreciation)	$ (37,770,429)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 8,253,685	$ -

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $325,000,207 and $341,062,548, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 18,350	$ 84
Class T	.25%	.25%	12,516	-
Class B	.75%	.25%	6,499	4,878
Class C	.75%	.25%	28,334	5,047
			$ 65,699	$ 10,009

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A (1.00% to .50% prior to July 12, 2010) shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5,334
Class T	1,005
Class B*	1,954
Class C*	226
$ 8,519

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 23,744.32
Class T	8,383.34
Class B	2,112.32
Class C	9,107.32
International Real Estate	1,096,002.32
Institutional Class	5,134.32
	$ 1,144,482

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $27 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,415 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $109,121.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $161,983 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $59.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 58,598	$ -
Class T	19,755	-
Class B	3,225	-
Class C	14,423	-
International Real Estate	3,124,751	-
Institutional Class	15,018	-
Total	$ 3,235,770	$ -
From net realized gain
Class A	$ 101,910	$ -
Class T	37,040	-
Class B	9,214	-
Class C	39,337	-
International Real Estate	4,807,309	-
Institutional Class	23,105	-
Total	$ 5,017,915	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009	2010	2009
Class A
Shares sold	365,681	276,074	$ 3,120,303	$ 2,073,370
Reinvestment of distributions	15,947	-	134,591	-
Shares redeemed	(343,205)	(395,339)	(2,901,988)	(2,671,924)
Net increase (decrease)	38,423	(119,265)	$ 352,906	$ (598,554)
Class T
Shares sold	132,643	127,919	$ 1,140,128	$ 986,052
Reinvestment of distributions	6,259	-	52,641	-
Shares redeemed	(93,841)	(586,866)	(767,585)	(4,132,628)
Net increase (decrease)	45,061	(458,947)	$ 425,184	$ (3,146,576)
Class B
Shares sold	20,099	23,179	$ 169,130	$ 177,395
Reinvestment of distributions	1,355	-	11,297	-
Shares redeemed	(20,259)	(36,555)	(169,049)	(251,823)
Net increase (decrease)	1,195	(13,376)	$ 11,378	$ (74,428)
Class C
Shares sold	164,953	103,043	$ 1,381,947	$ 772,724
Reinvestment of distributions	5,842	-	48,663	-
Shares redeemed	(92,347)	(124,838)	(761,918)	(872,457)
Net increase (decrease)	78,448	(21,795)	$ 668,692	$ (99,733)
International Real Estate
Shares sold	9,224,310	11,251,723	$ 79,406,931	$ 83,151,001
Reinvestment of distributions	875,447	-	7,441,303	-
Shares redeemed	(13,336,716)	(24,377,998)	(114,385,841)	(173,652,133)
Net increase (decrease)	(3,236,959)	(13,126,275)	$ (27,537,607)	$ (90,501,132)
Institutional Class
Shares sold	40,774	83,584	$ 351,025	$ 621,361
Reinvestment of distributions	4,247	-	36,016	-
Shares redeemed	(70,819)	(198,948)	(608,371)	(1,465,893)
Net increase (decrease)	(25,798)	(115,364)	$ (221,330)	$ (844,532)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity International Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Real Estate Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Real Estate Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc.(2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor International Real Estate Fund voted to pay on September 9, 2010, to shareholders of record at the opening of business on September 8, 2010, a distribution of $.158 per share derived from capital gains realized from sales of portfolio securities, and a dividend of $.123 per share from net investment income.

Institutional Class designates 9% of the dividends distributed in December 2009 during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Pay Date	Income	Taxes
12/21/09	$.078	$.0049

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Real Estate Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Institutional Class (Class I) and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Fidelity International Real Estate Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 29% means that 71% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity International Real Estate Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class C, and the retail class ranked below its competitive median for 2009 and the total expenses of each of Class T, Class B, and Institutional Class ranked above its competitive median for 2009. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisers

FIL Investment Advisers (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

AIREI-UANN-0910
1.843171.103

Fidelity®

Leveraged Company Stock

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of class A
Fidelity Leveraged Company Stock Fund	20.84%	1.52%	12.18%

A From December 19, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Leveraged Company Stock Fund, a class of the fund, on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Thomas Soviero, Portfolio Manager of Fidelity ® Leveraged Company Stock Fund: For the year, the fund's Retail Class shares returned 20.84%, easily outperforming the S&P 500® but trailing the 23.31% gain of the Credit Suisse Leveraged Equity Index. Relative to the S&P®, contributions came from strong stock selection in energy, materials, financials - particularly banks - and telecommunication services. Sector positioning also added value, as did my focus on stronger-performing smaller-cap stocks. In terms of individual positions, the fund benefited from not owning integrated oil firm and sizable index component Exxon Mobil, as well as from investments in building materials manufacturer Owens Corning, regional bank PNC Financial Services, Delta Air Lines, funeral services provider Service Corp International, banking firm KeyCorp, independent oil and gas company Forest Oil, and coal company Peabody Energy. Conversely, we had unfavorable security selection within utilities, technology and consumer staples. Detractors included global power producer AES, ON Semiconductor, drugstore retailer Rite Aid and building products manufacturer Masco. Not owning technology leader and index component Apple also hurt. Some of the stocks mentioned were not part of the S&P 500.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Leveraged Company Stock	.87%
Actual		$ 1,000.00	$ 1,052.90	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Class K	.69%
Actual		$ 1,000.00	$ 1,053.80	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ON Semiconductor Corp.	3.5	3.8
Service Corp. International	3.4	3.2
El Paso Corp.	2.9	2.6
AES Corp.	2.6	3.1
Celanese Corp. Class A	2.5	2.9
Tenet Healthcare Corp.	2.3	2.8
KeyCorp	2.3	2.0
Peabody Energy Corp.	2.1	2.8
Owens Corning	2.0	2.2
Bank of America Corp.	1.8	2.0
	25.4
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.8	17.4
Consumer Discretionary	16.7	13.8
Financials	12.6	12.7
Energy	12.5	14.5
Materials	11.3	10.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 94.4%		Stocks 92.9%
	Bonds 2.4%		Bonds 2.9%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Other Investments 1.4%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	7.3%	** Foreign investments	5.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 1.1%
Exide Technologies (a)	1,643,982	$ 9,897
Johnson Controls, Inc.	548,300	15,797
Tenneco, Inc. (a)	97,700	2,697
The Goodyear Tire & Rubber Co. (a)	564,063	6,019
TRW Automotive Holdings Corp. (a)	430,300	15,099
		49,509
Automobiles - 0.4%
Daimler AG (United States) (a)	209,400	11,318
Toyota Motor Corp. sponsored ADR	89,500	6,286
		17,604
Diversified Consumer Services - 3.6%
Carriage Services, Inc. (a)	266,200	1,246
Service Corp. International (f)	17,656,093	150,430
Stewart Enterprises, Inc. Class A	1,515,242	8,137
		159,813
Hotels, Restaurants & Leisure - 1.0%
Bally Technologies, Inc. (a)	198,560	6,413
Biglari Holdings, Inc. (a)	32,970	9,578
Burger King Holdings, Inc.	108,900	1,882
Domino's Pizza, Inc. (a)	726,595	9,293
O'Charleys, Inc. (a)	207,849	1,449
Penn National Gaming, Inc. (a)	537,836	14,731
Wendy's/Arby's Group, Inc.	546,800	2,384
		45,730
Household Durables - 3.1%
Harman International Industries, Inc. (a)	1,263,506	38,423
Lennar Corp. Class A	983,400	14,525
Newell Rubbermaid, Inc.	3,304,500	51,220
Stanley Black & Decker, Inc.	531,917	30,862
		135,030
Leisure Equipment & Products - 0.4%
Callaway Golf Co.	2,514,010	16,970
Media - 2.8%
Belo Corp. Series A (a)	163,800	991
Cablevision Systems Corp. - NY Group Class A	541,324	14,838
Cinemark Holdings, Inc.	1,554,497	22,680
Comcast Corp. Class A	3,097,400	60,306
Gray Television, Inc. (a)(f)	2,845,889	7,399
LIN TV Corp. Class A (a)	818,437	4,788
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Madison Square Garden, Inc. Class A (a)	135,331	$ 2,604
Nexstar Broadcasting Group, Inc. Class A (a)(e)	1,130,500	6,105
The McClatchy Co. Class A (a)(e)	215,505	754
		120,465
Specialty Retail - 1.2%
Asbury Automotive Group, Inc. (a)	385,122	5,184
Charming Shoppes, Inc. (a)	3,932,700	17,618
GameStop Corp. Class A (a)	656,695	13,167
Gap, Inc.	204,000	3,694
Sally Beauty Holdings, Inc. (a)	300,000	2,838
The Pep Boys - Manny, Moe & Jack	980,271	9,411
		51,912
Textiles, Apparel & Luxury Goods - 1.8%
Coach, Inc.	314,020	11,609
Deckers Outdoor Corp. (a)	491,745	25,025
Hanesbrands, Inc. (a)	501,700	12,568
Phillips-Van Heusen Corp.	548,718	28,473
		77,675
TOTAL CONSUMER DISCRETIONARY		674,708
CONSUMER STAPLES - 2.3%
Food & Staples Retailing - 1.3%
Rite Aid Corp. (a)	16,497,982	16,317
Safeway, Inc.	464,300	9,537
SUPERVALU, Inc.	592,800	6,687
Whole Foods Market, Inc. (a)	713,867	27,106
		59,647
Food Products - 0.8%
Darling International, Inc. (a)	2,498,930	20,391
Dean Foods Co. (a)	569,900	6,531
Smithfield Foods, Inc. (a)	559,606	7,974
		34,896
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	6,938
TOTAL CONSUMER STAPLES		101,481
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 12.2%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	218,000	$ 10,523
Ensco International Ltd. ADR	110,000	4,599
Exterran Holdings, Inc. (a)	1,302,108	34,727
Hercules Offshore, Inc. (a)	1,493,431	3,793
Noble Corp.	524,700	17,053
Oil States International, Inc. (a)	270,700	12,436
Parker Drilling Co. (a)	1,200,000	5,016
Pride International, Inc. (a)	346,100	8,234
Rowan Companies, Inc. (a)	321,100	8,111
Schlumberger Ltd.	109,400	6,527
Seahawk Drilling, Inc. (a)(e)	23,073	229
		111,248
Oil, Gas & Consumable Fuels - 9.7%
Alpha Natural Resources, Inc. (a)	361,838	13,869
Arch Coal, Inc.	688,255	16,305
Atlas Pipeline Partners, LP (a)	163,890	2,957
ConocoPhillips	231,500	12,783
CONSOL Energy, Inc.	327,200	12,263
El Paso Corp.	10,450,276	128,747
Forest Oil Corp. (a)	1,730,645	49,479
Frontier Oil Corp.	1,972,600	24,243
International Coal Group, Inc. (a)	1,365,400	6,144
Nexen, Inc.	188,000	3,905
Overseas Shipholding Group, Inc. (e)	979,192	38,414
Paladin Energy Ltd. (a)	2,042,400	7,115
Peabody Energy Corp.	2,068,114	93,375
Plains Exploration & Production Co. (a)	360,660	8,133
SandRidge Energy, Inc. (a)	1,095,000	6,461
		424,193
TOTAL ENERGY		535,441
FINANCIALS - 12.3%
Capital Markets - 0.3%
Morgan Stanley	426,900	11,522
Commercial Banks - 8.7%
CIT Group, Inc. (a)	72,485	2,636
Huntington Bancshares, Inc.	11,032,080	66,854
KeyCorp	11,866,668	100,392
PNC Financial Services Group, Inc.	1,339,226	79,537
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Regions Financial Corp.	2,011,695	$ 14,746
SunTrust Banks, Inc.	2,549,800	66,167
Wells Fargo & Co.	1,871,088	51,885
		382,217
Diversified Financial Services - 2.0%
Bank of America Corp.	5,742,000	80,618
Citigroup, Inc. (a)	1,638,400	6,717
		87,335
Insurance - 0.6%
Assured Guaranty Ltd.	981,795	15,414
Lincoln National Corp.	435,700	11,346
		26,760
Real Estate Investment Trusts - 0.5%
FelCor Lodging Trust, Inc. (a)	1,085,852	6,439
Host Hotels & Resorts, Inc.	1,016,122	14,571
		21,010
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	851,444	11,418
TOTAL FINANCIALS		540,262
HEALTH CARE - 5.9%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	592
Health Care Equipment & Supplies - 1.1%
Alere, Inc. (a)	518,708	14,591
Hospira, Inc. (a)	631,458	32,899
		47,490
Health Care Providers & Services - 4.2%
Community Health Systems, Inc. (a)	611,876	19,843
DaVita, Inc. (a)	503,747	28,875
Henry Schein, Inc. (a)	54,400	2,855
Laboratory Corp. of America Holdings (a)	54,600	3,985
RehabCare Group, Inc. (a)	230,000	4,874
Rural/Metro Corp. (a)(e)	834,200	7,550
Sun Healthcare Group, Inc. (a)	1,642,522	13,600
Tenet Healthcare Corp. (a)	22,373,365	102,917
		184,499
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.5%
Cerner Corp. (a)	276,209	$ 21,392
Pharmaceuticals - 0.1%
Allergan, Inc.	109,700	6,698
TOTAL HEALTH CARE		260,671
INDUSTRIALS - 18.2%
Aerospace & Defense - 0.5%
American Science & Engineering, Inc.	85,370	6,760
Teledyne Technologies, Inc. (a)	340,694	13,979
		20,739
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	78,022	1,057
Airlines - 2.7%
AirTran Holdings, Inc. (a)	1,779,700	8,578
AMR Corp. (a)	1,309,130	9,269
Delta Air Lines, Inc. (a)	5,963,193	70,843
UAL Corp. (a)	280,400	6,657
US Airways Group, Inc. (a)	2,034,580	22,075
		117,422
Building Products - 3.7%
Armstrong World Industries, Inc. (a)(e)	1,217,530	44,513
Masco Corp.	2,624,679	26,982
Owens Corning (a)	2,828,708	89,048
Owens Corning warrants 10/31/13 (a)	406,600	1,606
		162,149
Commercial Services & Supplies - 3.7%
ACCO Brands Corp. (a)	710,554	4,206
Cenveo, Inc. (a)(f)	3,858,300	23,767
Deluxe Corp.	1,749,127	35,997
R.R. Donnelley & Sons Co.	450,900	7,607
Republic Services, Inc.	1,928,875	61,454
The Brink's Co.	464,740	10,178
Waste Management, Inc.	599,400	20,350
		163,559
Construction & Engineering - 0.4%
Fluor Corp.	297,100	14,347
Great Lakes Dredge & Dock Corp.	429,400	2,405
		16,752
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 1.9%
Baldor Electric Co.	404,900	$ 15,475
Belden, Inc.	1,270,366	30,349
EnerSys (a)	198,902	4,817
General Cable Corp. (a)	441,500	11,717
Harbin Electric, Inc. (a)(e)	548,369	10,074
Polypore International, Inc. (a)	548,400	13,469
		85,901
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	109,910	3,702
General Electric Co.	1,103,883	17,795
Textron, Inc.	550,200	11,422
Tyco International Ltd.	187,433	7,175
		40,094
Machinery - 2.6%
Accuride Corp. (a)	57,374	68
Accuride Corp. warrants 2/26/12 (a)	778,347	125
Badger Meter, Inc.	228,561	8,950
Ingersoll-Rand Co. Ltd.	1,063,600	39,842
Middleby Corp. (a)	445,361	25,613
Mueller Water Products, Inc. Class A	1,202,599	4,570
Navistar International Corp. (a)	169,800	8,780
Terex Corp. (a)	129,300	2,552
Thermadyne Holdings Corp. (a)	64,900	886
Timken Co.	464,948	15,632
WABCO Holdings, Inc. (a)	211,533	8,182
		115,200
Marine - 0.5%
Diana Shipping, Inc. (a)	277,900	3,674
Genco Shipping & Trading Ltd. (a)(e)	380,323	6,351
Navios Maritime Holdings, Inc.	2,162,794	12,133
OceanFreight, Inc. (a)	246,866	299
		22,457
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	830,314	10,246
CSX Corp.	109,400	5,768
Hertz Global Holdings, Inc. (a)(e)	2,598,600	30,508
		46,522
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
H&E Equipment Services, Inc. (a)	12,900	$ 112
Houston Wire & Cable Co. (e)	656,176	7,920
		8,032
TOTAL INDUSTRIALS		799,884
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 0.2%
CommScope, Inc. (a)	459,254	9,341
Electronic Equipment & Components - 2.4%
Avnet, Inc. (a)	328,000	8,249
DDi Corp.	295,899	2,681
Flextronics International Ltd. (a)	12,456,563	77,480
TTM Technologies, Inc. (a)	1,402,619	14,377
Viasystems Group, Inc. (a)	290,108	4,473
		107,260
Internet Software & Services - 0.3%
NetEase.com, Inc. sponsored ADR (a)	191,500	7,334
VeriSign, Inc. (a)	194,300	5,470
		12,804
IT Services - 1.0%
Alliance Data Systems Corp. (a)(e)	496,639	28,547
CACI International, Inc. Class A (a)	248,000	11,661
Cognizant Technology Solutions Corp. Class A (a)	56,200	3,066
		43,274
Semiconductors & Semiconductor Equipment - 5.2%
Amkor Technology, Inc. (a)(e)	5,242,218	30,248
Cypress Semiconductor Corp. (a)	651,200	6,903
Fairchild Semiconductor International, Inc. (a)	548,500	4,980
Intel Corp.	693,100	14,278
Micron Technology, Inc. (a)	1,737,600	12,650
ON Semiconductor Corp. (a)(f)	23,079,802	155,780
SunPower Corp. Class B (a)	178,606	2,061
		226,900
Software - 0.0%
Nuance Communications, Inc. (a)	163,600	2,701
TOTAL INFORMATION TECHNOLOGY		402,280
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 11.3%
Chemicals - 8.8%
Albemarle Corp.	1,163,406	$ 50,748
Arch Chemicals, Inc.	344,342	11,801
Celanese Corp. Class A	3,894,835	109,406
Dow Chemical Co.	1,284,894	35,116
Ferro Corp. (a)	722,400	7,708
FMC Corp.	178,600	11,161
Georgia Gulf Corp. (a)	173,861	2,669
H.B. Fuller Co.	1,582,241	32,341
LyondellBasell Industries NV:
Class A (a)	1,491,164	26,841
Class B (a)	1,319,987	23,760
Nalco Holding Co.	894,300	21,812
Phosphate Holdings, Inc. (a)	307,500	2,537
Pliant Corp. (a)	567	0
Solutia, Inc. (a)	716,300	10,107
W.R. Grace & Co. (a)	1,601,519	41,111
		387,118
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	421,000	11,641
Rock-Tenn Co. Class A	355,202	18,904
		30,545
Metals & Mining - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	526,100	21,318
Compass Minerals International, Inc.	258,500	18,273
Ormet Corp. (a)	330,000	957
Ormet Corp. (a)(i)	1,075,000	3,118
Teck Resources Ltd. Class B (sub. vtg.)	417,300	14,691
		58,357
Paper & Forest Products - 0.5%
Domtar Corp.	203,041	11,878
Neenah Paper, Inc.	518,300	9,298
		21,176
TOTAL MATERIALS		497,196
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (a)(e)	2,000,000	2,260
PAETEC Holding Corp. (a)	2,980,233	11,712
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	4,637,500	$ 26,248
tw telecom, inc. (a)	332,497	6,291
		46,511
Wireless Telecommunication Services - 2.6%
Crown Castle International Corp. (a)	981,391	38,775
Sprint Nextel Corp. (a)	5,692,987	26,017
Syniverse Holdings, Inc. (a)	2,244,438	50,118
		114,910
TOTAL TELECOMMUNICATION SERVICES		161,421
UTILITIES - 3.9%
Gas Utilities - 0.3%
ONEOK, Inc.	317,600	14,778
Independent Power Producers & Energy Traders - 3.6%
AES Corp. (a)	10,901,923	112,399
Calpine Corp. (a)	2,479,900	33,479
NRG Energy, Inc. (a)	454,528	10,309
		156,187
TOTAL UTILITIES		170,965
TOTAL COMMON STOCKS (Cost $4,219,527)		4,144,309
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
El Paso Corp. 4.99%	11,200	12,067
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,614
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
GMAC, Inc. 7.00% (g)	944	$ 772
TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,386
TOTAL PREFERRED STOCKS (Cost $16,979)		16,453
Nonconvertible Bonds - 2.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.9%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	992
7.125% 7/15/13 (d)	8,320	2,766
7.2% 1/15/11 (d)	22,980	7,813
8.25% 7/15/23 (d)	25,035	8,512
8.375% 7/15/33 (d)	50,210	17,322
8.8% 3/1/21 (d)	10,765	3,606
		41,011
Hotels, Restaurants & Leisure - 0.0%
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	167
7.75% 8/15/16 (d)	9,380	188
		355
Media - 0.2%
Clear Channel Communications, Inc. 10.75% 8/1/16	10,940	8,369
TOTAL CONSUMER DISCRETIONARY		49,735
FINANCIALS - 0.3%
Consumer Finance - 0.3%
GMAC LLC 8% 12/31/18	13,924	13,437
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (a)(g)	$ 4,145	$ 41
Northwest Airlines, Inc. 9.875% 3/15/07 (a)	7,000	0
		41
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
NXP BV/NXP Funding LLC:
7.875% 10/15/14	4,362	4,395
10% 7/15/13 (g)	1,655	1,812
		6,207
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)	10,950	11,456
Sprint Capital Corp.:
6.875% 11/15/28	14,800	12,876
6.9% 5/1/19	10,410	9,929
		34,261
TOTAL NONCONVERTIBLE BONDS (Cost $69,847)		103,681
Floating Rate Loans - 1.4%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Univision Communications, Inc. Tranche 1LN, term loan 2.5972% 9/29/14 (h)	10,801	9,424
INDUSTRIALS - 0.6%
Airlines - 0.6%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5909% 4/30/14 (h)	17,119	15,579
US Airways Group, Inc. term loan 2.8288% 3/23/14 (h)	10,947	9,059
		24,638
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc. term loan 4.5956% 12/1/16 (h)	$ 18,154	$ 16,657
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
FairPoint Communications, Inc. Tranche B, term loan 3/31/15 (d)	8,250	5,363
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B2, term loan 3.975% 10/10/14 (h)	5,706	4,422
TOTAL FLOATING RATE LOANS (Cost $56,669)		60,504
Other - 0.0%
	Shares
Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $519)	64,750,000	1,295
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.24% (b)	60,531,674	60,532
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	88,076,975	88,077
TOTAL MONEY MARKET FUNDS (Cost $148,609)		148,609
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $4,512,150)		4,474,851
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(81,905)
NET ASSETS - 100%		$ 4,392,946
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,081,000 or 0.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,118,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 401
Fidelity Securities Lending Cash Central Fund	449
Total	$ 850
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 18,636	$ -	$ -	$ -	$ 23,767
Gray Television, Inc.	978	1,991	-	-	7,399
Merix Corp.	2,766	-	-	-	-
ON Semiconductor Corp.	168,477	-	-	-	155,780
Service Corp. International	110,637	3,332	2,630	2,831	150,430
Tenet Healthcare Corp.	103,351	2,090	24,404	-	-
Total	$ 404,845	$ 7,413	$ 27,034	$ 2,831	$ 337,376
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 674,708	$ 674,708	$ -	$ -
Consumer Staples	105,095	101,481	-	3,614
Energy	547,508	535,441	12,067	-
Financials	541,034	540,262	772	-
Health Care	260,671	260,671	-	-
Industrials	799,884	799,884	-	-
Information Technology	402,280	402,280	-	-
Materials	497,196	497,196	-	-
Telecommunication Services	161,421	161,421	-	-
Utilities	170,965	170,965	-	-
Corporate Bonds	103,681	-	103,640	41
Floating Rate Loans	60,504	-	60,504	-
Other	1,295	-	-	1,295
Money Market Funds	148,609	148,609	-	-
Total Investments in Securities:	$ 4,474,851	$ 4,292,918	$ 176,983	$ 4,950
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities: (Amounts in thousands)
Beginning Balance	$ 2,534
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	761
Cost of Purchases	3,614
Proceeds of Sales	(1,406)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(553)
Ending Balance	$ 4,950
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 761

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $988,870,000 of which $297,190,000 and $691,680,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $86,901) - See accompanying schedule: Unaffiliated issuers (cost $4,015,511)	$ 3,988,866
Fidelity Central Funds (cost $148,609)	148,609
Other affiliated issuers (cost $348,030)	337,376
Total Investments (cost $4,512,150)		$ 4,474,851
Cash		23
Receivable for investments sold		9,254
Receivable for fund shares sold		2,316
Dividends receivable		1,014
Interest receivable		1,543
Distributions receivable from Fidelity Central Funds		109
Other receivables		27
Total assets		4,489,137

Liabilities
Payable for fund shares redeemed	4,986
Accrued management fee	2,184
Other affiliated payables	890
Other payables and accrued expenses	54
Collateral on securities loaned, at value	88,077
Total liabilities		96,191

Net Assets		$ 4,392,946
Net Assets consist of:
Paid in capital		$ 5,426,375
Undistributed net investment income		10,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,006,409)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,301)
Net Assets		$ 4,392,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,983,012 ÷ 169,456 shares)	$ 23.50

Class K: Net Asset Value, offering price and redemption price per share ($409,934 ÷ 17,427 shares)	$ 23.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $2,831 earned from other affiliated issuers)		$ 33,063
Interest		19,113
Income from Fidelity Central Funds		850
Total income		53,026

Expenses
Management fee	$ 27,676
Transfer agent fees	10,157
Accounting and security lending fees	1,175
Custodian fees and expenses	60
Independent trustees' compensation	26
Registration fees	106
Audit	63
Legal	38
Miscellaneous	76
Total expenses before reductions	39,377
Expense reductions	(161)	39,216
Net investment income (loss)		13,810
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,278
Other affiliated issuers	11,822
Foreign currency transactions	(41)
Capital gain distributions from Fidelity Central Funds	6
Total net realized gain (loss)		201,065
Change in net unrealized appreciation (depreciation) on: Investment securities	593,664
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		593,648
Net gain (loss)		794,713
Net increase (decrease) in net assets resulting from operations		$ 808,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,810	$ 46,155
Net realized gain (loss)	201,065	(1,210,936)
Change in net unrealized appreciation (depreciation)	593,648	(1,921,072)
Net increase (decrease) in net assets resulting from operations	808,523	(3,085,853)
Distributions to shareholders from net investment income	(23,690)	(31,749)
Distributions to shareholders from net realized gain	-	(63,967)
Total distributions	(23,690)	(95,716)
Share transactions - net increase (decrease)	(373,729)	(872,099)
Redemption fees	970	2,433
Total increase (decrease) in net assets	412,074	(4,051,235)

Net Assets
Beginning of period	3,980,872	8,032,107
End of period (including undistributed net investment income of $10,281 and undistributed net investment income of $21,357, respectively)	$ 4,392,946	$ 3,980,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.55	$ 31.09	$ 33.78	$ 28.07	$ 25.48
Income from Investment Operations
Net investment income (loss) B	.07	.21	.14	.44 E	.16
Net realized and unrealized gain (loss)	3.99	(11.37)	(1.06)	6.78	3.04
Total from investment operations	4.06	(11.16)	(.92)	7.22	3.20
Distributions from net investment income	(.11)	(.14)	(.39)	(.12)	(.21)
Distributions from net realized gain	-	(.25)	(1.39)	(1.40)	(.41)
Total distributions	(.11)	(.39)	(1.78)	(1.52)	(.62)
Redemption fees added to paid in capital B	- G	.01	.01	.01	.01
Net asset value, end of period	$ 23.50	$ 19.55	$ 31.09	$ 33.78	$ 28.07
Total Return A	20.84%	(35.99)%	(2.76)%	27.08%	12.80%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.92%	.83%	.83%	.86%
Expenses net of fee waivers, if any	.88%	.92%	.83%	.83%	.86%
Expenses net of all reductions	.88%	.92%	.83%	.83%	.85%
Net investment income (loss)	.29%	1.17%	.44%	1.43% E	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 3,983	$ 3,714	$ 8,032	$ 7,830	$ 4,174
Portfolio turnover rate D	21%	34%	30%	20%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.11	.21	.05
Net realized and unrealized gain (loss)	4.00	(11.35)	(3.04)
Total from investment operations	4.11	(11.14)	(2.99)
Distributions from net investment income	(.15)	(.17)	-
Distributions from net realized gain	-	(.25)	-
Total distributions	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	.01	- I
Net asset value, end of period	$ 23.52	$ 19.56	$ 31.11
Total Return B, C	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.71%	.70% A
Net investment income (loss)	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Leveraged Company Stock and Class K to eligible shareholders of Leveraged Company Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 806,591
Gross unrealized depreciation	(857,720)
Net unrealized appreciation (depreciation)	$ (51,129)

Tax Cost	$ 4,525,980

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,572
Capital loss carryforward	$ (988,870)
Net unrealized appreciation (depreciation)	$ (51,131)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 23,690	$ 47,101
Long-term Capital Gains	-	48,615
Total	$ 23,690	$ 95,716

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $916,790 and $1,229,143, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 9,954.24
Class K	203.05
	$ 10,157

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6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $72 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $449.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Leveraged Company Stock	$ 21,247	$ 30,127
Class K	2,443	1,622
Total	$ 23,690	$ 31,749
From net realized gain
Leveraged Company Stock	$ -	$ 63,966
Class K	-	1
Total	$ -	$ 63,967

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Leveraged Company Stock
Shares sold	36,532	52,607	$ 843,196	$ 972,232
Conversion to Class K	(2,316)	(12,957)	(48,185)	(289,406)
Reinvestment of distributions	940	3,995	20,361	89,681
Shares redeemed	(55,646)	(112,023)	(1,272,555)	(1,955,126)
Net increase (decrease)	(20,490)	(68,378)	$ (457,183)	$ (1,182,619)
Class K
Shares sold	5,965	6,741	$ 138,844	$ 105,087
Conversion from Leveraged Company Stock	2,315	12,954	48,185	289,406
Reinvestment of distributions	113	118	2,443	1,623
Shares redeemed	(4,631)	(6,151)	(106,018)	(85,596)
Net increase (decrease)	3,762	13,662	$ 83,454	$ 310,520

A Conversion transactions for Class K and Leveraged Company Stock are presented for the period August 1, 2009 through August 31, 2009.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Leveraged Company Stock designates 92% of the dividends distributed in September, and 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

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(U.K.) Inc.

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Fidelity Distributors Corporation

Boston, MA

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Fidelity Investments Institutional

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Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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Automated line for quickest service

LSF-UANN-0910
1.789248.107

Fidelity®

Leveraged Company Stock

Fund -

Class K

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the last six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundB
Class K A	21.09%	1.61%	12.24%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity Leveraged Company Stock Fund, the original class of the fund.

B From December 19, 2000.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund - Class K on December 19, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.
Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Thomas Soviero, Portfolio Manager of Fidelity® Leveraged Company Stock Fund: For the year, the fund's Class K shares returned 21.09%, easily outperforming the S&P 500® but trailing the 23.31% gain of the Credit Suisse Leveraged Equity Index. Relative to the S&P®, contributions came from strong stock selection in energy, materials, financials - particularly banks - and telecommunication services. Sector positioning also added value, as did my focus on stronger-performing smaller-cap stocks. In terms of individual positions, the fund benefited from not owning integrated oil firm and sizable index component Exxon Mobil, as well as from investments in building materials manufacturer Owens Corning, regional bank PNC Financial Services, Delta Air Lines, funeral services provider Service Corp International, banking firm KeyCorp, independent oil and gas company Forest Oil, and coal company Peabody Energy. Conversely, we had unfavorable security selection within utilities, technology and consumer staples. Detractors included global power producer AES, ON Semiconductor, drugstore retailer Rite Aid and building products manufacturer Masco. Not owning technology leader and index component Apple also hurt. Some of the stocks mentioned were not part of the S&P 500.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Leveraged Company Stock	.87%
Actual		$ 1,000.00	$ 1,052.90	$ 4.43
HypotheticalA		$ 1,000.00	$ 1,020.48	$ 4.36
Class K	.69%
Actual		$ 1,000.00	$ 1,053.80	$ 3.51
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.46

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
ON Semiconductor Corp.	3.5	3.8
Service Corp. International	3.4	3.2
El Paso Corp.	2.9	2.6
AES Corp.	2.6	3.1
Celanese Corp. Class A	2.5	2.9
Tenet Healthcare Corp.	2.3	2.8
KeyCorp	2.3	2.0
Peabody Energy Corp.	2.1	2.8
Owens Corning	2.0	2.2
Bank of America Corp.	1.8	2.0
	25.4
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	18.8	17.4
Consumer Discretionary	16.7	13.8
Financials	12.6	12.7
Energy	12.5	14.5
Materials	11.3	10.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 94.4%		Stocks 92.9%
	Bonds 2.4%		Bonds 2.9%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Other Investments 1.4%		Other Investments 2.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 1.9%
* Foreign investments	7.3%	** Foreign investments	5.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 1.1%
Exide Technologies (a)	1,643,982	$ 9,897
Johnson Controls, Inc.	548,300	15,797
Tenneco, Inc. (a)	97,700	2,697
The Goodyear Tire & Rubber Co. (a)	564,063	6,019
TRW Automotive Holdings Corp. (a)	430,300	15,099
		49,509
Automobiles - 0.4%
Daimler AG (United States) (a)	209,400	11,318
Toyota Motor Corp. sponsored ADR	89,500	6,286
		17,604
Diversified Consumer Services - 3.6%
Carriage Services, Inc. (a)	266,200	1,246
Service Corp. International (f)	17,656,093	150,430
Stewart Enterprises, Inc. Class A	1,515,242	8,137
		159,813
Hotels, Restaurants & Leisure - 1.0%
Bally Technologies, Inc. (a)	198,560	6,413
Biglari Holdings, Inc. (a)	32,970	9,578
Burger King Holdings, Inc.	108,900	1,882
Domino's Pizza, Inc. (a)	726,595	9,293
O'Charleys, Inc. (a)	207,849	1,449
Penn National Gaming, Inc. (a)	537,836	14,731
Wendy's/Arby's Group, Inc.	546,800	2,384
		45,730
Household Durables - 3.1%
Harman International Industries, Inc. (a)	1,263,506	38,423
Lennar Corp. Class A	983,400	14,525
Newell Rubbermaid, Inc.	3,304,500	51,220
Stanley Black & Decker, Inc.	531,917	30,862
		135,030
Leisure Equipment & Products - 0.4%
Callaway Golf Co.	2,514,010	16,970
Media - 2.8%
Belo Corp. Series A (a)	163,800	991
Cablevision Systems Corp. - NY Group Class A	541,324	14,838
Cinemark Holdings, Inc.	1,554,497	22,680
Comcast Corp. Class A	3,097,400	60,306
Gray Television, Inc. (a)(f)	2,845,889	7,399
LIN TV Corp. Class A (a)	818,437	4,788
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Madison Square Garden, Inc. Class A (a)	135,331	$ 2,604
Nexstar Broadcasting Group, Inc. Class A (a)(e)	1,130,500	6,105
The McClatchy Co. Class A (a)(e)	215,505	754
		120,465
Specialty Retail - 1.2%
Asbury Automotive Group, Inc. (a)	385,122	5,184
Charming Shoppes, Inc. (a)	3,932,700	17,618
GameStop Corp. Class A (a)	656,695	13,167
Gap, Inc.	204,000	3,694
Sally Beauty Holdings, Inc. (a)	300,000	2,838
The Pep Boys - Manny, Moe & Jack	980,271	9,411
		51,912
Textiles, Apparel & Luxury Goods - 1.8%
Coach, Inc.	314,020	11,609
Deckers Outdoor Corp. (a)	491,745	25,025
Hanesbrands, Inc. (a)	501,700	12,568
Phillips-Van Heusen Corp.	548,718	28,473
		77,675
TOTAL CONSUMER DISCRETIONARY		674,708
CONSUMER STAPLES - 2.3%
Food & Staples Retailing - 1.3%
Rite Aid Corp. (a)	16,497,982	16,317
Safeway, Inc.	464,300	9,537
SUPERVALU, Inc.	592,800	6,687
Whole Foods Market, Inc. (a)	713,867	27,106
		59,647
Food Products - 0.8%
Darling International, Inc. (a)	2,498,930	20,391
Dean Foods Co. (a)	569,900	6,531
Smithfield Foods, Inc. (a)	559,606	7,974
		34,896
Personal Products - 0.2%
Revlon, Inc. (a)	553,261	6,938
TOTAL CONSUMER STAPLES		101,481
Common Stocks - continued
	Shares	Value (000s)
ENERGY - 12.2%
Energy Equipment & Services - 2.5%
Baker Hughes, Inc.	218,000	$ 10,523
Ensco International Ltd. ADR	110,000	4,599
Exterran Holdings, Inc. (a)	1,302,108	34,727
Hercules Offshore, Inc. (a)	1,493,431	3,793
Noble Corp.	524,700	17,053
Oil States International, Inc. (a)	270,700	12,436
Parker Drilling Co. (a)	1,200,000	5,016
Pride International, Inc. (a)	346,100	8,234
Rowan Companies, Inc. (a)	321,100	8,111
Schlumberger Ltd.	109,400	6,527
Seahawk Drilling, Inc. (a)(e)	23,073	229
		111,248
Oil, Gas & Consumable Fuels - 9.7%
Alpha Natural Resources, Inc. (a)	361,838	13,869
Arch Coal, Inc.	688,255	16,305
Atlas Pipeline Partners, LP (a)	163,890	2,957
ConocoPhillips	231,500	12,783
CONSOL Energy, Inc.	327,200	12,263
El Paso Corp.	10,450,276	128,747
Forest Oil Corp. (a)	1,730,645	49,479
Frontier Oil Corp.	1,972,600	24,243
International Coal Group, Inc. (a)	1,365,400	6,144
Nexen, Inc.	188,000	3,905
Overseas Shipholding Group, Inc. (e)	979,192	38,414
Paladin Energy Ltd. (a)	2,042,400	7,115
Peabody Energy Corp.	2,068,114	93,375
Plains Exploration & Production Co. (a)	360,660	8,133
SandRidge Energy, Inc. (a)	1,095,000	6,461
		424,193
TOTAL ENERGY		535,441
FINANCIALS - 12.3%
Capital Markets - 0.3%
Morgan Stanley	426,900	11,522
Commercial Banks - 8.7%
CIT Group, Inc. (a)	72,485	2,636
Huntington Bancshares, Inc.	11,032,080	66,854
KeyCorp	11,866,668	100,392
PNC Financial Services Group, Inc.	1,339,226	79,537
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
Regions Financial Corp.	2,011,695	$ 14,746
SunTrust Banks, Inc.	2,549,800	66,167
Wells Fargo & Co.	1,871,088	51,885
		382,217
Diversified Financial Services - 2.0%
Bank of America Corp.	5,742,000	80,618
Citigroup, Inc. (a)	1,638,400	6,717
		87,335
Insurance - 0.6%
Assured Guaranty Ltd.	981,795	15,414
Lincoln National Corp.	435,700	11,346
		26,760
Real Estate Investment Trusts - 0.5%
FelCor Lodging Trust, Inc. (a)	1,085,852	6,439
Host Hotels & Resorts, Inc.	1,016,122	14,571
		21,010
Thrifts & Mortgage Finance - 0.2%
First Niagara Financial Group, Inc.	851,444	11,418
TOTAL FINANCIALS		540,262
HEALTH CARE - 5.9%
Biotechnology - 0.0%
Lexicon Pharmaceuticals, Inc. (a)	392,187	592
Health Care Equipment & Supplies - 1.1%
Alere, Inc. (a)	518,708	14,591
Hospira, Inc. (a)	631,458	32,899
		47,490
Health Care Providers & Services - 4.2%
Community Health Systems, Inc. (a)	611,876	19,843
DaVita, Inc. (a)	503,747	28,875
Henry Schein, Inc. (a)	54,400	2,855
Laboratory Corp. of America Holdings (a)	54,600	3,985
RehabCare Group, Inc. (a)	230,000	4,874
Rural/Metro Corp. (a)(e)	834,200	7,550
Sun Healthcare Group, Inc. (a)	1,642,522	13,600
Tenet Healthcare Corp. (a)	22,373,365	102,917
		184,499
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - 0.5%
Cerner Corp. (a)	276,209	$ 21,392
Pharmaceuticals - 0.1%
Allergan, Inc.	109,700	6,698
TOTAL HEALTH CARE		260,671
INDUSTRIALS - 18.2%
Aerospace & Defense - 0.5%
American Science & Engineering, Inc.	85,370	6,760
Teledyne Technologies, Inc. (a)	340,694	13,979
		20,739
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	78,022	1,057
Airlines - 2.7%
AirTran Holdings, Inc. (a)	1,779,700	8,578
AMR Corp. (a)	1,309,130	9,269
Delta Air Lines, Inc. (a)	5,963,193	70,843
UAL Corp. (a)	280,400	6,657
US Airways Group, Inc. (a)	2,034,580	22,075
		117,422
Building Products - 3.7%
Armstrong World Industries, Inc. (a)(e)	1,217,530	44,513
Masco Corp.	2,624,679	26,982
Owens Corning (a)	2,828,708	89,048
Owens Corning warrants 10/31/13 (a)	406,600	1,606
		162,149
Commercial Services & Supplies - 3.7%
ACCO Brands Corp. (a)	710,554	4,206
Cenveo, Inc. (a)(f)	3,858,300	23,767
Deluxe Corp.	1,749,127	35,997
R.R. Donnelley & Sons Co.	450,900	7,607
Republic Services, Inc.	1,928,875	61,454
The Brink's Co.	464,740	10,178
Waste Management, Inc.	599,400	20,350
		163,559
Construction & Engineering - 0.4%
Fluor Corp.	297,100	14,347
Great Lakes Dredge & Dock Corp.	429,400	2,405
		16,752
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Electrical Equipment - 1.9%
Baldor Electric Co.	404,900	$ 15,475
Belden, Inc.	1,270,366	30,349
EnerSys (a)	198,902	4,817
General Cable Corp. (a)	441,500	11,717
Harbin Electric, Inc. (a)(e)	548,369	10,074
Polypore International, Inc. (a)	548,400	13,469
		85,901
Industrial Conglomerates - 0.9%
Carlisle Companies, Inc.	109,910	3,702
General Electric Co.	1,103,883	17,795
Textron, Inc.	550,200	11,422
Tyco International Ltd.	187,433	7,175
		40,094
Machinery - 2.6%
Accuride Corp. (a)	57,374	68
Accuride Corp. warrants 2/26/12 (a)	778,347	125
Badger Meter, Inc.	228,561	8,950
Ingersoll-Rand Co. Ltd.	1,063,600	39,842
Middleby Corp. (a)	445,361	25,613
Mueller Water Products, Inc. Class A	1,202,599	4,570
Navistar International Corp. (a)	169,800	8,780
Terex Corp. (a)	129,300	2,552
Thermadyne Holdings Corp. (a)	64,900	886
Timken Co.	464,948	15,632
WABCO Holdings, Inc. (a)	211,533	8,182
		115,200
Marine - 0.5%
Diana Shipping, Inc. (a)	277,900	3,674
Genco Shipping & Trading Ltd. (a)(e)	380,323	6,351
Navios Maritime Holdings, Inc.	2,162,794	12,133
OceanFreight, Inc. (a)	246,866	299
		22,457
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	830,314	10,246
CSX Corp.	109,400	5,768
Hertz Global Holdings, Inc. (a)(e)	2,598,600	30,508
		46,522
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.2%
H&E Equipment Services, Inc. (a)	12,900	$ 112
Houston Wire & Cable Co. (e)	656,176	7,920
		8,032
TOTAL INDUSTRIALS		799,884
INFORMATION TECHNOLOGY - 9.1%
Communications Equipment - 0.2%
CommScope, Inc. (a)	459,254	9,341
Electronic Equipment & Components - 2.4%
Avnet, Inc. (a)	328,000	8,249
DDi Corp.	295,899	2,681
Flextronics International Ltd. (a)	12,456,563	77,480
TTM Technologies, Inc. (a)	1,402,619	14,377
Viasystems Group, Inc. (a)	290,108	4,473
		107,260
Internet Software & Services - 0.3%
NetEase.com, Inc. sponsored ADR (a)	191,500	7,334
VeriSign, Inc. (a)	194,300	5,470
		12,804
IT Services - 1.0%
Alliance Data Systems Corp. (a)(e)	496,639	28,547
CACI International, Inc. Class A (a)	248,000	11,661
Cognizant Technology Solutions Corp. Class A (a)	56,200	3,066
		43,274
Semiconductors & Semiconductor Equipment - 5.2%
Amkor Technology, Inc. (a)(e)	5,242,218	30,248
Cypress Semiconductor Corp. (a)	651,200	6,903
Fairchild Semiconductor International, Inc. (a)	548,500	4,980
Intel Corp.	693,100	14,278
Micron Technology, Inc. (a)	1,737,600	12,650
ON Semiconductor Corp. (a)(f)	23,079,802	155,780
SunPower Corp. Class B (a)	178,606	2,061
		226,900
Software - 0.0%
Nuance Communications, Inc. (a)	163,600	2,701
TOTAL INFORMATION TECHNOLOGY		402,280
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - 11.3%
Chemicals - 8.8%
Albemarle Corp.	1,163,406	$ 50,748
Arch Chemicals, Inc.	344,342	11,801
Celanese Corp. Class A	3,894,835	109,406
Dow Chemical Co.	1,284,894	35,116
Ferro Corp. (a)	722,400	7,708
FMC Corp.	178,600	11,161
Georgia Gulf Corp. (a)	173,861	2,669
H.B. Fuller Co.	1,582,241	32,341
LyondellBasell Industries NV:
Class A (a)	1,491,164	26,841
Class B (a)	1,319,987	23,760
Nalco Holding Co.	894,300	21,812
Phosphate Holdings, Inc. (a)	307,500	2,537
Pliant Corp. (a)	567	0
Solutia, Inc. (a)	716,300	10,107
W.R. Grace & Co. (a)	1,601,519	41,111
		387,118
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	421,000	11,641
Rock-Tenn Co. Class A	355,202	18,904
		30,545
Metals & Mining - 1.3%
AngloGold Ashanti Ltd. sponsored ADR	526,100	21,318
Compass Minerals International, Inc.	258,500	18,273
Ormet Corp. (a)	330,000	957
Ormet Corp. (a)(i)	1,075,000	3,118
Teck Resources Ltd. Class B (sub. vtg.)	417,300	14,691
		58,357
Paper & Forest Products - 0.5%
Domtar Corp.	203,041	11,878
Neenah Paper, Inc.	518,300	9,298
		21,176
TOTAL MATERIALS		497,196
TELECOMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.1%
Level 3 Communications, Inc. (a)(e)	2,000,000	2,260
PAETEC Holding Corp. (a)	2,980,233	11,712
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Qwest Communications International, Inc.	4,637,500	$ 26,248
tw telecom, inc. (a)	332,497	6,291
		46,511
Wireless Telecommunication Services - 2.6%
Crown Castle International Corp. (a)	981,391	38,775
Sprint Nextel Corp. (a)	5,692,987	26,017
Syniverse Holdings, Inc. (a)	2,244,438	50,118
		114,910
TOTAL TELECOMMUNICATION SERVICES		161,421
UTILITIES - 3.9%
Gas Utilities - 0.3%
ONEOK, Inc.	317,600	14,778
Independent Power Producers & Energy Traders - 3.6%
AES Corp. (a)	10,901,923	112,399
Calpine Corp. (a)	2,479,900	33,479
NRG Energy, Inc. (a)	454,528	10,309
		156,187
TOTAL UTILITIES		170,965
TOTAL COMMON STOCKS (Cost $4,219,527)		4,144,309
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
El Paso Corp. 4.99%	11,200	12,067
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Personal Products - 0.1%
Revlon, Inc. Series A 12.75%	639,576	3,614
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
GMAC, Inc. 7.00% (g)	944	$ 772
TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,386
TOTAL PREFERRED STOCKS (Cost $16,979)		16,453
Nonconvertible Bonds - 2.4%
	Principal Amount (000s)
CONSUMER DISCRETIONARY - 1.1%
Automobiles - 0.9%
General Motors Corp.:
6.75% 5/1/28 (d)	$ 3,075	992
7.125% 7/15/13 (d)	8,320	2,766
7.2% 1/15/11 (d)	22,980	7,813
8.25% 7/15/23 (d)	25,035	8,512
8.375% 7/15/33 (d)	50,210	17,322
8.8% 3/1/21 (d)	10,765	3,606
		41,011
Hotels, Restaurants & Leisure - 0.0%
Station Casinos, Inc.:
6% 4/1/12 (d)	8,360	167
7.75% 8/15/16 (d)	9,380	188
		355
Media - 0.2%
Clear Channel Communications, Inc. 10.75% 8/1/16	10,940	8,369
TOTAL CONSUMER DISCRETIONARY		49,735
FINANCIALS - 0.3%
Consumer Finance - 0.3%
GMAC LLC 8% 12/31/18	13,924	13,437
Nonconvertible Bonds - continued
	Principal Amount (000s)	Value (000s)
INDUSTRIALS - 0.0%
Airlines - 0.0%
Delta Air Lines, Inc. 8% 12/15/07 (a)(g)	$ 4,145	$ 41
Northwest Airlines, Inc. 9.875% 3/15/07 (a)	7,000	0
		41
INFORMATION TECHNOLOGY - 0.2%
Semiconductors & Semiconductor Equipment - 0.2%
NXP BV/NXP Funding LLC:
7.875% 10/15/14	4,362	4,395
10% 7/15/13 (g)	1,655	1,812
		6,207
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Clearwire Communications LLC/Clearwire Finance, Inc. 12% 12/1/15 (g)	10,950	11,456
Sprint Capital Corp.:
6.875% 11/15/28	14,800	12,876
6.9% 5/1/19	10,410	9,929
		34,261
TOTAL NONCONVERTIBLE BONDS (Cost $69,847)		103,681
Floating Rate Loans - 1.4%

CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Univision Communications, Inc. Tranche 1LN, term loan 2.5972% 9/29/14 (h)	10,801	9,424
INDUSTRIALS - 0.6%
Airlines - 0.6%
Delta Air Lines, Inc. Tranche 2LN, term loan 3.5909% 4/30/14 (h)	17,119	15,579
US Airways Group, Inc. term loan 2.8288% 3/23/14 (h)	10,947	9,059
		24,638
Floating Rate Loans - continued
	Principal Amount (000s)	Value (000s)
INFORMATION TECHNOLOGY - 0.4%
Semiconductors & Semiconductor Equipment - 0.4%
Freescale Semiconductor, Inc. term loan 4.5956% 12/1/16 (h)	$ 18,154	$ 16,657
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
FairPoint Communications, Inc. Tranche B, term loan 3/31/15 (d)	8,250	5,363
UTILITIES - 0.1%
Electric Utilities - 0.1%
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance, Inc. Tranche B2, term loan 3.975% 10/10/14 (h)	5,706	4,422
TOTAL FLOATING RATE LOANS (Cost $56,669)		60,504
Other - 0.0%
	Shares
Other - 0.0%
Delta Air Lines ALPA Claim (a) (Cost $519)	64,750,000	1,295
Money Market Funds - 3.4%

Fidelity Cash Central Fund, 0.24% (b)	60,531,674	60,532
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	88,076,975	88,077
TOTAL MONEY MARKET FUNDS (Cost $148,609)		148,609
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $4,512,150)		4,474,851
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(81,905)
NET ASSETS - 100%		$ 4,392,946
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Affiliated company

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,081,000 or 0.3% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,118,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Ormet Corp.	2/27/07 - 4/4/07	$ 20,556
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 401
Fidelity Securities Lending Cash Central Fund	449
Total	$ 850
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Cenveo, Inc.	$ 18,636	$ -	$ -	$ -	$ 23,767
Gray Television, Inc.	978	1,991	-	-	7,399
Merix Corp.	2,766	-	-	-	-
ON Semiconductor Corp.	168,477	-	-	-	155,780
Service Corp. International	110,637	3,332	2,630	2,831	150,430
Tenet Healthcare Corp.	103,351	2,090	24,404	-	-
Total	$ 404,845	$ 7,413	$ 27,034	$ 2,831	$ 337,376
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 674,708	$ 674,708	$ -	$ -
Consumer Staples	105,095	101,481	-	3,614
Energy	547,508	535,441	12,067	-
Financials	541,034	540,262	772	-
Health Care	260,671	260,671	-	-
Industrials	799,884	799,884	-	-
Information Technology	402,280	402,280	-	-
Materials	497,196	497,196	-	-
Telecommunication Services	161,421	161,421	-	-
Utilities	170,965	170,965	-	-
Corporate Bonds	103,681	-	103,640	41
Floating Rate Loans	60,504	-	60,504	-
Other	1,295	-	-	1,295
Money Market Funds	148,609	148,609	-	-
Total Investments in Securities:	$ 4,474,851	$ 4,292,918	$ 176,983	$ 4,950
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities: (Amounts in thousands)
Beginning Balance	$ 2,534
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	761
Cost of Purchases	3,614
Proceeds of Sales	(1,406)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(553)
Ending Balance	$ 4,950
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 761

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $988,870,000 of which $297,190,000 and $691,680,000 will expire on July 31, 2017 and 2018, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $86,901) - See accompanying schedule: Unaffiliated issuers (cost $4,015,511)	$ 3,988,866
Fidelity Central Funds (cost $148,609)	148,609
Other affiliated issuers (cost $348,030)	337,376
Total Investments (cost $4,512,150)		$ 4,474,851
Cash		23
Receivable for investments sold		9,254
Receivable for fund shares sold		2,316
Dividends receivable		1,014
Interest receivable		1,543
Distributions receivable from Fidelity Central Funds		109
Other receivables		27
Total assets		4,489,137

Liabilities
Payable for fund shares redeemed	4,986
Accrued management fee	2,184
Other affiliated payables	890
Other payables and accrued expenses	54
Collateral on securities loaned, at value	88,077
Total liabilities		96,191

Net Assets		$ 4,392,946
Net Assets consist of:
Paid in capital		$ 5,426,375
Undistributed net investment income		10,281
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,006,409)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(37,301)
Net Assets		$ 4,392,946

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	July 31, 2010

Leveraged Company Stock: Net Asset Value, offering price and redemption price per share ($3,983,012 ÷ 169,456 shares)	$ 23.50

Class K: Net Asset Value, offering price and redemption price per share ($409,934 ÷ 17,427 shares)	$ 23.52

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends (including $2,831 earned from other affiliated issuers)		$ 33,063
Interest		19,113
Income from Fidelity Central Funds		850
Total income		53,026

Expenses
Management fee	$ 27,676
Transfer agent fees	10,157
Accounting and security lending fees	1,175
Custodian fees and expenses	60
Independent trustees' compensation	26
Registration fees	106
Audit	63
Legal	38
Miscellaneous	76
Total expenses before reductions	39,377
Expense reductions	(161)	39,216
Net investment income (loss)		13,810
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	189,278
Other affiliated issuers	11,822
Foreign currency transactions	(41)
Capital gain distributions from Fidelity Central Funds	6
Total net realized gain (loss)		201,065
Change in net unrealized appreciation (depreciation) on: Investment securities	593,664
Assets and liabilities in foreign currencies	(16)
Total change in net unrealized appreciation (depreciation)		593,648
Net gain (loss)		794,713
Net increase (decrease) in net assets resulting from operations		$ 808,523

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 13,810	$ 46,155
Net realized gain (loss)	201,065	(1,210,936)
Change in net unrealized appreciation (depreciation)	593,648	(1,921,072)
Net increase (decrease) in net assets resulting from operations	808,523	(3,085,853)
Distributions to shareholders from net investment income	(23,690)	(31,749)
Distributions to shareholders from net realized gain	-	(63,967)
Total distributions	(23,690)	(95,716)
Share transactions - net increase (decrease)	(373,729)	(872,099)
Redemption fees	970	2,433
Total increase (decrease) in net assets	412,074	(4,051,235)

Net Assets
Beginning of period	3,980,872	8,032,107
End of period (including undistributed net investment income of $10,281 and undistributed net investment income of $21,357, respectively)	$ 4,392,946	$ 3,980,872

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Leveraged Company Stock

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 19.55	$ 31.09	$ 33.78	$ 28.07	$ 25.48
Income from Investment Operations
Net investment income (loss) B	.07	.21	.14	.44 E	.16
Net realized and unrealized gain (loss)	3.99	(11.37)	(1.06)	6.78	3.04
Total from investment operations	4.06	(11.16)	(.92)	7.22	3.20
Distributions from net investment income	(.11)	(.14)	(.39)	(.12)	(.21)
Distributions from net realized gain	-	(.25)	(1.39)	(1.40)	(.41)
Total distributions	(.11)	(.39)	(1.78)	(1.52)	(.62)
Redemption fees added to paid in capital B	- G	.01	.01	.01	.01
Net asset value, end of period	$ 23.50	$ 19.55	$ 31.09	$ 33.78	$ 28.07
Total Return A	20.84%	(35.99)%	(2.76)%	27.08%	12.80%
Ratios to Average Net Assets C, F
Expenses before reductions	.88%	.92%	.83%	.83%	.86%
Expenses net of fee waivers, if any	.88%	.92%	.83%	.83%	.86%
Expenses net of all reductions	.88%	.92%	.83%	.83%	.85%
Net investment income (loss)	.29%	1.17%	.44%	1.43% E	.60%
Supplemental Data
Net assets, end of period (in millions)	$ 3,983	$ 3,714	$ 8,032	$ 7,830	$ 4,174
Portfolio turnover rate D	21%	34%	30%	20%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.26 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .59%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.56	$ 31.11	$ 34.10
Income from Investment Operations
Net investment income (loss) D	.11	.21	.05
Net realized and unrealized gain (loss)	4.00	(11.35)	(3.04)
Total from investment operations	4.11	(11.14)	(2.99)
Distributions from net investment income	(.15)	(.17)	-
Distributions from net realized gain	-	(.25)	-
Total distributions	(.15)	(.42)	-
Redemption fees added to paid in capital D	- I	.01	- I
Net asset value, end of period	$ 23.52	$ 19.56	$ 31.11
Total Return B, C	21.09%	(35.86)%	(8.77)%
Ratios to Average Net Assets E, H
Expenses before reductions	.70%	.71%	.70% A
Expenses net of fee waivers, if any	.70%	.71%	.70% A
Expenses net of all reductions	.69%	.71%	.70% A
Net investment income (loss)	.47%	1.39%	.58% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 409,934	$ 267,351	$ 91
Portfolio turnover rate F	21%	34%	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leveraged Company Stock and Class K, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between Leveraged Company Stock and Class K to eligible shareholders of Leveraged Company Stock. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds and floating rate loans, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 806,591
Gross unrealized depreciation	(857,720)
Net unrealized appreciation (depreciation)	$ (51,129)

Tax Cost	$ 4,525,980

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,572
Capital loss carryforward	$ (988,870)
Net unrealized appreciation (depreciation)	$ (51,131)

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 23,690	$ 47,101
Long-term Capital Gains	-	48,615
Total	$ 23,690	$ 95,716

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Operating Policies - continued

Loans and Other Direct Debt Instruments. The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $916,790 and $1,229,143, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .61% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Leveraged Company Stock	$ 9,954.24
Class K	203.05
	$ 10,157

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6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $72 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $449.

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Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Leveraged Company Stock	$ 21,247	$ 30,127
Class K	2,443	1,622
Total	$ 23,690	$ 31,749
From net realized gain
Leveraged Company Stock	$ -	$ 63,966
Class K	-	1
Total	$ -	$ 63,967

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Leveraged Company Stock
Shares sold	36,532	52,607	$ 843,196	$ 972,232
Conversion to Class K	(2,316)	(12,957)	(48,185)	(289,406)
Reinvestment of distributions	940	3,995	20,361	89,681
Shares redeemed	(55,646)	(112,023)	(1,272,555)	(1,955,126)
Net increase (decrease)	(20,490)	(68,378)	$ (457,183)	$ (1,182,619)
Class K
Shares sold	5,965	6,741	$ 138,844	$ 105,087
Conversion from Leveraged Company Stock	2,315	12,954	48,185	289,406
Reinvestment of distributions	113	118	2,443	1,623
Shares redeemed	(4,631)	(6,151)	(106,018)	(85,596)
Net increase (decrease)	3,762	13,662	$ 83,454	$ 310,520

A Conversion transactions for Class K and Leveraged Company Stock are presented for the period August 1, 2009 through August 31, 2009.

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12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Leveraged Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Leveraged Company Stock Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Leveraged Company Stock Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-
present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-
present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-
2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

Class K designates 73% of the dividends distributed in September, and 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Leveraged Company Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Leveraged Company Stock Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the first quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Leveraged Company Stock Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

LSF-K-UANN-0910
1.863381.101

Fidelity®

OTC

Portfolio

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	16.19%	4.57%	-2.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 15.05%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: During the past year, the fund's Retail Class shares returned 16.19%, topping the Nasdaq Composite Index. Versus the index, stock picking in the transportation segment of industrials helped, as did security selection in consumer discretionary, financials and health care. At the stock level, UAL, parent company of United Airlines, was the fund's top relative contributor, with our holdings in the stock more than tripling in price. Other contributors included wireless carrier Sprint Nextel - a large out-of-index position - Starent Networks, a provider of equipment to manage mobile data, which was acquired in December; yoga-inspired women's apparel retailer lululemon athletica; and computer/consumer electronics maker Apple, by far the fund's largest holding at period end. Underweighting biotech company Gilead Sciences also bolstered results. Conversely, my picks in information technology and energy hurt. The largest relative detractor was smart phone manufacturer Palm, which had good products but suffered from operational miscues and undercapitalization, and was acquired in July. Graphics chip producer NVIDIA, China-based online game provider Perfect World and solar power components makers First Solar and MEMC Electronic Materials - the latter of which I sold - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
OTC	1.02%
Actual		$ 1,000.00	$ 1,050.70	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.74	$ 5.11
Class K	.88%
Actual		$ 1,000.00	$ 1,051.40	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.4	6.3
Microsoft Corp.	4.8	8.1
Google, Inc. Class A	4.6	4.7
Cisco Systems, Inc.	3.7	1.3
Sprint Nextel Corp.	3.3	2.5
Oracle Corp.	3.2	3.4
QUALCOMM, Inc.	2.4	2.5
Rackspace Hosting, Inc.	2.4	0.2
Amazon.com, Inc.	1.9	1.8
NVIDIA Corp.	1.9	2.3
	36.6
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	53.6	50.1
Health Care	13.5	17.0
Consumer Discretionary	11.2	11.1
Financials	7.8	8.5
Industrials	5.6	5.6
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 100.3%		Stocks 99.7%
	Short-Term Investments and Net Other Assets † (0.3)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	10.6%	** Foreign investments	10.4%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW) ADR	518,800	$ 9,302
Diversified Consumer Services - 0.8%
Coinstar, Inc. (a)	264,600	12,039
Strayer Education, Inc. (d)	156,203	37,395
		49,434
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	569,500	14,522
Ctrip.com International Ltd. sponsored ADR (a)	175,000	7,046
Starbucks Corp.	1,680,000	41,748
Wyndham Worldwide Corp.	335,400	8,563
Wynn Resorts Ltd.	148,400	13,012
		84,891
Household Durables - 0.9%
iRobot Corp. (a)(d)(e)	1,688,286	34,374
Lennar Corp. Class A	231,900	3,425
Pulte Group, Inc. (a)	598,300	5,253
Techtronic Industries Co. Ltd.	14,996,500	12,376
		55,428
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	978,600	115,367
Expedia, Inc.	598,200	13,567
Netflix, Inc. (a)	250,500	25,689
		154,623
Media - 1.9%
Comcast Corp. Class A	2,109,900	41,080
DIRECTV (a)	936,700	34,808
Discovery Communications, Inc. (a)	208,000	8,031
Lamar Advertising Co. Class A (a)	829,600	22,690
Liberty Global, Inc. Class A (a)(d)	351,800	10,290
		116,899
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	1,174,300	44,482
Citi Trends, Inc. (a)	564,437	17,718
Coldwater Creek, Inc. (a)(d)	1,949,900	7,644
O'Reilly Automotive, Inc. (a)	408,700	20,141
Staples, Inc.	454,700	9,244
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	224,900	$ 5,681
Urban Outfitters, Inc. (a)	369,900	11,896
		116,806
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	769,300	39,150
lululemon athletica, Inc. (a)(d)	826,473	34,282
Polo Ralph Lauren Corp. Class A	186,600	14,743
		88,175
TOTAL CONSUMER DISCRETIONARY		675,558
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Hansen Natural Corp. (a)	139,400	5,839
Food & Staples Retailing - 0.4%
Whole Foods Market, Inc. (a)	629,400	23,898
TOTAL CONSUMER STAPLES		29,737
ENERGY - 1.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	170,300	8,220
ION Geophysical Corp. (a)	3,241,700	14,231
Oceaneering International, Inc. (a)	128,900	6,378
Schlumberger Ltd.	395,400	23,590
T-3 Energy Services, Inc. (a)	639,200	16,210
Weatherford International Ltd. (a)	978,900	15,858
		84,487
Oil, Gas & Consumable Fuels - 0.4%
Carrizo Oil & Gas, Inc. (a)	678,600	13,307
Massey Energy Co.	233,000	7,125
Rosetta Resources, Inc. (a)	144,600	3,191
		23,623
TOTAL ENERGY		108,110
FINANCIALS - 7.8%
Commercial Banks - 5.0%
Associated Banc-Corp.	2,125,900	28,891
Banco Santander SA sponsored ADR	843,300	10,769
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
CVB Financial Corp. (d)	628,500	$ 6,398
FirstMerit Corp.	1,075,500	21,198
Fulton Financial Corp.	121,300	1,105
Huntington Bancshares, Inc.	7,826,500	47,429
National Penn Bancshares, Inc.	1,094,600	7,290
Popular, Inc. (a)	3,821,800	10,969
Regions Financial Corp.	1,587,600	11,637
Susquehanna Bancshares, Inc., Pennsylvania	144,100	1,246
SVB Financial Group (a)	376,700	16,270
Wells Fargo & Co.	3,461,200	95,979
Zions Bancorporation	1,792,900	39,784
		298,965
Diversified Financial Services - 1.7%
Citigroup, Inc. (a)	16,050,700	65,808
CME Group, Inc.	88,500	24,674
JPMorgan Chase & Co.	269,300	10,847
NBH Holdings Corp. Class A (a)(f)	110,800	2,161
		103,490
Insurance - 0.5%
CNinsure, Inc. ADR (d)	507,200	11,960
Genworth Financial, Inc. Class A (a)	1,000,000	13,580
Protective Life Corp.	284,700	6,403
		31,943
Thrifts & Mortgage Finance - 0.6%
First Niagara Financial Group, Inc.	1,280,500	17,172
The PMI Group, Inc. (a)	749,300	2,345
Washington Federal, Inc.	965,870	16,806
		36,323
TOTAL FINANCIALS		470,721
HEALTH CARE - 13.5%
Biotechnology - 8.2%
Alexion Pharmaceuticals, Inc. (a)	817,860	44,459
Allos Therapeutics, Inc. (a)(d)	1,542,800	7,436
Alnylam Pharmaceuticals, Inc. (a)	574,300	8,816
Amgen, Inc. (a)	1,269,300	69,215
Amylin Pharmaceuticals, Inc. (a)	1,544,809	29,228
ARIAD Pharmaceuticals, Inc. (a)	2,536,300	8,116
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	728,600	$ 15,920
Cephalon, Inc. (a)	129,900	7,372
Cepheid, Inc. (a)	678,900	11,236
Dendreon Corp. (a)	1,283,600	42,243
Genzyme Corp. (a)	709,100	49,325
Gilead Sciences, Inc. (a)	1,164,600	38,804
Human Genome Sciences, Inc. (a)	2,523,612	65,462
ImmunoGen, Inc. (a)	297,309	2,804
Inhibitex, Inc. (a)(d)	2,000,000	3,780
InterMune, Inc. (a)	528,037	5,154
Isis Pharmaceuticals, Inc. (a)	1,523,949	15,072
NPS Pharmaceuticals, Inc. (a)	1,127,600	7,803
OREXIGEN Therapeutics, Inc. (a)(d)	1,970,400	10,246
Pharmasset, Inc. (a)	179,000	4,835
Seattle Genetics, Inc. (a)	1,465,403	17,849
Targacept, Inc. (a)	226,549	4,900
Vertex Pharmaceuticals, Inc. (a)	713,988	24,033
		494,108
Health Care Equipment & Supplies - 2.7%
Abiomed, Inc. (a)(d)	1,512,372	16,772
AGA Medical Holdings, Inc.	318,300	4,612
Alphatec Holdings, Inc. (a)(e)	5,168,467	21,863
Mako Surgical Corp. (a)(d)	1,184,063	12,989
Masimo Corp.	557,600	12,869
NuVasive, Inc. (a)	591,000	19,367
Thoratec Corp. (a)	1,926,815	70,868
		159,340
Health Care Providers & Services - 0.0%
Accretive Health, Inc.	77,300	919
Health Care Technology - 0.4%
athenahealth, Inc. (a)(d)	373,800	10,380
SXC Health Solutions Corp. (a)	224,200	15,363
		25,743
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (a)	1,177,192	52,774
Illumina, Inc.:
warrants 11/20/10 (a)(g)	709,552	8,290
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Illumina, Inc.: - continued
warrants 1/19/11 (a)(g)	905,834	$ 10,586
QIAGEN NV (a)	833,400	15,601
		87,251
Pharmaceuticals - 0.7%
Elan Corp. PLC sponsored ADR (a)	1,562,051	7,451
Teva Pharmaceutical Industries Ltd. sponsored ADR	732,373	35,776
		43,227
TOTAL HEALTH CARE		810,588
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.5%
AeroVironment, Inc. (a)(d)	570,051	13,630
BE Aerospace, Inc. (a)	299,300	8,799
Precision Castparts Corp.	81,300	9,934
		32,363
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	355,200	23,159
Airlines - 2.2%
Continental Airlines, Inc. Class B (a)	1,012,684	25,337
Delta Air Lines, Inc. (a)	2,276,600	27,046
UAL Corp. (a)(d)	3,355,200	79,652
		132,035
Construction & Engineering - 0.8%
Fluor Corp.	201,400	9,726
Foster Wheeler AG (a)	1,081,900	24,905
Jacobs Engineering Group, Inc. (a)	392,800	14,365
		48,996
Electrical Equipment - 0.1%
Fushi Copperweld, Inc. (a)	742,900	6,285
Machinery - 1.2%
Altra Holdings, Inc. (a)	387,800	5,623
Bucyrus International, Inc. Class A	455,500	28,341
PACCAR, Inc.	829,999	38,031
		71,995
Road & Rail - 0.1%
Saia, Inc. (a)	300,000	4,530
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.3%
DXP Enterprises, Inc. (a)	312,715	$ 6,420
Interline Brands, Inc. (a)	409,400	7,406
Rush Enterprises, Inc. Class A (a)	258,100	3,856
		17,682
TOTAL INDUSTRIALS		337,045
INFORMATION TECHNOLOGY - 53.6%
Communications Equipment - 8.0%
Acme Packet, Inc. (a)	279,300	7,893
Cisco Systems, Inc. (a)	9,624,500	222,037
QUALCOMM, Inc.	3,824,500	145,637
Research In Motion Ltd. (a)	1,057,000	60,809
Riverbed Technology, Inc. (a)	972,750	36,079
ViaSat, Inc. (a)	239,200	8,645
		481,100
Computers & Peripherals - 10.8%
Apple, Inc. (a)	1,967,900	506,240
Hewlett-Packard Co.	317,300	14,608
HTC Corp.	1,177,850	21,651
Isilon Systems, Inc. (a)	1,275,983	22,381
NetApp, Inc. (a)	1,487,900	62,938
SanDisk Corp. (a)	465,950	20,362
Seagate Technology (a)	202,500	2,541
		650,721
Electronic Equipment & Components - 0.5%
FLIR Systems, Inc. (a)	925,100	27,531
Prime View International Co. Ltd. sponsored GDR (a)(f)	44,300	643
		28,174
Internet Software & Services - 8.6%
eBay, Inc. (a)	3,217,600	67,280
Google, Inc. Class A (a)	565,681	274,270
LogMeIn, Inc.	806,653	22,990
Monster Worldwide, Inc. (a)	231,100	3,171
OpenTable, Inc. (a)	135,800	6,070
Rackspace Hosting, Inc. (a)(d)(e)	7,614,300	142,387
		516,168
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	1,498,845	81,777
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Echo Global Logistics, Inc. (d)	242,900	$ 2,905
hiSoft Technology International Ltd. ADR (a)	416,300	4,996
iGate Corp.	883,762	15,687
MasterCard, Inc. Class A	68,800	14,451
Visa, Inc. Class A	166,600	12,220
		132,036
Semiconductors & Semiconductor Equipment - 8.5%
Advanced Micro Devices, Inc. (a)(d)	6,634,400	49,692
Amkor Technology, Inc. (a)(d)	1,614,027	9,313
ASML Holding NV	1,087,100	34,994
Cree, Inc. (a)	173,900	12,319
Cypress Semiconductor Corp. (a)	803,050	8,512
First Solar, Inc. (a)(d)	158,036	19,826
Intel Corp.	3,006,900	61,942
Lam Research Corp. (a)	1,180,500	49,805
Marvell Technology Group Ltd. (a)	2,755,300	41,109
Mellanox Technologies Ltd. (a)	1,234,551	20,568
Micron Technology, Inc. (a)	3,758,400	27,361
Monolithic Power Systems, Inc. (a)	761,400	13,416
NVIDIA Corp. (a)	12,415,981	114,103
Standard Microsystems Corp. (a)	400,400	8,817
Varian Semiconductor Equipment Associates, Inc. (a)	454,449	12,843
Volterra Semiconductor Corp. (a)	1,261,000	28,398
		513,018
Software - 15.0%
Adobe Systems, Inc. (a)	1,061,500	30,486
ArcSight, Inc. (a)	497,712	12,448
Ariba, Inc. (a)	1,350,596	21,569
Autonomy Corp. PLC (a)	846,800	21,678
Blackboard, Inc. (a)(d)	322,300	12,238
BMC Software, Inc. (a)	150,200	5,344
Check Point Software Technologies Ltd. (a)	1,371,800	46,669
Concur Technologies, Inc. (a)	468,100	21,664
DemandTec, Inc. (a)(d)	1,093,333	7,358
Fortinet, Inc. (d)	928,200	16,717
Gameloft (a)(e)	7,439,224	36,748
Informatica Corp. (a)	316,000	9,521
Microsoft Corp.	11,204,700	289,193
NCsoft Corp.	12,542	1,994
Oracle Corp.	8,187,200	193,545
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Pegasystems, Inc. (d)	422,800	$ 13,005
Perfect World Co. Ltd. sponsored ADR Class B (a)(d)	4,389,629	102,542
QLIK Technologies, Inc.	21,500	309
SuccessFactors, Inc. (a)	743,907	15,109
Taleo Corp. Class A (a)	1,416,922	34,856
TiVo, Inc. (a)	1,455,675	12,490
		905,483
TOTAL INFORMATION TECHNOLOGY		3,226,700
MATERIALS - 1.9%
Chemicals - 1.9%
Celanese Corp. Class A	179,000	5,028
CF Industries Holdings, Inc.	158,600	12,877
Dow Chemical Co.	1,724,100	47,120
LyondellBasell Industries NV Class A (a)	1,066,000	19,188
Monsanto Co.	400,400	23,159
Solutia, Inc. (a)	335,589	4,735
		112,107
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 0.6%
Cbeyond, Inc. (a)	468,590	7,137
Global Crossing Ltd. (a)	2,495,900	28,878
		36,015
Wireless Telecommunication Services - 3.8%
Clearwire Corp. Class A (a)(d)	4,597,125	32,088
Sprint Nextel Corp. (a)	43,291,456	197,842
		229,930
TOTAL TELECOMMUNICATION SERVICES		265,945
TOTAL COMMON STOCKS (Cost $6,011,434)		6,036,511
Money Market Funds - 3.8%

Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c) (Cost $228,193)	228,192,564	228,193
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $11,095)	$ 11,095	$ 11,095
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $6,250,722)		6,275,799
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(259,403)
NET ASSETS - 100%		$ 6,016,396
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,804,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,876,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Illumina, Inc. warrants 11/20/10	11/21/05	$ -
Illumina, Inc. warrants 1/19/11	1/18/06	$ -
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$11,095,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 4,433
Banc of America Securities LLC	1,677
Barclays Capital, Inc.	4,985
$ 11,095
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 36
Fidelity Securities Lending Cash Central Fund	1,676
Total	$ 1,712
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Abiomed, Inc.	$ 7,555	$ 15,198	$ 9,435	$ -	$ -
AeroVironment, Inc.	-	53,295	30,372	-	-
Alphatec Holdings, Inc.	-	28,809	108	-	21,863
Citi Trends, Inc.	18,823	15,921	18,783	-	-
Gameloft	23,134	9,008	1,102	-	36,748
iRobot Corp.	-	22,455	1,013	-	34,374
Rackspace Hosting, Inc.	-	146,593	13,066	-	142,387
Volterra Semiconductor Corp.	20,371	1,413	1,428	-	-
Total	$ 69,883	$ 292,692	$ 75,307	$ -	$ 235,372
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 675,558	$ 675,558	$ -	$ -
Consumer Staples	29,737	29,737	-	-
Energy	108,110	108,110	-	-
Financials	470,721	468,560	-	2,161
Health Care	810,588	791,712	18,876	-
Industrials	337,045	337,045	-	-
Information Technology	3,226,700	3,226,700	-	-
Materials	112,107	112,107	-	-
Telecommunication Services	265,945	265,945	-	-
Money Market Funds	228,193	228,193	-	-
Cash Equivalents	11,095	-	11,095	-
Total Investments in Securities:	$ 6,275,799	$ 6,243,667	$ 29,971	$ 2,161
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(24)
Total Unrealized Gain (Loss)	(55)
Cost of Purchases	2,834
Proceeds of Sales	(594)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,161
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (55)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Cayman Islands	2.1%
Israel	1.7%
Canada	1.2%
Bermuda	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,651,048,000 of which $1,249,895,000 and $401,153,000 will expire on July 31, 2011 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $223,384 and repurchase agreements of $11,095) - See accompanying schedule: Unaffiliated issuers (cost $5,807,296)	$ 5,812,234
Fidelity Central Funds (cost $228,193)	228,193
Other affiliated issuers (cost $215,233)	235,372
Total Investments (cost $6,250,722)		$ 6,275,799
Foreign currency held at value (cost $90)		90
Receivable for investments sold		41,068
Receivable for fund shares sold		4,621
Dividends receivable		1,468
Distributions receivable from Fidelity Central Funds		108
Other receivables		964
Total assets		6,324,118

Liabilities
Payable for investments purchased	$ 64,818
Payable for fund shares redeemed	9,950
Accrued management fee	3,516
Other affiliated payables	1,042
Other payables and accrued expenses	203
Collateral on securities loaned, at value	228,193
Total liabilities		307,722

Net Assets		$ 6,016,396
Net Assets consist of:
Paid in capital		$ 7,719,105
Accumulated net investment loss		(112)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,727,624)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,027
Net Assets		$ 6,016,396

OTC: Net Asset Value, offering price and redemption price per share ($5,080,140 ÷ 112,882 shares)		$ 45.00

Class K: Net Asset Value, offering price and redemption price per share ($936,256 ÷ 20,717 shares)		$ 45.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 29,847
Interest		1
Income from Fidelity Central Funds (including $1,676 from security lending)		1,712
Total income		31,560

Expenses
Management fee Basic fee	$ 36,461
Performance adjustment	12,387
Transfer agent fees	11,777
Accounting and security lending fees	1,257
Custodian fees and expenses	203
Independent trustees' compensation	36
Registration fees	153
Audit	77
Legal	30
Interest	16
Miscellaneous	91
Total expenses before reductions	62,488
Expense reductions	(1,271)	61,217
Net investment income (loss)		(29,657)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,044,884
Other affiliated issuers	9,014
Foreign currency transactions	79
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		1,053,989
Change in net unrealized appreciation (depreciation) on: Investment securities	(204,417)
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		(204,398)
Net gain (loss)		849,591
Net increase (decrease) in net assets resulting from operations		$ 819,934

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,657)	$ (15,605)
Net realized gain (loss)	1,053,989	(679,506)
Change in net unrealized appreciation (depreciation)	(204,398)	(298,374)
Net increase (decrease) in net assets resulting from operations	819,934	(993,485)
Share transactions - net increase (decrease)	30,686	(711,460)
Total increase (decrease) in net assets	850,620	(1,704,945)

Net Assets
Beginning of period	5,165,776	6,870,721
End of period (including accumulated net investment loss of $112 and accumulated net investment loss of $108, respectively)	$ 6,016,396	$ 5,165,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 38.73	$ 44.66	$ 47.09	$ 34.70	$ 35.99
Income from Investment Operations
Net investment income (loss) B	(.23)	(.12)	(.20)	(.19)	(.10) E
Net realized and unrealized gain (loss)	6.50	(5.81)	(2.23)	12.58	(1.19)
Total from investment operations	6.27	(5.93)	(2.43)	12.39	(1.29)
Net asset value, end of period	$ 45.00	$ 38.73	$ 44.66	$ 47.09	$ 34.70
Total Return A	16.19%	(13.28)%	(5.16)%	35.71%	(3.58)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.13%	1.06%	.96%	.80%
Expenses net of fee waivers, if any	1.06%	1.13%	1.06%	.96%	.80%
Expenses net of all reductions	1.04%	1.13%	1.05%	.95%	.75%
Net investment income (loss)	(.51)%	(.37)%	(.42)%	(.45)%	(.26)% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,080	$ 4,677	$ 6,871	$ 8,778	$ 7,370
Portfolio turnover rate D	163%	151%	145%	121%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34%).

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	6.52	(5.80)	(3.06)
Total from investment operations	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.90%	.92%	.91% A
Expenses net of all reductions	.88%	.92%	.91% A
Net investment income (loss)	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between OTC and Class K to eligible shareholders of OTC. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 634,723
Gross unrealized depreciation	(686,222)
Net unrealized appreciation (depreciation)	$ (51,499)

Tax Cost	$ 6,327,298

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,651,048)
Net unrealized appreciation (depreciation)	$ (51,548)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,619,611 and $9,543,935, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..82% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 11,397.22
Class K	380.05
	$ 11,777

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $231 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,593.42%		$ 16

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,750. The weighted average interest rate was .62%. The interest expense amounted to two hundred thirty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,271 for the period.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
OTC
Shares sold	27,879	30,393	$ 1,242,349	$ 1,008,444
Conversion to Class K	(520)	(11,534)	(20,492)	(344,688)
Shares redeemed	(35,233)	(51,952)	(1,562,257)	(1,755,471)
Net increase (decrease)	(7,874)	(33,093)	$ (340,400)	$ (1,091,715)
Class K
Shares sold	11,838	2,992	$ 538,757	$ 95,604
Conversion from OTC	518	11,521	20,492	344,688
Shares redeemed	(4,224)	(1,930)	(188,163)	(60,037)
Net increase (decrease)	8,132	12,583	$ 371,086	$ 380,255

A Conversion transactions for Class K and OTC are presented for the period August 1, 2009 through August 31, 2009

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-
present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005- present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006- 2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-
present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008- present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

OTC-UANN-0910
1.789250.107

Fidelity®

OTC

Portfolio -
Class K

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Past 10 years
Class KA	16.38%	4.66%	-2.28%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® OTC Portfolio, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio - Class K on July 31, 2000. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite® Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 15.05%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Gavin Baker, Portfolio Manager of Fidelity® OTC Portfolio: During the past year, the fund's Class K shares returned 16.38%, topping the Nasdaq Composite Index. Versus the index, stock picking in the transportation segment of industrials helped, as did security selection in consumer discretionary, financials and health care. At the stock level, UAL, parent company of United Airlines, was the fund's top relative contributor, with our holdings in the stock more than tripling in price. Other contributors included wireless carrier Sprint Nextel - a large out-of-index position - Starent Networks, a provider of equipment to manage mobile data, which was acquired in December; yoga-inspired women's apparel retailer lululemon athletica; and computer/consumer electronics maker Apple, by far the fund's largest holding at period end. Underweighting biotech company Gilead Sciences also bolstered results. Conversely, my picks in information technology and energy hurt. The largest relative detractor was smart phone manufacturer Palm, which had good products but suffered from operational miscues and undercapitalization, and was acquired in July. Graphics chip producer NVIDIA, China-based online game provider Perfect World and solar power components makers First Solar and MEMC Electronic Materials - the latter of which I sold - also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
OTC	1.02%
Actual		$ 1,000.00	$ 1,050.70	$ 5.19
HypotheticalA		$ 1,000.00	$ 1,019.74	$ 5.11
Class K	.88%
Actual		$ 1,000.00	$ 1,051.40	$ 4.48
HypotheticalA		$ 1,000.00	$ 1,020.43	$ 4.41

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.4	6.3
Microsoft Corp.	4.8	8.1
Google, Inc. Class A	4.6	4.7
Cisco Systems, Inc.	3.7	1.3
Sprint Nextel Corp.	3.3	2.5
Oracle Corp.	3.2	3.4
QUALCOMM, Inc.	2.4	2.5
Rackspace Hosting, Inc.	2.4	0.2
Amazon.com, Inc.	1.9	1.8
NVIDIA Corp.	1.9	2.3
	36.6
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	53.6	50.1
Health Care	13.5	17.0
Consumer Discretionary	11.2	11.1
Financials	7.8	8.5
Industrials	5.6	5.6
Asset Allocation (% of fund's net assets)
As of July 31, 2010 *		As of January 31, 2010 **
	Stocks 100.3%		Stocks 99.7%
	Short-Term Investments and Net Other Assets † (0.3)%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	10.6%	** Foreign investments	10.4%

† Short-Term Investments and Net Other Assets are not included in the pie chart.

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 100.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 11.2%
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW) ADR	518,800	$ 9,302
Diversified Consumer Services - 0.8%
Coinstar, Inc. (a)	264,600	12,039
Strayer Education, Inc. (d)	156,203	37,395
		49,434
Hotels, Restaurants & Leisure - 1.4%
BJ's Restaurants, Inc. (a)	569,500	14,522
Ctrip.com International Ltd. sponsored ADR (a)	175,000	7,046
Starbucks Corp.	1,680,000	41,748
Wyndham Worldwide Corp.	335,400	8,563
Wynn Resorts Ltd.	148,400	13,012
		84,891
Household Durables - 0.9%
iRobot Corp. (a)(d)(e)	1,688,286	34,374
Lennar Corp. Class A	231,900	3,425
Pulte Group, Inc. (a)	598,300	5,253
Techtronic Industries Co. Ltd.	14,996,500	12,376
		55,428
Internet & Catalog Retail - 2.6%
Amazon.com, Inc. (a)	978,600	115,367
Expedia, Inc.	598,200	13,567
Netflix, Inc. (a)	250,500	25,689
		154,623
Media - 1.9%
Comcast Corp. Class A	2,109,900	41,080
DIRECTV (a)	936,700	34,808
Discovery Communications, Inc. (a)	208,000	8,031
Lamar Advertising Co. Class A (a)	829,600	22,690
Liberty Global, Inc. Class A (a)(d)	351,800	10,290
		116,899
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	1,174,300	44,482
Citi Trends, Inc. (a)	564,437	17,718
Coldwater Creek, Inc. (a)(d)	1,949,900	7,644
O'Reilly Automotive, Inc. (a)	408,700	20,141
Staples, Inc.	454,700	9,244
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	224,900	$ 5,681
Urban Outfitters, Inc. (a)	369,900	11,896
		116,806
Textiles, Apparel & Luxury Goods - 1.5%
Deckers Outdoor Corp. (a)	769,300	39,150
lululemon athletica, Inc. (a)(d)	826,473	34,282
Polo Ralph Lauren Corp. Class A	186,600	14,743
		88,175
TOTAL CONSUMER DISCRETIONARY		675,558
CONSUMER STAPLES - 0.5%
Beverages - 0.1%
Hansen Natural Corp. (a)	139,400	5,839
Food & Staples Retailing - 0.4%
Whole Foods Market, Inc. (a)	629,400	23,898
TOTAL CONSUMER STAPLES		29,737
ENERGY - 1.8%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	170,300	8,220
ION Geophysical Corp. (a)	3,241,700	14,231
Oceaneering International, Inc. (a)	128,900	6,378
Schlumberger Ltd.	395,400	23,590
T-3 Energy Services, Inc. (a)	639,200	16,210
Weatherford International Ltd. (a)	978,900	15,858
		84,487
Oil, Gas & Consumable Fuels - 0.4%
Carrizo Oil & Gas, Inc. (a)	678,600	13,307
Massey Energy Co.	233,000	7,125
Rosetta Resources, Inc. (a)	144,600	3,191
		23,623
TOTAL ENERGY		108,110
FINANCIALS - 7.8%
Commercial Banks - 5.0%
Associated Banc-Corp.	2,125,900	28,891
Banco Santander SA sponsored ADR	843,300	10,769
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Commercial Banks - continued
CVB Financial Corp. (d)	628,500	$ 6,398
FirstMerit Corp.	1,075,500	21,198
Fulton Financial Corp.	121,300	1,105
Huntington Bancshares, Inc.	7,826,500	47,429
National Penn Bancshares, Inc.	1,094,600	7,290
Popular, Inc. (a)	3,821,800	10,969
Regions Financial Corp.	1,587,600	11,637
Susquehanna Bancshares, Inc., Pennsylvania	144,100	1,246
SVB Financial Group (a)	376,700	16,270
Wells Fargo & Co.	3,461,200	95,979
Zions Bancorporation	1,792,900	39,784
		298,965
Diversified Financial Services - 1.7%
Citigroup, Inc. (a)	16,050,700	65,808
CME Group, Inc.	88,500	24,674
JPMorgan Chase & Co.	269,300	10,847
NBH Holdings Corp. Class A (a)(f)	110,800	2,161
		103,490
Insurance - 0.5%
CNinsure, Inc. ADR (d)	507,200	11,960
Genworth Financial, Inc. Class A (a)	1,000,000	13,580
Protective Life Corp.	284,700	6,403
		31,943
Thrifts & Mortgage Finance - 0.6%
First Niagara Financial Group, Inc.	1,280,500	17,172
The PMI Group, Inc. (a)	749,300	2,345
Washington Federal, Inc.	965,870	16,806
		36,323
TOTAL FINANCIALS		470,721
HEALTH CARE - 13.5%
Biotechnology - 8.2%
Alexion Pharmaceuticals, Inc. (a)	817,860	44,459
Allos Therapeutics, Inc. (a)(d)	1,542,800	7,436
Alnylam Pharmaceuticals, Inc. (a)	574,300	8,816
Amgen, Inc. (a)	1,269,300	69,215
Amylin Pharmaceuticals, Inc. (a)	1,544,809	29,228
ARIAD Pharmaceuticals, Inc. (a)	2,536,300	8,116
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
BioMarin Pharmaceutical, Inc. (a)	728,600	$ 15,920
Cephalon, Inc. (a)	129,900	7,372
Cepheid, Inc. (a)	678,900	11,236
Dendreon Corp. (a)	1,283,600	42,243
Genzyme Corp. (a)	709,100	49,325
Gilead Sciences, Inc. (a)	1,164,600	38,804
Human Genome Sciences, Inc. (a)	2,523,612	65,462
ImmunoGen, Inc. (a)	297,309	2,804
Inhibitex, Inc. (a)(d)	2,000,000	3,780
InterMune, Inc. (a)	528,037	5,154
Isis Pharmaceuticals, Inc. (a)	1,523,949	15,072
NPS Pharmaceuticals, Inc. (a)	1,127,600	7,803
OREXIGEN Therapeutics, Inc. (a)(d)	1,970,400	10,246
Pharmasset, Inc. (a)	179,000	4,835
Seattle Genetics, Inc. (a)	1,465,403	17,849
Targacept, Inc. (a)	226,549	4,900
Vertex Pharmaceuticals, Inc. (a)	713,988	24,033
		494,108
Health Care Equipment & Supplies - 2.7%
Abiomed, Inc. (a)(d)	1,512,372	16,772
AGA Medical Holdings, Inc.	318,300	4,612
Alphatec Holdings, Inc. (a)(e)	5,168,467	21,863
Mako Surgical Corp. (a)(d)	1,184,063	12,989
Masimo Corp.	557,600	12,869
NuVasive, Inc. (a)	591,000	19,367
Thoratec Corp. (a)	1,926,815	70,868
		159,340
Health Care Providers & Services - 0.0%
Accretive Health, Inc.	77,300	919
Health Care Technology - 0.4%
athenahealth, Inc. (a)(d)	373,800	10,380
SXC Health Solutions Corp. (a)	224,200	15,363
		25,743
Life Sciences Tools & Services - 1.5%
Illumina, Inc. (a)	1,177,192	52,774
Illumina, Inc.:
warrants 11/20/10 (a)(g)	709,552	8,290
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Life Sciences Tools & Services - continued
Illumina, Inc.: - continued
warrants 1/19/11 (a)(g)	905,834	$ 10,586
QIAGEN NV (a)	833,400	15,601
		87,251
Pharmaceuticals - 0.7%
Elan Corp. PLC sponsored ADR (a)	1,562,051	7,451
Teva Pharmaceutical Industries Ltd. sponsored ADR	732,373	35,776
		43,227
TOTAL HEALTH CARE		810,588
INDUSTRIALS - 5.6%
Aerospace & Defense - 0.5%
AeroVironment, Inc. (a)(d)	570,051	13,630
BE Aerospace, Inc. (a)	299,300	8,799
Precision Castparts Corp.	81,300	9,934
		32,363
Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	355,200	23,159
Airlines - 2.2%
Continental Airlines, Inc. Class B (a)	1,012,684	25,337
Delta Air Lines, Inc. (a)	2,276,600	27,046
UAL Corp. (a)(d)	3,355,200	79,652
		132,035
Construction & Engineering - 0.8%
Fluor Corp.	201,400	9,726
Foster Wheeler AG (a)	1,081,900	24,905
Jacobs Engineering Group, Inc. (a)	392,800	14,365
		48,996
Electrical Equipment - 0.1%
Fushi Copperweld, Inc. (a)	742,900	6,285
Machinery - 1.2%
Altra Holdings, Inc. (a)	387,800	5,623
Bucyrus International, Inc. Class A	455,500	28,341
PACCAR, Inc.	829,999	38,031
		71,995
Road & Rail - 0.1%
Saia, Inc. (a)	300,000	4,530
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - 0.3%
DXP Enterprises, Inc. (a)	312,715	$ 6,420
Interline Brands, Inc. (a)	409,400	7,406
Rush Enterprises, Inc. Class A (a)	258,100	3,856
		17,682
TOTAL INDUSTRIALS		337,045
INFORMATION TECHNOLOGY - 53.6%
Communications Equipment - 8.0%
Acme Packet, Inc. (a)	279,300	7,893
Cisco Systems, Inc. (a)	9,624,500	222,037
QUALCOMM, Inc.	3,824,500	145,637
Research In Motion Ltd. (a)	1,057,000	60,809
Riverbed Technology, Inc. (a)	972,750	36,079
ViaSat, Inc. (a)	239,200	8,645
		481,100
Computers & Peripherals - 10.8%
Apple, Inc. (a)	1,967,900	506,240
Hewlett-Packard Co.	317,300	14,608
HTC Corp.	1,177,850	21,651
Isilon Systems, Inc. (a)	1,275,983	22,381
NetApp, Inc. (a)	1,487,900	62,938
SanDisk Corp. (a)	465,950	20,362
Seagate Technology (a)	202,500	2,541
		650,721
Electronic Equipment & Components - 0.5%
FLIR Systems, Inc. (a)	925,100	27,531
Prime View International Co. Ltd. sponsored GDR (a)(f)	44,300	643
		28,174
Internet Software & Services - 8.6%
eBay, Inc. (a)	3,217,600	67,280
Google, Inc. Class A (a)	565,681	274,270
LogMeIn, Inc.	806,653	22,990
Monster Worldwide, Inc. (a)	231,100	3,171
OpenTable, Inc. (a)	135,800	6,070
Rackspace Hosting, Inc. (a)(d)(e)	7,614,300	142,387
		516,168
IT Services - 2.2%
Cognizant Technology Solutions Corp. Class A (a)	1,498,845	81,777
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
Echo Global Logistics, Inc. (d)	242,900	$ 2,905
hiSoft Technology International Ltd. ADR (a)	416,300	4,996
iGate Corp.	883,762	15,687
MasterCard, Inc. Class A	68,800	14,451
Visa, Inc. Class A	166,600	12,220
		132,036
Semiconductors & Semiconductor Equipment - 8.5%
Advanced Micro Devices, Inc. (a)(d)	6,634,400	49,692
Amkor Technology, Inc. (a)(d)	1,614,027	9,313
ASML Holding NV	1,087,100	34,994
Cree, Inc. (a)	173,900	12,319
Cypress Semiconductor Corp. (a)	803,050	8,512
First Solar, Inc. (a)(d)	158,036	19,826
Intel Corp.	3,006,900	61,942
Lam Research Corp. (a)	1,180,500	49,805
Marvell Technology Group Ltd. (a)	2,755,300	41,109
Mellanox Technologies Ltd. (a)	1,234,551	20,568
Micron Technology, Inc. (a)	3,758,400	27,361
Monolithic Power Systems, Inc. (a)	761,400	13,416
NVIDIA Corp. (a)	12,415,981	114,103
Standard Microsystems Corp. (a)	400,400	8,817
Varian Semiconductor Equipment Associates, Inc. (a)	454,449	12,843
Volterra Semiconductor Corp. (a)	1,261,000	28,398
		513,018
Software - 15.0%
Adobe Systems, Inc. (a)	1,061,500	30,486
ArcSight, Inc. (a)	497,712	12,448
Ariba, Inc. (a)	1,350,596	21,569
Autonomy Corp. PLC (a)	846,800	21,678
Blackboard, Inc. (a)(d)	322,300	12,238
BMC Software, Inc. (a)	150,200	5,344
Check Point Software Technologies Ltd. (a)	1,371,800	46,669
Concur Technologies, Inc. (a)	468,100	21,664
DemandTec, Inc. (a)(d)	1,093,333	7,358
Fortinet, Inc. (d)	928,200	16,717
Gameloft (a)(e)	7,439,224	36,748
Informatica Corp. (a)	316,000	9,521
Microsoft Corp.	11,204,700	289,193
NCsoft Corp.	12,542	1,994
Oracle Corp.	8,187,200	193,545
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Pegasystems, Inc. (d)	422,800	$ 13,005
Perfect World Co. Ltd. sponsored ADR Class B (a)(d)	4,389,629	102,542
QLIK Technologies, Inc.	21,500	309
SuccessFactors, Inc. (a)	743,907	15,109
Taleo Corp. Class A (a)	1,416,922	34,856
TiVo, Inc. (a)	1,455,675	12,490
		905,483
TOTAL INFORMATION TECHNOLOGY		3,226,700
MATERIALS - 1.9%
Chemicals - 1.9%
Celanese Corp. Class A	179,000	5,028
CF Industries Holdings, Inc.	158,600	12,877
Dow Chemical Co.	1,724,100	47,120
LyondellBasell Industries NV Class A (a)	1,066,000	19,188
Monsanto Co.	400,400	23,159
Solutia, Inc. (a)	335,589	4,735
		112,107
TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 0.6%
Cbeyond, Inc. (a)	468,590	7,137
Global Crossing Ltd. (a)	2,495,900	28,878
		36,015
Wireless Telecommunication Services - 3.8%
Clearwire Corp. Class A (a)(d)	4,597,125	32,088
Sprint Nextel Corp. (a)	43,291,456	197,842
		229,930
TOTAL TELECOMMUNICATION SERVICES		265,945
TOTAL COMMON STOCKS (Cost $6,011,434)		6,036,511
Money Market Funds - 3.8%

Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c) (Cost $228,193)	228,192,564	228,193
Cash Equivalents - 0.2%
	Maturity Amount (000s)	Value (000s)
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $11,095)	$ 11,095	$ 11,095
TOTAL INVESTMENT PORTFOLIO - 104.3% (Cost $6,250,722)		6,275,799
NET OTHER ASSETS (LIABILITIES) - (4.3)%		(259,403)
NET ASSETS - 100%		$ 6,016,396
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,804,000 or 0.0% of net assets.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $18,876,000 or 0.3% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Illumina, Inc. warrants 11/20/10	11/21/05	$ -
Illumina, Inc. warrants 1/19/11	1/18/06	$ -
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value (000s)
$11,095,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 4,433
Banc of America Securities LLC	1,677
Barclays Capital, Inc.	4,985
$ 11,095
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 36
Fidelity Securities Lending Cash Central Fund	1,676
Total	$ 1,712
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Abiomed, Inc.	$ 7,555	$ 15,198	$ 9,435	$ -	$ -
AeroVironment, Inc.	-	53,295	30,372	-	-
Alphatec Holdings, Inc.	-	28,809	108	-	21,863
Citi Trends, Inc.	18,823	15,921	18,783	-	-
Gameloft	23,134	9,008	1,102	-	36,748
iRobot Corp.	-	22,455	1,013	-	34,374
Rackspace Hosting, Inc.	-	146,593	13,066	-	142,387
Volterra Semiconductor Corp.	20,371	1,413	1,428	-	-
Total	$ 69,883	$ 292,692	$ 75,307	$ -	$ 235,372
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 675,558	$ 675,558	$ -	$ -
Consumer Staples	29,737	29,737	-	-
Energy	108,110	108,110	-	-
Financials	470,721	468,560	-	2,161
Health Care	810,588	791,712	18,876	-
Industrials	337,045	337,045	-	-
Information Technology	3,226,700	3,226,700	-	-
Materials	112,107	112,107	-	-
Telecommunication Services	265,945	265,945	-	-
Money Market Funds	228,193	228,193	-	-
Cash Equivalents	11,095	-	11,095	-
Total Investments in Securities:	$ 6,275,799	$ 6,243,667	$ 29,971	$ 2,161
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	(24)
Total Unrealized Gain (Loss)	(55)
Cost of Purchases	2,834
Proceeds of Sales	(594)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,161
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (55)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.4%
Cayman Islands	2.1%
Israel	1.7%
Canada	1.2%
Bermuda	1.2%
Netherlands	1.2%
Others (Individually Less Than 1%)	3.2%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $1,651,048,000 of which $1,249,895,000 and $401,153,000 will expire on July 31, 2011 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $223,384 and repurchase agreements of $11,095) - See accompanying schedule: Unaffiliated issuers (cost $5,807,296)	$ 5,812,234
Fidelity Central Funds (cost $228,193)	228,193
Other affiliated issuers (cost $215,233)	235,372
Total Investments (cost $6,250,722)		$ 6,275,799
Foreign currency held at value (cost $90)		90
Receivable for investments sold		41,068
Receivable for fund shares sold		4,621
Dividends receivable		1,468
Distributions receivable from Fidelity Central Funds		108
Other receivables		964
Total assets		6,324,118

Liabilities
Payable for investments purchased	$ 64,818
Payable for fund shares redeemed	9,950
Accrued management fee	3,516
Other affiliated payables	1,042
Other payables and accrued expenses	203
Collateral on securities loaned, at value	228,193
Total liabilities		307,722

Net Assets		$ 6,016,396
Net Assets consist of:
Paid in capital		$ 7,719,105
Accumulated net investment loss		(112)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,727,624)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		25,027
Net Assets		$ 6,016,396

OTC: Net Asset Value, offering price and redemption price per share ($5,080,140 ÷ 112,882 shares)		$ 45.00

Class K: Net Asset Value, offering price and redemption price per share ($936,256 ÷ 20,717 shares)		$ 45.19

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended July 31, 2010

Investment Income
Dividends		$ 29,847
Interest		1
Income from Fidelity Central Funds (including $1,676 from security lending)		1,712
Total income		31,560

Expenses
Management fee Basic fee	$ 36,461
Performance adjustment	12,387
Transfer agent fees	11,777
Accounting and security lending fees	1,257
Custodian fees and expenses	203
Independent trustees' compensation	36
Registration fees	153
Audit	77
Legal	30
Interest	16
Miscellaneous	91
Total expenses before reductions	62,488
Expense reductions	(1,271)	61,217
Net investment income (loss)		(29,657)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,044,884
Other affiliated issuers	9,014
Foreign currency transactions	79
Capital gain distributions from Fidelity Central Funds	12
Total net realized gain (loss)		1,053,989
Change in net unrealized appreciation (depreciation) on: Investment securities	(204,417)
Assets and liabilities in foreign currencies	19
Total change in net unrealized appreciation (depreciation)		(204,398)
Net gain (loss)		849,591
Net increase (decrease) in net assets resulting from operations		$ 819,934

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (29,657)	$ (15,605)
Net realized gain (loss)	1,053,989	(679,506)
Change in net unrealized appreciation (depreciation)	(204,398)	(298,374)
Net increase (decrease) in net assets resulting from operations	819,934	(993,485)
Share transactions - net increase (decrease)	30,686	(711,460)
Total increase (decrease) in net assets	850,620	(1,704,945)

Net Assets
Beginning of period	5,165,776	6,870,721
End of period (including accumulated net investment loss of $112 and accumulated net investment loss of $108, respectively)	$ 6,016,396	$ 5,165,776

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - OTC

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 38.73	$ 44.66	$ 47.09	$ 34.70	$ 35.99
Income from Investment Operations
Net investment income (loss) B	(.23)	(.12)	(.20)	(.19)	(.10) E
Net realized and unrealized gain (loss)	6.50	(5.81)	(2.23)	12.58	(1.19)
Total from investment operations	6.27	(5.93)	(2.43)	12.39	(1.29)
Net asset value, end of period	$ 45.00	$ 38.73	$ 44.66	$ 47.09	$ 34.70
Total Return A	16.19%	(13.28)%	(5.16)%	35.71%	(3.58)%
Ratios to Average Net Assets C, F
Expenses before reductions	1.06%	1.13%	1.06%	.96%	.80%
Expenses net of fee waivers, if any	1.06%	1.13%	1.06%	.96%	.80%
Expenses net of all reductions	1.04%	1.13%	1.05%	.95%	.75%
Net investment income (loss)	(.51)%	(.37)%	(.42)%	(.45)%	(.26)% E
Supplemental Data
Net assets, end of period (in millions)	$ 5,080	$ 4,677	$ 6,871	$ 8,778	$ 7,370
Portfolio turnover rate D	163%	151%	145%	121%	149%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34%).

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended July 31,	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 38.83	$ 44.68	$ 47.79
Income from Investment Operations
Net investment income (loss) D	(.16)	(.05)	(.05)
Net realized and unrealized gain (loss)	6.52	(5.80)	(3.06)
Total from investment operations	6.36	(5.85)	(3.11)
Net asset value, end of period	$ 45.19	$ 38.83	$ 44.68
Total Return B, C	16.38%	(13.09)%	(6.51)%
Ratios to Average Net Assets E, H
Expenses before reductions	.90%	.92%	.91% A
Expenses net of fee waivers, if any	.90%	.92%	.91% A
Expenses net of all reductions	.88%	.92%	.91% A
Net investment income (loss)	(.35)%	(.17)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 936,256	$ 488,683	$ 93
Portfolio turnover rate F	163%	151%	145%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period May 9, 2008 (commencement of sale of shares) to July 31, 2008.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

(Amounts in thousands except ratios)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. After the commencement of Class K, the Fund began offering conversion privileges between OTC and Class K to eligible shareholders of OTC. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depository Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, net operating losses, capital loss carryforwards, expiring capital loss carryforwards, losses deferred due to wash sales and excise tax regulations

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 634,723
Gross unrealized depreciation	(686,222)
Net unrealized appreciation (depreciation)	$ (51,499)

Tax Cost	$ 6,327,298

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (1,651,048)
Net unrealized appreciation (depreciation)	$ (51,548)

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $9,619,611 and $9,543,935, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, OTC as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was ..82% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
OTC	$ 11,397.22
Class K	380.05
	$ 11,777

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $231 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,593.42%		$ 16

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $23 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

Annual Report

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,750. The weighted average interest rate was .62%. The interest expense amounted to two hundred thirty-three dollars under the bank borrowing program. At period end, there were no bank borrowings outstanding.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,271 for the period.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
OTC
Shares sold	27,879	30,393	$ 1,242,349	$ 1,008,444
Conversion to Class K	(520)	(11,534)	(20,492)	(344,688)
Shares redeemed	(35,233)	(51,952)	(1,562,257)	(1,755,471)
Net increase (decrease)	(7,874)	(33,093)	$ (340,400)	$ (1,091,715)
Class K
Shares sold	11,838	2,992	$ 538,757	$ 95,604
Conversion from OTC	518	11,521	20,492	344,688
Shares redeemed	(4,224)	(1,930)	(188,163)	(60,037)
Net increase (decrease)	8,132	12,583	$ 371,086	$ 380,255

A Conversion transactions for Class K and OTC are presented for the period August 1, 2009 through August 31, 2009

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio:

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity OTC Portfolio as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 22, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007- present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002- 2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008- present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (44)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Group Chief Investments Officer of FMR. Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009- present). Previously, Mr. Hogan served as a portfolio manager.

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008- present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity OTC Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, as available, the cumulative total returns of Class K and the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark").

Annual Report

Fidelity OTC Portfolio

The Board noted that the investment performance of the retail class of the fund (the class with the longer performance record) compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 17% means that 83% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity OTC Portfolio

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

OTC-K-UANN-0910
1.863303.101

Fidelity®

Real Estate Income

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distribution from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity® Real Estate Income Fund	28.29%	3.17%	6.60%

A From February 4, 2003.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity Real Estate Income Fund
S&P 500 Index
20,000
18,000
16,000
14,000
12,000
$10,000
$16,136
$15,076
2003
2004
2005
2006
2007
2008
2009
2010

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12 months ending July 31, 2010, reflected a gradual return to historical norms for investors in real estate stocks and bonds. Commercial property values, which significantly declined in 2008 and early 2009, stabilized and even began to increase modestly, benefiting from very low interest rates and better economic conditions. In addition, the income that commercial properties generated looked reasonable compared with U.S. Treasuries and other bond alternatives. Overall, property-related securities benefited from strengthening fundamentals. For example, in recent months, rents and occupancy rates in apartments and hotels started to improve, while rental rates for office properties stopped going down. For the year, The BofA Merrill Lynch U.S. Real Estate IndexSM - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 22.94%. Real estate investment trusts (REITs) did the best, increasing 48.68%, as measured by the FTSE NAREIT All REIT Index. Both real estate bonds and stocks performed considerably better than the S&P 500® Index, a proxy for the broad U.S. equity market, which returned 13.84%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity® Real Estate Income Fund: For the year, the fund's Retail Class shares returned 28.29%, while the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill Lynch U.S. Real Estate Index and the FTSE NAREIT index, respectively - returned 33.67%. Overall, however, I'm pleased to have helped shareholders make a very good return in the past year. The fund's much smaller allocation to preferred stocks was the main reason for its underperformance of the Composite index. The fund's common and preferred stocks, real estate bonds and commercial mortgage-backed securities (CMBS) all turned in a healthy double-digit gain. Common stocks did the best, rising nearly 50%, slightly ahead of the FTSE NAREIT index. The portfolio's preferred stocks modestly outpaced the MSCI index's roughly 36% return. My real estate bond investments returned close to 20% overall, slightly lagging the BofA Merrill Lynch index because I tend to favor lower-duration securities - meaning those with less interest-rate sensitivity. The fund's CMBS allocation added nicely to returns. My holdings in this group - about 21% of the portfolio, on average - rose more than 35%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010) for Real Estate Income and for the entire period (April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2010	Expenses Paid During Period
Class A	1.09%
Actual		$ 1,000.00	$ 1,014.60	$ 3.28 B
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 C
Class T	1.17%
Actual		$ 1,000.00	$ 1,014.50	$ 3.52 B
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86 C
Class C	1.86%
Actual		$ 1,000.00	$ 1,012.90	$ 5.59 B
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30 C
Real Estate Income	.93%
Actual		$ 1,000.00	$ 1,093.40	$ 4.83 B
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66 C
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,015.80	$ 2.56 B
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Real Estate Income and multiplied by 108/365 (to reflect the period April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by average account value over the period, multiplied by 181/365 (to reflect one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	1.8	1.9
Acadia Realty Trust (SBI)	1.5	1.2
Equity Lifestyle Properties, Inc.	1.4	1.3
Cypress Sharpridge Investments, Inc.	1.3	0.7
Ventas, Inc.	1.3	1.4
	7.3
Top 5 Bonds as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Lexington Master Ltd. Partnership 5.45% 1/15/27	1.4	2.0
Ventas Realty LP 6.5% 6/1/16	1.1	1.5
Acadia Realty Trust 3.75% 12/15/26	1.1	1.5
Inland Real Estate Corp. 4.625% 11/15/26	1.0	1.0
Omega Healthcare Investors, Inc. 7% 4/1/14	1.0	1.3
	5.6
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	8.9	10.4
REITs - Mortgage	8.7	7.3
REITs - Health Care Facilities	8.3	11.1
REITs - Management/Investment	6.6	7.1
REITs - Apartments	5.0	7.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Common Stocks 23.4%		Common Stocks 20.9%
	Preferred Stocks 8.1%		Preferred Stocks 9.4%
	Bonds 45.1%		Bonds 45.7%
	Convertible Securities 11.8%		Convertible Securities 16.4%
	Other Investments 1.5%		Other Investments 1.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 6.6%
* Foreign investments	2.3%	** Foreign investments	2.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	74,100	$ 3,590,145
Household Durables - 0.4%
Stanley Martin Communities LLC Class B (a)	4,620	3,696,000
TOTAL CONSUMER DISCRETIONARY		7,286,145
FINANCIALS - 21.4%
Capital Markets - 0.2%
HFF, Inc. (a)	271,664	2,379,777
Real Estate Investment Trusts - 21.0%
Acadia Realty Trust (SBI)	853,449	15,822,944
Alexandria Real Estate Equities, Inc.	28,800	2,031,840
AMB Property Corp. (SBI)	248,200	6,195,072
American Campus Communities, Inc.	175,500	5,080,725
Annaly Capital Management, Inc.	523,250	9,104,550
Anworth Mortgage Asset Corp.	1,129,510	7,872,685
Apartment Investment & Management Co. Class A	141,241	3,032,444
Associated Estates Realty Corp.	432,500	5,985,800
AvalonBay Communities, Inc.	48,225	5,067,965
Brandywine Realty Trust (SBI)	191,100	2,170,896
CapLease, Inc.	124,200	608,580
CBL & Associates Properties, Inc.	296,173	4,167,154
Cedar Shopping Centers, Inc.	267,400	1,657,880
Chimera Investment Corp.	255,200	987,624
Cypress Sharpridge Investments, Inc.	1,018,863	13,448,992
Cypress Sharpridge Investments, Inc. (g)	146,458	1,933,246
DCT Industrial Trust, Inc.	413,600	1,939,784
Developers Diversified Realty Corp.	115,000	1,305,250
DiamondRock Hospitality Co.	264,700	2,456,416
Duke Realty LP	362,983	4,341,277
Dynex Capital, Inc.	350,000	3,395,000
Equity Lifestyle Properties, Inc.	266,930	14,128,605
Equity Residential (SBI)	52,200	2,393,370
Excel Trust, Inc. (a)	276,100	3,158,584
Federal Realty Investment Trust (SBI)	22,400	1,751,456
Franklin Street Properties Corp.	90,317	1,102,771
Glimcher Realty Trust	64,600	429,590
Government Properties Income Trust	73,500	2,042,565
Health Care REIT, Inc.	26,200	1,187,122
Highwoods Properties, Inc. (SBI)	106,400	3,331,384
Kimco Realty Corp.	87,800	1,323,146
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Lexington Corporate Properties Trust	30,900	$ 198,687
MFA Financial, Inc.	2,521,581	18,508,390
Monmouth Real Estate Investment Corp. Class A	427,000	3,360,490
National Retail Properties, Inc.	147,900	3,419,448
Nationwide Health Properties, Inc.	138,580	5,185,664
Pebblebrook Hotel Trust (a)	186,300	3,407,427
Piedmont Office Realty Trust, Inc. Class A (f)	158,700	2,856,600
ProLogis Trust	194,366	2,110,815
Public Storage	23,800	2,335,256
Redwood Trust, Inc.	278,000	4,350,700
Regency Centers Corp.	97,400	3,675,876
Simon Property Group, Inc.	96,001	8,565,209
Sun Communities, Inc.	35,000	1,018,500
Sunstone Hotel Investors, Inc. (a)	479,900	4,952,568
The Macerich Co.	93,074	3,857,917
Two Harbors Investment Corp.	346,800	2,923,524
UDR, Inc.	64,101	1,353,172
Ventas, Inc.	260,480	13,211,546
Vornado Realty Trust	43,790	3,624,936
		218,371,442
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	122,500	2,082,500
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		222,834,326
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.2%
Brookdale Senior Living, Inc. (a)	364,900	5,174,282
Capital Senior Living Corp. (a)	412,050	2,225,070
Emeritus Corp. (a)(f)	280,141	4,821,227
		12,220,579
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	61,500	997,530
TOTAL COMMON STOCKS (Cost $210,556,928)		243,338,580
Preferred Stocks - 9.5%
	Shares	Value
Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	20,000	$ 457,500
CommonWealth REIT 6.50%	80,000	1,612,800
Lexington Corporate Properties Trust Series C 6.50%	254,009	9,303,080
		11,373,380
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Series A 7.00%	10,000	508,000
Grubb & Ellis Co.:
12.00% (g)	22,500	1,833,750
12.00% (g)	5,000	407,500
		2,749,250
TOTAL FINANCIALS		14,122,630
Nonconvertible Preferred Stocks - 8.1%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	18,200	323,050
FINANCIALS - 8.1%
Diversified Financial Services - 0.4%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	306,250
Red Lion Hotels Capital Trust 9.50%	163,125	4,081,388
W2007 Grace Acquisition I, Inc. Series B, 8.75% (a)	35,300	4,236
		4,391,874
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,737,310
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	164,900	4,224,738
Anworth Mortgage Asset Corp. Series A, 8.625%	247,727	6,188,220
Apartment Investment & Management Co.:
Series G, 9.375%	136,198	3,508,460
Series T, 8.00%	57,500	1,432,900
CapLease, Inc. Series A, 8.125%	43,400	1,031,184
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	34,500	803,850
7.375%	43,688	977,301
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cedar Shopping Centers, Inc. 8.875%	117,801	$ 3,002,747
CenterPoint Properties Trust Series D, 5.377%	3,575	1,644,500
Colonial Properties Trust (depositary shares) Series D, 8.125%	42,200	1,048,670
CommonWealth REIT 8.75%	43,019	1,086,230
Corporate Office Properties Trust Series H, 7.50%	5,000	123,100
Cousins Properties, Inc. Series A, 7.75%	93,230	2,214,213
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	49,000	1,169,630
Digital Realty Trust, Inc. Series A, 8.50%	75,000	1,897,500
Duke Realty LP:
8.375%	128,517	3,383,853
Series L, 6.60%	10,666	232,412
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	21,600
Glimcher Realty Trust Series G, 8.125%	73,400	1,702,880
HomeBanc Mortgage Corp. Series A, 10.00% (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,263,730
Series C, 7.00%	58,500	1,373,580
Innkeepers USA Trust Series C, 8.00% (a)	62,400	33,696
iStar Financial, Inc. Series E, 7.875%	54,000	799,740
Kimco Realty Corp. Series G, 7.75%	77,300	2,021,395
LaSalle Hotel Properties:
Series B, 8.375%	26,800	675,360
Series E, 8.00%	42,750	1,034,550
Series G, 7.25%	114,485	2,661,776
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,277,000
Series B, 7.625% (a)	31,240	562,320
Lexington Corporate Properties Trust Series B, 8.05%	29,000	680,920
Lexington Realty Trust 7.55%	23,800	527,646
LTC Properties, Inc. Series F, 8.00%	101,900	2,565,842
MFA Financial, Inc. Series A, 8.50%	335,099	8,471,303
Mid-America Apartment Communities, Inc. Series H, 8.30%	15,400	389,620
Omega Healthcare Investors, Inc. Series D, 8.375%	59,600	1,537,680
Parkway Properties, Inc. Series D, 8.00%	25,000	612,250
ProLogis Trust Series C, 8.54%	84,446	4,106,187
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	6,700	164,418
(depositary shares) Series L, 7.60%	49,890	1,238,769
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.: - continued
7.20%	35,900	$ 872,729
Series P, 6.70%	35,000	811,650
Public Storage:
Series I, 7.25%	10,828	273,407
Series K, 7.25%	21,418	548,301
Series N, 7.00%	4,200	106,764
Regency Centers Corp.:
7.25%	10,500	259,875
Series C 7.45%	18,000	447,300
Saul Centers, Inc. 8.00%	93,700	2,384,665
Sunstone Hotel Investors, Inc. Series A, 8.00%	62,200	1,533,230
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,290,479
		79,957,617
TOTAL FINANCIALS		84,349,491
TOTAL NONCONVERTIBLE PREFERRED STOCKS		84,672,541
TOTAL PREFERRED STOCKS (Cost $110,568,273)		98,795,171
Corporate Bonds - 29.7%
		Principal Amount (e)
Convertible Bonds - 10.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	988,250
FINANCIALS - 10.3%
Real Estate Investment Trusts - 6.7%
Acadia Realty Trust 3.75% 12/15/26		11,505,000	11,325,234
Alexandria Real Estate Equities, Inc. 3.7% 1/15/27 (g)		6,895,000	6,771,580
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,043,125
BRE Properties, Inc. 4.125% 8/15/26		6,800,000	6,829,750
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,128,200
Hospitality Properties Trust 3.8% 3/15/27		5,100,000	5,087,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Inland Real Estate Corp. 4.625% 11/15/26		$ 10,870,000	$ 10,652,600
Lexington Corporate Properties Trust 6% 1/15/30 (g)		5,000,000	5,181,250
ProLogis Trust:
1.875% 11/15/37		2,450,000	2,247,875
2.625% 5/15/38		1,500,000	1,389,375
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,698,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,500,000
Washington (REIT):
3.875% 9/15/26		1,600,000	1,592,000
3.875% 9/15/26		2,450,000	2,437,750
			69,883,989
Real Estate Management & Development - 3.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,500,000
Brandywine Operating Partnership LP 3.875% 10/15/26		1,000,000	992,500
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,222,600
4.25% 4/15/30 (g)		2,000,000	1,993,000
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,643,375
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,538,250
Grubb & Ellis Co. 7.95% 5/1/15 (g)		3,500,000	2,944,375
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,092,125
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,113,988
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	14,800,500
MPT Operating Partnership LP 9.25% 4/1/13 (g)		1,000,000	1,075,000
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	485,000
			37,400,713
TOTAL FINANCIALS			107,284,702
TOTAL CONVERTIBLE BONDS			108,272,952
Nonconvertible Bonds - 19.3%
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 0.4%
Times Square Hotel Trust 8.528% 8/1/26 (g)		3,968,871	4,038,326
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 2.6%
KB Home:
5.75% 2/1/14		$ 510,000	$ 479,400
5.875% 1/15/15		2,000,000	1,860,000
6.25% 6/15/15		7,500,000	6,900,000
9.1% 9/15/17		1,000,000	1,013,750
Lennar Corp.:
5.5% 9/1/14		1,000,000	928,750
5.6% 5/31/15		1,000,000	905,000
6.95% 6/1/18 (g)		3,000,000	2,662,500
M/I Homes, Inc. 6.875% 4/1/12		2,150,000	2,090,875
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,381,250
7.15% 4/15/20		1,500,000	1,346,250
Ryland Group, Inc. 8.4% 5/15/17		745,000	791,563
Standard Pacific Corp.:
6.25% 4/1/14		2,700,000	2,544,750
8.375% 5/15/18		2,245,000	2,188,875
10.75% 9/15/16		1,000,000	1,070,000
			27,162,963
Specialty Retail - 0.3%
Toys 'R' US Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			34,002,539
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,281,883	1,435,709
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		1,630,000	1,556,650
			2,992,359
FINANCIALS - 15.4%
Commercial Banks - 0.2%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,736,250
Diversified Financial Services - 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		4,000,000	3,990,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - 8.9%
AvalonBay Communities, Inc.:
5.5% 1/15/12		$ 527,000	$ 551,419
6.625% 9/15/11		393,000	411,965
Camden Property Trust 5% 6/15/15		1,100,000	1,160,740
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		800,000	856,399
6.25% 6/15/14		3,005,000	3,261,597
Developers Diversified Realty Corp.:
4.625% 8/1/10		900,000	900,000
5.375% 10/15/12		500,000	499,045
5.5% 5/1/15		2,000,000	1,911,018
7.5% 4/1/17		2,500,000	2,475,273
7.5% 7/15/18		5,271,000	5,125,336
9.625% 3/15/16		3,836,000	4,201,648
Entertainment Properties Trust 7.75% 7/15/20 (g)		2,000,000	1,957,500
Equity One, Inc.:
5.375% 10/15/15		1,500,000	1,521,897
6.25% 12/15/14		3,000,000	3,190,734
Federal Realty Investment Trust 5.65% 6/1/16		725,000	783,005
Health Care Property Investors, Inc.:
5.65% 12/15/13		1,025,000	1,090,835
6% 3/1/15		1,000,000	1,068,453
6.3% 9/15/16		5,250,000	5,589,602
7.072% 6/8/15		1,500,000	1,668,411
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,093,641
6.2% 6/1/16		750,000	824,795
Healthcare Realty Trust, Inc. 6.5% 1/17/17		1,875,000	1,981,980
HMB Capital Trust V 4.1371% 12/15/36 (d)(g)(h)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	898,796
6.75% 2/15/13		610,000	648,782
7.875% 8/15/14		1,000,000	1,108,650
HRPT Properties Trust:
6.25% 8/15/16		1,500,000	1,565,039
6.5% 1/15/13		200,000	211,067
iStar Financial, Inc. 5.95% 10/15/13		5,330,000	3,970,850
Kimco Realty Corp. 5.783% 3/15/16		450,000	490,279
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Nationwide Health Properties, Inc.:
6% 5/20/15		$ 3,122,000	$ 3,442,108
6.25% 2/1/13		1,000,000	1,075,846
8.25% 7/1/12		1,300,000	1,421,732
Omega Healthcare Investors, Inc.:
7% 4/1/14		9,720,000	9,853,650
7% 1/15/16		1,295,000	1,314,425
7.5% 2/15/20 (g)		1,000,000	1,045,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,910,384
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,010,000
ProLogis Trust:
6.25% 3/15/17		2,000,000	1,935,774
6.625% 5/15/18		2,000,000	1,950,180
6.875% 3/15/20		1,500,000	1,437,281
Reckson Operating Partnership LP 7.75% 3/15/20 (g)		2,000,000	2,000,000
Senior Housing Properties Trust:
6.75% 4/15/20		2,000,000	2,040,000
8.625% 1/15/12		5,900,000	6,187,625
UDR, Inc. 5.5% 4/1/14		500,000	529,707
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	517,405
5.25% 1/15/15		1,000,000	1,042,302
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,576,130
			92,308,305
Real Estate Management & Development - 5.8%
AMB Property LP:
5.9% 8/15/13		400,000	425,077
6.125% 12/1/16		1,000,000	1,078,402
Brandywine Operating Partnership LP:
5.4% 11/1/14		1,750,000	1,802,542
5.75% 4/1/12		1,000,000	1,033,235
7.5% 5/15/15		1,000,000	1,104,883
CB Richard Ellis Services, Inc. 11.625% 6/15/17		1,500,000	1,698,750
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,543,574
6.25% 6/15/14		1,594,000	1,628,897
6.875% 8/15/12		1,000,000	1,035,000
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,424,405
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Duke Realty LP:
6.25% 5/15/13		$ 750,000	$ 804,506
7.375% 2/15/15		1,500,000	1,685,130
DuPont Fabros Technology LP 8.5% 12/15/17		845,000	897,813
Forest City Enterprises, Inc.:
6.5% 2/1/17		3,310,000	2,780,400
7.625% 6/1/15		1,435,000	1,305,850
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	2,816,708
Host Hotels & Resorts LP:
6.875% 11/1/14		500,000	507,500
9% 5/15/17		750,000	810,000
Liberty Property LP:
5.125% 3/2/15		2,200,000	2,289,516
6.375% 8/15/12		2,679,000	2,868,295
Post Apartment Homes LP:
5.45% 6/1/12		713,000	742,970
6.3% 6/1/13		2,000,000	2,157,816
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,773,687
5.875% 6/15/17		400,000	425,412
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17 (g)		1,000,000	1,050,000
Ventas Realty LP:
6.5% 6/1/16		2,340,000	2,392,650
6.5% 6/1/16		11,370,000	11,625,825
6.625% 10/15/14		6,160,000	6,283,200
			59,992,043
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,370,000
TOTAL FINANCIALS			159,396,598
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. 11% 1/15/14		$ 1,580,000	$ 1,406,200
Sun Healthcare Group, Inc. 9.125% 4/15/15		2,050,000	2,137,125
			3,543,325
TOTAL NONCONVERTIBLE BONDS			199,934,821
TOTAL CORPORATE BONDS (Cost $288,182,095)			308,207,773
Asset-Backed Securities - 5.2%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,218,353
Anthracite CDO II Ltd. Series 2002-2A Class F, 7.6% 12/24/37 (g)		2,260,000	971,800
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6906% 3/23/19 (g)(h)		395,791	296,843
Brascan Real Estate CDO Ltd./Brascan Real Estate CDO Corp. Series 2004-1A Class A, 0.8713% 1/20/40 (g)(h)		2,309,895	2,211,724
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.8381% 3/20/50 (g)(h)		2,250,000	225,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		5,375,000	5,213,750
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7713% 1/20/37 (g)(h)		1,186,654	771,325
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		2,430,816	1,823,112
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	237,030
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,130,400
Class B2, 1.8872% 12/28/35 (g)(h)		1,575,000	937,125
Class D, 9% 12/28/35 (g)		500,000	158,650
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (g)		997,000	279,160
Crest Ltd. Series 2002-IGA:
Class A, 0.9375% 7/28/17 (g)(h)		1,145,821	1,077,072
Class B, 1.8375% 7/28/35 (g)(h)		1,500,000	1,329,450
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		$ 6,500,000	$ 5,652,853
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.9028% 11/28/39 (g)(h)		550,000	38,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,660,953
Series 1997-3 Class M1, 7.53% 3/15/28		8,167,187	5,706,925
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35 (h)(j)		1,259,000	72,722
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.8788% 8/26/30 (g)(h)		749,836	74,984
Class E, 2.3288% 8/26/30 (g)(h)		1,455,839	72,792
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class A2, 0.8881% 11/20/17 (g)(h)		1,926,008	1,829,708
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,447,670	500,753
Merit Securities Corp. Series 13 Class M1, 7.9882% 12/28/33		1,923,000	1,744,067
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	535,098
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class A2, 4.646% 7/24/39 (g)		2,460,088	2,312,483
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9966% 2/5/36 (g)(h)		3,370,124	337
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,006,750
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7835% 9/25/26 (g)(h)		2,000,000	540,000
Series 2006-1A:
Class A1A, 0.7983% 9/25/26 (g)(h)		2,439,000	1,975,590
Class A1B, 0.8683% 9/25/26 (g)(h)		4,285,000	3,235,175
Class A2A, 0.7583% 9/25/26 (g)(h)		9,140,000	7,540,500
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 2.4275% 11/21/40 (g)(h)		250,000	15,000
TOTAL ASSET-BACKED SECURITIES (Cost $63,473,583)			54,395,984
Collateralized Mortgage Obligations - 2.8%
		Principal Amount (e)	Value
Private Sponsor - 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.5509% 3/15/22 (g)(h)		$ 8,050,108	$ 7,783,777
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.5209% 6/15/22 (g)(h)		3,250,000	2,772,973
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		122,616	15,339
Series 2002-R2 Class 2B3, 4.7244% 7/25/33 (g)(h)		236,928	83,988
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		165,728	18,280
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		359,616	18,896
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,593,299	469,657
Class B3, 5.5% 11/25/33 (g)		477,085	43,133
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(h)		343,868	17,633
Freddie Mac Series 2010 K7 Class B, 5.4341% 4/25/20 (g)(h)		1,500,000	1,325,700
FREMF Mortgage Trust Series 2010-K6 Class B, 5.3574% 12/26/46 (g)(h)		4,500,000	3,925,502
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.841% 6/15/22 (g)(h)		5,198,066	4,496,327
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		4,240,000	4,126,368
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,627,974
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.2925% 7/10/35 (g)(h)		577,830	327,803
Series 2004-C Class B5, 1.6925% 9/10/36 (g)(h)		323,453	150,600
Series 2005-A Class B6, 2.3425% 3/10/37 (g)(h)		1,775,940	311,500
Series 2005-B Class B6, 1.9425% 6/10/37 (g)(h)		897,707	62,750
Series 2005-D Class B6, 2.5909% 12/15/37 (g)(h)		452,911	18,162
Series 2006-B Class B6, 2.0409% 7/15/38 (g)(h)		921,308	14,188
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		46,470	30,125
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		95,444	32,093
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.8425% 12/10/35 (g)(h)		508,287	180,137
Series 2004-A Class B7, 4.5925% 2/10/36 (g)(h)		520,533	216,073
Series 2004-B Class B7, 4.3425% 2/10/36 (g)(h)		630,046	174,208
Series 2005-C Class B7, 3.4425% 9/10/37 (g)(h)		1,847,925	145,801
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2006-B Class B7, 4.1909% 7/15/38 (g)(h)		$ 841,219	$ 11,020
Series 2007-A Class BB, 3.6909% 2/15/39 (g)(h)		575,971	1,901
TOTAL PRIVATE SPONSOR			28,401,908
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		202,034	109,976
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 4.4529% 2/25/42 (g)(h)		126,091	54,561
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		276,868	91,121
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 4.5583% 6/25/43 (g)(h)		170,779	61,218
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 4.6215% 10/25/42 (g)(h)		74,156	26,092
TOTAL U.S. GOVERNMENT AGENCY			342,968
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,253,558)			28,744,876
Commercial Mortgage Securities - 17.8%

Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		1,565,000	1,641,920
Class B2, 7.525% 4/14/29		560,000	579,712
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,012,407
Series 2005-1 Class CJ, 5.3362% 11/10/42 (h)		3,580,000	3,325,119
Series 2005-6 Class AJ, 5.35% 9/10/47 (h)		5,000,000	4,589,640
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.3409% 3/15/22 (g)(h)		820,000	352,600
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6236% 3/11/39 (h)		5,700,000	4,924,612
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2006-BBA7:
Class D, 0.6009% 3/15/19 (g)(h)		2,480,000	2,072,139
Class E, 0.6609% 3/15/19 (g)(h)		1,995,000	1,611,038
Class F, 0.6809% 3/15/19 (g)(h)		1,650,000	1,274,110
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Bear Stearns Commercial Mortgage Securities Trust: - continued
floater Series 2006-BBA7:
Class G, 0.7809% 3/15/19 (g)(h)		$ 2,760,000	$ 1,968,965
Series 2006-T22 Class B, 5.6284% 4/12/38 (g)(h)		2,520,000	2,093,906
Citigroup Commercial Mortgage Trust floater Series 2007-FL3A Classs MLA2, 1.3909% 4/15/22 (g)(h)		800,000	652,005
COMM pass-thru certificates Series 2001-J1A Class F, 6.958% 2/16/34 (g)		2,600,000	2,627,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-TF2A Class AX, 0.0136% 11/15/19 (g)(h)(i)		4,560,701	228
Credit Suisse/Morgan Stanley Commercial Mortgage Trust:
floater Series 2006-HC1A:
Class A2, 0.6009% 5/15/23 (g)(h)		5,800,000	5,474,633
Class D, 0.8109% 5/15/23 (g)(h)		1,250,000	1,144,969
Class F, 0.9409% 5/15/23 (g)(h)		1,825,000	1,640,680
Series 2006-HC1A Class A1, 0.5309% 5/15/23 (g)(h)		2,445,102	2,330,284
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	440,000
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	980,774
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4574% 6/10/31 (g)(h)		2,500,000	2,735,966
Series 2000-CKP1 Class B3, 8.5482% 11/10/33 (h)		2,970,000	2,966,191
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,020,947
Class K, 6% 12/12/33 (g)		2,000,000	1,948,235
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		7,545,000	7,054,575
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	835,259
Series 2002-1A Class H, 7.4003% 12/10/35 (g)(h)		991,000	957,525
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (g)		1,000,000	1,040,000
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (h)		2,702,284	2,825,545
Class G, 6.75% 4/15/29 (h)		1,250,000	1,238,451
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		1,551,289	1,557,774
Class J, 6.974% 8/15/36 (g)		1,500,000	1,526,450
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1:
Class H, 7% 3/15/33 (g)		$ 568,791	$ 562,048
Class K, 7% 3/15/33		1,100,000	861,158
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,037,131
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	1,984,305
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	836,054
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 1.6475% 3/1/20 (g)(h)		1,400,000	1,148,000
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(h)		2,895,000	14,475
Class X, 1.0879% 10/15/32 (g)(h)(i)		7,823,066	217
Series 2009-IWST Class D, 7.6935% 12/5/27 (g)(h)		3,250,000	3,281,771
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.5209% 2/15/19 (g)(h)		2,505,338	2,356,715
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,719,847	2,872,371
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,246,338
Class H, 6% 7/15/31 (g)		2,638,000	131,900
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,820,000	2,876,682
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	1,928,886
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,354,522
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	1,755,114
Series 2005-C2 Class AJ, 5.205% 4/15/30 (h)		8,910,000	7,984,874
Series 2006-C4:
Class AJ, 5.9022% 6/15/38 (h)		6,005,000	5,038,615
Class AM, 5.9022% 6/15/38 (h)		6,700,000	6,041,858
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (g)		1,850,000	1,757,500
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	326,364
Class G, 4.384% 7/12/37	CAD	355,000	157,241
Class H, 4.384% 7/12/37	CAD	236,000	100,756
Class J, 4.384% 7/12/37	CAD	355,000	146,146
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Financial Asset, Inc. Series 2005-CA16: - continued
Class K, 4.384% 7/12/37	CAD	355,000	$ 140,967
Class L, 4.384% 7/12/37	CAD	236,000	90,419
Class M, 4.384% 7/12/37	CAD	995,000	281,590
Merrill Lynch Mortgage Investors Trust:
Series 1999-C1 Class G, 6.71% 11/15/31 (g)		2,833,490	283
Series 2001-HRPA:
Class G, 6.778% 2/3/16 (g)		840,000	831,600
Class H, 6.778% 2/3/16 (g)		2,130,000	2,108,700
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8383% 5/12/39 (h)		1,200,000	1,099,538
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37		750,000	0
Class E, 7.983% 1/15/37		1,453,000	0
Class IO, 8.4873% 1/15/37 (h)(i)		5,527,084	525,073
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		2,260,570	2,266,221
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	7,366,776
Series 1997-RR Class F, 7.4307% 4/30/39 (g)(h)		3,249,026	2,989,104
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,830,092	1,415,046
Series 2005-HQ7 Class E, 5.3761% 11/14/42 (h)		850,000	433,500
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,337,500
Morgan Stanley Dean Witter Capital I Trust Series 2001-IQA Class F, 6.79% 12/18/32 (g)		1,486,185	1,509,189
Multi Security Asset Trust sequential payer Series 2005-RR4A Class A2, 4.83% 11/28/35 (g)		3,152,092	2,935,386
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,128,112	3,128,112
RBSCF Trust Series 2010-MB1 Class D, 4.8194% 4/15/24 (g)(h)		5,820,000	5,298,928
Structured Asset Securities Corp.:
Series 1996-CFL Class I, 7.75% 2/25/28 (g)		3,827,943	3,923,641
Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,200,209
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 6.0712% 8/15/39 (h)		2,080,000	2,009,231
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		6,460,000	6,395,400
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.9159% 7/15/24 (g)(h)		1,200,000	289,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust:
floater Series 2007-WHL8 Class MH1, 1.1409% 6/15/20 (g)(h)		$ 1,800,000	$ 1,490,968
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,843,444
Series 2004-C12 Class D, 5.4836% 7/15/41 (h)		2,750,000	2,444,518
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,080,420
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $188,261,532)			184,679,954
Floating Rate Loans - 1.5%

CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.54% 10/27/13 (h)		28,155	26,888
FINANCIALS - 1.2%
Diversified Financial Services - 0.1%
TowerCo Finance LLC term loan 6% 11/24/14 (h)		568,147	569,568
Real Estate Investment Trusts - 0.2%
Medical Properties Trust, Inc. Tranche B, term loan 5% 5/17/16 (h)		2,000,000	1,970,000
Real Estate Management & Development - 0.9%
CB Richard Ellis Services, Inc. Tranche B1-A, term loan 6.5% 12/20/15 (h)		2,298,941	2,284,573
Realogy Corp.:
Credit-Linked Deposit 3.35% 10/10/13 (h)		1,186,117	1,034,887
Tranche 2LN, term loan 13.5% 10/15/17		2,500,000	2,625,000
Tranche B, term loan 3.3472% 10/10/13 (h)		4,405,577	3,843,866
			9,788,326
TOTAL FINANCIALS			12,327,894
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. term loan:
5.25% 4/9/16 (h)		1,628,362	1,514,377
Floating Rate Loans - continued
		Principal Amount (e)	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Skilled Healthcare Group, Inc. term loan: - continued
5.25% 4/9/16 (h)		$ 148,438	$ 138,047
Universal Health Services, Inc. term loan 7/28/16 (h)		2,000,000	1,982,400
			3,634,824
TOTAL FLOATING RATE LOANS (Cost $16,036,884)			15,989,606
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (g)	1,000,000	0
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	85,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	280,600
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	810,000	8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
Kent Funding III Ltd. 11/5/47 (g)	1,650,000	0
		365,608
TOTAL PREFERRED SECURITIES (Cost $5,781,511)		365,608
Money Market Funds - 10.1%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	101,267,689	101,267,689
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	3,560,975	3,560,975
TOTAL MONEY MARKET FUNDS (Cost $104,828,664)		104,828,664
Cash Equivalents - 0.3%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $2,682,000)	$ 2,682,047	$ 2,682,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,027,625,028)		1,042,028,216
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(3,177,633)
NET ASSETS - 100%		$ 1,038,850,583
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $242,980,827 or 23.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $273,819 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 175,074
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 208,646
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35	6/3/05	$ 1,110,697
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,682,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 1,071,608
Banc of America Securities LLC	405,435
Barclays Capital, Inc.	1,204,957
$ 2,682,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 122,644
Fidelity Securities Lending Cash Central Fund	6,300
Total	$ 128,944
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,609,195	$ 3,913,195	$ -	$ 3,696,000
Financials	321,306,447	300,180,030	17,204,173	3,922,244
Health Care	12,220,579	12,220,579	-	-
Materials	997,530	997,530	-	-
Corporate Bonds	308,207,773	-	306,837,773	1,370,000
Asset-Backed Securities	54,395,984	-	37,509,028	16,886,956
Collateralized Mortgage Obligations	28,744,876	-	27,750,321	994,555
Commercial Mortgage Securities	184,679,954	-	172,427,208	12,252,746
Floating Rate Loans	15,989,606	-	15,989,606	-
Preferred Securities	365,608	-	-	365,608
Money Market Funds	104,828,664	104,828,664	-	-
Cash Equivalents	2,682,000	-	2,682,000	-
Total Investments in Securities:	$ 1,042,028,216	$ 422,139,998	$ 580,400,109	$ 39,488,109
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,304,225
Cost of Purchases	1,391,775
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,696,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,304,225
Equities - Financials
Beginning Balance	$ 3,099,870
Total Realized Gain (Loss)	(2,073,397)
Total Unrealized Gain (Loss)	3,167,065
Cost of Purchases	607
Proceeds of Sales	(271,913)
Amortization/Accretion	-
Transfers in to Level 3	12
Transfers out of Level 3	-
Ending Balance	$ 3,922,244
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 932,126
Corporate Bonds
Beginning Balance	$ 2,343,856
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(230,253)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(743,603)
Ending Balance	$ 1,370,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (230,253)
Asset-Backed Securities
Beginning Balance	$ 11,832,848
Total Realized Gain (Loss)	164,843
Total Unrealized Gain (Loss)	2,972,785
Cost of Purchases	7,476,085
Proceeds of Sales	(1,606,631)
Amortization/Accretion	(329,128)
Transfers in to Level 3	1,375,000
Transfers out of Level 3	(4,998,846)
Ending Balance	$ 16,886,956
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,907,249
Collateralized Mortgage Obligations
Beginning Balance	$ 2,036,201
Total Realized Gain (Loss)	296,490
Total Unrealized Gain (Loss)	3,450,561
Cost of Purchases	-
Proceeds of Sales	(3,529,343)
Amortization/Accretion	(534,455)
Transfers in to Level 3	26,799
Transfers out of Level 3	(751,698)
Ending Balance	$ 994,555
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 547,954
Commercial Mortgage Securities
Beginning Balance	$ 6,157,272
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,065,436
Cost of Purchases	8,051,715
Proceeds of Sales	(85,393)
Amortization/Accretion	(168,765)
Transfers in to Level 3	527,055
Transfers out of Level 3	(3,294,574)
Ending Balance	$ 12,252,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 706,900
Preferred Securities
Beginning Balance	$ 159,115
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	83,968
Cost of Purchases	113,400
Proceeds of Sales	-
Amortization/Accretion	9,125
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 365,608
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 83,968

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.0%*
AAA,AA,A	15.7%
BBB	16.6%
BB	5.2%
B	5.3%
CCC,CC,C	2.8%
D	0.0%*
Not Rated	11.4%
Equities	32.9%
Short-Term Investments and Net Other Assets	10.1%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $13,906,408 of which $302,434 and $13,603,974 will expire on July 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,465,460 and repurchase agreements of $2,682,000) - See accompanying schedule: Unaffiliated issuers (cost $922,796,364)	$ 937,199,552
Fidelity Central Funds (cost $104,828,664)	104,828,664
Total Investments (cost $1,027,625,028)		$ 1,042,028,216
Cash		12,910
Receivable for investments sold		59,082
Receivable for fund shares sold		3,904,419
Dividends receivable		2,212,230
Interest receivable		5,665,975
Distributions receivable from Fidelity Central Funds		16,214
Other receivables		6,136
Total assets		1,053,905,182

Liabilities
Payable for investments purchased	$ 9,453,671
Payable for fund shares redeemed	1,242,558
Accrued management fee	450,916
Distribution fees payable	1,158
Other affiliated payables	265,254
Other payables and accrued expenses	80,067
Collateral on securities loaned, at value	3,560,975
Total liabilities		15,054,599

Net Assets		$ 1,038,850,583
Net Assets consist of:
Paid in capital		$ 1,029,732,177
Undistributed net investment income		11,035,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,345,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,428,876
Net Assets		$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,830,229 ÷ 385,150 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class T: Net Asset Value and redemption price per share ($861,570 ÷ 86,640 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class C: Net Asset Value and offering price per share ($835,566 ÷ 84,150 shares)A	$ 9.93

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,030,393,032 ÷ 103,518,377 shares)	$ 9.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,930,186 ÷ 294,473 shares)	$ 9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 14,605,009
Interest		33,888,914
Income from Fidelity Central Funds		128,944
Total income		48,622,867

Expenses
Management fee	$ 4,142,289
Transfer agent fees	2,353,943
Distribution fees	2,342
Accounting and security lending fees	331,606
Custodian fees and expenses	25,321
Independent trustees' compensation	3,983
Registration fees	139,993
Audit	158,498
Legal	9,943
Miscellaneous	9,004
Total expenses before reductions	7,176,922
Expense reductions	(70,219)	7,106,703
Net investment income (loss)		41,516,164
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,622,501
Foreign currency transactions	2,968
Total net realized gain (loss)		20,625,469
Change in net unrealized appreciation (depreciation) on: Investment securities	102,834,422
Assets and liabilities in foreign currencies	21,305
Total change in net unrealized appreciation (depreciation)		102,855,727
Net gain (loss)		123,481,196
Net increase (decrease) in net assets resulting from operations		$ 164,997,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,516,164	$ 24,141,669
Net realized gain (loss)	20,625,469	(25,453,488)
Change in net unrealized appreciation (depreciation)	102,855,727	(12,255,306)
Net increase (decrease) in net assets resulting from operations	164,997,360	(13,567,125)
Distributions to shareholders from net investment income	(40,150,798)	(21,152,317)
Share transactions - net increase (decrease)	450,504,667	104,590,330
Redemption fees	230,512	250,779
Total increase (decrease) in net assets	575,581,741	70,121,667

Net Assets
Beginning of period	463,268,842	393,147,175
End of period (including undistributed net investment income of $11,035,447 and undistributed net investment income of $8,560,696, respectively)	$ 1,038,850,583	$ 463,268,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.09% A
Expenses net of fee waivers, if any	1.09% A
Expenses net of all reductions	1.09% A
Net investment income (loss)	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,830
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 862
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.15
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.12
Distributions from net investment income	(.14)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.93
Total Return B, C, D	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.86% A
Net investment income (loss)	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.43	$ 11.22	$ 11.78	$ 12.17
Income from Investment Operations
Net investment income (loss) B	.53	.54	.59	.63	.66
Net realized and unrealized gain (loss)	1.73	(1.27)	(1.48)	(.37)	(.11)
Total from investment operations	2.26	(.73)	(.89)	.26	.55
Distributions from net investment income	(.52)	(.50)	(.66)	(.58)	(.67)
Distributions from net realized gain	-	-	(.24)	(.24)	(.27)
Total distributions	(.52)	(.50)	(.90)	(.82)	(.94)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Total Return A	28.29%	(6.92)%	(8.43)%	2.00%	4.82%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.00%	.94%	.88%	.85%
Expenses net of fee waivers, if any	.96%	1.00%	.94%	.88%	.85%
Expenses net of all reductions	.96%	1.00%	.94%	.88%	.85%
Net investment income (loss)	5.60%	7.15%	5.77%	5.30%	5.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268	$ 521,265
Portfolio turnover rate D	28%	47%	32%	45%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended July 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.15
Distributions from net investment income	(.15)
Redemption fees added to paid in capital D	-I
Net asset value, end of period	$ 9.95
Total Return B, C	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930
Portfolio turnover rate F	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class C, and Institutional Class shares and the existing class was designated Real Estate Income on April 14, 2010. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a rollforward of level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Certain of the Fund's securities may be valued by a single source or dealer.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,269,388
Gross unrealized depreciation	(75,775,542)
Net unrealized appreciation (depreciation)	$ 12,493,846

Tax Cost	$ 1,029,534,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,505,281
Capital loss carryforward	$ (13,906,408)
Net unrealized appreciation (depreciation)	$ 12,519,534

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 40,150,798	$ 21,152,317

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $569,505,702 and $189,844,016, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,146	$ 382
Class T	-%	.25%	324	68
Class C	.75%	.25%	872	585
			$ 2,342	$ 1,035

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 1% for Class C, .75% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 369
Class T	283
$ 652

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 905	.19*
Class T	351	.27*
Class C	196	.22*
Real Estate Income	2,351,958.32
Institutional Class	533	.20*
	$ 2,353,943

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,333 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,742 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,300.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced expenses of the Real Estate Income Class by $62,921.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,610 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $688.

Annual Report

Notes to Financial Statements - continued

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010 A	2009
From net investment income
Class A	$ 23,172	$ -
Class T	6,447	-
Class C	3,705	-
Real Estate Income	40,107,971	21,152,317
Institutional Class	9,503	-
Total	$ 40,150,798	$ 21,152,317

A Distributions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	402,260	-	$ 3,960,293	$ -
Reinvestment of distributions	1,072	-	10,302	-
Shares redeemed	(18,182)	-	(177,559)	-
Net increase (decrease)	385,150	-	$ 3,793,036	$ -
Class T
Shares sold	85,986	-	$ 847,305	$ -
Reinvestment of distributions	671	-	6,447	-
Shares redeemed	(17)	-	(166)	-
Net increase (decrease)	86,640	-	$ 853,586	$ -
Class C
Shares sold	84,053	-	$ 827,207	$ -
Reinvestment of distributions	378	-	3,628	-
Shares redeemed	(281)	-	(2,700)	-
Net increase (decrease)	84,150	-	$ 828,135	$ -
Real Estate Income
Shares sold	69,175,263	36,427,202	$ 650,744,676	$ 268,384,038
Reinvestment of distributions	4,018,182	2,602,609	36,922,410	19,305,679
Shares redeemed	(26,105,432)	(24,280,916)	(245,525,556)	(183,099,387)
Net increase (decrease)	47,088,013	14,748,895	$ 442,141,530	$ 104,590,330
Institutional Class
Shares sold	294,304	-	$ 2,886,826	$ -
Reinvestment of distributions	902	-	8,663	-
Shares redeemed	(733)	-	(7,109)	-
Net increase (decrease)	294,473	-	$ 2,888,380	$ -

A Share transactions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to
July 31, 2010.

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Retail Class designates 8% of the dividends distributed in March and June, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Retail Class designates 10% of dividends distributed in March and June, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2009). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

Annual Report

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

REI-UANN-0910
1.789710.107

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Real Estate Income
Fund - Class A, Class T, and Class C

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Class A , Class T, and
Class C are classes of Fidelity® Real Estate Income Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 4.00% sales charge) B	23.05%	2.32%	6.00%
Class T (incl. 4.00% sales charge) C	23.03%	2.32%	6.00%
Class C (incl. contingent deferred sales charge)D	26.96%	3.12%	6.56%

A From February 4, 2003.

B The initial offering of Class A shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

C The initial offering of Class T shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower.

D The initial offering of Class C shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity Real Estate Income Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to April 14, 2010 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Income Fund - Class A on February 4, 2003, when the fund started, and the current 4.00% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class A took place on April 14, 2010. See the previous page for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12 months ending July 31, 2010, reflected a gradual return to historical norms for investors in real estate stocks and bonds. Commercial property values, which significantly declined in 2008 and early 2009, stabilized and even began to increase modestly, benefiting from very low interest rates and better economic conditions. In addition, the income that commercial properties generated looked reasonable compared with U.S. Treasuries and other bond alternatives. Overall, property-related securities benefited from strengthening fundamentals. For example, in recent months, rents and occupancy rates in apartments and hotels started to improve, while rental rates for office properties stopped going down. For the year, The BofA Merrill Lynch U.S. Real Estate IndexSM - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 22.94%. Real estate investment trusts (REITs) did the best, increasing 48.68%, as measured by the FTSE NAREIT All REIT Index. Both real estate bonds and stocks performed considerably better than the S&P 500® Index, a proxy for the broad U.S. equity market, which returned 13.84%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor Real Estate Income Fund: For the year, the fund's Class A, Class T and Class C shares (excluding sales charges) trailed the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill Lynch U.S. Real Estate Index and the FTSE NAREIT index, respectively - which returned 33.67%. Overall, however, I'm pleased to have helped shareholders make a very good return in the past year. (For specific class-level results, please see the performance section of this report.) The fund's much smaller allocation to preferred stocks was the main reason for its underperformance of the Composite index. The fund's common and preferred stocks, real estate bonds and commercial mortgage-backed securities (CMBS) all turned in a healthy double-digit gain. Common stocks did the best, rising nearly 50%, slightly ahead of the FTSE NAREIT index. The portfolio's preferred stocks modestly outpaced the MSCI index's roughly 36% return. My real estate bond investments returned close to 20% overall, slightly lagging the BofA Merrill Lynch index because I tend to favor lower-duration securities - meaning those with less interest-rate sensitivity. The fund's CMBS allocation added nicely to returns. My holdings in this group - about 21% of the portfolio, on average - rose more than 35%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010) for Real Estate Income and for the entire period (April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2010	Expenses Paid During Period
Class A	1.09%
Actual		$ 1,000.00	$ 1,014.60	$ 3.28 B
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 C
Class T	1.17%
Actual		$ 1,000.00	$ 1,014.50	$ 3.52 B
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86 C
Class C	1.86%
Actual		$ 1,000.00	$ 1,012.90	$ 5.59 B
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30 C
Real Estate Income	.93%
Actual		$ 1,000.00	$ 1,093.40	$ 4.83 B
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66 C
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,015.80	$ 2.56 B
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Real Estate Income and multiplied by 108/365 (to reflect the period April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by average account value over the period, multiplied by 181/365 (to reflect one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	1.8	1.9
Acadia Realty Trust (SBI)	1.5	1.2
Equity Lifestyle Properties, Inc.	1.4	1.3
Cypress Sharpridge Investments, Inc.	1.3	0.7
Ventas, Inc.	1.3	1.4
	7.3
Top 5 Bonds as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Lexington Master Ltd. Partnership 5.45% 1/15/27	1.4	2.0
Ventas Realty LP 6.5% 6/1/16	1.1	1.5
Acadia Realty Trust 3.75% 12/15/26	1.1	1.5
Inland Real Estate Corp. 4.625% 11/15/26	1.0	1.0
Omega Healthcare Investors, Inc. 7% 4/1/14	1.0	1.3
	5.6
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	8.9	10.4
REITs - Mortgage	8.7	7.3
REITs - Health Care Facilities	8.3	11.1
REITs - Management/Investment	6.6	7.1
REITs - Apartments	5.0	7.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Common Stocks 23.4%		Common Stocks 20.9%
	Preferred Stocks 8.1%		Preferred Stocks 9.4%
	Bonds 45.1%		Bonds 45.7%
	Convertible Securities 11.8%		Convertible Securities 16.4%
	Other Investments 1.5%		Other Investments 1.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 6.6%
* Foreign investments	2.3%	** Foreign investments	2.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	74,100	$ 3,590,145
Household Durables - 0.4%
Stanley Martin Communities LLC Class B (a)	4,620	3,696,000
TOTAL CONSUMER DISCRETIONARY		7,286,145
FINANCIALS - 21.4%
Capital Markets - 0.2%
HFF, Inc. (a)	271,664	2,379,777
Real Estate Investment Trusts - 21.0%
Acadia Realty Trust (SBI)	853,449	15,822,944
Alexandria Real Estate Equities, Inc.	28,800	2,031,840
AMB Property Corp. (SBI)	248,200	6,195,072
American Campus Communities, Inc.	175,500	5,080,725
Annaly Capital Management, Inc.	523,250	9,104,550
Anworth Mortgage Asset Corp.	1,129,510	7,872,685
Apartment Investment & Management Co. Class A	141,241	3,032,444
Associated Estates Realty Corp.	432,500	5,985,800
AvalonBay Communities, Inc.	48,225	5,067,965
Brandywine Realty Trust (SBI)	191,100	2,170,896
CapLease, Inc.	124,200	608,580
CBL & Associates Properties, Inc.	296,173	4,167,154
Cedar Shopping Centers, Inc.	267,400	1,657,880
Chimera Investment Corp.	255,200	987,624
Cypress Sharpridge Investments, Inc.	1,018,863	13,448,992
Cypress Sharpridge Investments, Inc. (g)	146,458	1,933,246
DCT Industrial Trust, Inc.	413,600	1,939,784
Developers Diversified Realty Corp.	115,000	1,305,250
DiamondRock Hospitality Co.	264,700	2,456,416
Duke Realty LP	362,983	4,341,277
Dynex Capital, Inc.	350,000	3,395,000
Equity Lifestyle Properties, Inc.	266,930	14,128,605
Equity Residential (SBI)	52,200	2,393,370
Excel Trust, Inc. (a)	276,100	3,158,584
Federal Realty Investment Trust (SBI)	22,400	1,751,456
Franklin Street Properties Corp.	90,317	1,102,771
Glimcher Realty Trust	64,600	429,590
Government Properties Income Trust	73,500	2,042,565
Health Care REIT, Inc.	26,200	1,187,122
Highwoods Properties, Inc. (SBI)	106,400	3,331,384
Kimco Realty Corp.	87,800	1,323,146
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Lexington Corporate Properties Trust	30,900	$ 198,687
MFA Financial, Inc.	2,521,581	18,508,390
Monmouth Real Estate Investment Corp. Class A	427,000	3,360,490
National Retail Properties, Inc.	147,900	3,419,448
Nationwide Health Properties, Inc.	138,580	5,185,664
Pebblebrook Hotel Trust (a)	186,300	3,407,427
Piedmont Office Realty Trust, Inc. Class A (f)	158,700	2,856,600
ProLogis Trust	194,366	2,110,815
Public Storage	23,800	2,335,256
Redwood Trust, Inc.	278,000	4,350,700
Regency Centers Corp.	97,400	3,675,876
Simon Property Group, Inc.	96,001	8,565,209
Sun Communities, Inc.	35,000	1,018,500
Sunstone Hotel Investors, Inc. (a)	479,900	4,952,568
The Macerich Co.	93,074	3,857,917
Two Harbors Investment Corp.	346,800	2,923,524
UDR, Inc.	64,101	1,353,172
Ventas, Inc.	260,480	13,211,546
Vornado Realty Trust	43,790	3,624,936
		218,371,442
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	122,500	2,082,500
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		222,834,326
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.2%
Brookdale Senior Living, Inc. (a)	364,900	5,174,282
Capital Senior Living Corp. (a)	412,050	2,225,070
Emeritus Corp. (a)(f)	280,141	4,821,227
		12,220,579
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	61,500	997,530
TOTAL COMMON STOCKS (Cost $210,556,928)		243,338,580
Preferred Stocks - 9.5%
	Shares	Value
Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	20,000	$ 457,500
CommonWealth REIT 6.50%	80,000	1,612,800
Lexington Corporate Properties Trust Series C 6.50%	254,009	9,303,080
		11,373,380
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Series A 7.00%	10,000	508,000
Grubb & Ellis Co.:
12.00% (g)	22,500	1,833,750
12.00% (g)	5,000	407,500
		2,749,250
TOTAL FINANCIALS		14,122,630
Nonconvertible Preferred Stocks - 8.1%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	18,200	323,050
FINANCIALS - 8.1%
Diversified Financial Services - 0.4%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	306,250
Red Lion Hotels Capital Trust 9.50%	163,125	4,081,388
W2007 Grace Acquisition I, Inc. Series B, 8.75% (a)	35,300	4,236
		4,391,874
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,737,310
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	164,900	4,224,738
Anworth Mortgage Asset Corp. Series A, 8.625%	247,727	6,188,220
Apartment Investment & Management Co.:
Series G, 9.375%	136,198	3,508,460
Series T, 8.00%	57,500	1,432,900
CapLease, Inc. Series A, 8.125%	43,400	1,031,184
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	34,500	803,850
7.375%	43,688	977,301
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cedar Shopping Centers, Inc. 8.875%	117,801	$ 3,002,747
CenterPoint Properties Trust Series D, 5.377%	3,575	1,644,500
Colonial Properties Trust (depositary shares) Series D, 8.125%	42,200	1,048,670
CommonWealth REIT 8.75%	43,019	1,086,230
Corporate Office Properties Trust Series H, 7.50%	5,000	123,100
Cousins Properties, Inc. Series A, 7.75%	93,230	2,214,213
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	49,000	1,169,630
Digital Realty Trust, Inc. Series A, 8.50%	75,000	1,897,500
Duke Realty LP:
8.375%	128,517	3,383,853
Series L, 6.60%	10,666	232,412
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	21,600
Glimcher Realty Trust Series G, 8.125%	73,400	1,702,880
HomeBanc Mortgage Corp. Series A, 10.00% (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,263,730
Series C, 7.00%	58,500	1,373,580
Innkeepers USA Trust Series C, 8.00% (a)	62,400	33,696
iStar Financial, Inc. Series E, 7.875%	54,000	799,740
Kimco Realty Corp. Series G, 7.75%	77,300	2,021,395
LaSalle Hotel Properties:
Series B, 8.375%	26,800	675,360
Series E, 8.00%	42,750	1,034,550
Series G, 7.25%	114,485	2,661,776
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,277,000
Series B, 7.625% (a)	31,240	562,320
Lexington Corporate Properties Trust Series B, 8.05%	29,000	680,920
Lexington Realty Trust 7.55%	23,800	527,646
LTC Properties, Inc. Series F, 8.00%	101,900	2,565,842
MFA Financial, Inc. Series A, 8.50%	335,099	8,471,303
Mid-America Apartment Communities, Inc. Series H, 8.30%	15,400	389,620
Omega Healthcare Investors, Inc. Series D, 8.375%	59,600	1,537,680
Parkway Properties, Inc. Series D, 8.00%	25,000	612,250
ProLogis Trust Series C, 8.54%	84,446	4,106,187
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	6,700	164,418
(depositary shares) Series L, 7.60%	49,890	1,238,769
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.: - continued
7.20%	35,900	$ 872,729
Series P, 6.70%	35,000	811,650
Public Storage:
Series I, 7.25%	10,828	273,407
Series K, 7.25%	21,418	548,301
Series N, 7.00%	4,200	106,764
Regency Centers Corp.:
7.25%	10,500	259,875
Series C 7.45%	18,000	447,300
Saul Centers, Inc. 8.00%	93,700	2,384,665
Sunstone Hotel Investors, Inc. Series A, 8.00%	62,200	1,533,230
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,290,479
		79,957,617
TOTAL FINANCIALS		84,349,491
TOTAL NONCONVERTIBLE PREFERRED STOCKS		84,672,541
TOTAL PREFERRED STOCKS (Cost $110,568,273)		98,795,171
Corporate Bonds - 29.7%
		Principal Amount (e)
Convertible Bonds - 10.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	988,250
FINANCIALS - 10.3%
Real Estate Investment Trusts - 6.7%
Acadia Realty Trust 3.75% 12/15/26		11,505,000	11,325,234
Alexandria Real Estate Equities, Inc. 3.7% 1/15/27 (g)		6,895,000	6,771,580
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,043,125
BRE Properties, Inc. 4.125% 8/15/26		6,800,000	6,829,750
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,128,200
Hospitality Properties Trust 3.8% 3/15/27		5,100,000	5,087,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Inland Real Estate Corp. 4.625% 11/15/26		$ 10,870,000	$ 10,652,600
Lexington Corporate Properties Trust 6% 1/15/30 (g)		5,000,000	5,181,250
ProLogis Trust:
1.875% 11/15/37		2,450,000	2,247,875
2.625% 5/15/38		1,500,000	1,389,375
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,698,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,500,000
Washington (REIT):
3.875% 9/15/26		1,600,000	1,592,000
3.875% 9/15/26		2,450,000	2,437,750
			69,883,989
Real Estate Management & Development - 3.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,500,000
Brandywine Operating Partnership LP 3.875% 10/15/26		1,000,000	992,500
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,222,600
4.25% 4/15/30 (g)		2,000,000	1,993,000
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,643,375
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,538,250
Grubb & Ellis Co. 7.95% 5/1/15 (g)		3,500,000	2,944,375
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,092,125
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,113,988
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	14,800,500
MPT Operating Partnership LP 9.25% 4/1/13 (g)		1,000,000	1,075,000
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	485,000
			37,400,713
TOTAL FINANCIALS			107,284,702
TOTAL CONVERTIBLE BONDS			108,272,952
Nonconvertible Bonds - 19.3%
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 0.4%
Times Square Hotel Trust 8.528% 8/1/26 (g)		3,968,871	4,038,326
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 2.6%
KB Home:
5.75% 2/1/14		$ 510,000	$ 479,400
5.875% 1/15/15		2,000,000	1,860,000
6.25% 6/15/15		7,500,000	6,900,000
9.1% 9/15/17		1,000,000	1,013,750
Lennar Corp.:
5.5% 9/1/14		1,000,000	928,750
5.6% 5/31/15		1,000,000	905,000
6.95% 6/1/18 (g)		3,000,000	2,662,500
M/I Homes, Inc. 6.875% 4/1/12		2,150,000	2,090,875
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,381,250
7.15% 4/15/20		1,500,000	1,346,250
Ryland Group, Inc. 8.4% 5/15/17		745,000	791,563
Standard Pacific Corp.:
6.25% 4/1/14		2,700,000	2,544,750
8.375% 5/15/18		2,245,000	2,188,875
10.75% 9/15/16		1,000,000	1,070,000
			27,162,963
Specialty Retail - 0.3%
Toys 'R' US Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			34,002,539
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,281,883	1,435,709
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		1,630,000	1,556,650
			2,992,359
FINANCIALS - 15.4%
Commercial Banks - 0.2%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,736,250
Diversified Financial Services - 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		4,000,000	3,990,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - 8.9%
AvalonBay Communities, Inc.:
5.5% 1/15/12		$ 527,000	$ 551,419
6.625% 9/15/11		393,000	411,965
Camden Property Trust 5% 6/15/15		1,100,000	1,160,740
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		800,000	856,399
6.25% 6/15/14		3,005,000	3,261,597
Developers Diversified Realty Corp.:
4.625% 8/1/10		900,000	900,000
5.375% 10/15/12		500,000	499,045
5.5% 5/1/15		2,000,000	1,911,018
7.5% 4/1/17		2,500,000	2,475,273
7.5% 7/15/18		5,271,000	5,125,336
9.625% 3/15/16		3,836,000	4,201,648
Entertainment Properties Trust 7.75% 7/15/20 (g)		2,000,000	1,957,500
Equity One, Inc.:
5.375% 10/15/15		1,500,000	1,521,897
6.25% 12/15/14		3,000,000	3,190,734
Federal Realty Investment Trust 5.65% 6/1/16		725,000	783,005
Health Care Property Investors, Inc.:
5.65% 12/15/13		1,025,000	1,090,835
6% 3/1/15		1,000,000	1,068,453
6.3% 9/15/16		5,250,000	5,589,602
7.072% 6/8/15		1,500,000	1,668,411
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,093,641
6.2% 6/1/16		750,000	824,795
Healthcare Realty Trust, Inc. 6.5% 1/17/17		1,875,000	1,981,980
HMB Capital Trust V 4.1371% 12/15/36 (d)(g)(h)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	898,796
6.75% 2/15/13		610,000	648,782
7.875% 8/15/14		1,000,000	1,108,650
HRPT Properties Trust:
6.25% 8/15/16		1,500,000	1,565,039
6.5% 1/15/13		200,000	211,067
iStar Financial, Inc. 5.95% 10/15/13		5,330,000	3,970,850
Kimco Realty Corp. 5.783% 3/15/16		450,000	490,279
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Nationwide Health Properties, Inc.:
6% 5/20/15		$ 3,122,000	$ 3,442,108
6.25% 2/1/13		1,000,000	1,075,846
8.25% 7/1/12		1,300,000	1,421,732
Omega Healthcare Investors, Inc.:
7% 4/1/14		9,720,000	9,853,650
7% 1/15/16		1,295,000	1,314,425
7.5% 2/15/20 (g)		1,000,000	1,045,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,910,384
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,010,000
ProLogis Trust:
6.25% 3/15/17		2,000,000	1,935,774
6.625% 5/15/18		2,000,000	1,950,180
6.875% 3/15/20		1,500,000	1,437,281
Reckson Operating Partnership LP 7.75% 3/15/20 (g)		2,000,000	2,000,000
Senior Housing Properties Trust:
6.75% 4/15/20		2,000,000	2,040,000
8.625% 1/15/12		5,900,000	6,187,625
UDR, Inc. 5.5% 4/1/14		500,000	529,707
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	517,405
5.25% 1/15/15		1,000,000	1,042,302
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,576,130
			92,308,305
Real Estate Management & Development - 5.8%
AMB Property LP:
5.9% 8/15/13		400,000	425,077
6.125% 12/1/16		1,000,000	1,078,402
Brandywine Operating Partnership LP:
5.4% 11/1/14		1,750,000	1,802,542
5.75% 4/1/12		1,000,000	1,033,235
7.5% 5/15/15		1,000,000	1,104,883
CB Richard Ellis Services, Inc. 11.625% 6/15/17		1,500,000	1,698,750
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,543,574
6.25% 6/15/14		1,594,000	1,628,897
6.875% 8/15/12		1,000,000	1,035,000
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,424,405
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Duke Realty LP:
6.25% 5/15/13		$ 750,000	$ 804,506
7.375% 2/15/15		1,500,000	1,685,130
DuPont Fabros Technology LP 8.5% 12/15/17		845,000	897,813
Forest City Enterprises, Inc.:
6.5% 2/1/17		3,310,000	2,780,400
7.625% 6/1/15		1,435,000	1,305,850
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	2,816,708
Host Hotels & Resorts LP:
6.875% 11/1/14		500,000	507,500
9% 5/15/17		750,000	810,000
Liberty Property LP:
5.125% 3/2/15		2,200,000	2,289,516
6.375% 8/15/12		2,679,000	2,868,295
Post Apartment Homes LP:
5.45% 6/1/12		713,000	742,970
6.3% 6/1/13		2,000,000	2,157,816
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,773,687
5.875% 6/15/17		400,000	425,412
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17 (g)		1,000,000	1,050,000
Ventas Realty LP:
6.5% 6/1/16		2,340,000	2,392,650
6.5% 6/1/16		11,370,000	11,625,825
6.625% 10/15/14		6,160,000	6,283,200
			59,992,043
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,370,000
TOTAL FINANCIALS			159,396,598
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. 11% 1/15/14		$ 1,580,000	$ 1,406,200
Sun Healthcare Group, Inc. 9.125% 4/15/15		2,050,000	2,137,125
			3,543,325
TOTAL NONCONVERTIBLE BONDS			199,934,821
TOTAL CORPORATE BONDS (Cost $288,182,095)			308,207,773
Asset-Backed Securities - 5.2%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,218,353
Anthracite CDO II Ltd. Series 2002-2A Class F, 7.6% 12/24/37 (g)		2,260,000	971,800
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6906% 3/23/19 (g)(h)		395,791	296,843
Brascan Real Estate CDO Ltd./Brascan Real Estate CDO Corp. Series 2004-1A Class A, 0.8713% 1/20/40 (g)(h)		2,309,895	2,211,724
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.8381% 3/20/50 (g)(h)		2,250,000	225,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		5,375,000	5,213,750
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7713% 1/20/37 (g)(h)		1,186,654	771,325
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		2,430,816	1,823,112
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	237,030
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,130,400
Class B2, 1.8872% 12/28/35 (g)(h)		1,575,000	937,125
Class D, 9% 12/28/35 (g)		500,000	158,650
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (g)		997,000	279,160
Crest Ltd. Series 2002-IGA:
Class A, 0.9375% 7/28/17 (g)(h)		1,145,821	1,077,072
Class B, 1.8375% 7/28/35 (g)(h)		1,500,000	1,329,450
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		$ 6,500,000	$ 5,652,853
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.9028% 11/28/39 (g)(h)		550,000	38,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,660,953
Series 1997-3 Class M1, 7.53% 3/15/28		8,167,187	5,706,925
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35 (h)(j)		1,259,000	72,722
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.8788% 8/26/30 (g)(h)		749,836	74,984
Class E, 2.3288% 8/26/30 (g)(h)		1,455,839	72,792
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class A2, 0.8881% 11/20/17 (g)(h)		1,926,008	1,829,708
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,447,670	500,753
Merit Securities Corp. Series 13 Class M1, 7.9882% 12/28/33		1,923,000	1,744,067
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	535,098
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class A2, 4.646% 7/24/39 (g)		2,460,088	2,312,483
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9966% 2/5/36 (g)(h)		3,370,124	337
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,006,750
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7835% 9/25/26 (g)(h)		2,000,000	540,000
Series 2006-1A:
Class A1A, 0.7983% 9/25/26 (g)(h)		2,439,000	1,975,590
Class A1B, 0.8683% 9/25/26 (g)(h)		4,285,000	3,235,175
Class A2A, 0.7583% 9/25/26 (g)(h)		9,140,000	7,540,500
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 2.4275% 11/21/40 (g)(h)		250,000	15,000
TOTAL ASSET-BACKED SECURITIES (Cost $63,473,583)			54,395,984
Collateralized Mortgage Obligations - 2.8%
		Principal Amount (e)	Value
Private Sponsor - 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.5509% 3/15/22 (g)(h)		$ 8,050,108	$ 7,783,777
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.5209% 6/15/22 (g)(h)		3,250,000	2,772,973
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		122,616	15,339
Series 2002-R2 Class 2B3, 4.7244% 7/25/33 (g)(h)		236,928	83,988
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		165,728	18,280
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		359,616	18,896
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,593,299	469,657
Class B3, 5.5% 11/25/33 (g)		477,085	43,133
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(h)		343,868	17,633
Freddie Mac Series 2010 K7 Class B, 5.4341% 4/25/20 (g)(h)		1,500,000	1,325,700
FREMF Mortgage Trust Series 2010-K6 Class B, 5.3574% 12/26/46 (g)(h)		4,500,000	3,925,502
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.841% 6/15/22 (g)(h)		5,198,066	4,496,327
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		4,240,000	4,126,368
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,627,974
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.2925% 7/10/35 (g)(h)		577,830	327,803
Series 2004-C Class B5, 1.6925% 9/10/36 (g)(h)		323,453	150,600
Series 2005-A Class B6, 2.3425% 3/10/37 (g)(h)		1,775,940	311,500
Series 2005-B Class B6, 1.9425% 6/10/37 (g)(h)		897,707	62,750
Series 2005-D Class B6, 2.5909% 12/15/37 (g)(h)		452,911	18,162
Series 2006-B Class B6, 2.0409% 7/15/38 (g)(h)		921,308	14,188
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		46,470	30,125
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		95,444	32,093
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.8425% 12/10/35 (g)(h)		508,287	180,137
Series 2004-A Class B7, 4.5925% 2/10/36 (g)(h)		520,533	216,073
Series 2004-B Class B7, 4.3425% 2/10/36 (g)(h)		630,046	174,208
Series 2005-C Class B7, 3.4425% 9/10/37 (g)(h)		1,847,925	145,801
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2006-B Class B7, 4.1909% 7/15/38 (g)(h)		$ 841,219	$ 11,020
Series 2007-A Class BB, 3.6909% 2/15/39 (g)(h)		575,971	1,901
TOTAL PRIVATE SPONSOR			28,401,908
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		202,034	109,976
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 4.4529% 2/25/42 (g)(h)		126,091	54,561
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		276,868	91,121
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 4.5583% 6/25/43 (g)(h)		170,779	61,218
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 4.6215% 10/25/42 (g)(h)		74,156	26,092
TOTAL U.S. GOVERNMENT AGENCY			342,968
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,253,558)			28,744,876
Commercial Mortgage Securities - 17.8%

Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		1,565,000	1,641,920
Class B2, 7.525% 4/14/29		560,000	579,712
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,012,407
Series 2005-1 Class CJ, 5.3362% 11/10/42 (h)		3,580,000	3,325,119
Series 2005-6 Class AJ, 5.35% 9/10/47 (h)		5,000,000	4,589,640
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.3409% 3/15/22 (g)(h)		820,000	352,600
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6236% 3/11/39 (h)		5,700,000	4,924,612
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2006-BBA7:
Class D, 0.6009% 3/15/19 (g)(h)		2,480,000	2,072,139
Class E, 0.6609% 3/15/19 (g)(h)		1,995,000	1,611,038
Class F, 0.6809% 3/15/19 (g)(h)		1,650,000	1,274,110
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Bear Stearns Commercial Mortgage Securities Trust: - continued
floater Series 2006-BBA7:
Class G, 0.7809% 3/15/19 (g)(h)		$ 2,760,000	$ 1,968,965
Series 2006-T22 Class B, 5.6284% 4/12/38 (g)(h)		2,520,000	2,093,906
Citigroup Commercial Mortgage Trust floater Series 2007-FL3A Classs MLA2, 1.3909% 4/15/22 (g)(h)		800,000	652,005
COMM pass-thru certificates Series 2001-J1A Class F, 6.958% 2/16/34 (g)		2,600,000	2,627,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-TF2A Class AX, 0.0136% 11/15/19 (g)(h)(i)		4,560,701	228
Credit Suisse/Morgan Stanley Commercial Mortgage Trust:
floater Series 2006-HC1A:
Class A2, 0.6009% 5/15/23 (g)(h)		5,800,000	5,474,633
Class D, 0.8109% 5/15/23 (g)(h)		1,250,000	1,144,969
Class F, 0.9409% 5/15/23 (g)(h)		1,825,000	1,640,680
Series 2006-HC1A Class A1, 0.5309% 5/15/23 (g)(h)		2,445,102	2,330,284
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	440,000
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	980,774
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4574% 6/10/31 (g)(h)		2,500,000	2,735,966
Series 2000-CKP1 Class B3, 8.5482% 11/10/33 (h)		2,970,000	2,966,191
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,020,947
Class K, 6% 12/12/33 (g)		2,000,000	1,948,235
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		7,545,000	7,054,575
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	835,259
Series 2002-1A Class H, 7.4003% 12/10/35 (g)(h)		991,000	957,525
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (g)		1,000,000	1,040,000
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (h)		2,702,284	2,825,545
Class G, 6.75% 4/15/29 (h)		1,250,000	1,238,451
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		1,551,289	1,557,774
Class J, 6.974% 8/15/36 (g)		1,500,000	1,526,450
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1:
Class H, 7% 3/15/33 (g)		$ 568,791	$ 562,048
Class K, 7% 3/15/33		1,100,000	861,158
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,037,131
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	1,984,305
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	836,054
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 1.6475% 3/1/20 (g)(h)		1,400,000	1,148,000
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(h)		2,895,000	14,475
Class X, 1.0879% 10/15/32 (g)(h)(i)		7,823,066	217
Series 2009-IWST Class D, 7.6935% 12/5/27 (g)(h)		3,250,000	3,281,771
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.5209% 2/15/19 (g)(h)		2,505,338	2,356,715
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,719,847	2,872,371
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,246,338
Class H, 6% 7/15/31 (g)		2,638,000	131,900
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,820,000	2,876,682
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	1,928,886
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,354,522
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	1,755,114
Series 2005-C2 Class AJ, 5.205% 4/15/30 (h)		8,910,000	7,984,874
Series 2006-C4:
Class AJ, 5.9022% 6/15/38 (h)		6,005,000	5,038,615
Class AM, 5.9022% 6/15/38 (h)		6,700,000	6,041,858
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (g)		1,850,000	1,757,500
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	326,364
Class G, 4.384% 7/12/37	CAD	355,000	157,241
Class H, 4.384% 7/12/37	CAD	236,000	100,756
Class J, 4.384% 7/12/37	CAD	355,000	146,146
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Financial Asset, Inc. Series 2005-CA16: - continued
Class K, 4.384% 7/12/37	CAD	355,000	$ 140,967
Class L, 4.384% 7/12/37	CAD	236,000	90,419
Class M, 4.384% 7/12/37	CAD	995,000	281,590
Merrill Lynch Mortgage Investors Trust:
Series 1999-C1 Class G, 6.71% 11/15/31 (g)		2,833,490	283
Series 2001-HRPA:
Class G, 6.778% 2/3/16 (g)		840,000	831,600
Class H, 6.778% 2/3/16 (g)		2,130,000	2,108,700
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8383% 5/12/39 (h)		1,200,000	1,099,538
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37		750,000	0
Class E, 7.983% 1/15/37		1,453,000	0
Class IO, 8.4873% 1/15/37 (h)(i)		5,527,084	525,073
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		2,260,570	2,266,221
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	7,366,776
Series 1997-RR Class F, 7.4307% 4/30/39 (g)(h)		3,249,026	2,989,104
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,830,092	1,415,046
Series 2005-HQ7 Class E, 5.3761% 11/14/42 (h)		850,000	433,500
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,337,500
Morgan Stanley Dean Witter Capital I Trust Series 2001-IQA Class F, 6.79% 12/18/32 (g)		1,486,185	1,509,189
Multi Security Asset Trust sequential payer Series 2005-RR4A Class A2, 4.83% 11/28/35 (g)		3,152,092	2,935,386
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,128,112	3,128,112
RBSCF Trust Series 2010-MB1 Class D, 4.8194% 4/15/24 (g)(h)		5,820,000	5,298,928
Structured Asset Securities Corp.:
Series 1996-CFL Class I, 7.75% 2/25/28 (g)		3,827,943	3,923,641
Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,200,209
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 6.0712% 8/15/39 (h)		2,080,000	2,009,231
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		6,460,000	6,395,400
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.9159% 7/15/24 (g)(h)		1,200,000	289,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust:
floater Series 2007-WHL8 Class MH1, 1.1409% 6/15/20 (g)(h)		$ 1,800,000	$ 1,490,968
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,843,444
Series 2004-C12 Class D, 5.4836% 7/15/41 (h)		2,750,000	2,444,518
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,080,420
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $188,261,532)			184,679,954
Floating Rate Loans - 1.5%

CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.54% 10/27/13 (h)		28,155	26,888
FINANCIALS - 1.2%
Diversified Financial Services - 0.1%
TowerCo Finance LLC term loan 6% 11/24/14 (h)		568,147	569,568
Real Estate Investment Trusts - 0.2%
Medical Properties Trust, Inc. Tranche B, term loan 5% 5/17/16 (h)		2,000,000	1,970,000
Real Estate Management & Development - 0.9%
CB Richard Ellis Services, Inc. Tranche B1-A, term loan 6.5% 12/20/15 (h)		2,298,941	2,284,573
Realogy Corp.:
Credit-Linked Deposit 3.35% 10/10/13 (h)		1,186,117	1,034,887
Tranche 2LN, term loan 13.5% 10/15/17		2,500,000	2,625,000
Tranche B, term loan 3.3472% 10/10/13 (h)		4,405,577	3,843,866
			9,788,326
TOTAL FINANCIALS			12,327,894
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. term loan:
5.25% 4/9/16 (h)		1,628,362	1,514,377
Floating Rate Loans - continued
		Principal Amount (e)	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Skilled Healthcare Group, Inc. term loan: - continued
5.25% 4/9/16 (h)		$ 148,438	$ 138,047
Universal Health Services, Inc. term loan 7/28/16 (h)		2,000,000	1,982,400
			3,634,824
TOTAL FLOATING RATE LOANS (Cost $16,036,884)			15,989,606
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (g)	1,000,000	0
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	85,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	280,600
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	810,000	8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
Kent Funding III Ltd. 11/5/47 (g)	1,650,000	0
		365,608
TOTAL PREFERRED SECURITIES (Cost $5,781,511)		365,608
Money Market Funds - 10.1%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	101,267,689	101,267,689
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	3,560,975	3,560,975
TOTAL MONEY MARKET FUNDS (Cost $104,828,664)		104,828,664
Cash Equivalents - 0.3%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $2,682,000)	$ 2,682,047	$ 2,682,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,027,625,028)		1,042,028,216
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(3,177,633)
NET ASSETS - 100%		$ 1,038,850,583
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $242,980,827 or 23.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $273,819 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 175,074
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 208,646
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35	6/3/05	$ 1,110,697
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,682,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 1,071,608
Banc of America Securities LLC	405,435
Barclays Capital, Inc.	1,204,957
$ 2,682,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 122,644
Fidelity Securities Lending Cash Central Fund	6,300
Total	$ 128,944
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,609,195	$ 3,913,195	$ -	$ 3,696,000
Financials	321,306,447	300,180,030	17,204,173	3,922,244
Health Care	12,220,579	12,220,579	-	-
Materials	997,530	997,530	-	-
Corporate Bonds	308,207,773	-	306,837,773	1,370,000
Asset-Backed Securities	54,395,984	-	37,509,028	16,886,956
Collateralized Mortgage Obligations	28,744,876	-	27,750,321	994,555
Commercial Mortgage Securities	184,679,954	-	172,427,208	12,252,746
Floating Rate Loans	15,989,606	-	15,989,606	-
Preferred Securities	365,608	-	-	365,608
Money Market Funds	104,828,664	104,828,664	-	-
Cash Equivalents	2,682,000	-	2,682,000	-
Total Investments in Securities:	$ 1,042,028,216	$ 422,139,998	$ 580,400,109	$ 39,488,109
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,304,225
Cost of Purchases	1,391,775
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,696,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,304,225
Equities - Financials
Beginning Balance	$ 3,099,870
Total Realized Gain (Loss)	(2,073,397)
Total Unrealized Gain (Loss)	3,167,065
Cost of Purchases	607
Proceeds of Sales	(271,913)
Amortization/Accretion	-
Transfers in to Level 3	12
Transfers out of Level 3	-
Ending Balance	$ 3,922,244
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 932,126
Corporate Bonds
Beginning Balance	$ 2,343,856
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(230,253)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(743,603)
Ending Balance	$ 1,370,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (230,253)
Asset-Backed Securities
Beginning Balance	$ 11,832,848
Total Realized Gain (Loss)	164,843
Total Unrealized Gain (Loss)	2,972,785
Cost of Purchases	7,476,085
Proceeds of Sales	(1,606,631)
Amortization/Accretion	(329,128)
Transfers in to Level 3	1,375,000
Transfers out of Level 3	(4,998,846)
Ending Balance	$ 16,886,956
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,907,249
Collateralized Mortgage Obligations
Beginning Balance	$ 2,036,201
Total Realized Gain (Loss)	296,490
Total Unrealized Gain (Loss)	3,450,561
Cost of Purchases	-
Proceeds of Sales	(3,529,343)
Amortization/Accretion	(534,455)
Transfers in to Level 3	26,799
Transfers out of Level 3	(751,698)
Ending Balance	$ 994,555
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 547,954
Commercial Mortgage Securities
Beginning Balance	$ 6,157,272
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,065,436
Cost of Purchases	8,051,715
Proceeds of Sales	(85,393)
Amortization/Accretion	(168,765)
Transfers in to Level 3	527,055
Transfers out of Level 3	(3,294,574)
Ending Balance	$ 12,252,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 706,900
Preferred Securities
Beginning Balance	$ 159,115
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	83,968
Cost of Purchases	113,400
Proceeds of Sales	-
Amortization/Accretion	9,125
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 365,608
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 83,968

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.0%*
AAA,AA,A	15.7%
BBB	16.6%
BB	5.2%
B	5.3%
CCC,CC,C	2.8%
D	0.0%*
Not Rated	11.4%
Equities	32.9%
Short-Term Investments and Net Other Assets	10.1%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $13,906,408 of which $302,434 and $13,603,974 will expire on July 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,465,460 and repurchase agreements of $2,682,000) - See accompanying schedule: Unaffiliated issuers (cost $922,796,364)	$ 937,199,552
Fidelity Central Funds (cost $104,828,664)	104,828,664
Total Investments (cost $1,027,625,028)		$ 1,042,028,216
Cash		12,910
Receivable for investments sold		59,082
Receivable for fund shares sold		3,904,419
Dividends receivable		2,212,230
Interest receivable		5,665,975
Distributions receivable from Fidelity Central Funds		16,214
Other receivables		6,136
Total assets		1,053,905,182

Liabilities
Payable for investments purchased	$ 9,453,671
Payable for fund shares redeemed	1,242,558
Accrued management fee	450,916
Distribution fees payable	1,158
Other affiliated payables	265,254
Other payables and accrued expenses	80,067
Collateral on securities loaned, at value	3,560,975
Total liabilities		15,054,599

Net Assets		$ 1,038,850,583
Net Assets consist of:
Paid in capital		$ 1,029,732,177
Undistributed net investment income		11,035,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,345,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,428,876
Net Assets		$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,830,229 ÷ 385,150 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class T: Net Asset Value and redemption price per share ($861,570 ÷ 86,640 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class C: Net Asset Value and offering price per share ($835,566 ÷ 84,150 shares)A	$ 9.93

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,030,393,032 ÷ 103,518,377 shares)	$ 9.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,930,186 ÷ 294,473 shares)	$ 9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 14,605,009
Interest		33,888,914
Income from Fidelity Central Funds		128,944
Total income		48,622,867

Expenses
Management fee	$ 4,142,289
Transfer agent fees	2,353,943
Distribution fees	2,342
Accounting and security lending fees	331,606
Custodian fees and expenses	25,321
Independent trustees' compensation	3,983
Registration fees	139,993
Audit	158,498
Legal	9,943
Miscellaneous	9,004
Total expenses before reductions	7,176,922
Expense reductions	(70,219)	7,106,703
Net investment income (loss)		41,516,164
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,622,501
Foreign currency transactions	2,968
Total net realized gain (loss)		20,625,469
Change in net unrealized appreciation (depreciation) on: Investment securities	102,834,422
Assets and liabilities in foreign currencies	21,305
Total change in net unrealized appreciation (depreciation)		102,855,727
Net gain (loss)		123,481,196
Net increase (decrease) in net assets resulting from operations		$ 164,997,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,516,164	$ 24,141,669
Net realized gain (loss)	20,625,469	(25,453,488)
Change in net unrealized appreciation (depreciation)	102,855,727	(12,255,306)
Net increase (decrease) in net assets resulting from operations	164,997,360	(13,567,125)
Distributions to shareholders from net investment income	(40,150,798)	(21,152,317)
Share transactions - net increase (decrease)	450,504,667	104,590,330
Redemption fees	230,512	250,779
Total increase (decrease) in net assets	575,581,741	70,121,667

Net Assets
Beginning of period	463,268,842	393,147,175
End of period (including undistributed net investment income of $11,035,447 and undistributed net investment income of $8,560,696, respectively)	$ 1,038,850,583	$ 463,268,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.09% A
Expenses net of fee waivers, if any	1.09% A
Expenses net of all reductions	1.09% A
Net investment income (loss)	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,830
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 862
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.15
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.12
Distributions from net investment income	(.14)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.93
Total Return B, C, D	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.86% A
Net investment income (loss)	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.43	$ 11.22	$ 11.78	$ 12.17
Income from Investment Operations
Net investment income (loss) B	.53	.54	.59	.63	.66
Net realized and unrealized gain (loss)	1.73	(1.27)	(1.48)	(.37)	(.11)
Total from investment operations	2.26	(.73)	(.89)	.26	.55
Distributions from net investment income	(.52)	(.50)	(.66)	(.58)	(.67)
Distributions from net realized gain	-	-	(.24)	(.24)	(.27)
Total distributions	(.52)	(.50)	(.90)	(.82)	(.94)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Total Return A	28.29%	(6.92)%	(8.43)%	2.00%	4.82%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.00%	.94%	.88%	.85%
Expenses net of fee waivers, if any	.96%	1.00%	.94%	.88%	.85%
Expenses net of all reductions	.96%	1.00%	.94%	.88%	.85%
Net investment income (loss)	5.60%	7.15%	5.77%	5.30%	5.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268	$ 521,265
Portfolio turnover rate D	28%	47%	32%	45%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended July 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.15
Distributions from net investment income	(.15)
Redemption fees added to paid in capital D	-I
Net asset value, end of period	$ 9.95
Total Return B, C	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930
Portfolio turnover rate F	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class C, and Institutional Class shares and the existing class was designated Real Estate Income on April 14, 2010. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a rollforward of level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Certain of the Fund's securities may be valued by a single source or dealer.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,269,388
Gross unrealized depreciation	(75,775,542)
Net unrealized appreciation (depreciation)	$ 12,493,846

Tax Cost	$ 1,029,534,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,505,281
Capital loss carryforward	$ (13,906,408)
Net unrealized appreciation (depreciation)	$ 12,519,534

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 40,150,798	$ 21,152,317

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $569,505,702 and $189,844,016, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,146	$ 382
Class T	-%	.25%	324	68
Class C	.75%	.25%	872	585
			$ 2,342	$ 1,035

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 1% for Class C, .75% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 369
Class T	283
$ 652

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 905	.19*
Class T	351	.27*
Class C	196	.22*
Real Estate Income	2,351,958.32
Institutional Class	533	.20*
	$ 2,353,943

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,333 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,742 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,300.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced expenses of the Real Estate Income Class by $62,921.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,610 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $688.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010 A	2009
From net investment income
Class A	$ 23,172	$ -
Class T	6,447	-
Class C	3,705	-
Real Estate Income	40,107,971	21,152,317
Institutional Class	9,503	-
Total	$ 40,150,798	$ 21,152,317

A Distributions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	402,260	-	$ 3,960,293	$ -
Reinvestment of distributions	1,072	-	10,302	-
Shares redeemed	(18,182)	-	(177,559)	-
Net increase (decrease)	385,150	-	$ 3,793,036	$ -
Class T
Shares sold	85,986	-	$ 847,305	$ -
Reinvestment of distributions	671	-	6,447	-
Shares redeemed	(17)	-	(166)	-
Net increase (decrease)	86,640	-	$ 853,586	$ -
Class C
Shares sold	84,053	-	$ 827,207	$ -
Reinvestment of distributions	378	-	3,628	-
Shares redeemed	(281)	-	(2,700)	-
Net increase (decrease)	84,150	-	$ 828,135	$ -
Real Estate Income
Shares sold	69,175,263	36,427,202	$ 650,744,676	$ 268,384,038
Reinvestment of distributions	4,018,182	2,602,609	36,922,410	19,305,679
Shares redeemed	(26,105,432)	(24,280,916)	(245,525,556)	(183,099,387)
Net increase (decrease)	47,088,013	14,748,895	$ 442,141,530	$ 104,590,330
Institutional Class
Shares sold	294,304	-	$ 2,886,826	$ -
Reinvestment of distributions	902	-	8,663	-
Shares redeemed	(733)	-	(7,109)	-
Net increase (decrease)	294,473	-	$ 2,888,380	$ -

A Share transactions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to
July 31, 2010.

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A, Class T, and Class C designates 8% of the dividends distributed in June, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 10%; Class T designates 10%; and Class C designates 11%; of dividends distributed in June, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2009). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

REIA-UANN-0910
1.907548.100

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Real Estate Income
Fund - Institutional Class

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Real Estate Income Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Summary	<Click Here>	A summary of the fund's holdings.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional ClassB	28.33%	3.18%	6.60%

A From February 4, 2003 .

B The initial offering of Institutional Class shares took place on April 14, 2010. Returns prior to April 14, 2010 are those of Fidelity® Real Estate Income Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Real Estate Income Fund - Institutional Class on February 4, 2003, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Institutional Class took place on April 14, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The 12 months ending July 31, 2010, reflected a gradual return to historical norms for investors in real estate stocks and bonds. Commercial property values, which significantly declined in 2008 and early 2009, stabilized and even began to increase modestly, benefiting from very low interest rates and better economic conditions. In addition, the income that commercial properties generated looked reasonable compared with U.S. Treasuries and other bond alternatives. Overall, property-related securities benefited from strengthening fundamentals. For example, in recent months, rents and occupancy rates in apartments and hotels started to improve, while rental rates for office properties stopped going down. For the year, The BofA Merrill Lynch U.S. Real Estate IndexSM - a market-capitalization-weighted measure of the performance of investment-grade public debt of corporate issuers in the domestic real estate sector - rose 22.94%. Real estate investment trusts (REITs) did the best, increasing 48.68%, as measured by the FTSE NAREIT All REIT Index. Both real estate bonds and stocks performed considerably better than the S&P 500® Index, a proxy for the broad U.S. equity market, which returned 13.84%.

Comments from Mark Snyderman, Portfolio Manager of Fidelity Advisor Real Estate Income Fund: For the year, the fund's Institutional Class shares trailed the Fidelity Real Estate Income Composite Index - a 40/40/20 blend of the MSCI® REIT Preferred Index, The BofA Merrill Lynch U.S. Real Estate Index and the FTSE NAREIT index, respectively - which returned 33.67%. Overall, however, I'm pleased to have helped shareholders make a very good return in the past year. (For specific class-level results, please see the performance section of this report.) The fund's much smaller allocation to preferred stocks was the main reason for its underperformance of the Composite index. The fund's common and preferred stocks, real estate bonds and commercial mortgage-backed securities (CMBS) all turned in a healthy double-digit gain. Common stocks did the best, rising nearly 50%, slightly ahead of the FTSE NAREIT index. The portfolio's preferred stocks modestly outpaced the MSCI index's roughly 36% return. My real estate bond investments returned close to 20% overall, slightly lagging the BofA Merrill Lynch index because I tend to favor lower-duration securities - meaning those with less interest-rate sensitivity. The fund's CMBS allocation added nicely to returns. My holdings in this group - about 21% of the portfolio, on average - rose more than 35%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010) for Real Estate Income and for the entire period (April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value July 31, 2010	Expenses Paid During Period
Class A	1.09%
Actual		$ 1,000.00	$ 1,014.60	$ 3.28 B
HypotheticalA		$ 1,000.00	$ 1,019.39	$ 5.46 C
Class T	1.17%
Actual		$ 1,000.00	$ 1,014.50	$ 3.52 B
HypotheticalA		$ 1,000.00	$ 1,018.99	$ 5.86 C
Class C	1.86%
Actual		$ 1,000.00	$ 1,012.90	$ 5.59 B
HypotheticalA		$ 1,000.00	$ 1,015.57	$ 9.30 C
Real Estate Income	.93%
Actual		$ 1,000.00	$ 1,093.40	$ 4.83 B
HypotheticalA		$ 1,000.00	$ 1,020.18	$ 4.66 C
Institutional Class	.85%
Actual		$ 1,000.00	$ 1,015.80	$ 2.56 B
HypotheticalA		$ 1,000.00	$ 1,020.58	$ 4.26 C

A 5% return per year before expenses

B Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period) for Real Estate Income and multiplied by 108/365 (to reflect the period April 14, 2010 to July 31, 2010) for Class A, Class T, Class C and Institutional Class.

C Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by average account value over the period, multiplied by 181/365 (to reflect one-half year period.)

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
MFA Financial, Inc.	1.8	1.9
Acadia Realty Trust (SBI)	1.5	1.2
Equity Lifestyle Properties, Inc.	1.4	1.3
Cypress Sharpridge Investments, Inc.	1.3	0.7
Ventas, Inc.	1.3	1.4
	7.3
Top 5 Bonds as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Lexington Master Ltd. Partnership 5.45% 1/15/27	1.4	2.0
Ventas Realty LP 6.5% 6/1/16	1.1	1.5
Acadia Realty Trust 3.75% 12/15/26	1.1	1.5
Inland Real Estate Corp. 4.625% 11/15/26	1.0	1.0
Omega Healthcare Investors, Inc. 7% 4/1/14	1.0	1.3
	5.6
Top Five REIT Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Shopping Centers	8.9	10.4
REITs - Mortgage	8.7	7.3
REITs - Health Care Facilities	8.3	11.1
REITs - Management/Investment	6.6	7.1
REITs - Apartments	5.0	7.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Common Stocks 23.4%		Common Stocks 20.9%
	Preferred Stocks 8.1%		Preferred Stocks 9.4%
	Bonds 45.1%		Bonds 45.7%
	Convertible Securities 11.8%		Convertible Securities 16.4%
	Other Investments 1.5%		Other Investments 1.0%
	Short-Term Investments and Net Other Assets 10.1%		Short-Term Investments and Net Other Assets 6.6%
* Foreign investments	2.3%	** Foreign investments	2.9%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 23.4%
	Shares	Value
CONSUMER DISCRETIONARY - 0.7%
Hotels, Restaurants & Leisure - 0.3%
Starwood Hotels & Resorts Worldwide, Inc.	74,100	$ 3,590,145
Household Durables - 0.4%
Stanley Martin Communities LLC Class B (a)	4,620	3,696,000
TOTAL CONSUMER DISCRETIONARY		7,286,145
FINANCIALS - 21.4%
Capital Markets - 0.2%
HFF, Inc. (a)	271,664	2,379,777
Real Estate Investment Trusts - 21.0%
Acadia Realty Trust (SBI)	853,449	15,822,944
Alexandria Real Estate Equities, Inc.	28,800	2,031,840
AMB Property Corp. (SBI)	248,200	6,195,072
American Campus Communities, Inc.	175,500	5,080,725
Annaly Capital Management, Inc.	523,250	9,104,550
Anworth Mortgage Asset Corp.	1,129,510	7,872,685
Apartment Investment & Management Co. Class A	141,241	3,032,444
Associated Estates Realty Corp.	432,500	5,985,800
AvalonBay Communities, Inc.	48,225	5,067,965
Brandywine Realty Trust (SBI)	191,100	2,170,896
CapLease, Inc.	124,200	608,580
CBL & Associates Properties, Inc.	296,173	4,167,154
Cedar Shopping Centers, Inc.	267,400	1,657,880
Chimera Investment Corp.	255,200	987,624
Cypress Sharpridge Investments, Inc.	1,018,863	13,448,992
Cypress Sharpridge Investments, Inc. (g)	146,458	1,933,246
DCT Industrial Trust, Inc.	413,600	1,939,784
Developers Diversified Realty Corp.	115,000	1,305,250
DiamondRock Hospitality Co.	264,700	2,456,416
Duke Realty LP	362,983	4,341,277
Dynex Capital, Inc.	350,000	3,395,000
Equity Lifestyle Properties, Inc.	266,930	14,128,605
Equity Residential (SBI)	52,200	2,393,370
Excel Trust, Inc. (a)	276,100	3,158,584
Federal Realty Investment Trust (SBI)	22,400	1,751,456
Franklin Street Properties Corp.	90,317	1,102,771
Glimcher Realty Trust	64,600	429,590
Government Properties Income Trust	73,500	2,042,565
Health Care REIT, Inc.	26,200	1,187,122
Highwoods Properties, Inc. (SBI)	106,400	3,331,384
Kimco Realty Corp.	87,800	1,323,146
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Lexington Corporate Properties Trust	30,900	$ 198,687
MFA Financial, Inc.	2,521,581	18,508,390
Monmouth Real Estate Investment Corp. Class A	427,000	3,360,490
National Retail Properties, Inc.	147,900	3,419,448
Nationwide Health Properties, Inc.	138,580	5,185,664
Pebblebrook Hotel Trust (a)	186,300	3,407,427
Piedmont Office Realty Trust, Inc. Class A (f)	158,700	2,856,600
ProLogis Trust	194,366	2,110,815
Public Storage	23,800	2,335,256
Redwood Trust, Inc.	278,000	4,350,700
Regency Centers Corp.	97,400	3,675,876
Simon Property Group, Inc.	96,001	8,565,209
Sun Communities, Inc.	35,000	1,018,500
Sunstone Hotel Investors, Inc. (a)	479,900	4,952,568
The Macerich Co.	93,074	3,857,917
Two Harbors Investment Corp.	346,800	2,923,524
UDR, Inc.	64,101	1,353,172
Ventas, Inc.	260,480	13,211,546
Vornado Realty Trust	43,790	3,624,936
		218,371,442
Real Estate Management & Development - 0.2%
CB Richard Ellis Group, Inc. Class A (a)	122,500	2,082,500
Thrifts & Mortgage Finance - 0.0%
Wrightwood Capital LLC warrants 7/31/14 (a)(g)	60,681	607
TOTAL FINANCIALS		222,834,326
HEALTH CARE - 1.2%
Health Care Providers & Services - 1.2%
Brookdale Senior Living, Inc. (a)	364,900	5,174,282
Capital Senior Living Corp. (a)	412,050	2,225,070
Emeritus Corp. (a)(f)	280,141	4,821,227
		12,220,579
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Weyerhaeuser Co.	61,500	997,530
TOTAL COMMON STOCKS (Cost $210,556,928)		243,338,580
Preferred Stocks - 9.5%
	Shares	Value
Convertible Preferred Stocks - 1.4%
FINANCIALS - 1.4%
Real Estate Investment Trusts - 1.1%
Alexandria Real Estate Equities, Inc. Series D 7.00%	20,000	$ 457,500
CommonWealth REIT 6.50%	80,000	1,612,800
Lexington Corporate Properties Trust Series C 6.50%	254,009	9,303,080
		11,373,380
Real Estate Management & Development - 0.3%
Forest City Enterprises, Inc. Series A 7.00%	10,000	508,000
Grubb & Ellis Co.:
12.00% (g)	22,500	1,833,750
12.00% (g)	5,000	407,500
		2,749,250
TOTAL FINANCIALS		14,122,630
Nonconvertible Preferred Stocks - 8.1%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
M/I Homes, Inc. Series A, 9.75% (a)	18,200	323,050
FINANCIALS - 8.1%
Diversified Financial Services - 0.4%
DRA CRT Acquisition Corp. Series A, 8.50%	25,000	306,250
Red Lion Hotels Capital Trust 9.50%	163,125	4,081,388
W2007 Grace Acquisition I, Inc. Series B, 8.75% (a)	35,300	4,236
		4,391,874
Real Estate Investment Trusts - 7.7%
Alexandria Real Estate Equities, Inc. Series C, 8.375%	67,000	1,737,310
American Home Mortgage Investment Corp.:
Series A, 9.375% (a)	120,300	12
Series B, 9.25% (a)	124,100	124
Annaly Capital Management, Inc. Series A, 7.875%	164,900	4,224,738
Anworth Mortgage Asset Corp. Series A, 8.625%	247,727	6,188,220
Apartment Investment & Management Co.:
Series G, 9.375%	136,198	3,508,460
Series T, 8.00%	57,500	1,432,900
CapLease, Inc. Series A, 8.125%	43,400	1,031,184
CBL & Associates Properties, Inc.:
(depositary shares) Series C, 7.75%	34,500	803,850
7.375%	43,688	977,301
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Cedar Shopping Centers, Inc. 8.875%	117,801	$ 3,002,747
CenterPoint Properties Trust Series D, 5.377%	3,575	1,644,500
Colonial Properties Trust (depositary shares) Series D, 8.125%	42,200	1,048,670
CommonWealth REIT 8.75%	43,019	1,086,230
Corporate Office Properties Trust Series H, 7.50%	5,000	123,100
Cousins Properties, Inc. Series A, 7.75%	93,230	2,214,213
Developers Diversified Realty Corp. (depositary shares) Series G, 8.00%	49,000	1,169,630
Digital Realty Trust, Inc. Series A, 8.50%	75,000	1,897,500
Duke Realty LP:
8.375%	128,517	3,383,853
Series L, 6.60%	10,666	232,412
Eagle Hospitality Properties Trust, Inc. 8.25% (a)	24,000	21,600
Glimcher Realty Trust Series G, 8.125%	73,400	1,702,880
HomeBanc Mortgage Corp. Series A, 10.00% (a)	104,685	1
Hospitality Properties Trust:
Series B, 8.875%	88,600	2,263,730
Series C, 7.00%	58,500	1,373,580
Innkeepers USA Trust Series C, 8.00% (a)	62,400	33,696
iStar Financial, Inc. Series E, 7.875%	54,000	799,740
Kimco Realty Corp. Series G, 7.75%	77,300	2,021,395
LaSalle Hotel Properties:
Series B, 8.375%	26,800	675,360
Series E, 8.00%	42,750	1,034,550
Series G, 7.25%	114,485	2,661,776
LBA Realty Fund II:
Series A, 8.75% (a)	69,000	2,277,000
Series B, 7.625% (a)	31,240	562,320
Lexington Corporate Properties Trust Series B, 8.05%	29,000	680,920
Lexington Realty Trust 7.55%	23,800	527,646
LTC Properties, Inc. Series F, 8.00%	101,900	2,565,842
MFA Financial, Inc. Series A, 8.50%	335,099	8,471,303
Mid-America Apartment Communities, Inc. Series H, 8.30%	15,400	389,620
Omega Healthcare Investors, Inc. Series D, 8.375%	59,600	1,537,680
Parkway Properties, Inc. Series D, 8.00%	25,000	612,250
ProLogis Trust Series C, 8.54%	84,446	4,106,187
PS Business Parks, Inc.:
(depositary shares) Series H, 7.00%	6,700	164,418
(depositary shares) Series L, 7.60%	49,890	1,238,769
Preferred Stocks - continued
	Shares	Value
Nonconvertible Preferred Stocks - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
PS Business Parks, Inc.: - continued
7.20%	35,900	$ 872,729
Series P, 6.70%	35,000	811,650
Public Storage:
Series I, 7.25%	10,828	273,407
Series K, 7.25%	21,418	548,301
Series N, 7.00%	4,200	106,764
Regency Centers Corp.:
7.25%	10,500	259,875
Series C 7.45%	18,000	447,300
Saul Centers, Inc. 8.00%	93,700	2,384,665
Sunstone Hotel Investors, Inc. Series A, 8.00%	62,200	1,533,230
Weingarten Realty Investors (SBI) Series F, 6.50%	56,230	1,290,479
		79,957,617
TOTAL FINANCIALS		84,349,491
TOTAL NONCONVERTIBLE PREFERRED STOCKS		84,672,541
TOTAL PREFERRED STOCKS (Cost $110,568,273)		98,795,171
Corporate Bonds - 29.7%
		Principal Amount (e)
Convertible Bonds - 10.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Morgans Hotel Group Co. 2.375% 10/15/14		$ 1,340,000	988,250
FINANCIALS - 10.3%
Real Estate Investment Trusts - 6.7%
Acadia Realty Trust 3.75% 12/15/26		11,505,000	11,325,234
Alexandria Real Estate Equities, Inc. 3.7% 1/15/27 (g)		6,895,000	6,771,580
Annaly Capital Management, Inc. 4% 2/15/15		1,000,000	1,043,125
BRE Properties, Inc. 4.125% 8/15/26		6,800,000	6,829,750
CapLease, Inc. 7.5% 10/1/27 (g)		5,180,000	5,128,200
Hospitality Properties Trust 3.8% 3/15/27		5,100,000	5,087,250
Corporate Bonds - continued
		Principal Amount (e)	Value
Convertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Inland Real Estate Corp. 4.625% 11/15/26		$ 10,870,000	$ 10,652,600
Lexington Corporate Properties Trust 6% 1/15/30 (g)		5,000,000	5,181,250
ProLogis Trust:
1.875% 11/15/37		2,450,000	2,247,875
2.625% 5/15/38		1,500,000	1,389,375
The Macerich Co. 3.25% 3/15/12 (g)		4,800,000	4,698,000
United Dominion Realty Trust, Inc. 3.625% 9/15/11		5,500,000	5,500,000
Washington (REIT):
3.875% 9/15/26		1,600,000	1,592,000
3.875% 9/15/26		2,450,000	2,437,750
			69,883,989
Real Estate Management & Development - 3.6%
BioMed Realty LP 4.5% 10/1/26 (g)		2,500,000	2,500,000
Brandywine Operating Partnership LP 3.875% 10/15/26		1,000,000	992,500
Corporate Office Properties LP:
3.5% 9/15/26 (g)		3,280,000	3,222,600
4.25% 4/15/30 (g)		2,000,000	1,993,000
Duke Realty LP 3.75% 12/1/11 (g)		2,650,000	2,643,375
First Potomac Realty Investment LP 4% 12/15/11 (g)		2,600,000	2,538,250
Grubb & Ellis Co. 7.95% 5/1/15 (g)		3,500,000	2,944,375
Home Properties, Inc. 4.125% 11/1/26 (g)		2,100,000	2,092,125
Kilroy Realty LP 3.25% 4/15/12 (g)		2,185,000	2,113,988
Lexington Master Ltd. Partnership 5.45% 1/15/27 (g)		14,950,000	14,800,500
MPT Operating Partnership LP 9.25% 4/1/13 (g)		1,000,000	1,075,000
SL Green Realty Corp. 3% 3/30/27 (g)		500,000	485,000
			37,400,713
TOTAL FINANCIALS			107,284,702
TOTAL CONVERTIBLE BONDS			108,272,952
Nonconvertible Bonds - 19.3%
CONSUMER DISCRETIONARY - 3.3%
Hotels, Restaurants & Leisure - 0.4%
Times Square Hotel Trust 8.528% 8/1/26 (g)		3,968,871	4,038,326
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Household Durables - 2.6%
KB Home:
5.75% 2/1/14		$ 510,000	$ 479,400
5.875% 1/15/15		2,000,000	1,860,000
6.25% 6/15/15		7,500,000	6,900,000
9.1% 9/15/17		1,000,000	1,013,750
Lennar Corp.:
5.5% 9/1/14		1,000,000	928,750
5.6% 5/31/15		1,000,000	905,000
6.95% 6/1/18 (g)		3,000,000	2,662,500
M/I Homes, Inc. 6.875% 4/1/12		2,150,000	2,090,875
Meritage Homes Corp.:
6.25% 3/15/15		2,500,000	2,381,250
7.15% 4/15/20		1,500,000	1,346,250
Ryland Group, Inc. 8.4% 5/15/17		745,000	791,563
Standard Pacific Corp.:
6.25% 4/1/14		2,700,000	2,544,750
8.375% 5/15/18		2,245,000	2,188,875
10.75% 9/15/16		1,000,000	1,070,000
			27,162,963
Specialty Retail - 0.3%
Toys 'R' US Property Co. I LLC 10.75% 7/15/17		2,490,000	2,801,250
TOTAL CONSUMER DISCRETIONARY			34,002,539
CONSUMER STAPLES - 0.3%
Food & Staples Retailing - 0.3%
Ahold Lease Series 2001 A1 pass thru trust certificates 7.82% 1/2/20		1,281,883	1,435,709
C&S Group Enterprises LLC 8.375% 5/1/17 (g)		1,630,000	1,556,650
			2,992,359
FINANCIALS - 15.4%
Commercial Banks - 0.2%
CapitalSource, Inc. 12.75% 7/15/14 (g)		1,500,000	1,736,250
Diversified Financial Services - 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 7.75% 1/15/16		4,000,000	3,990,000
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - 8.9%
AvalonBay Communities, Inc.:
5.5% 1/15/12		$ 527,000	$ 551,419
6.625% 9/15/11		393,000	411,965
Camden Property Trust 5% 6/15/15		1,100,000	1,160,740
Commercial Net Lease Realty, Inc.:
6.15% 12/15/15		800,000	856,399
6.25% 6/15/14		3,005,000	3,261,597
Developers Diversified Realty Corp.:
4.625% 8/1/10		900,000	900,000
5.375% 10/15/12		500,000	499,045
5.5% 5/1/15		2,000,000	1,911,018
7.5% 4/1/17		2,500,000	2,475,273
7.5% 7/15/18		5,271,000	5,125,336
9.625% 3/15/16		3,836,000	4,201,648
Entertainment Properties Trust 7.75% 7/15/20 (g)		2,000,000	1,957,500
Equity One, Inc.:
5.375% 10/15/15		1,500,000	1,521,897
6.25% 12/15/14		3,000,000	3,190,734
Federal Realty Investment Trust 5.65% 6/1/16		725,000	783,005
Health Care Property Investors, Inc.:
5.65% 12/15/13		1,025,000	1,090,835
6% 3/1/15		1,000,000	1,068,453
6.3% 9/15/16		5,250,000	5,589,602
7.072% 6/8/15		1,500,000	1,668,411
Health Care REIT, Inc.:
6% 11/15/13		1,000,000	1,093,641
6.2% 6/1/16		750,000	824,795
Healthcare Realty Trust, Inc. 6.5% 1/17/17		1,875,000	1,981,980
HMB Capital Trust V 4.1371% 12/15/36 (d)(g)(h)		2,530,000	0
Hospitality Properties Trust:
5.625% 3/15/17		915,000	898,796
6.75% 2/15/13		610,000	648,782
7.875% 8/15/14		1,000,000	1,108,650
HRPT Properties Trust:
6.25% 8/15/16		1,500,000	1,565,039
6.5% 1/15/13		200,000	211,067
iStar Financial, Inc. 5.95% 10/15/13		5,330,000	3,970,850
Kimco Realty Corp. 5.783% 3/15/16		450,000	490,279
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Investment Trusts - continued
Nationwide Health Properties, Inc.:
6% 5/20/15		$ 3,122,000	$ 3,442,108
6.25% 2/1/13		1,000,000	1,075,846
8.25% 7/1/12		1,300,000	1,421,732
Omega Healthcare Investors, Inc.:
7% 4/1/14		9,720,000	9,853,650
7% 1/15/16		1,295,000	1,314,425
7.5% 2/15/20 (g)		1,000,000	1,045,000
Pan Pacific Retail Properties, Inc. 5.95% 6/1/14		1,750,000	1,910,384
Potlatch Corp. 7.5% 11/1/19		1,000,000	1,010,000
ProLogis Trust:
6.25% 3/15/17		2,000,000	1,935,774
6.625% 5/15/18		2,000,000	1,950,180
6.875% 3/15/20		1,500,000	1,437,281
Reckson Operating Partnership LP 7.75% 3/15/20 (g)		2,000,000	2,000,000
Senior Housing Properties Trust:
6.75% 4/15/20		2,000,000	2,040,000
8.625% 1/15/12		5,900,000	6,187,625
UDR, Inc. 5.5% 4/1/14		500,000	529,707
United Dominion Realty Trust, Inc.:
5.13% 1/15/14		500,000	517,405
5.25% 1/15/15		1,000,000	1,042,302
Weingarten Realty Investors 4.857% 1/15/14		2,500,000	2,576,130
			92,308,305
Real Estate Management & Development - 5.8%
AMB Property LP:
5.9% 8/15/13		400,000	425,077
6.125% 12/1/16		1,000,000	1,078,402
Brandywine Operating Partnership LP:
5.4% 11/1/14		1,750,000	1,802,542
5.75% 4/1/12		1,000,000	1,033,235
7.5% 5/15/15		1,000,000	1,104,883
CB Richard Ellis Services, Inc. 11.625% 6/15/17		1,500,000	1,698,750
Colonial Properties Trust:
6.15% 4/15/13		1,500,000	1,543,574
6.25% 6/15/14		1,594,000	1,628,897
6.875% 8/15/12		1,000,000	1,035,000
Colonial Realty LP 6.05% 9/1/16		2,500,000	2,424,405
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate Management & Development - continued
Duke Realty LP:
6.25% 5/15/13		$ 750,000	$ 804,506
7.375% 2/15/15		1,500,000	1,685,130
DuPont Fabros Technology LP 8.5% 12/15/17		845,000	897,813
Forest City Enterprises, Inc.:
6.5% 2/1/17		3,310,000	2,780,400
7.625% 6/1/15		1,435,000	1,305,850
Highwoods/Forsyth LP 5.85% 3/15/17		2,800,000	2,816,708
Host Hotels & Resorts LP:
6.875% 11/1/14		500,000	507,500
9% 5/15/17		750,000	810,000
Liberty Property LP:
5.125% 3/2/15		2,200,000	2,289,516
6.375% 8/15/12		2,679,000	2,868,295
Post Apartment Homes LP:
5.45% 6/1/12		713,000	742,970
6.3% 6/1/13		2,000,000	2,157,816
Regency Centers LP:
5.25% 8/1/15		4,509,000	4,773,687
5.875% 6/15/17		400,000	425,412
Toys 'R' Us Property Co. II LLC 8.5% 12/1/17 (g)		1,000,000	1,050,000
Ventas Realty LP:
6.5% 6/1/16		2,340,000	2,392,650
6.5% 6/1/16		11,370,000	11,625,825
6.625% 10/15/14		6,160,000	6,283,200
			59,992,043
Thrifts & Mortgage Finance - 0.1%
Wrightwood Capital LLC 9% 6/1/14 (d)(g)		4,000,000	1,370,000
TOTAL FINANCIALS			159,396,598
Corporate Bonds - continued
		Principal Amount (e)	Value
Nonconvertible Bonds - continued
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. 11% 1/15/14		$ 1,580,000	$ 1,406,200
Sun Healthcare Group, Inc. 9.125% 4/15/15		2,050,000	2,137,125
			3,543,325
TOTAL NONCONVERTIBLE BONDS			199,934,821
TOTAL CORPORATE BONDS (Cost $288,182,095)			308,207,773
Asset-Backed Securities - 5.2%

Anthracite CDO I Ltd. Series 2002-CIBA Class B, 6.633% 5/24/37 (g)		1,384,000	1,218,353
Anthracite CDO II Ltd. Series 2002-2A Class F, 7.6% 12/24/37 (g)		2,260,000	971,800
Anthracite CDO III Ltd./Anthracite CDO III Corp. Series 2004-1A Class A, 0.6906% 3/23/19 (g)(h)		395,791	296,843
Brascan Real Estate CDO Ltd./Brascan Real Estate CDO Corp. Series 2004-1A Class A, 0.8713% 1/20/40 (g)(h)		2,309,895	2,211,724
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1.8381% 3/20/50 (g)(h)		2,250,000	225,000
Capital Trust RE CDO Ltd./Capital Trust RE CDO Corp. Series 2005-3A Class A2, 5.16% 6/25/35 (g)		5,375,000	5,213,750
CapitalSource Real Estate Loan Trust Series 2006-1A Class A2A, 0.7713% 1/20/37 (g)(h)		1,186,654	771,325
CapLease CDO Ltd. Series 2005-1A Class A, 4.926% 1/29/40 (g)		2,430,816	1,823,112
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33		500,000	237,030
Crest Clarendon Street Ltd./Crest Clarendon Corp. Series 2002-1A:
Class B1, 6.065% 12/28/35 (g)		1,570,000	1,130,400
Class B2, 1.8872% 12/28/35 (g)(h)		1,575,000	937,125
Class D, 9% 12/28/35 (g)		500,000	158,650
Crest Dartmouth Street Ltd./Crest Dartmouth Street Corp. Series 2003-1A Class D, 9% 6/28/38 (g)		997,000	279,160
Crest Ltd. Series 2002-IGA:
Class A, 0.9375% 7/28/17 (g)(h)		1,145,821	1,077,072
Class B, 1.8375% 7/28/35 (g)(h)		1,500,000	1,329,450
Asset-Backed Securities - continued
		Principal Amount (e)	Value
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27		$ 6,500,000	$ 5,652,853
Fairfield Street Solar Corp. Series 2004-1A Class E1, 3.9028% 11/28/39 (g)(h)		550,000	38,500
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27		1,788,179	1,660,953
Series 1997-3 Class M1, 7.53% 3/15/28		8,167,187	5,706,925
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35 (h)(j)		1,259,000	72,722
Guggenheim Structured Real Estate Funding Ltd./Guggenheim Structured Real Estate Funding LLC Series 2005-2A:
Class D, 1.8788% 8/26/30 (g)(h)		749,836	74,984
Class E, 2.3288% 8/26/30 (g)(h)		1,455,839	72,792
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class A2, 0.8881% 11/20/17 (g)(h)		1,926,008	1,829,708
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 3/15/28		1,447,670	500,753
Merit Securities Corp. Series 13 Class M1, 7.9882% 12/28/33		1,923,000	1,744,067
N-Star Real Estate CDO Ltd. Series 1A Class C1B, 7.696% 8/28/38 (g)		883,000	535,098
Prima Capital CDO Ltd./Prima Capital CDO Corp. Series 2005-1A Class A2, 4.646% 7/24/39 (g)		2,460,088	2,312,483
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 2.9966% 2/5/36 (g)(h)		3,370,124	337
TIAA Real Estate CDO Ltd./TIAA Real Estate CDO Corp. Series 2002-1A Class IIFX, 6.77% 5/22/37 (g)		3,165,000	3,006,750
Wachovia Ltd./Wachovia LLC:
Series 2006-1 Class 1ML, 5.7835% 9/25/26 (g)(h)		2,000,000	540,000
Series 2006-1A:
Class A1A, 0.7983% 9/25/26 (g)(h)		2,439,000	1,975,590
Class A1B, 0.8683% 9/25/26 (g)(h)		4,285,000	3,235,175
Class A2A, 0.7583% 9/25/26 (g)(h)		9,140,000	7,540,500
Wrightwood Capital Real Estate CDO Ltd. Series 2005-1A Class F, 2.4275% 11/21/40 (g)(h)		250,000	15,000
TOTAL ASSET-BACKED SECURITIES (Cost $63,473,583)			54,395,984
Collateralized Mortgage Obligations - 2.8%
		Principal Amount (e)	Value
Private Sponsor - 2.8%
Banc of America Large Loan, Inc. Series 2005-MIB1 Class A2, 0.5509% 3/15/22 (g)(h)		$ 8,050,108	$ 7,783,777
COMM pass-thru certificates Series 2007-FL14 Class AJ, 0.5209% 6/15/22 (g)(h)		3,250,000	2,772,973
Countrywide Home Loans, Inc.:
Series 2002-38 Class B3, 5% 2/25/18 (g)		122,616	15,339
Series 2002-R2 Class 2B3, 4.7244% 7/25/33 (g)(h)		236,928	83,988
Series 2003-40 Class B3, 4.5% 10/25/18 (g)		165,728	18,280
Series 2003-R2 Class B3, 5.5% 5/25/43 (g)		359,616	18,896
Series 2003-R3:
Class B2, 5.5% 11/25/33 (g)		1,593,299	469,657
Class B3, 5.5% 11/25/33 (g)		477,085	43,133
Series 2004-R1 Class 1B3, 5.5% 11/25/34 (g)(h)		343,868	17,633
Freddie Mac Series 2010 K7 Class B, 5.4341% 4/25/20 (g)(h)		1,500,000	1,325,700
FREMF Mortgage Trust Series 2010-K6 Class B, 5.3574% 12/26/46 (g)(h)		4,500,000	3,925,502
Merrill Lynch Floating Trust floater Series 2006-1 Class TM, 0.841% 6/15/22 (g)(h)		5,198,066	4,496,327
Merrill Lynch Mortgage Investors Trust Series 1998-C3 Class F, 6% 12/15/30 (g)		4,240,000	4,126,368
Merrill Lynch Mortgage Trust Series 2002-MW1 Class E, 6.219% 7/12/34 (g)		1,600,000	1,627,974
RESI Finance LP/RESI Finance DE Corp. floater:
Series 2003-B Class B9, 12.2925% 7/10/35 (g)(h)		577,830	327,803
Series 2004-C Class B5, 1.6925% 9/10/36 (g)(h)		323,453	150,600
Series 2005-A Class B6, 2.3425% 3/10/37 (g)(h)		1,775,940	311,500
Series 2005-B Class B6, 1.9425% 6/10/37 (g)(h)		897,707	62,750
Series 2005-D Class B6, 2.5909% 12/15/37 (g)(h)		452,911	18,162
Series 2006-B Class B6, 2.0409% 7/15/38 (g)(h)		921,308	14,188
Residential Funding Mortgage Securities I, Inc. Series 2002-S20 Class M3, 5.25% 12/25/17		46,470	30,125
Residential Funding Securities Corp. Series 2002-RM1 Class BI1, 5.5% 12/25/17 (g)		95,444	32,093
RESIX Finance Ltd. floater:
Series 2003-D Class B8, 6.8425% 12/10/35 (g)(h)		508,287	180,137
Series 2004-A Class B7, 4.5925% 2/10/36 (g)(h)		520,533	216,073
Series 2004-B Class B7, 4.3425% 2/10/36 (g)(h)		630,046	174,208
Series 2005-C Class B7, 3.4425% 9/10/37 (g)(h)		1,847,925	145,801
Collateralized Mortgage Obligations - continued
		Principal Amount (e)	Value
Private Sponsor - continued
RESIX Finance Ltd. floater: - continued
Series 2006-B Class B7, 4.1909% 7/15/38 (g)(h)		$ 841,219	$ 11,020
Series 2007-A Class BB, 3.6909% 2/15/39 (g)(h)		575,971	1,901
TOTAL PRIVATE SPONSOR			28,401,908
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41 (j)		202,034	109,976
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 4.4529% 2/25/42 (g)(h)		126,091	54,561
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42 (j)		276,868	91,121
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 4.5583% 6/25/43 (g)(h)		170,779	61,218
Series 2003-W4 subordinate REMIC pass thru certificates, Class 2B3, 4.6215% 10/25/42 (g)(h)		74,156	26,092
TOTAL U.S. GOVERNMENT AGENCY			342,968
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $37,253,558)			28,744,876
Commercial Mortgage Securities - 17.8%

Asset Securitization Corp. Series 1997-D4:
Class B1, 7.525% 4/14/29		1,565,000	1,641,920
Class B2, 7.525% 4/14/29		560,000	579,712
Banc of America Commercial Mortgage, Inc.:
sequential payer Series 2002-2 Class F, 5.487% 7/11/43		4,185,000	4,012,407
Series 2005-1 Class CJ, 5.3362% 11/10/42 (h)		3,580,000	3,325,119
Series 2005-6 Class AJ, 5.35% 9/10/47 (h)		5,000,000	4,589,640
Banc of America Large Loan, Inc. floater Series 2005-MIB1 Class K, 2.3409% 3/15/22 (g)(h)		820,000	352,600
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-PW11 Class AJ, 5.6236% 3/11/39 (h)		5,700,000	4,924,612
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2006-BBA7:
Class D, 0.6009% 3/15/19 (g)(h)		2,480,000	2,072,139
Class E, 0.6609% 3/15/19 (g)(h)		1,995,000	1,611,038
Class F, 0.6809% 3/15/19 (g)(h)		1,650,000	1,274,110
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Bear Stearns Commercial Mortgage Securities Trust: - continued
floater Series 2006-BBA7:
Class G, 0.7809% 3/15/19 (g)(h)		$ 2,760,000	$ 1,968,965
Series 2006-T22 Class B, 5.6284% 4/12/38 (g)(h)		2,520,000	2,093,906
Citigroup Commercial Mortgage Trust floater Series 2007-FL3A Classs MLA2, 1.3909% 4/15/22 (g)(h)		800,000	652,005
COMM pass-thru certificates Series 2001-J1A Class F, 6.958% 2/16/34 (g)		2,600,000	2,627,255
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-TF2A Class AX, 0.0136% 11/15/19 (g)(h)(i)		4,560,701	228
Credit Suisse/Morgan Stanley Commercial Mortgage Trust:
floater Series 2006-HC1A:
Class A2, 0.6009% 5/15/23 (g)(h)		5,800,000	5,474,633
Class D, 0.8109% 5/15/23 (g)(h)		1,250,000	1,144,969
Class F, 0.9409% 5/15/23 (g)(h)		1,825,000	1,640,680
Series 2006-HC1A Class A1, 0.5309% 5/15/23 (g)(h)		2,445,102	2,330,284
Crest Ltd. Series 2001-1A Class C, 9% 2/25/34 (g)		1,000,000	440,000
Deutsche Mortgage & Asset Receiving Corp. Series 1998-C1 Class J, 6.22% 6/15/31		1,200,000	980,774
DLJ Commercial Mortgage Corp.:
Series 1998-CG1 Class B4, 7.4574% 6/10/31 (g)(h)		2,500,000	2,735,966
Series 2000-CKP1 Class B3, 8.5482% 11/10/33 (h)		2,970,000	2,966,191
First Union National Bank Commercial Mortgage Trust Series 2001-C4:
Class H, 7.036% 12/12/33 (g)		2,000,000	2,020,947
Class K, 6% 12/12/33 (g)		2,000,000	1,948,235
G-Force LLC sequential payer Series 2005-RRA Class A2, 4.83% 8/22/36 (g)		7,545,000	7,054,575
GE Capital Commercial Mortgage Corp.:
Series 2001-3 Class C, 6.51% 6/10/38		820,000	835,259
Series 2002-1A Class H, 7.4003% 12/10/35 (g)(h)		991,000	957,525
Global Towers Partners Acquisition Partners I LLC Series 2007-1A Class G, 7.8737% 5/15/37 (g)		1,000,000	1,040,000
GMAC Commercial Mortgage Securities, Inc.:
Series 1997-C2:
Class F, 6.75% 4/15/29 (h)		2,702,284	2,825,545
Class G, 6.75% 4/15/29 (h)		1,250,000	1,238,451
Series 1999-C3:
Class G, 6.974% 8/15/36 (g)		1,551,289	1,557,774
Class J, 6.974% 8/15/36 (g)		1,500,000	1,526,450
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
GMAC Commercial Mortgage Securities, Inc.: - continued
Series 2000-C1:
Class H, 7% 3/15/33 (g)		$ 568,791	$ 562,048
Class K, 7% 3/15/33		1,100,000	861,158
Series 2002-C3 Class D, 5.27% 7/10/39		3,000,000	3,037,131
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2003-C1 Class D, 4.29% 7/5/35 (g)		2,000,000	1,984,305
Series 2002-C1 Class H, 5.903% 1/11/35 (g)		880,000	836,054
GS Mortgage Securities Corp. II floater Series 2007-EOP Class L, 1.6475% 3/1/20 (g)(h)		1,400,000	1,148,000
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-A:
Class G, 6% 10/15/32 (g)(h)		2,895,000	14,475
Class X, 1.0879% 10/15/32 (g)(h)(i)		7,823,066	217
Series 2009-IWST Class D, 7.6935% 12/5/27 (g)(h)		3,250,000	3,281,771
JPMorgan Chase Commercial Mortgage Securities Trust floater Series 2005-FL1A Class A2, 0.5209% 2/15/19 (g)(h)		2,505,338	2,356,715
JPMorgan Commercial Mortgage Finance Corp.:
Series 1997-C5 Class F, 7.5605% 9/15/29		2,719,847	2,872,371
Series 1999-C8:
Class G, 6% 7/15/31 (g)		1,385,000	1,246,338
Class H, 6% 7/15/31 (g)		2,638,000	131,900
LB Commercial Conduit Mortgage Trust Series 1998-C4 Class G, 5.6% 10/15/35 (g)		2,820,000	2,876,682
LB-UBS Commercial Mortgage Trust:
sequential payer:
Series 2004-C2 Class E, 4.487% 3/15/36		2,060,000	1,928,886
Series 2005-C7 Class AJ, 5.323% 11/15/40		6,000,000	5,354,522
Series 2006-C7 Class AM, 5.378% 11/15/38		2,040,000	1,755,114
Series 2005-C2 Class AJ, 5.205% 4/15/30 (h)		8,910,000	7,984,874
Series 2006-C4:
Class AJ, 5.9022% 6/15/38 (h)		6,005,000	5,038,615
Class AM, 5.9022% 6/15/38 (h)		6,700,000	6,041,858
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B, 4.13% 11/20/37 (g)		1,850,000	1,757,500
Merrill Lynch Financial Asset, Inc. Series 2005-CA16:
Class F, 4.384% 7/12/37	CAD	710,000	326,364
Class G, 4.384% 7/12/37	CAD	355,000	157,241
Class H, 4.384% 7/12/37	CAD	236,000	100,756
Class J, 4.384% 7/12/37	CAD	355,000	146,146
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Merrill Lynch Financial Asset, Inc. Series 2005-CA16: - continued
Class K, 4.384% 7/12/37	CAD	355,000	$ 140,967
Class L, 4.384% 7/12/37	CAD	236,000	90,419
Class M, 4.384% 7/12/37	CAD	995,000	281,590
Merrill Lynch Mortgage Investors Trust:
Series 1999-C1 Class G, 6.71% 11/15/31 (g)		2,833,490	283
Series 2001-HRPA:
Class G, 6.778% 2/3/16 (g)		840,000	831,600
Class H, 6.778% 2/3/16 (g)		2,130,000	2,108,700
Merrill Lynch Mortgage Trust Series 2006-C1 Class AM, 5.8383% 5/12/39 (h)		1,200,000	1,099,538
Mezz Capital Commercial Mortgage Trust Series 2004-C1:
Class D, 6.988% 1/15/37		750,000	0
Class E, 7.983% 1/15/37		1,453,000	0
Class IO, 8.4873% 1/15/37 (h)(i)		5,527,084	525,073
Morgan Stanley Capital I Trust:
sequential payer:
Series 2004-RR2 Class A2, 5.45% 10/28/33 (g)		2,260,570	2,266,221
Series 2006-HQ10 Class AM, 5.36% 11/12/41		8,200,000	7,366,776
Series 1997-RR Class F, 7.4307% 4/30/39 (g)(h)		3,249,026	2,989,104
Series 1998-CF1 Class G, 7.35% 7/15/32 (g)		2,830,092	1,415,046
Series 2005-HQ7 Class E, 5.3761% 11/14/42 (h)		850,000	433,500
Series 2006-IQ12 Class AMFX, 5.37% 12/15/43		7,500,000	6,337,500
Morgan Stanley Dean Witter Capital I Trust Series 2001-IQA Class F, 6.79% 12/18/32 (g)		1,486,185	1,509,189
Multi Security Asset Trust sequential payer Series 2005-RR4A Class A2, 4.83% 11/28/35 (g)		3,152,092	2,935,386
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (g)		3,128,112	3,128,112
RBSCF Trust Series 2010-MB1 Class D, 4.8194% 4/15/24 (g)(h)		5,820,000	5,298,928
Structured Asset Securities Corp.:
Series 1996-CFL Class I, 7.75% 2/25/28 (g)		3,827,943	3,923,641
Series 1997-LLI Class F, 7.3% 10/12/34 (g)		2,170,000	2,200,209
TIAA Seasoned Commercial Mortgage Trust sequential payer Series 2007-C4 Class AJ, 6.0712% 8/15/39 (h)		2,080,000	2,009,231
TimberStar Trust I Series 2006-1 Class F, 7.5296% 10/15/36 (g)		6,460,000	6,395,400
UBS Commercial Mortgage Trust Series 2007-FL1 Class F, 0.9159% 7/15/24 (g)(h)		1,200,000	289,236
Commercial Mortgage Securities - continued
		Principal Amount (e)	Value
Wachovia Bank Commercial Mortgage Trust:
floater Series 2007-WHL8 Class MH1, 1.1409% 6/15/20 (g)(h)		$ 1,800,000	$ 1,490,968
Series 2004-C10 Class E, 4.931% 2/15/41		2,000,000	1,843,444
Series 2004-C12 Class D, 5.4836% 7/15/41 (h)		2,750,000	2,444,518
Series 2004-C14 Class B, 5.17% 8/15/41		3,180,000	3,080,420
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $188,261,532)			184,679,954
Floating Rate Loans - 1.5%

CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
The Pep Boys - Manny, Moe & Jack term loan 2.54% 10/27/13 (h)		28,155	26,888
FINANCIALS - 1.2%
Diversified Financial Services - 0.1%
TowerCo Finance LLC term loan 6% 11/24/14 (h)		568,147	569,568
Real Estate Investment Trusts - 0.2%
Medical Properties Trust, Inc. Tranche B, term loan 5% 5/17/16 (h)		2,000,000	1,970,000
Real Estate Management & Development - 0.9%
CB Richard Ellis Services, Inc. Tranche B1-A, term loan 6.5% 12/20/15 (h)		2,298,941	2,284,573
Realogy Corp.:
Credit-Linked Deposit 3.35% 10/10/13 (h)		1,186,117	1,034,887
Tranche 2LN, term loan 13.5% 10/15/17		2,500,000	2,625,000
Tranche B, term loan 3.3472% 10/10/13 (h)		4,405,577	3,843,866
			9,788,326
TOTAL FINANCIALS			12,327,894
HEALTH CARE - 0.3%
Health Care Providers & Services - 0.3%
Skilled Healthcare Group, Inc. term loan:
5.25% 4/9/16 (h)		1,628,362	1,514,377
Floating Rate Loans - continued
		Principal Amount (e)	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Skilled Healthcare Group, Inc. term loan: - continued
5.25% 4/9/16 (h)		$ 148,438	$ 138,047
Universal Health Services, Inc. term loan 7/28/16 (h)		2,000,000	1,982,400
			3,634,824
TOTAL FLOATING RATE LOANS (Cost $16,036,884)			15,989,606
Preferred Securities - 0.0%

FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Cairn High Grade ABS CDO PLC Series 2006-2A Class SUB, 1/13/47 (g)	1,000,000	0
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (g)	500,000	85,000
Crest Dartmouth Street 2003 1 Ltd. Series 2003-1A Class PS, 6/28/38 (g)	1,220,000	280,600
Harp High Grade CDO I Ltd. Series 2006-1, 7/8/46 (g)	810,000	8
Ipswich Street CDO Series 2006-1, 6/27/46 (d)(g)	1,350,000	0
Kent Funding III Ltd. 11/5/47 (g)	1,650,000	0
		365,608
TOTAL PREFERRED SECURITIES (Cost $5,781,511)		365,608
Money Market Funds - 10.1%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	101,267,689	101,267,689
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	3,560,975	3,560,975
TOTAL MONEY MARKET FUNDS (Cost $104,828,664)		104,828,664
Cash Equivalents - 0.3%
	Maturity Amount	Value
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Government Obligations) # (Cost $2,682,000)	$ 2,682,047	$ 2,682,000
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $1,027,625,028)		1,042,028,216
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(3,177,633)
NET ASSETS - 100%		$ 1,038,850,583
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Issuer is in default.
(e) Principal amount is stated in United States dollars unless otherwise noted.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $242,980,827 or 23.4% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool held as of the end of the period.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $273,819 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fannie Mae REMIC Trust: Series 2001-W3 subordinate REMIC pass thru certificates, Class B3, 7% 9/25/41	5/21/03	$ 175,074
Series 2003-W1 subordinate REMIC pass thru certificates, Class B3, 5.75% 12/25/42	3/25/03	$ 208,646
GSR Mortgage Loan Trust Series 2005-HE3 Class B3, 2.8288% 6/25/35	6/3/05	$ 1,110,697
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$2,682,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 1,071,608
Banc of America Securities LLC	405,435
Barclays Capital, Inc.	1,204,957
$ 2,682,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 122,644
Fidelity Securities Lending Cash Central Fund	6,300
Total	$ 128,944
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,609,195	$ 3,913,195	$ -	$ 3,696,000
Financials	321,306,447	300,180,030	17,204,173	3,922,244
Health Care	12,220,579	12,220,579	-	-
Materials	997,530	997,530	-	-
Corporate Bonds	308,207,773	-	306,837,773	1,370,000
Asset-Backed Securities	54,395,984	-	37,509,028	16,886,956
Collateralized Mortgage Obligations	28,744,876	-	27,750,321	994,555
Commercial Mortgage Securities	184,679,954	-	172,427,208	12,252,746
Floating Rate Loans	15,989,606	-	15,989,606	-
Preferred Securities	365,608	-	-	365,608
Money Market Funds	104,828,664	104,828,664	-	-
Cash Equivalents	2,682,000	-	2,682,000	-
Total Investments in Securities:	$ 1,042,028,216	$ 422,139,998	$ 580,400,109	$ 39,488,109
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Equities - Consumer Discretionary
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	2,304,225
Cost of Purchases	1,391,775
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 3,696,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,304,225
Equities - Financials
Beginning Balance	$ 3,099,870
Total Realized Gain (Loss)	(2,073,397)
Total Unrealized Gain (Loss)	3,167,065
Cost of Purchases	607
Proceeds of Sales	(271,913)
Amortization/Accretion	-
Transfers in to Level 3	12
Transfers out of Level 3	-
Ending Balance	$ 3,922,244
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 932,126
Corporate Bonds
Beginning Balance	$ 2,343,856
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(230,253)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	(743,603)
Ending Balance	$ 1,370,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ (230,253)
Asset-Backed Securities
Beginning Balance	$ 11,832,848
Total Realized Gain (Loss)	164,843
Total Unrealized Gain (Loss)	2,972,785
Cost of Purchases	7,476,085
Proceeds of Sales	(1,606,631)
Amortization/Accretion	(329,128)
Transfers in to Level 3	1,375,000
Transfers out of Level 3	(4,998,846)
Ending Balance	$ 16,886,956
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 2,907,249
Collateralized Mortgage Obligations
Beginning Balance	$ 2,036,201
Total Realized Gain (Loss)	296,490
Total Unrealized Gain (Loss)	3,450,561
Cost of Purchases	-
Proceeds of Sales	(3,529,343)
Amortization/Accretion	(534,455)
Transfers in to Level 3	26,799
Transfers out of Level 3	(751,698)
Ending Balance	$ 994,555
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 547,954
Commercial Mortgage Securities
Beginning Balance	$ 6,157,272
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,065,436
Cost of Purchases	8,051,715
Proceeds of Sales	(85,393)
Amortization/Accretion	(168,765)
Transfers in to Level 3	527,055
Transfers out of Level 3	(3,294,574)
Ending Balance	$ 12,252,746
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 706,900
Preferred Securities
Beginning Balance	$ 159,115
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	83,968
Cost of Purchases	113,400
Proceeds of Sales	-
Amortization/Accretion	9,125
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 365,608
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2010	$ 83,968

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	0.0%*
AAA,AA,A	15.7%
BBB	16.6%
BB	5.2%
B	5.3%
CCC,CC,C	2.8%
D	0.0%*
Not Rated	11.4%
Equities	32.9%
Short-Term Investments and Net Other Assets	10.1%
100.0%
* Amount represents less than 0.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's ratings are not available, we have used S&P ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $13,906,408 of which $302,434 and $13,603,974 will expire on July 31, 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $3,465,460 and repurchase agreements of $2,682,000) - See accompanying schedule: Unaffiliated issuers (cost $922,796,364)	$ 937,199,552
Fidelity Central Funds (cost $104,828,664)	104,828,664
Total Investments (cost $1,027,625,028)		$ 1,042,028,216
Cash		12,910
Receivable for investments sold		59,082
Receivable for fund shares sold		3,904,419
Dividends receivable		2,212,230
Interest receivable		5,665,975
Distributions receivable from Fidelity Central Funds		16,214
Other receivables		6,136
Total assets		1,053,905,182

Liabilities
Payable for investments purchased	$ 9,453,671
Payable for fund shares redeemed	1,242,558
Accrued management fee	450,916
Distribution fees payable	1,158
Other affiliated payables	265,254
Other payables and accrued expenses	80,067
Collateral on securities loaned, at value	3,560,975
Total liabilities		15,054,599

Net Assets		$ 1,038,850,583
Net Assets consist of:
Paid in capital		$ 1,029,732,177
Undistributed net investment income		11,035,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(16,345,917)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,428,876
Net Assets		$ 1,038,850,583

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,830,229 ÷ 385,150 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class T: Net Asset Value and redemption price per share ($861,570 ÷ 86,640 shares)	$ 9.94

Maximum offering price per share (100/96.00 of $9.94)	$ 10.35
Class C: Net Asset Value and offering price per share ($835,566 ÷ 84,150 shares)A	$ 9.93

Real Estate Income: Net Asset Value, offering price and redemption price per share ($1,030,393,032 ÷ 103,518,377 shares)	$ 9.95

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,930,186 ÷ 294,473 shares)	$ 9.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 14,605,009
Interest		33,888,914
Income from Fidelity Central Funds		128,944
Total income		48,622,867

Expenses
Management fee	$ 4,142,289
Transfer agent fees	2,353,943
Distribution fees	2,342
Accounting and security lending fees	331,606
Custodian fees and expenses	25,321
Independent trustees' compensation	3,983
Registration fees	139,993
Audit	158,498
Legal	9,943
Miscellaneous	9,004
Total expenses before reductions	7,176,922
Expense reductions	(70,219)	7,106,703
Net investment income (loss)		41,516,164
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,622,501
Foreign currency transactions	2,968
Total net realized gain (loss)		20,625,469
Change in net unrealized appreciation (depreciation) on: Investment securities	102,834,422
Assets and liabilities in foreign currencies	21,305
Total change in net unrealized appreciation (depreciation)		102,855,727
Net gain (loss)		123,481,196
Net increase (decrease) in net assets resulting from operations		$ 164,997,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,516,164	$ 24,141,669
Net realized gain (loss)	20,625,469	(25,453,488)
Change in net unrealized appreciation (depreciation)	102,855,727	(12,255,306)
Net increase (decrease) in net assets resulting from operations	164,997,360	(13,567,125)
Distributions to shareholders from net investment income	(40,150,798)	(21,152,317)
Share transactions - net increase (decrease)	450,504,667	104,590,330
Redemption fees	230,512	250,779
Total increase (decrease) in net assets	575,581,741	70,121,667

Net Assets
Beginning of period	463,268,842	393,147,175
End of period (including undistributed net investment income of $11,035,447 and undistributed net investment income of $8,560,696, respectively)	$ 1,038,850,583	$ 463,268,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.18
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.09% A
Expenses net of fee waivers, if any	1.09% A
Expenses net of all reductions	1.09% A
Net investment income (loss)	6.23% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,830
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.17
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.14
Distributions from net investment income	(.15)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.94
Total Return B, C, D	1.45%
Ratios to Average Net Assets F, I
Expenses before reductions	1.17% A
Expenses net of fee waivers, if any	1.17% A
Expenses net of all reductions	1.17% A
Net investment income (loss)	5.92% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 862
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Period ended July 31,	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) E	.15
Net realized and unrealized gain (loss)	(.03)
Total from investment operations	.12
Distributions from net investment income	(.14)
Redemption fees added to paid in capital E	-J
Net asset value, end of period	$ 9.93
Total Return B, C, D	1.29%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86% A
Expenses net of fee waivers, if any	1.86% A
Expenses net of all reductions	1.86% A
Net investment income (loss)	5.21% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 836
Portfolio turnover rate G	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Real Estate Income

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 8.21	$ 9.43	$ 11.22	$ 11.78	$ 12.17
Income from Investment Operations
Net investment income (loss) B	.53	.54	.59	.63	.66
Net realized and unrealized gain (loss)	1.73	(1.27)	(1.48)	(.37)	(.11)
Total from investment operations	2.26	(.73)	(.89)	.26	.55
Distributions from net investment income	(.52)	(.50)	(.66)	(.58)	(.67)
Distributions from net realized gain	-	-	(.24)	(.24)	(.27)
Total distributions	(.52)	(.50)	(.90)	(.82)	(.94)
Redemption fees added to paid in capital B	- F	.01	- F	- F	- F
Net asset value, end of period	$ 9.95	$ 8.21	$ 9.43	$ 11.22	$ 11.78
Total Return A	28.29%	(6.92)%	(8.43)%	2.00%	4.82%
Ratios to Average Net Assets C, E
Expenses before reductions	.97%	1.00%	.94%	.88%	.85%
Expenses net of fee waivers, if any	.96%	1.00%	.94%	.88%	.85%
Expenses net of all reductions	.96%	1.00%	.94%	.88%	.85%
Net investment income (loss)	5.60%	7.15%	5.77%	5.30%	5.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,030,393	$ 463,269	$ 393,147	$ 516,268	$ 521,265
Portfolio turnover rate D	28%	47%	32%	45%	27%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Period ended July 31,	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 9.95
Income from Investment Operations
Net investment income (loss) D	.19
Net realized and unrealized gain (loss)	(.04)
Total from investment operations	.15
Distributions from net investment income	(.15)
Redemption fees added to paid in capital D	-I
Net asset value, end of period	$ 9.95
Total Return B, C	1.58%
Ratios to Average Net Assets E,H
Expenses before reductions	.85% A
Expenses net of fee waivers, if any	.85% A
Expenses net of all reductions	.85% A
Net investment income (loss)	6.70% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,930
Portfolio turnover rate F	28%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class T, Class C, and Institutional Class shares and the existing class was designated Real Estate Income on April 14, 2010. The Fund offers Class A, Class T, Class C, Real Estate Income and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, as well as a rollforward of level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans and preferred securities, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. For asset backed securities, collateralized mortgage obligations and commercial mortgage securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. Certain of the Fund's securities may be valued by a single source or dealer.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis over the remaining life of the security, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, passive foreign investment companies (PFIC), defaulted bonds, market discount, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 88,269,388
Gross unrealized depreciation	(75,775,542)
Net unrealized appreciation (depreciation)	$ 12,493,846

Tax Cost	$ 1,029,534,370

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,505,281
Capital loss carryforward	$ (13,906,408)
Net unrealized appreciation (depreciation)	$ 12,519,534

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 40,150,798	$ 21,152,317

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments The Fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments, including revolving credit facilities, that obligate the Fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $569,505,702 and $189,844,016, respectively.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 1,146	$ 382
Class T	-%	.25%	324	68
Class C	.75%	.25%	872	585
			$ 2,342	$ 1,035

Sales Load. FDC receives a front-end sales charge of up to 4.00% for selling Class A shares and Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 1% for Class C, .75% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 369
Class T	283
$ 652

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Class A	$ 905	.19*
Class T	351	.27*
Class C	196	.22*
Real Estate Income	2,351,958.32
Institutional Class	533	.20*
	$ 2,353,943

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $8,333 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,742 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $6,300.

9. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of the Fund's operating expenses. During the period, this reimbursement reduced expenses of the Real Estate Income Class by $62,921.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $6,610 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $688.

Annual Report

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010 A	2009
From net investment income
Class A	$ 23,172	$ -
Class T	6,447	-
Class C	3,705	-
Real Estate Income	40,107,971	21,152,317
Institutional Class	9,503	-
Total	$ 40,150,798	$ 21,152,317

A Distributions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to July 31, 2010.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010 A	2009	2010 A	2009
Class A
Shares sold	402,260	-	$ 3,960,293	$ -
Reinvestment of distributions	1,072	-	10,302	-
Shares redeemed	(18,182)	-	(177,559)	-
Net increase (decrease)	385,150	-	$ 3,793,036	$ -
Class T
Shares sold	85,986	-	$ 847,305	$ -
Reinvestment of distributions	671	-	6,447	-
Shares redeemed	(17)	-	(166)	-
Net increase (decrease)	86,640	-	$ 853,586	$ -
Class C
Shares sold	84,053	-	$ 827,207	$ -
Reinvestment of distributions	378	-	3,628	-
Shares redeemed	(281)	-	(2,700)	-
Net increase (decrease)	84,150	-	$ 828,135	$ -
Real Estate Income
Shares sold	69,175,263	36,427,202	$ 650,744,676	$ 268,384,038
Reinvestment of distributions	4,018,182	2,602,609	36,922,410	19,305,679
Shares redeemed	(26,105,432)	(24,280,916)	(245,525,556)	(183,099,387)
Net increase (decrease)	47,088,013	14,748,895	$ 442,141,530	$ 104,590,330
Institutional Class
Shares sold	294,304	-	$ 2,886,826	$ -
Reinvestment of distributions	902	-	8,663	-
Shares redeemed	(733)	-	(7,109)	-
Net increase (decrease)	294,473	-	$ 2,888,380	$ -

A Share transactions for Class A, Class T, Class C and Institutional Class are for the period April 14, 2010 (commencement of sale of shares) to
July 31, 2010.

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Real Estate Income Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 24, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Christopher S. Bartel (38)

Year of Election or Appointment: 2009

Vice President of Fidelity's Sector and Real Estate Equity Funds. Mr. Bartel also serves as Senior Vice President of Equity Research (2009-present). Previously, Mr. Bartel served as Managing Director of Research (2006-2009) and an analyst and portfolio manager (2000-2006).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

A total of 0.13% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The Institutional Class designates 8% of the dividend distributed in June, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The Institutional Class designates 10% of the dividend distributed in June, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Real Estate Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against (i) a proprietary custom index, and (ii) a peer group of mutual funds and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the fund's cumulative total returns, the cumulative total returns of a proprietary custom index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Advisor classes as of December 31, 2009). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund. The fund's proprietary custom index is an index developed by FMR that represents the performance of the fund's unmanaged indexes.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Real Estate Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the first quartile for all the periods shown. The Board noted that FMR does not consider that peer group to be a particularly meaningful comparison for the fund, however, because unlike many of its peers, which invest primarily in common stocks of real estate companies, the fund invests primarily in common, preferred and debt securities of real estate entities. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 8% means that 92% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Real Estate Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2009.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

REII-UANN-0910
1.907540.100

Fidelity®

Series Small Cap Opportunities

Fund

Fidelity Series Small Cap Opportunities Fund

Class F

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Life of fund A
Fidelity ® Series Small Cap Opportunities Fund	26.22%	-3.56%
Class F B	26.66%	-3.47%

A From March 22, 2007.
B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Small Cap Opportunities Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity ® Series Small Cap Opportunities Fund, a class of the fund, on March 22, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Rayna Lesser Hannaway, Charles Myers, Shadman Riaz, Richard Thompson and Patrick Venanzi, who became Co-Portfolio Managers of Fidelity® Series Small Cap Opportunities Fund on October 1, 2009: For the year, the fund's Series Small Cap Opportunities and Class F shares returned 26.22% and 26.66%, respectively, beating the Russell 2000 by a wide margin. Security selection was very strong overall, with the biggest gains versus the index coming from financials, industrials, materials, energy and health care. Conversely, stock picking in a few industries - health care equipment/services, media and diversified financials - was modestly negative. On an individual security basis, the top contributors were Red Back Mining, a Canadian gold producer; real estate services company Jones Lang LaSalle; Alexandria Real Estate Equities, a real estate investment trust (REIT); Bucyrus International, a maker of mining equipment; and footwear company Deckers Outdoor, the only index component mentioned in this discussion. On the negative side were Fourlis Holdings, which owns the franchise rights to the IKEA furniture chain in Greece; wireless networking systems company DragonWave; and financial planning and asset management company Waddell & Reed Financial. At period end, we did not own Bucyrus and Fourlis.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Series Small Cap Opportunities	1.02%
Actual		$ 1,000.00	$ 1,108.90	$ 5.33
Hypothetical A		$ 1,000.00	$ 1,019.74	$ 5.11
Class F	.79%
Actual		$ 1,000.00	$ 1,111.30	$ 4.14
Hypothetical A		$ 1,000.00	$ 1,020.88	$ 3.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Wright Express Corp.	1.3	1.3
Alexandria Real Estate Equities, Inc.	1.3	1.1
TCF Financial Corp.	1.2	1.1
City National Corp.	1.2	1.0
Jones Lang LaSalle, Inc.	1.1	0.9
Platinum Underwriters Holdings Ltd.	1.1	1.1
Forestar Group, Inc.	1.1	1.2
National Penn Bancshares, Inc.	1.1	1.1
Adtran, Inc.	1.1	0.8
CapitalSource, Inc.	1.0	1.0
	11.5
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.9	20.8
Information Technology	19.6	19.4
Consumer Discretionary	14.1	14.1
Industrials	13.5	12.8
Health Care	12.4	14.0
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks and Equity Futures 98.9%		Stocks and Equity Futures 99.3%
	Short-Term Investments and Net Other Assets 1.1%		Short-Term Investments and Net Other Assets 0.7%
* Foreign investments	7.7%	** Foreign investments	8.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 1.6%
BorgWarner, Inc. (a)	232,800	$ 10,210,608
Tenneco, Inc. (a)	537,400	14,832,240
		25,042,848
Diversified Consumer Services - 0.5%
Bridgepoint Education, Inc. (a)	425,814	7,898,850
Hotels, Restaurants & Leisure - 2.0%
Red Robin Gourmet Burgers, Inc. (a)	210,660	4,495,484
Vail Resorts, Inc. (a)(d)	241,600	9,151,808
WMS Industries, Inc. (a)	181,000	6,970,310
Wyndham Worldwide Corp.	366,700	9,361,851
		29,979,453
Household Durables - 2.3%
iRobot Corp. (a)(d)	305,983	6,229,814
Meritage Homes Corp. (a)	464,600	8,167,668
Mohawk Industries, Inc. (a)	169,200	8,278,956
Tempur-Pedic International, Inc. (a)	391,354	12,002,827
		34,679,265
Media - 0.5%
Lamar Advertising Co. Class A (a)	294,700	8,060,045
Multiline Retail - 0.5%
Dollarama, Inc.	283,366	7,073,468
Specialty Retail - 4.5%
Cabela's, Inc. Class A (a)(d)	611,338	9,530,759
Fourlis Holdings SA	598,800	6,227,959
Gymboree Corp. (a)	195,400	8,460,820
RadioShack Corp.	462,900	9,970,866
Shoe Carnival, Inc. (a)	544,614	11,464,125
Signet Jewelers Ltd. (a)	282,500	8,410,025
Vitamin Shoppe, Inc.	461,300	12,602,716
West Marine, Inc. (a)(d)	315,000	3,269,700
		69,936,970
Textiles, Apparel & Luxury Goods - 2.2%
Deckers Outdoor Corp. (a)	213,300	10,854,837
G-III Apparel Group Ltd. (a)	524,800	13,539,840
Phillips-Van Heusen Corp.	173,400	8,997,726
		33,392,403
TOTAL CONSUMER DISCRETIONARY		216,063,302
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 3.3%
Beverages - 0.4%
Hansen Natural Corp. (a)	146,400	$ 6,132,696
Food & Staples Retailing - 0.6%
BJ's Wholesale Club, Inc. (a)	182,600	8,317,430
Food Products - 1.6%
Chiquita Brands International, Inc. (a)	437,830	6,427,344
Green Mountain Coffee Roasters, Inc. (a)(d)	279,400	8,602,726
J&J Snack Foods Corp.	97,945	4,085,286
Lance, Inc.	274,200	5,793,846
		24,909,202
Personal Products - 0.7%
Elizabeth Arden, Inc. (a)	506,245	7,861,985
Nutraceutical International Corp. (a)	185,888	2,927,736
		10,789,721
TOTAL CONSUMER STAPLES		50,149,049
ENERGY - 5.5%
Energy Equipment & Services - 1.6%
Complete Production Services, Inc. (a)	371,071	7,143,117
Newpark Resources, Inc. (a)	824,700	6,589,353
Superior Energy Services, Inc. (a)	307,200	7,001,088
Willbros Group, Inc. (a)	506,800	4,637,220
		25,370,778
Oil, Gas & Consumable Fuels - 3.9%
Atlas Pipeline Partners, LP (a)	732,073	13,206,597
Berry Petroleum Co. Class A	308,500	9,199,470
Cloud Peak Energy, Inc.	583,000	8,949,050
EXCO Resources, Inc.	476,748	6,917,613
SM Energy Co.	287,332	11,901,291
Whiting Petroleum Corp. (a)	108,935	9,587,369
		59,761,390
TOTAL ENERGY		85,132,168
FINANCIALS - 20.9%
Capital Markets - 2.7%
Affiliated Managers Group, Inc. (a)	193,800	13,726,854
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
optionsXpress Holdings, Inc. (a)	923,302	$ 14,403,511
Waddell & Reed Financial, Inc. Class A	552,500	13,166,075
		41,296,440
Commercial Banks - 6.8%
Associated Banc-Corp.	1,103,328	14,994,228
CapitalSource, Inc.	2,945,000	15,844,100
City National Corp.	312,300	17,698,041
National Penn Bancshares, Inc.	2,527,700	16,834,482
PacWest Bancorp	681,500	14,263,795
TCF Financial Corp. (d)	1,160,531	18,382,811
Western Liberty Bancorp (a)(e)	1,000,000	6,240,000
		104,257,457
Insurance - 3.7%
Alterra Capital Holdings Ltd.	611,211	11,826,933
Amerisafe, Inc. (a)	767,000	13,775,320
Endurance Specialty Holdings Ltd.	372,400	14,370,916
Platinum Underwriters Holdings Ltd.	440,499	17,214,701
		57,187,870
Real Estate Investment Trusts - 3.7%
Alexandria Real Estate Equities, Inc. (d)	276,900	19,535,295
Franklin Street Properties Corp.	685,200	8,366,292
Highwoods Properties, Inc. (SBI)	285,000	8,923,350
Home Properties, Inc.	212,000	10,530,040
National Retail Properties, Inc.	441,800	10,214,416
		57,569,393
Real Estate Management & Development - 2.2%
Forestar Group, Inc. (a)	1,059,000	17,060,490
Jones Lang LaSalle, Inc.	224,700	17,405,262
		34,465,752
Thrifts & Mortgage Finance - 1.8%
Astoria Financial Corp.	862,200	11,415,528
Washington Federal, Inc.	898,900	15,640,860
		27,056,388
TOTAL FINANCIALS		321,833,300
HEALTH CARE - 12.4%
Biotechnology - 3.1%
Allos Therapeutics, Inc. (a)(d)	937,810	4,520,244
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Anadys Pharmaceuticals, Inc. (a)	1,013,500	$ 2,037,135
ARIAD Pharmaceuticals, Inc. (a)	1,219,782	3,903,302
BioMarin Pharmaceutical, Inc. (a)	150,900	3,297,165
Dynavax Technologies Corp. (a)	2,007,034	4,435,545
Idenix Pharmaceuticals, Inc. (a)	44,058	225,136
Incyte Corp. (a)	352,980	4,595,800
Inhibitex, Inc. (a)(d)	582,163	1,100,288
Keryx Biopharmaceuticals, Inc. (a)(d)	756,143	2,843,098
Lexicon Pharmaceuticals, Inc. (a)(d)	2,189,060	3,305,481
Metabolix, Inc. (a)(d)	311,256	4,394,935
Neurocrine Biosciences, Inc. (a)	714,621	4,059,047
Pharmacyclics, Inc. (a)	262,600	1,830,322
Pharmasset, Inc. (a)	45,600	1,231,656
Targacept, Inc. (a)	131,941	2,853,884
ZIOPHARM Oncology, Inc. (a)	751,550	2,810,797
		47,443,835
Health Care Equipment & Supplies - 2.9%
AGA Medical Holdings, Inc. (d)	685,758	9,936,633
American Medical Systems Holdings, Inc. (a)	505,907	11,312,081
DexCom, Inc. (a)	960,900	10,723,644
Hill-Rom Holdings, Inc.	82,900	2,739,016
NxStage Medical, Inc. (a)	146,650	2,315,604
Volcano Corp. (a)	318,963	7,039,513
		44,066,491
Health Care Providers & Services - 3.4%
Alliance Healthcare Services, Inc. (a)	1,762,722	7,403,432
BioScrip, Inc. (a)	667,998	2,838,992
Catalyst Health Solutions, Inc. (a)	202,337	6,996,813
Centene Corp. (a)	403,663	8,602,059
Emergency Medical Services Corp. Class A (a)	92,829	4,153,169
Hanger Orthopedic Group, Inc. (a)	410,008	7,031,637
HMS Holdings Corp. (a)	189,586	10,677,484
MWI Veterinary Supply, Inc. (a)	97,384	5,128,241
		52,831,827
Health Care Technology - 0.4%
MedAssets, Inc. (a)	41,400	969,174
SXC Health Solutions Corp. (a)	84,617	5,798,357
		6,767,531
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - 1.5%
Dionex Corp. (a)	86,607	$ 6,538,829
eResearchTechnology, Inc. (a)	1,067,139	8,643,826
Illumina, Inc. (a)	177,600	7,961,808
		23,144,463
Pharmaceuticals - 1.1%
Amarin Corp. PLC ADR (a)(d)	801,547	1,947,759
Ardea Biosciences, Inc. (a)	194,301	3,876,305
Cardiome Pharma Corp. (a)	430,200	3,523,794
Perrigo Co.	26,700	1,495,467
Questcor Pharmaceuticals, Inc. (a)	553,205	6,223,556
		17,066,881
TOTAL HEALTH CARE		191,321,028
INDUSTRIALS - 13.5%
Aerospace & Defense - 1.0%
Teledyne Technologies, Inc. (a)	197,600	8,107,528
Triumph Group, Inc.	103,180	7,831,362
		15,938,890
Air Freight & Logistics - 0.5%
UTI Worldwide, Inc.	524,400	7,661,484
Airlines - 0.6%
Alaska Air Group, Inc. (a)	172,500	8,899,275
Building Products - 1.9%
A.O. Smith Corp.	207,174	11,328,274
AAON, Inc.	327,200	8,134,192
Armstrong World Industries, Inc. (a)	254,674	9,310,881
		28,773,347
Commercial Services & Supplies - 0.7%
United Stationers, Inc. (a)	199,400	10,797,510
Construction & Engineering - 1.0%
Chicago Bridge & Iron Co. NV unit (a)	357,700	8,051,827
Granite Construction, Inc.	323,800	7,528,350
		15,580,177
Electrical Equipment - 1.3%
General Cable Corp. (a)(d)	378,385	10,042,338
Regal-Beloit Corp.	161,500	9,824,045
		19,866,383
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.7%
Carlisle Companies, Inc.	224,600	$ 7,564,528
Otter Tail Corp.	114,928	2,361,770
		9,926,298
Machinery - 3.6%
Accuride Corp. (a)	3,748,860	4,461,143
CLARCOR, Inc.	271,586	10,189,907
Gardner Denver, Inc.	171,300	8,696,901
John Bean Technologies Corp.	495,700	7,787,447
Manitowoc Co., Inc.	771,500	7,992,740
Timken Co.	304,726	10,244,888
Wabtec Corp.	147,154	6,564,540
		55,937,566
Professional Services - 0.5%
Advisory Board Co. (a)	187,984	8,244,978
Road & Rail - 0.5%
Kansas City Southern (a)	221,800	8,140,060
Trading Companies & Distributors - 1.2%
Interline Brands, Inc. (a)	511,800	9,258,462
WESCO International, Inc. (a)	230,800	8,292,644
		17,551,106
TOTAL INDUSTRIALS		207,317,074
INFORMATION TECHNOLOGY - 19.6%
Communications Equipment - 3.6%
Adtran, Inc.	515,990	16,294,964
CommScope, Inc. (a)	381,194	7,753,486
DragonWave, Inc. (a)(d)	774,500	4,716,543
Emulex Corp. (a)	809,900	7,046,130
Ixia (a)	638,700	7,012,926
NETGEAR, Inc. (a)	491,000	11,784,000
		54,608,049
Computers & Peripherals - 2.3%
NCR Corp. (a)	520,500	7,130,850
SanDisk Corp. (a)	167,064	7,300,697
Super Micro Computer, Inc. (a)	783,289	11,310,693
Synaptics, Inc. (a)(d)	287,857	9,009,924
		34,752,164
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 1.4%
Anixter International, Inc. (a)	208,200	$ 10,060,224
Avnet, Inc. (a)	424,470	10,675,421
		20,735,645
Internet Software & Services - 2.6%
Art Technology Group, Inc. (a)	2,543,300	9,155,880
j2 Global Communications, Inc. (a)	345,430	8,127,968
Rackspace Hosting, Inc. (a)(d)	623,700	11,663,190
Terremark Worldwide, Inc. (a)	1,264,744	11,357,401
		40,304,439
IT Services - 2.5%
Acxiom Corp. (a)	194,234	2,979,550
Alliance Data Systems Corp. (a)(d)	132,800	7,633,344
Sapient Corp.	732,620	8,058,820
Wright Express Corp. (a)	586,400	20,518,138
		39,189,852
Semiconductors & Semiconductor Equipment - 2.8%
Amkor Technology, Inc. (a)(d)	1,243,800	7,176,726
Brooks Automation, Inc. (a)	682,756	5,209,428
Micron Technology, Inc. (a)	402,300	2,928,744
Omnivision Technologies, Inc. (a)	455,900	10,171,129
Standard Microsystems Corp. (a)	283,507	6,242,824
Teradyne, Inc. (a)	586,091	6,306,339
Varian Semiconductor Equipment Associates, Inc. (a)	190,600	5,386,356
		43,421,546
Software - 4.4%
Ariba, Inc. (a)	382,602	6,110,154
JDA Software Group, Inc. (a)	444,800	10,452,800
Mentor Graphics Corp. (a)	1,507,200	14,499,264
Nuance Communications, Inc. (a)	702,000	11,590,020
Parametric Technology Corp. (a)	881,400	15,812,316
Radiant Systems, Inc. (a)	692,026	9,833,689
		68,298,243
TOTAL INFORMATION TECHNOLOGY		301,309,938
MATERIALS - 5.0%
Chemicals - 2.6%
Cabot Corp.	329,200	9,711,400
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
LyondellBasell Industries NV:
Class A (a)	256,514	$ 4,617,252
Class B (a)	251,597	4,528,746
Rockwood Holdings, Inc. (a)	398,700	11,646,027
Solutia, Inc. (a)	632,610	8,926,127
		39,429,552
Construction Materials - 0.3%
Texas Industries, Inc. (d)	146,200	4,853,840
Metals & Mining - 2.1%
Carpenter Technology Corp.	321,500	11,236,425
Compass Minerals International, Inc.	148,700	10,511,603
Red Back Mining, Inc. (a)	418,600	10,595,819
		32,343,847
TOTAL MATERIALS		76,627,239
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.6%
AboveNet, Inc. (a)	74,914	3,985,425
Global Crossing Ltd. (a)	213,492	2,470,102
PAETEC Holding Corp. (a)	763,521	3,000,638
		9,456,165
Wireless Telecommunication Services - 0.5%
NII Holdings, Inc. (a)	44,000	1,648,240
Syniverse Holdings, Inc. (a)	275,897	6,160,780
		7,809,020
TOTAL TELECOMMUNICATION SERVICES		17,265,185
UTILITIES - 3.1%
Electric Utilities - 1.6%
Cleco Corp.	264,000	7,537,200
Great Plains Energy, Inc.	361,700	6,488,898
Portland General Electric Co.	232,400	4,438,840
Westar Energy, Inc.	283,100	6,760,428
		25,225,366
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Gas Utilities - 1.0%
Northwest Natural Gas Co.	151,700	$ 7,192,097
Southwest Gas Corp.	265,800	8,550,786
		15,742,883
Multi-Utilities - 0.5%
NorthWestern Energy Corp.	255,000	7,191,000
TOTAL UTILITIES		48,159,249
TOTAL COMMON STOCKS (Cost $1,311,330,973)		1,515,177,532
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.09% to 0.16% 8/12/10 to 9/16/10 (f) (Cost $1,999,819)	$ 2,000,000	1,999,853
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 0.24% (b)	20,250,260	20,250,260
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	45,511,652	45,511,652
TOTAL MONEY MARKET FUNDS (Cost $65,761,912)		65,761,912
Cash Equivalents - 0.0%
	Maturity Amount
Investments in repurchase agreements in a joint trading account at 0.21%, dated 7/30/10 due 8/2/10 (Collateralized by U.S. Treasury Obligations) # (Cost $25,000)	$ 25,000	25,000
TOTAL INVESTMENT PORTFOLIO - 102.9% (Cost $1,379,117,704)		1,582,964,297
NET OTHER ASSETS (LIABILITIES) - (2.9)%		(44,534,679)
NET ASSETS - 100%		$ 1,538,429,618
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
87 NYFE Russell 2000 Mini Index Contracts	Sept. 2010	$ 5,651,520	$ (53,768)
The face value of futures purchased as a percentage of net assets is 0.4%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $549,896.
# Additional information on each counterparty to the repurchase agreement is as follows:
Repurchase Agreement / Counterparty	Value
$25,000 due 8/02/10 at 0.21%
BNP Paribas Securities Corp.	$ 5,535
Bank of America NA	3,493
Barclays Capital, Inc.	5,648
Credit Agricole Securities (USA) Inc.	1,164
Credit Suisse Securities (USA) LLC	1,497
Deutsche Bank Securities, Inc.	582
ING Financial Markets LLC	582
Mizuho Securities USA, Inc.	1,164
Morgan Stanley & Co., Inc.	1,164
RBC Capital Markets Corp.	1,145
RBS Securities, Inc.	1,164
Societe Generale, New York Branch	1,746
Wells Fargo Securities LLC	116
$ 25,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 69,474
Fidelity Securities Lending Cash Central Fund	1,151,105
Total	$ 1,220,579
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
International Assets Holding Corp (formerly known as FCStone Group, Inc.)	$ 7,828,236	$ -	$ 7,305,943	$ -	$ -
Western Liberty Bancorp	-	9,660,486	-	-	6,240,000
Total	$ 7,828,236	$ 9,660,486	$ 7,305,943	$ -	$ 6,240,000
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 216,063,302	$ 216,063,302	$ -	$ -
Consumer Staples	50,149,049	50,149,049	-	-
Energy	85,132,168	85,132,168	-	-
Financials	321,833,300	315,593,300	6,240,000	-
Health Care	191,321,028	191,321,028	-	-
Industrials	207,317,074	207,317,074	-	-
Information Technology	301,309,938	301,309,938	-	-
Materials	76,627,239	76,627,239	-	-
Telecommunication Services	17,265,185	17,265,185	-	-
Utilities	48,159,249	48,159,249	-	-
U.S. Government and Government Agency Obligations	1,999,853	-	1,999,853	-
Money Market Funds	65,761,912	65,761,912	-	-
Cash Equivalents	25,000	-	25,000	-
Total Investments in Securities:	$ 1,582,964,297	$ 1,574,699,444	$ 8,264,853	$ -
Derivative Instruments:
Liabilities
Futures Contracts	$ (53,768)	$ (53,768)	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of July 31, 2010. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (53,768)
Total Value of Derivatives	$ -	$ (53,768)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $299,856,941 which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $43,976,139 and repurchase agreements of $25,000) - See accompanying schedule: Unaffiliated issuers (cost $1,303,695,306)	$ 1,510,962,385
Fidelity Central Funds (cost $65,761,912)	65,761,912
Other affiliated issuers (cost $9,660,486)	6,240,000
Total Investments (cost $1,379,117,704)		$ 1,582,964,297
Receivable for investments sold		12,756,081
Receivable for fund shares sold		1,786,198
Dividends receivable		725,054
Distributions receivable from Fidelity Central Funds		49,815
Receivable for daily variation on futures contracts		16,501
Other receivables		87,192
Total assets		1,598,385,138

Liabilities
Payable to custodian bank	$ 2,182,896
Payable for investments purchased	10,791,611
Payable for fund shares redeemed	145,405
Accrued management fee	959,665
Other affiliated payables	296,729
Other payables and accrued expenses	67,562
Collateral on securities loaned, at value	45,511,652
Total liabilities		59,955,520

Net Assets		$ 1,538,429,618
Net Assets consist of:
Paid in capital		$ 1,638,054,522
Accumulated net investment loss		(47,686)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(303,378,360)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		203,801,142
Net Assets		$ 1,538,429,618

Series Small Cap Opportunities: Net Asset Value, offering price and redemption price per share ($1,363,646,463 ÷ 155,647,422 shares)		$ 8.76

Class F: Net Asset Value, offering price and redemption price per share ($174,783,155 ÷ 19,892,926 shares)		$ 8.79

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 12,787,810
Interest		83,593
Income from Fidelity Central Funds (including $1,151,105 from security lending)		1,220,579
Total income		14,091,982

Expenses
Management fee Basic fee	$ 10,604,945
Performance adjustment	431,105
Transfer agent fees	3,350,923
Accounting and security lending fees	511,326
Custodian fees and expenses	82,739
Independent trustees' compensation	8,504
Audit	64,098
Legal	6,189
Miscellaneous	21,955
Total expenses before reductions	15,081,784
Expense reductions	(160,955)	14,920,829
Net investment income (loss)		(828,847)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	283,169,729
Other affiliated issuers	2,732,496
Foreign currency transactions	(46,014)
Futures contracts	3,349,312
Capital gain distributions from Fidelity Central Funds	2,413
Total net realized gain (loss)		289,207,936
Change in net unrealized appreciation (depreciation) on: Investment securities	51,066,076
Assets and liabilities in foreign currencies	3,336
Futures contracts	(791,525)
Total change in net unrealized appreciation (depreciation)		50,277,887
Net gain (loss)		339,485,823
Net increase (decrease) in net assets resulting from operations		$ 338,656,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (828,847)	$ 5,093,481
Net realized gain (loss)	289,207,936	(336,177,072)
Change in net unrealized appreciation (depreciation)	50,277,887	196,145,576
Net increase (decrease) in net assets resulting from operations	338,656,976	(134,938,015)
Distributions to shareholders from net investment income	-	(5,991,213)
Share transactions - net increase (decrease)	(84,503,551)	76,947,174
Total increase (decrease) in net assets	254,153,425	(63,982,054)

Net Assets
Beginning of period	1,284,276,193	1,348,258,247
End of period (including accumulated net investment loss of $47,686 and undistributed net investment income of $0, respectively)	$ 1,538,429,618	$ 1,284,276,193

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Small Cap Opportunities

Years ended July 31,	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 7.97	$ 9.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	.03	.02	.01
Net realized and unrealized gain (loss)	1.83	(1.02)	(1.66)	(.36)
Total from investment operations	1.82	(.99)	(1.64)	(.35)
Distributions from net investment income	-	(.04)	(.02)	-
Distributions from net realized gain	-	-	(.02)	-
Total distributions	-	(.04)	(.04)	-
Redemption fees added to paid in capital I	-	-	- D, J	- D, J
Net asset value, end of period	$ 8.76	$ 6.94	$ 7.97	$ 9.65
Total Return B, C	26.22%	(12.34)%	(17.10)%	(3.50)%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	.93%	.93%	1.00% A
Expenses net of fee waivers, if any	1.02%	.93%	.93%	1.00% A
Expenses net of all reductions	1.01%	.93%	.92%	.98% A
Net investment income (loss)	(.07)%	.49%	.20%	.20% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,363,646	$ 1,284,079	$ 1,348,258	$ 984,470
Portfolio turnover rate F	104%	167%	179%	176% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period March 22, 2007 (commencement of sale of shares) to July 31, 2007.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratio before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The redemption fee was eliminated during the year ended July 31, 2009.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 G
Selected Per-Share Data
Net asset value, beginning of period	$ 6.94	$ 6.24
Income from Investment Operations
Net investment income (loss) D	.01	- I
Net realized and unrealized gain (loss)	1.84	.70
Total from investment operations	1.85	.70
Net asset value, end of period	$ 8.79	$ 6.94
Total Return B, C	26.66%	11.22%
Ratios to Average Net Assets E, H
Expenses before reductions	.78%	.68% A
Expenses net of fee waivers, if any	.78%	.68% A
Expenses net of all reductions	.77%	.68% A
Net investment income (loss)	.17%	.11% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 174,783	$ 197
Portfolio turnover rate F	104%	167%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager and, for shares of Series Small Cap Opportunities, FMR investment professionals. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Small Cap Opportunities and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies- continued

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies- continued

Security Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies- continued

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to short term gain distributions from the underlying funds, futures transactions, foreign currency transactions, market discount, partnerships, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 273,986,350
Gross unrealized depreciation	(73,715,564)
Net unrealized appreciation (depreciation)	$ 200,270,786

Tax Cost	$ 1,382,693,511

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (299,856,941)
Net unrealized appreciation (depreciation)	$ 200,279,723

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies- continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ -	$ 5,991,213

4. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the SEC which permits the Fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The Fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non-government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund uses derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives may increase or decrease its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Annual Report

5. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty fees in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Risk of loss may exceed the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund uses futures contracts to manage its exposure to the stock markets.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end, if any, is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. The receivable and/or payable for the variation margin are reflected in the Statement of Assets and Liabilities.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market may limit the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $3,349,312 and a change in net unrealized appreciation (depreciation) of $(791,525) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,495,737,397 and $1,572,042,780, respectively.

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Series Small Cap Opportunities, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Small Cap Opportunities. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each applicable class were as follows:

	Amount	% of Average Net Assets
Series Small Cap Opportunities	$ 3,350,923.24

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $38,672 for the period.

Annual Report

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,842 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $160,955 for the period.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Series Small Cap Opportunities	$ -	$ 5,991,213

Annual Report

Notes to Financial Statements - continued

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Series Small Cap Opportunities
Shares sold	23,783,608	29,784,876	$ 194,753,795	$ 160,099,974
Reinvestment of distributions	-	1,140,271	-	5,991,213
Shares redeemed	(53,284,371)	(15,013,563)	(444,895,516)	(89,319,366)
Net increase (decrease)	(29,500,763)	15,911,584	$ (250,141,721)	$ 76,771,821
Class F
Shares sold	21,585,308	28,431	$ 180,598,380	$ 175,553
Shares redeemed	(1,720,780)	(33)	(14,960,210)	(200)
Net increase (decrease)	19,864,528	28,398	$ 165,638,170	$ 175,353

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At period end, mutual funds managed by FMR or an affiliate were owners of record of substantially all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the Fund), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 22, 2007 (commencement of investment operations) to July 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Small Cap Opportunities Fund as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period March 22, 2007 (commencement of investment operations) to July 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

September 20, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Small Cap Opportunities Fund or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Small Cap Opportunities Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. Because the fund had been in existence less than three calendar years, the following chart considered by the Board shows, for the one-year period ended December 31, 2009, the total return of the retail class of the fund, the total return of a broad-based securities market index ("benchmark"), and a range of total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. (Class F of the fund had less than one year of performance as of December 31, 2009.) The box within the chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the retail class of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the first quartile for the period shown. The Board also noted that the investment performance of the retail class of the fund compared favorably to its benchmark for the period shown. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board noted that it is difficult to evaluate in any comprehensive fashion the performance of the fund, in light of its relatively recent commencement of operations.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Series Small Cap Opportunities Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the period shown in the performance chart above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each class ranked below its competitive median for the period.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is offered only to other funds advised by FMR or an affiliate, it continues to incur management expenses. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Research & Analysis Company

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

SMO-ANN-0910
1.839807.103

Fidelity®

Small Cap Growth

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Fidelity Small Cap Growth Fund	17.63%	1.52%	6.03%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Growth Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the 12 months ending July 31, 2010, the fund's Retail Class shares rose 17.63%, outpacing the 16.71% return of the Russell 2000 Growth Index. Stock selection was a big plus overall, especially in the industrials and consumer discretionary sectors. Within information technology, the fund saw success from its hardware/equipment positions, though several software/services names lagged - most notably, network communications systems company TeleCommunications Systems and Internet banking and billing services provider Online Resources. Favorable sector allocation helped, especially overweighting industrials and underweighting the weak-performing pharmaceuticals industry. Having a smaller relative weighting in the consumer discretionary sector, however, took away some of this positive impact. A stronger dollar overall hampered the performance of the fund's foreign stocks. The fund's top individual contributor was Commercial Vehicle Group, which makes parts for the cabs of large trucks. As optimism about the economy and, with it, the trucking industry grew, Commercial Vehicle's share price rose off an extremely low level. Brookdale Senior Living, an operator of assisted-living and retirement communities, also did well, as did hotel and timeshare property owner Wyndham Worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.31%
Actual		$ 1,000.00	$ 1,062.10	$ 6.70
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.57%
Actual		$ 1,000.00	$ 1,060.80	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.01	$ 7.85
Class B	2.07%
Actual		$ 1,000.00	$ 1,057.60	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Class C	2.07%
Actual		$ 1,000.00	$ 1,057.70	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Small Cap Growth	1.03%
Actual		$ 1,000.00	$ 1,064.00	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class F	.78%
Actual		$ 1,000.00	$ 1,064.60	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,063.80	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NETGEAR, Inc.	1.1	0.0
Zumtobel AG	1.1	0.0
Adtran, Inc.	1.1	0.8
Wyndham Worldwide Corp.	1.1	0.7
Plantronics, Inc.	1.1	1.2
Riverbed Technology, Inc.	1.1	1.4
Triumph Group, Inc.	1.1	0.0
Polycom, Inc.	1.1	0.6
Super Micro Computer, Inc.	1.1	1.0
Armstrong World Industries, Inc.	1.0	0.7
	10.9
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.1	23.0
Health Care	20.6	23.3
Industrials	18.5	18.7
Consumer Discretionary	17.8	14.9
Financials	4.0	3.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 95.2%		Stocks 93.5%
	Short-Term Investments and Net Other Assets 4.8%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	16.2%	** Foreign investments	15.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.4%
ElringKlinger AG	285,000	$ 7,661,254
Modine Manufacturing Co. (a)	1,254,000	12,728,100
		20,389,354
Distributors - 0.7%
Delticom AG	181,910	9,280,982
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	248,000	10,542,480
Hotels, Restaurants & Leisure - 3.7%
Aristocrat Leisure Ltd.	2,735,000	8,389,453
BJ's Restaurants, Inc. (a)	320,000	8,160,000
Life Time Fitness, Inc. (a)(d)	203,000	7,381,080
Toridoll Corp. (d)	3,250	5,949,089
WMS Industries, Inc. (a)	194,750	7,499,823
Wyndham Worldwide Corp.	622,000	15,879,660
		53,259,105
Household Durables - 2.8%
Dorel Industries, Inc. Class B (sub. vtg.)	321,550	10,876,301
Harman International Industries, Inc. (a)	350,000	10,643,500
Hooker Furniture Corp.	510,101	6,029,394
Tempur-Pedic International, Inc. (a)	399,000	12,237,330
		39,786,525
Multiline Retail - 0.7%
Dollarama, Inc.	415,000	10,359,356
Specialty Retail - 4.9%
Casual Male Retail Group, Inc. (a)	1,749,978	6,054,924
Citi Trends, Inc. (a)	300,000	9,417,000
DSW, Inc. Class A (a)(d)	425,000	11,309,250
hhgregg, Inc. (a)(d)	490,000	9,942,100
Jos. A. Bank Clothiers, Inc. (a)(d)	125,000	7,335,000
Sally Beauty Holdings, Inc. (a)	901,000	8,523,460
Shoe Carnival, Inc. (a)	458,881	9,659,445
Signet Jewelers Ltd. (a)	288,400	8,585,668
		70,826,847
Textiles, Apparel & Luxury Goods - 2.9%
Fossil, Inc. (a)	350,000	13,860,000
G-III Apparel Group Ltd. (a)	390,300	10,069,740
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	182,000	$ 9,443,980
Ted Baker PLC	907,621	7,594,441
		40,968,161
TOTAL CONSUMER DISCRETIONARY		255,412,810
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.4%
Susser Holdings Corp. (a)	548,452	6,586,909
Food Products - 1.7%
Calavo Growers, Inc. (d)	599,046	12,651,852
Smithfield Foods, Inc. (a)	790,000	11,257,500
		23,909,352
Personal Products - 0.9%
Inter Parfums, Inc.	737,000	12,860,650
TOTAL CONSUMER STAPLES		43,356,911
ENERGY - 2.4%
Energy Equipment & Services - 1.6%
Newpark Resources, Inc. (a)	1,525,000	12,184,750
T-3 Energy Services, Inc. (a)	445,000	11,285,200
		23,469,950
Oil, Gas & Consumable Fuels - 0.8%
EXCO Resources, Inc.	771,400	11,193,014
TOTAL ENERGY		34,662,964
FINANCIALS - 4.0%
Capital Markets - 0.9%
Fifth Street Finance Corp. (d)	465,000	5,049,900
optionsXpress Holdings, Inc. (a)	469,200	7,319,520
		12,369,420
Commercial Banks - 1.7%
CapitalSource, Inc.	1,295,000	6,967,100
FirstMerit Corp.	463,000	9,125,730
Huntington Bancshares, Inc.	1,496,100	9,066,366
		25,159,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	680,200	$ 9,570,414
Thrifts & Mortgage Finance - 0.7%
First Niagara Financial Group, Inc.	765,000	10,258,650
TOTAL FINANCIALS		57,357,680
HEALTH CARE - 20.6%
Biotechnology - 1.8%
Allos Therapeutics, Inc. (a)	875,000	4,217,500
PDL BioPharma, Inc.	1,860,000	11,569,200
Theravance, Inc. (a)(d)	409,000	6,057,290
ZIOPHARM Oncology, Inc. (a)(d)	860,000	3,216,400
		25,060,390
Health Care Equipment & Supplies - 4.1%
AGA Medical Holdings, Inc.	310,583	4,500,348
American Medical Systems Holdings, Inc. (a)	500,000	11,180,000
Integra LifeSciences Holdings Corp. (a)	337,400	12,190,262
Natus Medical, Inc. (a)	548,000	8,044,640
Orthofix International NV (a)	200,000	6,056,000
STRATEC Biomedical Systems AG	175,000	6,548,356
Wright Medical Group, Inc. (a)	670,000	10,458,700
		58,978,306
Health Care Providers & Services - 8.0%
Amedisys, Inc. (a)(d)	247,400	6,499,198
Catalyst Health Solutions, Inc. (a)	370,000	12,794,600
Centene Corp. (a)	395,000	8,417,450
Emergency Medical Services Corp. Class A (a)	273,000	12,214,020
Hanger Orthopedic Group, Inc. (a)	651,900	11,180,085
HealthSouth Corp. (a)	570,000	10,550,700
LHC Group, Inc. (a)	342,400	7,871,776
Providence Service Corp. (a)	393,800	5,670,720
PSS World Medical, Inc. (a)(d)	664,499	12,505,871
RehabCare Group, Inc. (a)	483,000	10,234,770
Synergy Health PLC	780,411	8,170,177
Team Health Holdings, Inc.	699,000	9,163,890
		115,273,257
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.7%
Computer Programs & Systems, Inc. (d)	305,800	$ 13,751,826
MedAssets, Inc. (a)	423,000	9,902,430
		23,654,256
Life Sciences Tools & Services - 3.5%
Bruker BioSciences Corp. (a)	965,000	12,709,050
ICON PLC sponsored ADR (a)	560,000	13,216,000
PerkinElmer, Inc.	745,000	14,497,700
QIAGEN NV (a)	551,000	10,314,720
		50,737,470
Pharmaceuticals - 1.5%
Ardea Biosciences, Inc. (a)(d)	209,263	4,174,797
Auxilium Pharmaceuticals, Inc. (a)(d)	148,935	3,359,974
Cadence Pharmaceuticals, Inc. (a)(d)	645,000	4,940,700
Hikma Pharmaceuticals PLC	785,000	8,815,349
		21,290,820
TOTAL HEALTH CARE		294,994,499
INDUSTRIALS - 18.5%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	220,000	11,292,600
Spirit AeroSystems Holdings, Inc. Class A (a)	651,400	13,255,990
Teledyne Technologies, Inc. (a)	257,000	10,544,710
Triumph Group, Inc.	199,000	15,104,100
		50,197,400
Building Products - 1.0%
Armstrong World Industries, Inc. (a)(d)	406,000	14,843,360
Commercial Services & Supplies - 3.4%
Prosegur Compania de Seguridad SA (Reg.)	273,000	13,424,883
Schawk, Inc. Class A	600,000	8,898,000
The Geo Group, Inc. (a)	653,000	14,091,740
Waste Connections, Inc. (a)	310,000	11,832,700
		48,247,323
Construction & Engineering - 2.6%
Foster Wheeler AG (a)	490,000	11,279,800
Granite Construction, Inc.	392,000	9,114,000
KBR, Inc.	450,000	10,071,000
Orion Marine Group, Inc. (a)	570,000	7,079,400
		37,544,200
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	257,100	$ 10,831,623
Regal-Beloit Corp.	208,000	12,652,640
Zumtobel AG	852,783	16,155,285
		39,639,548
Machinery - 1.8%
Blount International, Inc. (a)	640,000	6,816,000
Commercial Vehicle Group, Inc. (a)	1,064,273	11,973,071
OSG Corp.	600,000	6,630,026
		25,419,097
Professional Services - 0.5%
Diamond Management & Technology Consultants, Inc.	725,000	7,866,250
Road & Rail - 0.6%
Contrans Group, Inc. Class A	985,000	8,576,049
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (a)	569,000	9,707,140
Interline Brands, Inc. (a)	550,000	9,949,500
Rush Enterprises, Inc. Class A (a)	948,254	14,166,915
		33,823,555
TOTAL INDUSTRIALS		266,156,782
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 5.9%
Adtran, Inc.	510,200	16,112,116
CommScope, Inc. (a)	287,200	5,841,648
NETGEAR, Inc. (a)	681,392	16,353,406
Plantronics, Inc.	520,000	15,584,400
Polycom, Inc. (a)	505,000	14,988,400
Riverbed Technology, Inc. (a)	415,000	15,392,350
		84,272,320
Computers & Peripherals - 2.7%
Super Micro Computer, Inc. (a)	1,030,000	14,873,200
Synaptics, Inc. (a)(d)	370,000	11,581,000
Wincor Nixdorf AG	212,400	11,988,190
		38,442,390
Electronic Equipment & Components - 2.6%
Avnet, Inc. (a)	494,000	12,424,100
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)	815,000	$ 11,874,550
SYNNEX Corp. (a)	472,800	12,477,192
		36,775,842
Internet Software & Services - 5.1%
Art Technology Group, Inc. (a)	1,785,652	6,428,347
j2 Global Communications, Inc. (a)	607,500	14,294,475
Monster Worldwide, Inc. (a)(d)	675,880	9,273,074
Perficient, Inc. (a)(e)	1,548,502	13,394,542
Rackspace Hosting, Inc. (a)(d)	633,000	11,837,100
Sohu.com, Inc. (a)(d)	174,000	8,181,480
TelecityGroup PLC (a)	1,416,600	9,620,374
		73,029,392
IT Services - 3.3%
Datacash Group PLC	2,736,200	10,514,067
Heartland Payment Systems, Inc.	634,000	10,004,520
Online Resources Corp. (a)(e)	1,897,060	7,777,946
WNS Holdings Ltd. sponsored ADR (a)	574,657	5,148,927
Wright Express Corp. (a)	382,000	13,366,180
		46,811,640
Semiconductors & Semiconductor Equipment - 2.9%
Hittite Microwave Corp. (a)	148,821	6,839,813
Microsemi Corp. (a)	847,000	13,518,120
Roth & Rau AG (a)	357,200	11,825,138
Standard Microsystems Corp. (a)	458,000	10,085,160
		42,268,231
Software - 4.6%
Blackbaud, Inc.	446,059	10,567,138
Informatica Corp. (a)	381,000	11,479,530
Radiant Systems, Inc. (a)	895,000	12,717,950
Solera Holdings, Inc.	342,000	12,989,160
Taleo Corp. Class A (a)	481,039	11,833,559
TeleCommunication Systems, Inc. Class A (a)	2,000,000	7,180,000
		66,767,337
TOTAL INFORMATION TECHNOLOGY		388,367,152
MATERIALS - 1.3%
Chemicals - 0.6%
Solutia, Inc. (a)	647,000	9,129,170
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.7%
Commercial Metals Co.	635,100	$ 9,139,089
TOTAL MATERIALS		18,268,259
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)	1,172,000	7,336,720
TOTAL COMMON STOCKS (Cost $1,290,877,469)		1,365,913,777
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 0.24% (b)	69,466,459	69,466,459
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	67,877,077	67,877,077
TOTAL MONEY MARKET FUNDS (Cost $137,343,536)		137,343,536
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,428,221,005)		1,503,257,313
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(68,064,626)
NET ASSETS - 100%		$ 1,435,192,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 149,674
Fidelity Securities Lending Cash Central Fund	1,296,145
Total	$ 1,445,819
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Commercial Vehicle Group, Inc.	$ -	$ 9,035,246	$ 6,160,191	$ -	$ -
Online Resources Corp.	7,502,350	4,608,401	537,693	-	7,777,946
Perficient, Inc.	-	15,347,170	-	-	13,394,542
Town Sports International Holdings, Inc.	4,060,850	759,596	3,236,327	-	-
Total	$ 11,563,200	$ 29,750,413	$ 9,934,211	$ -	$ 21,172,488
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Germany	3.3%
United Kingdom	3.1%
Canada	2.1%
Austria	1.1%
Spain	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $193,259,144 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $66,419,896) - See accompanying schedule: Unaffiliated issuers (cost $1,264,897,501)	$ 1,344,741,289
Fidelity Central Funds (cost $137,343,536)	137,343,536
Other affiliated issuers (cost $25,979,968)	21,172,488
Total Investments (cost $1,428,221,005)		$ 1,503,257,313
Cash		315,767
Receivable for investments sold		13,654,738
Receivable for fund shares sold		2,171,959
Dividends receivable		292,550
Distributions receivable from Fidelity Central Funds		132,533
Other receivables		33,561
Total assets		1,519,858,421

Liabilities
Payable to custodian bank	$ 29,626
Payable for investments purchased	14,818,248
Payable for fund shares redeemed	742,277
Accrued management fee	742,220
Distribution fees payable	38,799
Other affiliated payables	356,239
Other payables and accrued expenses	61,248
Collateral on securities loaned, at value	67,877,077
Total liabilities		84,665,734

Net Assets		$ 1,435,192,687
Net Assets consist of:
Paid in capital		$ 1,560,322,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(200,164,970)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,034,722
Net Assets		$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($50,620,117 ÷ 3,999,164 shares)	$ 12.66

Maximum offering price per share (100/94.25 of $12.66)	$ 13.43
Class T: Net Asset Value and redemption price per share ($23,930,175 ÷ 1,904,460 shares)	$ 12.57

Maximum offering price per share (100/96.50 of $12.57)	$ 13.03
Class B: Net Asset Value and offering price per share ($5,141,694 ÷ 417,875 shares)A	$ 12.30

Class C: Net Asset Value and offering price per share ($18,091,241 ÷ 1,472,976 shares)A	$ 12.28

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,204,817,925 ÷ 94,067,973 shares)	$ 12.81

Class F: Net Asset Value, offering price and redemption price per share ($106,941,045 ÷ 8,320,712 shares)	$ 12.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,650,490 ÷ 1,999,058 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,668,648
Special dividends		1,409,998
Interest		77
Income from Fidelity Central Funds (including $1,296,145 from security lending)		1,445,819
Total income		10,524,542

Expenses
Management fee Basic fee	$ 9,613,711
Performance adjustment	303,437
Transfer agent fees	3,875,107
Distribution fees	458,801
Accounting and security lending fees	472,799
Custodian fees and expenses	60,299
Independent trustees' compensation	7,713
Registration fees	89,950
Audit	55,399
Legal	5,688
Miscellaneous	20,225
Total expenses before reductions	14,963,129
Expense reductions	(169,459)	14,793,670
Net investment income (loss)		(4,269,128)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,077,337
Other affiliated issuers	987,981
Foreign currency transactions	(28,960)
Capital gain distributions from Fidelity Central Funds	2,501
Total net realized gain (loss)		242,038,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,114,564)
Assets and liabilities in foreign currencies	(2,138)
Total change in net unrealized appreciation (depreciation)		(34,116,702)
Net gain (loss)		207,922,157
Net increase (decrease) in net assets resulting from operations		$ 203,653,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,269,128)	$ (4,212,561)
Net realized gain (loss)	242,038,859	(335,295,985)
Change in net unrealized appreciation (depreciation)	(34,116,702)	109,380,680
Net increase (decrease) in net assets resulting from operations	203,653,029	(230,127,866)
Share transactions - net increase (decrease)	46,578,163	89,233,558
Redemption fees	232,258	255,734
Total increase (decrease) in net assets	250,463,450	(140,638,574)

Net Assets
Beginning of period	1,184,729,237	1,325,367,811
End of period	$ 1,435,192,687	$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.06)	(.11)	(.12) G	(.10) H
Net realized and unrealized gain (loss)	1.94	(2.35)	(1.73)	3.39	.18
Total from investment operations	1.87	(2.41)	(1.84)	3.27	.08
Distributions from net realized gain	-	-	(1.02)	(.09)	(.16)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Total Return A, B	17.33%	(18.26)%	(12.26)%	25.52%	.70%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.33%	1.40%	1.44%	1.53%
Expenses net of fee waivers, if any	1.35%	1.33%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.34%	1.33%	1.39%	1.39%	1.35%
Net investment income (loss)	(.56)% F	(.64)%	(.74)%	(.80)% G	(.79)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,620	$ 40,211	$ 42,187	$ 33,588	$ 18,104
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.09)	(.15)	(.16) G	(.14) H
Net realized and unrealized gain (loss)	1.93	(2.34)	(1.73)	3.38	.19
Total from investment operations	1.83	(2.43)	(1.88)	3.22	.05
Distributions from net realized gain	-	-	(.96)	(.07)	(.13)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Total Return A, B	17.04%	(18.45)%	(12.50)%	25.18%	.48%
Ratios to Average Net Assets D, I
Expenses before reductions	1.61%	1.60%	1.65%	1.67%	1.73%
Expenses net of fee waivers, if any	1.61%	1.60%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.59%	1.65%	1.65%	1.60%
Net investment income (loss)	(.82)% F	(.91)%	(.99)%	(1.05)% G	(1.04)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,930	$ 21,533	$ 21,754	$ 26,419	$ 19,205
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.33)	(1.71)	3.36	.19
Total from investment operations	1.73	(2.46)	(1.93)	3.13	(.01)
Distributions from net realized gain	-	-	(.89)	(.06)	(.09)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Total Return A, B	16.37%	(18.88)%	(12.92)%	24.57%	(.03)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.28%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.08%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,142	$ 4,171	$ 5,517	$ 6,242	$ 5,191
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.32)	(1.71)	3.36	.18
Total from investment operations	1.73	(2.45)	(1.93)	3.13	(.02)
Distributions from net realized gain	-	-	(.91)	(.06)	(.10)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Total Return A, B	16.40%	(18.85)%	(12.94)%	24.59%	(.08)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.25%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.07%	2.14%	2.14%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,091	$ 14,267	$ 15,946	$ 22,348	$ 14,682
Portfolio turnover rateE	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Income from Investment Operations
Net investment income (loss) B	(.04) E	(.04)	(.07)	(.08) F	(.07) G
Net realized and unrealized gain (loss)	1.96	(2.36)	(1.74)	3.40	.19
Total from investment operations	1.92	(2.40)	(1.81)	3.32	.12
Distributions from net realized gain	-	-	(1.05)	(.10)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Total Return A	17.63%	(18.06)%	(11.98)%	25.84%	1.01%
Ratios to Average Net Assets C, H
Expenses before reductions	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.08%	1.10%	1.09%	1.08%
Net investment income (loss)	(.29)% E	(.39)%	(.45)%	(.50)% F	(.52)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	- G, K	(.01)
Net realized and unrealized gain (loss)	1.95	.88 H
Total from investment operations	1.95	.87
Redemption fees added to paid in capital D, K	-	-
Net asset value, end of period	$ 12.85	$ 10.90
Total Return B, C	17.89%	8.67%
Ratios to Average Net Assets E, J
Expenses before reductions	.78%	.74% A
Expenses net of fee waivers, if any	.78%	.74% A
Expenses net of all reductions	.77%	.73% A
Net investment income (loss)	-% G, L	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,941	$ 159
Portfolio turnover rate F	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03)	(.06)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	1.95	(2.36)	(1.74)	3.41	.19
Total from investment operations	1.92	(2.39)	(1.80)	3.34	.12
Distributions from net realized gain	-	-	(1.05)	(.11)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Total Return A	17.60%	(17.97)%	(11.93)%	25.99%	.97%
Ratios to Average Net Assets C, H
Expenses before reductions	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of fee waivers, if any	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of all reductions	1.02%	1.04%	1.03%	1.05%	1.05%
Net investment income (loss)	(.24)% E	(.36)%	(.38)%	(.46)% F	(.49)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,650	$ 19,204	$ 22,444	$ 18,671	$ 14,233
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,655,477
Gross unrealized depreciation	(101,524,996)
Net unrealized appreciation (depreciation)	$ 68,130,481

Tax Cost	$ 1,435,126,832

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (193,259,144)
Net unrealized appreciation (depreciation)	$ 68,128,895

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,359,919,734 and $1,335,378,288, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 117,878	$ 2,297
Class T	.25%	.25%	118,478	-
Class B	.75%	.25%	49,164	36,913
Class C	.75%	.25%	173,281	40,211
			$ 458,801	$ 79,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,622
Class T	6,101
Class B*	8,154
Class C*	2,438
$ 44,315

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 150,515.32
Class T	77,623.33
Class B	15,920.32
Class C	56,034.32
Small Cap Growth	3,522,221.29
Institutional Class	52,794.24
	$ 3,875,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,958 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,294 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	1,755,238	1,768,538	$ 21,749,463	$ 16,919,128
Shares redeemed	(1,481,231)	(1,239,291)	(17,861,442)	(11,138,983)
Net increase (decrease)	274,007	529,247	$ 3,888,021	$ 5,780,145
Class T
Shares sold	492,575	1,485,602	$ 6,056,365	$ 12,842,623
Shares redeemed	(592,408)	(1,132,759)	(7,232,100)	(9,596,209)
Net increase (decrease)	(99,833)	352,843	$ (1,175,735)	$ 3,246,414
Class B
Shares sold	117,304	116,072	$ 1,414,923	$ 1,042,949
Shares redeemed	(93,928)	(145,097)	(1,126,513)	(1,355,668)
Net increase (decrease)	23,376	(29,025)	$ 288,410	$ (312,719)

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class C
Shares sold	479,633	604,934	$ 5,791,649	$ 5,793,290
Shares redeemed	(358,550)	(479,386)	(4,319,904)	(4,290,700)
Net increase (decrease)	121,083	125,548	$ 1,471,745	$ 1,502,590
Small Cap Growth
Shares sold	22,893,960	30,718,046	$ 285,679,819	$ 287,281,815
Shares redeemed	(28,450,958)	(22,726,319)	(351,525,118)	(209,407,815)
Net increase (decrease)	(5,556,998)	7,991,727	$ (65,845,299)	$ 77,874,000
Class F
Shares sold	8,663,528	14,590	$ 109,176,128	$ 145,457
Shares redeemed	(357,394)	(12)	(4,690,130)	(113)
Net increase (decrease)	8,306,134	14,578	$ 104,485,998	$ 145,344
Institutional Class
Shares sold	1,109,901	802,152	$ 14,013,757	$ 7,245,594
Shares redeemed	(871,545)	(728,847)	(10,548,734)	(6,247,810)
Net increase (decrease)	238,356	73,305	$ 3,465,023	$ 997,784

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, the retail class, and Class F ranked below its competitive median for the period, the total expenses of Class C ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCP-UANN-0910
1.803694.105

Fidelity®

Small Cap Growth

Fund
Class F

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

p20

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class F B	17.89%	1.58%	6.09%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Small Cap Growth Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Growth Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lionel Harris, Portfolio Manager of Fidelity® Small Cap Growth Fund: For the 12 months ending July 31, 2010, the fund's Class F shares outperformed the 16.71% return of the Russell 2000 Growth Index. (For specific class-level results, please see the performance section of this report.) Stock selection was a big plus overall, especially in the industrials and consumer discretionary sectors. Within information technology, the fund saw success from its hardware/equipment positions, though several software/services names lagged - most notably, network communications systems company TeleCommunication Systems and Internet banking and billing services provider Online Resources. Favorable sector allocation helped, especially overweighting industrials and underweighting the weak-performing pharmaceuticals industry. Having a smaller relative weighting in the consumer discretionary sector, however, took away some of this positive impact. A stronger dollar overall hampered the performance of the fund's foreign stocks. The fund's top individual contributor was Commercial Vehicle Group, which makes parts for the cabs of large trucks. As optimism about the economy and, with it, the trucking industry grew, Commercial Vehicle's share price rose off an extremely low level. Brookdale Senior Living, an operator of assisted-living and retirement communities, also did well, as did hotel and timeshare property owner Wyndham Worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.31%
Actual		$ 1,000.00	$ 1,062.10	$ 6.70
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.57%
Actual		$ 1,000.00	$ 1,060.80	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.01	$ 7.85
Class B	2.07%
Actual		$ 1,000.00	$ 1,057.60	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Class C	2.07%
Actual		$ 1,000.00	$ 1,057.70	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Small Cap Growth	1.03%
Actual		$ 1,000.00	$ 1,064.00	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class F	.78%
Actual		$ 1,000.00	$ 1,064.60	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,063.80	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NETGEAR, Inc.	1.1	0.0
Zumtobel AG	1.1	0.0
Adtran, Inc.	1.1	0.8
Wyndham Worldwide Corp.	1.1	0.7
Plantronics, Inc.	1.1	1.2
Riverbed Technology, Inc.	1.1	1.4
Triumph Group, Inc.	1.1	0.0
Polycom, Inc.	1.1	0.6
Super Micro Computer, Inc.	1.1	1.0
Armstrong World Industries, Inc.	1.0	0.7
	10.9
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.1	23.0
Health Care	20.6	23.3
Industrials	18.5	18.7
Consumer Discretionary	17.8	14.9
Financials	4.0	3.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 95.2%		Stocks 93.5%
	Short-Term Investments and Net Other Assets 4.8%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	16.2%	** Foreign investments	15.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.4%
ElringKlinger AG	285,000	$ 7,661,254
Modine Manufacturing Co. (a)	1,254,000	12,728,100
		20,389,354
Distributors - 0.7%
Delticom AG	181,910	9,280,982
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	248,000	10,542,480
Hotels, Restaurants & Leisure - 3.7%
Aristocrat Leisure Ltd.	2,735,000	8,389,453
BJ's Restaurants, Inc. (a)	320,000	8,160,000
Life Time Fitness, Inc. (a)(d)	203,000	7,381,080
Toridoll Corp. (d)	3,250	5,949,089
WMS Industries, Inc. (a)	194,750	7,499,823
Wyndham Worldwide Corp.	622,000	15,879,660
		53,259,105
Household Durables - 2.8%
Dorel Industries, Inc. Class B (sub. vtg.)	321,550	10,876,301
Harman International Industries, Inc. (a)	350,000	10,643,500
Hooker Furniture Corp.	510,101	6,029,394
Tempur-Pedic International, Inc. (a)	399,000	12,237,330
		39,786,525
Multiline Retail - 0.7%
Dollarama, Inc.	415,000	10,359,356
Specialty Retail - 4.9%
Casual Male Retail Group, Inc. (a)	1,749,978	6,054,924
Citi Trends, Inc. (a)	300,000	9,417,000
DSW, Inc. Class A (a)(d)	425,000	11,309,250
hhgregg, Inc. (a)(d)	490,000	9,942,100
Jos. A. Bank Clothiers, Inc. (a)(d)	125,000	7,335,000
Sally Beauty Holdings, Inc. (a)	901,000	8,523,460
Shoe Carnival, Inc. (a)	458,881	9,659,445
Signet Jewelers Ltd. (a)	288,400	8,585,668
		70,826,847
Textiles, Apparel & Luxury Goods - 2.9%
Fossil, Inc. (a)	350,000	13,860,000
G-III Apparel Group Ltd. (a)	390,300	10,069,740
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	182,000	$ 9,443,980
Ted Baker PLC	907,621	7,594,441
		40,968,161
TOTAL CONSUMER DISCRETIONARY		255,412,810
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.4%
Susser Holdings Corp. (a)	548,452	6,586,909
Food Products - 1.7%
Calavo Growers, Inc. (d)	599,046	12,651,852
Smithfield Foods, Inc. (a)	790,000	11,257,500
		23,909,352
Personal Products - 0.9%
Inter Parfums, Inc.	737,000	12,860,650
TOTAL CONSUMER STAPLES		43,356,911
ENERGY - 2.4%
Energy Equipment & Services - 1.6%
Newpark Resources, Inc. (a)	1,525,000	12,184,750
T-3 Energy Services, Inc. (a)	445,000	11,285,200
		23,469,950
Oil, Gas & Consumable Fuels - 0.8%
EXCO Resources, Inc.	771,400	11,193,014
TOTAL ENERGY		34,662,964
FINANCIALS - 4.0%
Capital Markets - 0.9%
Fifth Street Finance Corp. (d)	465,000	5,049,900
optionsXpress Holdings, Inc. (a)	469,200	7,319,520
		12,369,420
Commercial Banks - 1.7%
CapitalSource, Inc.	1,295,000	6,967,100
FirstMerit Corp.	463,000	9,125,730
Huntington Bancshares, Inc.	1,496,100	9,066,366
		25,159,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	680,200	$ 9,570,414
Thrifts & Mortgage Finance - 0.7%
First Niagara Financial Group, Inc.	765,000	10,258,650
TOTAL FINANCIALS		57,357,680
HEALTH CARE - 20.6%
Biotechnology - 1.8%
Allos Therapeutics, Inc. (a)	875,000	4,217,500
PDL BioPharma, Inc.	1,860,000	11,569,200
Theravance, Inc. (a)(d)	409,000	6,057,290
ZIOPHARM Oncology, Inc. (a)(d)	860,000	3,216,400
		25,060,390
Health Care Equipment & Supplies - 4.1%
AGA Medical Holdings, Inc.	310,583	4,500,348
American Medical Systems Holdings, Inc. (a)	500,000	11,180,000
Integra LifeSciences Holdings Corp. (a)	337,400	12,190,262
Natus Medical, Inc. (a)	548,000	8,044,640
Orthofix International NV (a)	200,000	6,056,000
STRATEC Biomedical Systems AG	175,000	6,548,356
Wright Medical Group, Inc. (a)	670,000	10,458,700
		58,978,306
Health Care Providers & Services - 8.0%
Amedisys, Inc. (a)(d)	247,400	6,499,198
Catalyst Health Solutions, Inc. (a)	370,000	12,794,600
Centene Corp. (a)	395,000	8,417,450
Emergency Medical Services Corp. Class A (a)	273,000	12,214,020
Hanger Orthopedic Group, Inc. (a)	651,900	11,180,085
HealthSouth Corp. (a)	570,000	10,550,700
LHC Group, Inc. (a)	342,400	7,871,776
Providence Service Corp. (a)	393,800	5,670,720
PSS World Medical, Inc. (a)(d)	664,499	12,505,871
RehabCare Group, Inc. (a)	483,000	10,234,770
Synergy Health PLC	780,411	8,170,177
Team Health Holdings, Inc.	699,000	9,163,890
		115,273,257
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.7%
Computer Programs & Systems, Inc. (d)	305,800	$ 13,751,826
MedAssets, Inc. (a)	423,000	9,902,430
		23,654,256
Life Sciences Tools & Services - 3.5%
Bruker BioSciences Corp. (a)	965,000	12,709,050
ICON PLC sponsored ADR (a)	560,000	13,216,000
PerkinElmer, Inc.	745,000	14,497,700
QIAGEN NV (a)	551,000	10,314,720
		50,737,470
Pharmaceuticals - 1.5%
Ardea Biosciences, Inc. (a)(d)	209,263	4,174,797
Auxilium Pharmaceuticals, Inc. (a)(d)	148,935	3,359,974
Cadence Pharmaceuticals, Inc. (a)(d)	645,000	4,940,700
Hikma Pharmaceuticals PLC	785,000	8,815,349
		21,290,820
TOTAL HEALTH CARE		294,994,499
INDUSTRIALS - 18.5%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	220,000	11,292,600
Spirit AeroSystems Holdings, Inc. Class A (a)	651,400	13,255,990
Teledyne Technologies, Inc. (a)	257,000	10,544,710
Triumph Group, Inc.	199,000	15,104,100
		50,197,400
Building Products - 1.0%
Armstrong World Industries, Inc. (a)(d)	406,000	14,843,360
Commercial Services & Supplies - 3.4%
Prosegur Compania de Seguridad SA (Reg.)	273,000	13,424,883
Schawk, Inc. Class A	600,000	8,898,000
The Geo Group, Inc. (a)	653,000	14,091,740
Waste Connections, Inc. (a)	310,000	11,832,700
		48,247,323
Construction & Engineering - 2.6%
Foster Wheeler AG (a)	490,000	11,279,800
Granite Construction, Inc.	392,000	9,114,000
KBR, Inc.	450,000	10,071,000
Orion Marine Group, Inc. (a)	570,000	7,079,400
		37,544,200
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	257,100	$ 10,831,623
Regal-Beloit Corp.	208,000	12,652,640
Zumtobel AG	852,783	16,155,285
		39,639,548
Machinery - 1.8%
Blount International, Inc. (a)	640,000	6,816,000
Commercial Vehicle Group, Inc. (a)	1,064,273	11,973,071
OSG Corp.	600,000	6,630,026
		25,419,097
Professional Services - 0.5%
Diamond Management & Technology Consultants, Inc.	725,000	7,866,250
Road & Rail - 0.6%
Contrans Group, Inc. Class A	985,000	8,576,049
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (a)	569,000	9,707,140
Interline Brands, Inc. (a)	550,000	9,949,500
Rush Enterprises, Inc. Class A (a)	948,254	14,166,915
		33,823,555
TOTAL INDUSTRIALS		266,156,782
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 5.9%
Adtran, Inc.	510,200	16,112,116
CommScope, Inc. (a)	287,200	5,841,648
NETGEAR, Inc. (a)	681,392	16,353,406
Plantronics, Inc.	520,000	15,584,400
Polycom, Inc. (a)	505,000	14,988,400
Riverbed Technology, Inc. (a)	415,000	15,392,350
		84,272,320
Computers & Peripherals - 2.7%
Super Micro Computer, Inc. (a)	1,030,000	14,873,200
Synaptics, Inc. (a)(d)	370,000	11,581,000
Wincor Nixdorf AG	212,400	11,988,190
		38,442,390
Electronic Equipment & Components - 2.6%
Avnet, Inc. (a)	494,000	12,424,100
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)	815,000	$ 11,874,550
SYNNEX Corp. (a)	472,800	12,477,192
		36,775,842
Internet Software & Services - 5.1%
Art Technology Group, Inc. (a)	1,785,652	6,428,347
j2 Global Communications, Inc. (a)	607,500	14,294,475
Monster Worldwide, Inc. (a)(d)	675,880	9,273,074
Perficient, Inc. (a)(e)	1,548,502	13,394,542
Rackspace Hosting, Inc. (a)(d)	633,000	11,837,100
Sohu.com, Inc. (a)(d)	174,000	8,181,480
TelecityGroup PLC (a)	1,416,600	9,620,374
		73,029,392
IT Services - 3.3%
Datacash Group PLC	2,736,200	10,514,067
Heartland Payment Systems, Inc.	634,000	10,004,520
Online Resources Corp. (a)(e)	1,897,060	7,777,946
WNS Holdings Ltd. sponsored ADR (a)	574,657	5,148,927
Wright Express Corp. (a)	382,000	13,366,180
		46,811,640
Semiconductors & Semiconductor Equipment - 2.9%
Hittite Microwave Corp. (a)	148,821	6,839,813
Microsemi Corp. (a)	847,000	13,518,120
Roth & Rau AG (a)	357,200	11,825,138
Standard Microsystems Corp. (a)	458,000	10,085,160
		42,268,231
Software - 4.6%
Blackbaud, Inc.	446,059	10,567,138
Informatica Corp. (a)	381,000	11,479,530
Radiant Systems, Inc. (a)	895,000	12,717,950
Solera Holdings, Inc.	342,000	12,989,160
Taleo Corp. Class A (a)	481,039	11,833,559
TeleCommunication Systems, Inc. Class A (a)	2,000,000	7,180,000
		66,767,337
TOTAL INFORMATION TECHNOLOGY		388,367,152
MATERIALS - 1.3%
Chemicals - 0.6%
Solutia, Inc. (a)	647,000	9,129,170
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.7%
Commercial Metals Co.	635,100	$ 9,139,089
TOTAL MATERIALS		18,268,259
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)	1,172,000	7,336,720
TOTAL COMMON STOCKS (Cost $1,290,877,469)		1,365,913,777
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 0.24% (b)	69,466,459	69,466,459
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	67,877,077	67,877,077
TOTAL MONEY MARKET FUNDS (Cost $137,343,536)		137,343,536
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,428,221,005)		1,503,257,313
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(68,064,626)
NET ASSETS - 100%		$ 1,435,192,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 149,674
Fidelity Securities Lending Cash Central Fund	1,296,145
Total	$ 1,445,819
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Commercial Vehicle Group, Inc.	$ -	$ 9,035,246	$ 6,160,191	$ -	$ -
Online Resources Corp.	7,502,350	4,608,401	537,693	-	7,777,946
Perficient, Inc.	-	15,347,170	-	-	13,394,542
Town Sports International Holdings, Inc.	4,060,850	759,596	3,236,327	-	-
Total	$ 11,563,200	$ 29,750,413	$ 9,934,211	$ -	$ 21,172,488
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Germany	3.3%
United Kingdom	3.1%
Canada	2.1%
Austria	1.1%
Spain	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $193,259,144 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $66,419,896) - See accompanying schedule: Unaffiliated issuers (cost $1,264,897,501)	$ 1,344,741,289
Fidelity Central Funds (cost $137,343,536)	137,343,536
Other affiliated issuers (cost $25,979,968)	21,172,488
Total Investments (cost $1,428,221,005)		$ 1,503,257,313
Cash		315,767
Receivable for investments sold		13,654,738
Receivable for fund shares sold		2,171,959
Dividends receivable		292,550
Distributions receivable from Fidelity Central Funds		132,533
Other receivables		33,561
Total assets		1,519,858,421

Liabilities
Payable to custodian bank	$ 29,626
Payable for investments purchased	14,818,248
Payable for fund shares redeemed	742,277
Accrued management fee	742,220
Distribution fees payable	38,799
Other affiliated payables	356,239
Other payables and accrued expenses	61,248
Collateral on securities loaned, at value	67,877,077
Total liabilities		84,665,734

Net Assets		$ 1,435,192,687
Net Assets consist of:
Paid in capital		$ 1,560,322,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(200,164,970)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,034,722
Net Assets		$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($50,620,117 ÷ 3,999,164 shares)	$ 12.66

Maximum offering price per share (100/94.25 of $12.66)	$ 13.43
Class T: Net Asset Value and redemption price per share ($23,930,175 ÷ 1,904,460 shares)	$ 12.57

Maximum offering price per share (100/96.50 of $12.57)	$ 13.03
Class B: Net Asset Value and offering price per share ($5,141,694 ÷ 417,875 shares)A	$ 12.30

Class C: Net Asset Value and offering price per share ($18,091,241 ÷ 1,472,976 shares)A	$ 12.28

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,204,817,925 ÷ 94,067,973 shares)	$ 12.81

Class F: Net Asset Value, offering price and redemption price per share ($106,941,045 ÷ 8,320,712 shares)	$ 12.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,650,490 ÷ 1,999,058 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,668,648
Special dividends		1,409,998
Interest		77
Income from Fidelity Central Funds (including $1,296,145 from security lending)		1,445,819
Total income		10,524,542

Expenses
Management fee Basic fee	$ 9,613,711
Performance adjustment	303,437
Transfer agent fees	3,875,107
Distribution fees	458,801
Accounting and security lending fees	472,799
Custodian fees and expenses	60,299
Independent trustees' compensation	7,713
Registration fees	89,950
Audit	55,399
Legal	5,688
Miscellaneous	20,225
Total expenses before reductions	14,963,129
Expense reductions	(169,459)	14,793,670
Net investment income (loss)		(4,269,128)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,077,337
Other affiliated issuers	987,981
Foreign currency transactions	(28,960)
Capital gain distributions from Fidelity Central Funds	2,501
Total net realized gain (loss)		242,038,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,114,564)
Assets and liabilities in foreign currencies	(2,138)
Total change in net unrealized appreciation (depreciation)		(34,116,702)
Net gain (loss)		207,922,157
Net increase (decrease) in net assets resulting from operations		$ 203,653,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,269,128)	$ (4,212,561)
Net realized gain (loss)	242,038,859	(335,295,985)
Change in net unrealized appreciation (depreciation)	(34,116,702)	109,380,680
Net increase (decrease) in net assets resulting from operations	203,653,029	(230,127,866)
Share transactions - net increase (decrease)	46,578,163	89,233,558
Redemption fees	232,258	255,734
Total increase (decrease) in net assets	250,463,450	(140,638,574)

Net Assets
Beginning of period	1,184,729,237	1,325,367,811
End of period	$ 1,435,192,687	$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.06)	(.11)	(.12) G	(.10) H
Net realized and unrealized gain (loss)	1.94	(2.35)	(1.73)	3.39	.18
Total from investment operations	1.87	(2.41)	(1.84)	3.27	.08
Distributions from net realized gain	-	-	(1.02)	(.09)	(.16)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Total Return A, B	17.33%	(18.26)%	(12.26)%	25.52%	.70%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.33%	1.40%	1.44%	1.53%
Expenses net of fee waivers, if any	1.35%	1.33%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.34%	1.33%	1.39%	1.39%	1.35%
Net investment income (loss)	(.56)% F	(.64)%	(.74)%	(.80)% G	(.79)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,620	$ 40,211	$ 42,187	$ 33,588	$ 18,104
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.09)	(.15)	(.16) G	(.14) H
Net realized and unrealized gain (loss)	1.93	(2.34)	(1.73)	3.38	.19
Total from investment operations	1.83	(2.43)	(1.88)	3.22	.05
Distributions from net realized gain	-	-	(.96)	(.07)	(.13)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Total Return A, B	17.04%	(18.45)%	(12.50)%	25.18%	.48%
Ratios to Average Net Assets D, I
Expenses before reductions	1.61%	1.60%	1.65%	1.67%	1.73%
Expenses net of fee waivers, if any	1.61%	1.60%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.59%	1.65%	1.65%	1.60%
Net investment income (loss)	(.82)% F	(.91)%	(.99)%	(1.05)% G	(1.04)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,930	$ 21,533	$ 21,754	$ 26,419	$ 19,205
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.33)	(1.71)	3.36	.19
Total from investment operations	1.73	(2.46)	(1.93)	3.13	(.01)
Distributions from net realized gain	-	-	(.89)	(.06)	(.09)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Total Return A, B	16.37%	(18.88)%	(12.92)%	24.57%	(.03)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.28%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.08%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,142	$ 4,171	$ 5,517	$ 6,242	$ 5,191
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.32)	(1.71)	3.36	.18
Total from investment operations	1.73	(2.45)	(1.93)	3.13	(.02)
Distributions from net realized gain	-	-	(.91)	(.06)	(.10)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Total Return A, B	16.40%	(18.85)%	(12.94)%	24.59%	(.08)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.25%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.07%	2.14%	2.14%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,091	$ 14,267	$ 15,946	$ 22,348	$ 14,682
Portfolio turnover rateE	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Income from Investment Operations
Net investment income (loss) B	(.04) E	(.04)	(.07)	(.08) F	(.07) G
Net realized and unrealized gain (loss)	1.96	(2.36)	(1.74)	3.40	.19
Total from investment operations	1.92	(2.40)	(1.81)	3.32	.12
Distributions from net realized gain	-	-	(1.05)	(.10)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Total Return A	17.63%	(18.06)%	(11.98)%	25.84%	1.01%
Ratios to Average Net Assets C, H
Expenses before reductions	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.08%	1.10%	1.09%	1.08%
Net investment income (loss)	(.29)% E	(.39)%	(.45)%	(.50)% F	(.52)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	- G, K	(.01)
Net realized and unrealized gain (loss)	1.95	.88 H
Total from investment operations	1.95	.87
Redemption fees added to paid in capital D, K	-	-
Net asset value, end of period	$ 12.85	$ 10.90
Total Return B, C	17.89%	8.67%
Ratios to Average Net Assets E, J
Expenses before reductions	.78%	.74% A
Expenses net of fee waivers, if any	.78%	.74% A
Expenses net of all reductions	.77%	.73% A
Net investment income (loss)	-% G, L	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,941	$ 159
Portfolio turnover rate F	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03)	(.06)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	1.95	(2.36)	(1.74)	3.41	.19
Total from investment operations	1.92	(2.39)	(1.80)	3.34	.12
Distributions from net realized gain	-	-	(1.05)	(.11)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Total Return A	17.60%	(17.97)%	(11.93)%	25.99%	.97%
Ratios to Average Net Assets C, H
Expenses before reductions	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of fee waivers, if any	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of all reductions	1.02%	1.04%	1.03%	1.05%	1.05%
Net investment income (loss)	(.24)% E	(.36)%	(.38)%	(.46)% F	(.49)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,650	$ 19,204	$ 22,444	$ 18,671	$ 14,233
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

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3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,655,477
Gross unrealized depreciation	(101,524,996)
Net unrealized appreciation (depreciation)	$ 68,130,481

Tax Cost	$ 1,435,126,832

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (193,259,144)
Net unrealized appreciation (depreciation)	$ 68,128,895

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,359,919,734 and $1,335,378,288, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 117,878	$ 2,297
Class T	.25%	.25%	118,478	-
Class B	.75%	.25%	49,164	36,913
Class C	.75%	.25%	173,281	40,211
			$ 458,801	$ 79,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,622
Class T	6,101
Class B*	8,154
Class C*	2,438
$ 44,315

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 150,515.32
Class T	77,623.33
Class B	15,920.32
Class C	56,034.32
Small Cap Growth	3,522,221.29
Institutional Class	52,794.24
	$ 3,875,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,958 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,294 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

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7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	1,755,238	1,768,538	$ 21,749,463	$ 16,919,128
Shares redeemed	(1,481,231)	(1,239,291)	(17,861,442)	(11,138,983)
Net increase (decrease)	274,007	529,247	$ 3,888,021	$ 5,780,145
Class T
Shares sold	492,575	1,485,602	$ 6,056,365	$ 12,842,623
Shares redeemed	(592,408)	(1,132,759)	(7,232,100)	(9,596,209)
Net increase (decrease)	(99,833)	352,843	$ (1,175,735)	$ 3,246,414
Class B
Shares sold	117,304	116,072	$ 1,414,923	$ 1,042,949
Shares redeemed	(93,928)	(145,097)	(1,126,513)	(1,355,668)
Net increase (decrease)	23,376	(29,025)	$ 288,410	$ (312,719)

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

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Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class C
Shares sold	479,633	604,934	$ 5,791,649	$ 5,793,290
Shares redeemed	(358,550)	(479,386)	(4,319,904)	(4,290,700)
Net increase (decrease)	121,083	125,548	$ 1,471,745	$ 1,502,590
Small Cap Growth
Shares sold	22,893,960	30,718,046	$ 285,679,819	$ 287,281,815
Shares redeemed	(28,450,958)	(22,726,319)	(351,525,118)	(209,407,815)
Net increase (decrease)	(5,556,998)	7,991,727	$ (65,845,299)	$ 77,874,000
Class F
Shares sold	8,663,528	14,590	$ 109,176,128	$ 145,457
Shares redeemed	(357,394)	(12)	(4,690,130)	(113)
Net increase (decrease)	8,306,134	14,578	$ 104,485,998	$ 145,344
Institutional Class
Shares sold	1,109,901	802,152	$ 14,013,757	$ 7,245,594
Shares redeemed	(871,545)	(728,847)	(10,548,734)	(6,247,810)
Net increase (decrease)	238,356	73,305	$ 3,465,023	$ 997,784

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

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Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

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Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Name, Age; Principal Occupation
John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, the retail class, and Class F ranked below its competitive median for the period, the total expenses of Class C ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operating Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCP-F-ANN-0910
1.891906.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B,
and Class C are classes
of Fidelity® Small Cap
Growth Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	10.58%	0.05%	4.65%
Class T (incl. 3.50% sales charge)	12.94%	0.27%	4.83%
Class B (incl. contingent deferred sales charge) B	11.37%	0.09%	4.78%
Class C (incl. contingent deferred sales charge) C	15.40%	0.47%	4.93%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past five years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: For the 12 months ending July 31, 2010, the fund's Class A, Class T, Class B and Class C shares rose 17.33%, 17.04%, 16.37% and 16.40%, respectively (excluding sales charges), compared with 16.71% for the Russell 2000 Growth Index. Stock selection was a big plus overall, especially in the industrials and consumer discretionary sectors. Within information technology, the fund saw success from its hardware/equipment positions, though several software/services names lagged - most notably, network communications systems company TeleCommunication Systems and Internet banking and billing services provider Online Resources. Favorable sector allocation helped, especially overweighting industrials and underweighting the weak-performing pharmaceuticals industry. Having a smaller relative weighting in the consumer discretionary sector, however, took away some of this positive impact. A stronger dollar overall hampered the performance of the fund's foreign stocks. The fund's top individual contributor was Commercial Vehicle Group, which makes parts for the cabs of large trucks. As optimism about the economy and, with it, the trucking industry grew, Commercial Vehicle's share price rose off an extremely low level. Brookdale Senior Living, an operator of assisted-living and retirement communities, also did well, as did hotel and timeshare property owner Wyndham Worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.31%
Actual		$ 1,000.00	$ 1,062.10	$ 6.70
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.57%
Actual		$ 1,000.00	$ 1,060.80	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.01	$ 7.85
Class B	2.07%
Actual		$ 1,000.00	$ 1,057.60	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Class C	2.07%
Actual		$ 1,000.00	$ 1,057.70	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Small Cap Growth	1.03%
Actual		$ 1,000.00	$ 1,064.00	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class F	.78%
Actual		$ 1,000.00	$ 1,064.60	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,063.80	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NETGEAR, Inc.	1.1	0.0
Zumtobel AG	1.1	0.0
Adtran, Inc.	1.1	0.8
Wyndham Worldwide Corp.	1.1	0.7
Plantronics, Inc.	1.1	1.2
Riverbed Technology, Inc.	1.1	1.4
Triumph Group, Inc.	1.1	0.0
Polycom, Inc.	1.1	0.6
Super Micro Computer, Inc.	1.1	1.0
Armstrong World Industries, Inc.	1.0	0.7
	10.9
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.1	23.0
Health Care	20.6	23.3
Industrials	18.5	18.7
Consumer Discretionary	17.8	14.9
Financials	4.0	3.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 95.2%		Stocks 93.5%
	Short-Term Investments and Net Other Assets 4.8%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	16.2%	** Foreign investments	15.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.4%
ElringKlinger AG	285,000	$ 7,661,254
Modine Manufacturing Co. (a)	1,254,000	12,728,100
		20,389,354
Distributors - 0.7%
Delticom AG	181,910	9,280,982
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	248,000	10,542,480
Hotels, Restaurants & Leisure - 3.7%
Aristocrat Leisure Ltd.	2,735,000	8,389,453
BJ's Restaurants, Inc. (a)	320,000	8,160,000
Life Time Fitness, Inc. (a)(d)	203,000	7,381,080
Toridoll Corp. (d)	3,250	5,949,089
WMS Industries, Inc. (a)	194,750	7,499,823
Wyndham Worldwide Corp.	622,000	15,879,660
		53,259,105
Household Durables - 2.8%
Dorel Industries, Inc. Class B (sub. vtg.)	321,550	10,876,301
Harman International Industries, Inc. (a)	350,000	10,643,500
Hooker Furniture Corp.	510,101	6,029,394
Tempur-Pedic International, Inc. (a)	399,000	12,237,330
		39,786,525
Multiline Retail - 0.7%
Dollarama, Inc.	415,000	10,359,356
Specialty Retail - 4.9%
Casual Male Retail Group, Inc. (a)	1,749,978	6,054,924
Citi Trends, Inc. (a)	300,000	9,417,000
DSW, Inc. Class A (a)(d)	425,000	11,309,250
hhgregg, Inc. (a)(d)	490,000	9,942,100
Jos. A. Bank Clothiers, Inc. (a)(d)	125,000	7,335,000
Sally Beauty Holdings, Inc. (a)	901,000	8,523,460
Shoe Carnival, Inc. (a)	458,881	9,659,445
Signet Jewelers Ltd. (a)	288,400	8,585,668
		70,826,847
Textiles, Apparel & Luxury Goods - 2.9%
Fossil, Inc. (a)	350,000	13,860,000
G-III Apparel Group Ltd. (a)	390,300	10,069,740
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	182,000	$ 9,443,980
Ted Baker PLC	907,621	7,594,441
		40,968,161
TOTAL CONSUMER DISCRETIONARY		255,412,810
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.4%
Susser Holdings Corp. (a)	548,452	6,586,909
Food Products - 1.7%
Calavo Growers, Inc. (d)	599,046	12,651,852
Smithfield Foods, Inc. (a)	790,000	11,257,500
		23,909,352
Personal Products - 0.9%
Inter Parfums, Inc.	737,000	12,860,650
TOTAL CONSUMER STAPLES		43,356,911
ENERGY - 2.4%
Energy Equipment & Services - 1.6%
Newpark Resources, Inc. (a)	1,525,000	12,184,750
T-3 Energy Services, Inc. (a)	445,000	11,285,200
		23,469,950
Oil, Gas & Consumable Fuels - 0.8%
EXCO Resources, Inc.	771,400	11,193,014
TOTAL ENERGY		34,662,964
FINANCIALS - 4.0%
Capital Markets - 0.9%
Fifth Street Finance Corp. (d)	465,000	5,049,900
optionsXpress Holdings, Inc. (a)	469,200	7,319,520
		12,369,420
Commercial Banks - 1.7%
CapitalSource, Inc.	1,295,000	6,967,100
FirstMerit Corp.	463,000	9,125,730
Huntington Bancshares, Inc.	1,496,100	9,066,366
		25,159,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	680,200	$ 9,570,414
Thrifts & Mortgage Finance - 0.7%
First Niagara Financial Group, Inc.	765,000	10,258,650
TOTAL FINANCIALS		57,357,680
HEALTH CARE - 20.6%
Biotechnology - 1.8%
Allos Therapeutics, Inc. (a)	875,000	4,217,500
PDL BioPharma, Inc.	1,860,000	11,569,200
Theravance, Inc. (a)(d)	409,000	6,057,290
ZIOPHARM Oncology, Inc. (a)(d)	860,000	3,216,400
		25,060,390
Health Care Equipment & Supplies - 4.1%
AGA Medical Holdings, Inc.	310,583	4,500,348
American Medical Systems Holdings, Inc. (a)	500,000	11,180,000
Integra LifeSciences Holdings Corp. (a)	337,400	12,190,262
Natus Medical, Inc. (a)	548,000	8,044,640
Orthofix International NV (a)	200,000	6,056,000
STRATEC Biomedical Systems AG	175,000	6,548,356
Wright Medical Group, Inc. (a)	670,000	10,458,700
		58,978,306
Health Care Providers & Services - 8.0%
Amedisys, Inc. (a)(d)	247,400	6,499,198
Catalyst Health Solutions, Inc. (a)	370,000	12,794,600
Centene Corp. (a)	395,000	8,417,450
Emergency Medical Services Corp. Class A (a)	273,000	12,214,020
Hanger Orthopedic Group, Inc. (a)	651,900	11,180,085
HealthSouth Corp. (a)	570,000	10,550,700
LHC Group, Inc. (a)	342,400	7,871,776
Providence Service Corp. (a)	393,800	5,670,720
PSS World Medical, Inc. (a)(d)	664,499	12,505,871
RehabCare Group, Inc. (a)	483,000	10,234,770
Synergy Health PLC	780,411	8,170,177
Team Health Holdings, Inc.	699,000	9,163,890
		115,273,257
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.7%
Computer Programs & Systems, Inc. (d)	305,800	$ 13,751,826
MedAssets, Inc. (a)	423,000	9,902,430
		23,654,256
Life Sciences Tools & Services - 3.5%
Bruker BioSciences Corp. (a)	965,000	12,709,050
ICON PLC sponsored ADR (a)	560,000	13,216,000
PerkinElmer, Inc.	745,000	14,497,700
QIAGEN NV (a)	551,000	10,314,720
		50,737,470
Pharmaceuticals - 1.5%
Ardea Biosciences, Inc. (a)(d)	209,263	4,174,797
Auxilium Pharmaceuticals, Inc. (a)(d)	148,935	3,359,974
Cadence Pharmaceuticals, Inc. (a)(d)	645,000	4,940,700
Hikma Pharmaceuticals PLC	785,000	8,815,349
		21,290,820
TOTAL HEALTH CARE		294,994,499
INDUSTRIALS - 18.5%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	220,000	11,292,600
Spirit AeroSystems Holdings, Inc. Class A (a)	651,400	13,255,990
Teledyne Technologies, Inc. (a)	257,000	10,544,710
Triumph Group, Inc.	199,000	15,104,100
		50,197,400
Building Products - 1.0%
Armstrong World Industries, Inc. (a)(d)	406,000	14,843,360
Commercial Services & Supplies - 3.4%
Prosegur Compania de Seguridad SA (Reg.)	273,000	13,424,883
Schawk, Inc. Class A	600,000	8,898,000
The Geo Group, Inc. (a)	653,000	14,091,740
Waste Connections, Inc. (a)	310,000	11,832,700
		48,247,323
Construction & Engineering - 2.6%
Foster Wheeler AG (a)	490,000	11,279,800
Granite Construction, Inc.	392,000	9,114,000
KBR, Inc.	450,000	10,071,000
Orion Marine Group, Inc. (a)	570,000	7,079,400
		37,544,200
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	257,100	$ 10,831,623
Regal-Beloit Corp.	208,000	12,652,640
Zumtobel AG	852,783	16,155,285
		39,639,548
Machinery - 1.8%
Blount International, Inc. (a)	640,000	6,816,000
Commercial Vehicle Group, Inc. (a)	1,064,273	11,973,071
OSG Corp.	600,000	6,630,026
		25,419,097
Professional Services - 0.5%
Diamond Management & Technology Consultants, Inc.	725,000	7,866,250
Road & Rail - 0.6%
Contrans Group, Inc. Class A	985,000	8,576,049
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (a)	569,000	9,707,140
Interline Brands, Inc. (a)	550,000	9,949,500
Rush Enterprises, Inc. Class A (a)	948,254	14,166,915
		33,823,555
TOTAL INDUSTRIALS		266,156,782
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 5.9%
Adtran, Inc.	510,200	16,112,116
CommScope, Inc. (a)	287,200	5,841,648
NETGEAR, Inc. (a)	681,392	16,353,406
Plantronics, Inc.	520,000	15,584,400
Polycom, Inc. (a)	505,000	14,988,400
Riverbed Technology, Inc. (a)	415,000	15,392,350
		84,272,320
Computers & Peripherals - 2.7%
Super Micro Computer, Inc. (a)	1,030,000	14,873,200
Synaptics, Inc. (a)(d)	370,000	11,581,000
Wincor Nixdorf AG	212,400	11,988,190
		38,442,390
Electronic Equipment & Components - 2.6%
Avnet, Inc. (a)	494,000	12,424,100
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)	815,000	$ 11,874,550
SYNNEX Corp. (a)	472,800	12,477,192
		36,775,842
Internet Software & Services - 5.1%
Art Technology Group, Inc. (a)	1,785,652	6,428,347
j2 Global Communications, Inc. (a)	607,500	14,294,475
Monster Worldwide, Inc. (a)(d)	675,880	9,273,074
Perficient, Inc. (a)(e)	1,548,502	13,394,542
Rackspace Hosting, Inc. (a)(d)	633,000	11,837,100
Sohu.com, Inc. (a)(d)	174,000	8,181,480
TelecityGroup PLC (a)	1,416,600	9,620,374
		73,029,392
IT Services - 3.3%
Datacash Group PLC	2,736,200	10,514,067
Heartland Payment Systems, Inc.	634,000	10,004,520
Online Resources Corp. (a)(e)	1,897,060	7,777,946
WNS Holdings Ltd. sponsored ADR (a)	574,657	5,148,927
Wright Express Corp. (a)	382,000	13,366,180
		46,811,640
Semiconductors & Semiconductor Equipment - 2.9%
Hittite Microwave Corp. (a)	148,821	6,839,813
Microsemi Corp. (a)	847,000	13,518,120
Roth & Rau AG (a)	357,200	11,825,138
Standard Microsystems Corp. (a)	458,000	10,085,160
		42,268,231
Software - 4.6%
Blackbaud, Inc.	446,059	10,567,138
Informatica Corp. (a)	381,000	11,479,530
Radiant Systems, Inc. (a)	895,000	12,717,950
Solera Holdings, Inc.	342,000	12,989,160
Taleo Corp. Class A (a)	481,039	11,833,559
TeleCommunication Systems, Inc. Class A (a)	2,000,000	7,180,000
		66,767,337
TOTAL INFORMATION TECHNOLOGY		388,367,152
MATERIALS - 1.3%
Chemicals - 0.6%
Solutia, Inc. (a)	647,000	9,129,170
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.7%
Commercial Metals Co.	635,100	$ 9,139,089
TOTAL MATERIALS		18,268,259
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)	1,172,000	7,336,720
TOTAL COMMON STOCKS (Cost $1,290,877,469)		1,365,913,777
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 0.24% (b)	69,466,459	69,466,459
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	67,877,077	67,877,077
TOTAL MONEY MARKET FUNDS (Cost $137,343,536)		137,343,536
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,428,221,005)		1,503,257,313
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(68,064,626)
NET ASSETS - 100%		$ 1,435,192,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 149,674
Fidelity Securities Lending Cash Central Fund	1,296,145
Total	$ 1,445,819
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Commercial Vehicle Group, Inc.	$ -	$ 9,035,246	$ 6,160,191	$ -	$ -
Online Resources Corp.	7,502,350	4,608,401	537,693	-	7,777,946
Perficient, Inc.	-	15,347,170	-	-	13,394,542
Town Sports International Holdings, Inc.	4,060,850	759,596	3,236,327	-	-
Total	$ 11,563,200	$ 29,750,413	$ 9,934,211	$ -	$ 21,172,488
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Germany	3.3%
United Kingdom	3.1%
Canada	2.1%
Austria	1.1%
Spain	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $193,259,144 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $66,419,896) - See accompanying schedule: Unaffiliated issuers (cost $1,264,897,501)	$ 1,344,741,289
Fidelity Central Funds (cost $137,343,536)	137,343,536
Other affiliated issuers (cost $25,979,968)	21,172,488
Total Investments (cost $1,428,221,005)		$ 1,503,257,313
Cash		315,767
Receivable for investments sold		13,654,738
Receivable for fund shares sold		2,171,959
Dividends receivable		292,550
Distributions receivable from Fidelity Central Funds		132,533
Other receivables		33,561
Total assets		1,519,858,421

Liabilities
Payable to custodian bank	$ 29,626
Payable for investments purchased	14,818,248
Payable for fund shares redeemed	742,277
Accrued management fee	742,220
Distribution fees payable	38,799
Other affiliated payables	356,239
Other payables and accrued expenses	61,248
Collateral on securities loaned, at value	67,877,077
Total liabilities		84,665,734

Net Assets		$ 1,435,192,687
Net Assets consist of:
Paid in capital		$ 1,560,322,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(200,164,970)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,034,722
Net Assets		$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($50,620,117 ÷ 3,999,164 shares)	$ 12.66

Maximum offering price per share (100/94.25 of $12.66)	$ 13.43
Class T: Net Asset Value and redemption price per share ($23,930,175 ÷ 1,904,460 shares)	$ 12.57

Maximum offering price per share (100/96.50 of $12.57)	$ 13.03
Class B: Net Asset Value and offering price per share ($5,141,694 ÷ 417,875 shares)A	$ 12.30

Class C: Net Asset Value and offering price per share ($18,091,241 ÷ 1,472,976 shares)A	$ 12.28

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,204,817,925 ÷ 94,067,973 shares)	$ 12.81

Class F: Net Asset Value, offering price and redemption price per share ($106,941,045 ÷ 8,320,712 shares)	$ 12.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,650,490 ÷ 1,999,058 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,668,648
Special dividends		1,409,998
Interest		77
Income from Fidelity Central Funds (including $1,296,145 from security lending)		1,445,819
Total income		10,524,542

Expenses
Management fee Basic fee	$ 9,613,711
Performance adjustment	303,437
Transfer agent fees	3,875,107
Distribution fees	458,801
Accounting and security lending fees	472,799
Custodian fees and expenses	60,299
Independent trustees' compensation	7,713
Registration fees	89,950
Audit	55,399
Legal	5,688
Miscellaneous	20,225
Total expenses before reductions	14,963,129
Expense reductions	(169,459)	14,793,670
Net investment income (loss)		(4,269,128)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,077,337
Other affiliated issuers	987,981
Foreign currency transactions	(28,960)
Capital gain distributions from Fidelity Central Funds	2,501
Total net realized gain (loss)		242,038,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,114,564)
Assets and liabilities in foreign currencies	(2,138)
Total change in net unrealized appreciation (depreciation)		(34,116,702)
Net gain (loss)		207,922,157
Net increase (decrease) in net assets resulting from operations		$ 203,653,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,269,128)	$ (4,212,561)
Net realized gain (loss)	242,038,859	(335,295,985)
Change in net unrealized appreciation (depreciation)	(34,116,702)	109,380,680
Net increase (decrease) in net assets resulting from operations	203,653,029	(230,127,866)
Share transactions - net increase (decrease)	46,578,163	89,233,558
Redemption fees	232,258	255,734
Total increase (decrease) in net assets	250,463,450	(140,638,574)

Net Assets
Beginning of period	1,184,729,237	1,325,367,811
End of period	$ 1,435,192,687	$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.06)	(.11)	(.12) G	(.10) H
Net realized and unrealized gain (loss)	1.94	(2.35)	(1.73)	3.39	.18
Total from investment operations	1.87	(2.41)	(1.84)	3.27	.08
Distributions from net realized gain	-	-	(1.02)	(.09)	(.16)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Total Return A, B	17.33%	(18.26)%	(12.26)%	25.52%	.70%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.33%	1.40%	1.44%	1.53%
Expenses net of fee waivers, if any	1.35%	1.33%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.34%	1.33%	1.39%	1.39%	1.35%
Net investment income (loss)	(.56)% F	(.64)%	(.74)%	(.80)% G	(.79)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,620	$ 40,211	$ 42,187	$ 33,588	$ 18,104
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.09)	(.15)	(.16) G	(.14) H
Net realized and unrealized gain (loss)	1.93	(2.34)	(1.73)	3.38	.19
Total from investment operations	1.83	(2.43)	(1.88)	3.22	.05
Distributions from net realized gain	-	-	(.96)	(.07)	(.13)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Total Return A, B	17.04%	(18.45)%	(12.50)%	25.18%	.48%
Ratios to Average Net Assets D, I
Expenses before reductions	1.61%	1.60%	1.65%	1.67%	1.73%
Expenses net of fee waivers, if any	1.61%	1.60%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.59%	1.65%	1.65%	1.60%
Net investment income (loss)	(.82)% F	(.91)%	(.99)%	(1.05)% G	(1.04)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,930	$ 21,533	$ 21,754	$ 26,419	$ 19,205
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.33)	(1.71)	3.36	.19
Total from investment operations	1.73	(2.46)	(1.93)	3.13	(.01)
Distributions from net realized gain	-	-	(.89)	(.06)	(.09)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Total Return A, B	16.37%	(18.88)%	(12.92)%	24.57%	(.03)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.28%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.08%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,142	$ 4,171	$ 5,517	$ 6,242	$ 5,191
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.32)	(1.71)	3.36	.18
Total from investment operations	1.73	(2.45)	(1.93)	3.13	(.02)
Distributions from net realized gain	-	-	(.91)	(.06)	(.10)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Total Return A, B	16.40%	(18.85)%	(12.94)%	24.59%	(.08)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.25%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.07%	2.14%	2.14%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,091	$ 14,267	$ 15,946	$ 22,348	$ 14,682
Portfolio turnover rateE	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Income from Investment Operations
Net investment income (loss) B	(.04) E	(.04)	(.07)	(.08) F	(.07) G
Net realized and unrealized gain (loss)	1.96	(2.36)	(1.74)	3.40	.19
Total from investment operations	1.92	(2.40)	(1.81)	3.32	.12
Distributions from net realized gain	-	-	(1.05)	(.10)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Total Return A	17.63%	(18.06)%	(11.98)%	25.84%	1.01%
Ratios to Average Net Assets C, H
Expenses before reductions	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.08%	1.10%	1.09%	1.08%
Net investment income (loss)	(.29)% E	(.39)%	(.45)%	(.50)% F	(.52)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	- G, K	(.01)
Net realized and unrealized gain (loss)	1.95	.88 H
Total from investment operations	1.95	.87
Redemption fees added to paid in capital D, K	-	-
Net asset value, end of period	$ 12.85	$ 10.90
Total Return B, C	17.89%	8.67%
Ratios to Average Net Assets E, J
Expenses before reductions	.78%	.74% A
Expenses net of fee waivers, if any	.78%	.74% A
Expenses net of all reductions	.77%	.73% A
Net investment income (loss)	-% G, L	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,941	$ 159
Portfolio turnover rate F	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03)	(.06)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	1.95	(2.36)	(1.74)	3.41	.19
Total from investment operations	1.92	(2.39)	(1.80)	3.34	.12
Distributions from net realized gain	-	-	(1.05)	(.11)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Total Return A	17.60%	(17.97)%	(11.93)%	25.99%	.97%
Ratios to Average Net Assets C, H
Expenses before reductions	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of fee waivers, if any	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of all reductions	1.02%	1.04%	1.03%	1.05%	1.05%
Net investment income (loss)	(.24)% E	(.36)%	(.38)%	(.46)% F	(.49)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,650	$ 19,204	$ 22,444	$ 18,671	$ 14,233
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,655,477
Gross unrealized depreciation	(101,524,996)
Net unrealized appreciation (depreciation)	$ 68,130,481

Tax Cost	$ 1,435,126,832

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (193,259,144)
Net unrealized appreciation (depreciation)	$ 68,128,895

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,359,919,734 and $1,335,378,288, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 117,878	$ 2,297
Class T	.25%	.25%	118,478	-
Class B	.75%	.25%	49,164	36,913
Class C	.75%	.25%	173,281	40,211
			$ 458,801	$ 79,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,622
Class T	6,101
Class B*	8,154
Class C*	2,438
$ 44,315

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 150,515.32
Class T	77,623.33
Class B	15,920.32
Class C	56,034.32
Small Cap Growth	3,522,221.29
Institutional Class	52,794.24
	$ 3,875,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,958 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,294 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	1,755,238	1,768,538	$ 21,749,463	$ 16,919,128
Shares redeemed	(1,481,231)	(1,239,291)	(17,861,442)	(11,138,983)
Net increase (decrease)	274,007	529,247	$ 3,888,021	$ 5,780,145
Class T
Shares sold	492,575	1,485,602	$ 6,056,365	$ 12,842,623
Shares redeemed	(592,408)	(1,132,759)	(7,232,100)	(9,596,209)
Net increase (decrease)	(99,833)	352,843	$ (1,175,735)	$ 3,246,414
Class B
Shares sold	117,304	116,072	$ 1,414,923	$ 1,042,949
Shares redeemed	(93,928)	(145,097)	(1,126,513)	(1,355,668)
Net increase (decrease)	23,376	(29,025)	$ 288,410	$ (312,719)

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class C
Shares sold	479,633	604,934	$ 5,791,649	$ 5,793,290
Shares redeemed	(358,550)	(479,386)	(4,319,904)	(4,290,700)
Net increase (decrease)	121,083	125,548	$ 1,471,745	$ 1,502,590
Small Cap Growth
Shares sold	22,893,960	30,718,046	$ 285,679,819	$ 287,281,815
Shares redeemed	(28,450,958)	(22,726,319)	(351,525,118)	(209,407,815)
Net increase (decrease)	(5,556,998)	7,991,727	$ (65,845,299)	$ 77,874,000
Class F
Shares sold	8,663,528	14,590	$ 109,176,128	$ 145,457
Shares redeemed	(357,394)	(12)	(4,690,130)	(113)
Net increase (decrease)	8,306,134	14,578	$ 104,485,998	$ 145,344
Institutional Class
Shares sold	1,109,901	802,152	$ 14,013,757	$ 7,245,594
Shares redeemed	(871,545)	(728,847)	(10,548,734)	(6,247,810)
Net increase (decrease)	238,356	73,305	$ 3,465,023	$ 997,784

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008- present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, the retail class, and Class F ranked below its competitive median for the period, the total expenses of Class C ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCP-UANN-0910
1.803713.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Growth

Fund - Institutional Class

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Growth
Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Institutional Class	17.60%	1.57%	6.06%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Growth Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Fidelity Advisor Small Cap Growth Fund - Inst. CL
Russell 2000 Growth Index
19,000
17,500
15,000
12,500
10,000
9,000
8,000
$ 7,000
$14,017
$11,971
2005
2006
2007
2008
2009
2010

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Lionel Harris, Portfolio Manager of Fidelity Advisor Small Cap Growth Fund: For the 12 months ending July 31, 2010, the fund's Institutional Class shares rose 17.60%, compared with 16.71% for the Russell 2000 Growth Index. Stock selection was a big plus overall, especially in the industrials and consumer discretionary sectors. Within information technology, the fund saw success from its hardware/equipment positions, though several software/services names lagged - most notably, network communications systems company TeleCommunication Systems and Internet banking and billing services provider Online Resources. Favorable sector allocation helped, especially overweighting industrials and underweighting the weak-performing pharmaceuticals industry. Having a smaller relative weighting in the consumer discretionary sector, however, took away some of this positive impact. A stronger dollar overall hampered the performance of the fund's foreign stocks. The fund's top individual contributor was Commercial Vehicle Group, which makes parts for the cabs of large trucks. As optimism about the economy and, with it, the trucking industry grew, Commercial Vehicle's share price rose off an extremely low level. Brookdale Senior Living, an operator of assisted-living and retirement communities, also did well, as did hotel and timeshare property owner Wyndham Worldwide.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.31%
Actual		$ 1,000.00	$ 1,062.10	$ 6.70
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.56
Class T	1.57%
Actual		$ 1,000.00	$ 1,060.80	$ 8.02
HypotheticalA		$ 1,000.00	$ 1,017.01	$ 7.85
Class B	2.07%
Actual		$ 1,000.00	$ 1,057.60	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Class C	2.07%
Actual		$ 1,000.00	$ 1,057.70	$ 10.56
HypotheticalA		$ 1,000.00	$ 1,014.53	$ 10.34
Small Cap Growth	1.03%
Actual		$ 1,000.00	$ 1,064.00	$ 5.27
HypotheticalA		$ 1,000.00	$ 1,019.69	$ 5.16
Class F	.78%
Actual		$ 1,000.00	$ 1,064.60	$ 3.99
HypotheticalA		$ 1,000.00	$ 1,020.93	$ 3.91
Institutional Class	.99%
Actual		$ 1,000.00	$ 1,063.80	$ 5.07
HypotheticalA		$ 1,000.00	$ 1,019.89	$ 4.96

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
NETGEAR, Inc.	1.1	0.0
Zumtobel AG	1.1	0.0
Adtran, Inc.	1.1	0.8
Wyndham Worldwide Corp.	1.1	0.7
Plantronics, Inc.	1.1	1.2
Riverbed Technology, Inc.	1.1	1.4
Triumph Group, Inc.	1.1	0.0
Polycom, Inc.	1.1	0.6
Super Micro Computer, Inc.	1.1	1.0
Armstrong World Industries, Inc.	1.0	0.7
	10.9
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.1	23.0
Health Care	20.6	23.3
Industrials	18.5	18.7
Consumer Discretionary	17.8	14.9
Financials	4.0	3.5
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 95.2%		Stocks 93.5%
	Short-Term Investments and Net Other Assets 4.8%		Short-Term Investments and Net Other Assets 6.5%
* Foreign investments	16.2%	** Foreign investments	15.1%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 95.2%
	Shares	Value
CONSUMER DISCRETIONARY - 17.8%
Auto Components - 1.4%
ElringKlinger AG	285,000	$ 7,661,254
Modine Manufacturing Co. (a)	1,254,000	12,728,100
		20,389,354
Distributors - 0.7%
Delticom AG	181,910	9,280,982
Diversified Consumer Services - 0.7%
Steiner Leisure Ltd. (a)	248,000	10,542,480
Hotels, Restaurants & Leisure - 3.7%
Aristocrat Leisure Ltd.	2,735,000	8,389,453
BJ's Restaurants, Inc. (a)	320,000	8,160,000
Life Time Fitness, Inc. (a)(d)	203,000	7,381,080
Toridoll Corp. (d)	3,250	5,949,089
WMS Industries, Inc. (a)	194,750	7,499,823
Wyndham Worldwide Corp.	622,000	15,879,660
		53,259,105
Household Durables - 2.8%
Dorel Industries, Inc. Class B (sub. vtg.)	321,550	10,876,301
Harman International Industries, Inc. (a)	350,000	10,643,500
Hooker Furniture Corp.	510,101	6,029,394
Tempur-Pedic International, Inc. (a)	399,000	12,237,330
		39,786,525
Multiline Retail - 0.7%
Dollarama, Inc.	415,000	10,359,356
Specialty Retail - 4.9%
Casual Male Retail Group, Inc. (a)	1,749,978	6,054,924
Citi Trends, Inc. (a)	300,000	9,417,000
DSW, Inc. Class A (a)(d)	425,000	11,309,250
hhgregg, Inc. (a)(d)	490,000	9,942,100
Jos. A. Bank Clothiers, Inc. (a)(d)	125,000	7,335,000
Sally Beauty Holdings, Inc. (a)	901,000	8,523,460
Shoe Carnival, Inc. (a)	458,881	9,659,445
Signet Jewelers Ltd. (a)	288,400	8,585,668
		70,826,847
Textiles, Apparel & Luxury Goods - 2.9%
Fossil, Inc. (a)	350,000	13,860,000
G-III Apparel Group Ltd. (a)	390,300	10,069,740
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Phillips-Van Heusen Corp.	182,000	$ 9,443,980
Ted Baker PLC	907,621	7,594,441
		40,968,161
TOTAL CONSUMER DISCRETIONARY		255,412,810
CONSUMER STAPLES - 3.0%
Food & Staples Retailing - 0.4%
Susser Holdings Corp. (a)	548,452	6,586,909
Food Products - 1.7%
Calavo Growers, Inc. (d)	599,046	12,651,852
Smithfield Foods, Inc. (a)	790,000	11,257,500
		23,909,352
Personal Products - 0.9%
Inter Parfums, Inc.	737,000	12,860,650
TOTAL CONSUMER STAPLES		43,356,911
ENERGY - 2.4%
Energy Equipment & Services - 1.6%
Newpark Resources, Inc. (a)	1,525,000	12,184,750
T-3 Energy Services, Inc. (a)	445,000	11,285,200
		23,469,950
Oil, Gas & Consumable Fuels - 0.8%
EXCO Resources, Inc.	771,400	11,193,014
TOTAL ENERGY		34,662,964
FINANCIALS - 4.0%
Capital Markets - 0.9%
Fifth Street Finance Corp. (d)	465,000	5,049,900
optionsXpress Holdings, Inc. (a)	469,200	7,319,520
		12,369,420
Commercial Banks - 1.7%
CapitalSource, Inc.	1,295,000	6,967,100
FirstMerit Corp.	463,000	9,125,730
Huntington Bancshares, Inc.	1,496,100	9,066,366
		25,159,196
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.7%
CBL & Associates Properties, Inc.	680,200	$ 9,570,414
Thrifts & Mortgage Finance - 0.7%
First Niagara Financial Group, Inc.	765,000	10,258,650
TOTAL FINANCIALS		57,357,680
HEALTH CARE - 20.6%
Biotechnology - 1.8%
Allos Therapeutics, Inc. (a)	875,000	4,217,500
PDL BioPharma, Inc.	1,860,000	11,569,200
Theravance, Inc. (a)(d)	409,000	6,057,290
ZIOPHARM Oncology, Inc. (a)(d)	860,000	3,216,400
		25,060,390
Health Care Equipment & Supplies - 4.1%
AGA Medical Holdings, Inc.	310,583	4,500,348
American Medical Systems Holdings, Inc. (a)	500,000	11,180,000
Integra LifeSciences Holdings Corp. (a)	337,400	12,190,262
Natus Medical, Inc. (a)	548,000	8,044,640
Orthofix International NV (a)	200,000	6,056,000
STRATEC Biomedical Systems AG	175,000	6,548,356
Wright Medical Group, Inc. (a)	670,000	10,458,700
		58,978,306
Health Care Providers & Services - 8.0%
Amedisys, Inc. (a)(d)	247,400	6,499,198
Catalyst Health Solutions, Inc. (a)	370,000	12,794,600
Centene Corp. (a)	395,000	8,417,450
Emergency Medical Services Corp. Class A (a)	273,000	12,214,020
Hanger Orthopedic Group, Inc. (a)	651,900	11,180,085
HealthSouth Corp. (a)	570,000	10,550,700
LHC Group, Inc. (a)	342,400	7,871,776
Providence Service Corp. (a)	393,800	5,670,720
PSS World Medical, Inc. (a)(d)	664,499	12,505,871
RehabCare Group, Inc. (a)	483,000	10,234,770
Synergy Health PLC	780,411	8,170,177
Team Health Holdings, Inc.	699,000	9,163,890
		115,273,257
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Technology - 1.7%
Computer Programs & Systems, Inc. (d)	305,800	$ 13,751,826
MedAssets, Inc. (a)	423,000	9,902,430
		23,654,256
Life Sciences Tools & Services - 3.5%
Bruker BioSciences Corp. (a)	965,000	12,709,050
ICON PLC sponsored ADR (a)	560,000	13,216,000
PerkinElmer, Inc.	745,000	14,497,700
QIAGEN NV (a)	551,000	10,314,720
		50,737,470
Pharmaceuticals - 1.5%
Ardea Biosciences, Inc. (a)(d)	209,263	4,174,797
Auxilium Pharmaceuticals, Inc. (a)(d)	148,935	3,359,974
Cadence Pharmaceuticals, Inc. (a)(d)	645,000	4,940,700
Hikma Pharmaceuticals PLC	785,000	8,815,349
		21,290,820
TOTAL HEALTH CARE		294,994,499
INDUSTRIALS - 18.5%
Aerospace & Defense - 3.5%
Esterline Technologies Corp. (a)	220,000	11,292,600
Spirit AeroSystems Holdings, Inc. Class A (a)	651,400	13,255,990
Teledyne Technologies, Inc. (a)	257,000	10,544,710
Triumph Group, Inc.	199,000	15,104,100
		50,197,400
Building Products - 1.0%
Armstrong World Industries, Inc. (a)(d)	406,000	14,843,360
Commercial Services & Supplies - 3.4%
Prosegur Compania de Seguridad SA (Reg.)	273,000	13,424,883
Schawk, Inc. Class A	600,000	8,898,000
The Geo Group, Inc. (a)	653,000	14,091,740
Waste Connections, Inc. (a)	310,000	11,832,700
		48,247,323
Construction & Engineering - 2.6%
Foster Wheeler AG (a)	490,000	11,279,800
Granite Construction, Inc.	392,000	9,114,000
KBR, Inc.	450,000	10,071,000
Orion Marine Group, Inc. (a)	570,000	7,079,400
		37,544,200
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 2.8%
Acuity Brands, Inc.	257,100	$ 10,831,623
Regal-Beloit Corp.	208,000	12,652,640
Zumtobel AG	852,783	16,155,285
		39,639,548
Machinery - 1.8%
Blount International, Inc. (a)	640,000	6,816,000
Commercial Vehicle Group, Inc. (a)	1,064,273	11,973,071
OSG Corp.	600,000	6,630,026
		25,419,097
Professional Services - 0.5%
Diamond Management & Technology Consultants, Inc.	725,000	7,866,250
Road & Rail - 0.6%
Contrans Group, Inc. Class A	985,000	8,576,049
Trading Companies & Distributors - 2.3%
Beacon Roofing Supply, Inc. (a)	569,000	9,707,140
Interline Brands, Inc. (a)	550,000	9,949,500
Rush Enterprises, Inc. Class A (a)	948,254	14,166,915
		33,823,555
TOTAL INDUSTRIALS		266,156,782
INFORMATION TECHNOLOGY - 27.1%
Communications Equipment - 5.9%
Adtran, Inc.	510,200	16,112,116
CommScope, Inc. (a)	287,200	5,841,648
NETGEAR, Inc. (a)	681,392	16,353,406
Plantronics, Inc.	520,000	15,584,400
Polycom, Inc. (a)	505,000	14,988,400
Riverbed Technology, Inc. (a)	415,000	15,392,350
		84,272,320
Computers & Peripherals - 2.7%
Super Micro Computer, Inc. (a)	1,030,000	14,873,200
Synaptics, Inc. (a)(d)	370,000	11,581,000
Wincor Nixdorf AG	212,400	11,988,190
		38,442,390
Electronic Equipment & Components - 2.6%
Avnet, Inc. (a)	494,000	12,424,100
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Insight Enterprises, Inc. (a)	815,000	$ 11,874,550
SYNNEX Corp. (a)	472,800	12,477,192
		36,775,842
Internet Software & Services - 5.1%
Art Technology Group, Inc. (a)	1,785,652	6,428,347
j2 Global Communications, Inc. (a)	607,500	14,294,475
Monster Worldwide, Inc. (a)(d)	675,880	9,273,074
Perficient, Inc. (a)(e)	1,548,502	13,394,542
Rackspace Hosting, Inc. (a)(d)	633,000	11,837,100
Sohu.com, Inc. (a)(d)	174,000	8,181,480
TelecityGroup PLC (a)	1,416,600	9,620,374
		73,029,392
IT Services - 3.3%
Datacash Group PLC	2,736,200	10,514,067
Heartland Payment Systems, Inc.	634,000	10,004,520
Online Resources Corp. (a)(e)	1,897,060	7,777,946
WNS Holdings Ltd. sponsored ADR (a)	574,657	5,148,927
Wright Express Corp. (a)	382,000	13,366,180
		46,811,640
Semiconductors & Semiconductor Equipment - 2.9%
Hittite Microwave Corp. (a)	148,821	6,839,813
Microsemi Corp. (a)	847,000	13,518,120
Roth & Rau AG (a)	357,200	11,825,138
Standard Microsystems Corp. (a)	458,000	10,085,160
		42,268,231
Software - 4.6%
Blackbaud, Inc.	446,059	10,567,138
Informatica Corp. (a)	381,000	11,479,530
Radiant Systems, Inc. (a)	895,000	12,717,950
Solera Holdings, Inc.	342,000	12,989,160
Taleo Corp. Class A (a)	481,039	11,833,559
TeleCommunication Systems, Inc. Class A (a)	2,000,000	7,180,000
		66,767,337
TOTAL INFORMATION TECHNOLOGY		388,367,152
MATERIALS - 1.3%
Chemicals - 0.6%
Solutia, Inc. (a)	647,000	9,129,170
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.7%
Commercial Metals Co.	635,100	$ 9,139,089
TOTAL MATERIALS		18,268,259
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
Premiere Global Services, Inc. (a)	1,172,000	7,336,720
TOTAL COMMON STOCKS (Cost $1,290,877,469)		1,365,913,777
Money Market Funds - 9.5%

Fidelity Cash Central Fund, 0.24% (b)	69,466,459	69,466,459
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	67,877,077	67,877,077
TOTAL MONEY MARKET FUNDS (Cost $137,343,536)		137,343,536
TOTAL INVESTMENT PORTFOLIO - 104.7% (Cost $1,428,221,005)		1,503,257,313
NET OTHER ASSETS (LIABILITIES) - (4.7)%		(68,064,626)
NET ASSETS - 100%		$ 1,435,192,687
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 149,674
Fidelity Securities Lending Cash Central Fund	1,296,145
Total	$ 1,445,819
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Commercial Vehicle Group, Inc.	$ -	$ 9,035,246	$ 6,160,191	$ -	$ -
Online Resources Corp.	7,502,350	4,608,401	537,693	-	7,777,946
Perficient, Inc.	-	15,347,170	-	-	13,394,542
Town Sports International Holdings, Inc.	4,060,850	759,596	3,236,327	-	-
Total	$ 11,563,200	$ 29,750,413	$ 9,934,211	$ -	$ 21,172,488
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.8%
Germany	3.3%
United Kingdom	3.1%
Canada	2.1%
Austria	1.1%
Spain	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%
Income Tax Information

At July 31, 2010, the Fund had a capital loss carryforward of approximately $193,259,144 all of which will expire on July 31, 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $66,419,896) - See accompanying schedule: Unaffiliated issuers (cost $1,264,897,501)	$ 1,344,741,289
Fidelity Central Funds (cost $137,343,536)	137,343,536
Other affiliated issuers (cost $25,979,968)	21,172,488
Total Investments (cost $1,428,221,005)		$ 1,503,257,313
Cash		315,767
Receivable for investments sold		13,654,738
Receivable for fund shares sold		2,171,959
Dividends receivable		292,550
Distributions receivable from Fidelity Central Funds		132,533
Other receivables		33,561
Total assets		1,519,858,421

Liabilities
Payable to custodian bank	$ 29,626
Payable for investments purchased	14,818,248
Payable for fund shares redeemed	742,277
Accrued management fee	742,220
Distribution fees payable	38,799
Other affiliated payables	356,239
Other payables and accrued expenses	61,248
Collateral on securities loaned, at value	67,877,077
Total liabilities		84,665,734

Net Assets		$ 1,435,192,687
Net Assets consist of:
Paid in capital		$ 1,560,322,935
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(200,164,970)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,034,722
Net Assets		$ 1,435,192,687

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($50,620,117 ÷ 3,999,164 shares)	$ 12.66

Maximum offering price per share (100/94.25 of $12.66)	$ 13.43
Class T: Net Asset Value and redemption price per share ($23,930,175 ÷ 1,904,460 shares)	$ 12.57

Maximum offering price per share (100/96.50 of $12.57)	$ 13.03
Class B: Net Asset Value and offering price per share ($5,141,694 ÷ 417,875 shares)A	$ 12.30

Class C: Net Asset Value and offering price per share ($18,091,241 ÷ 1,472,976 shares)A	$ 12.28

Small Cap Growth: Net Asset Value, offering price and redemption price per share ($1,204,817,925 ÷ 94,067,973 shares)	$ 12.81

Class F: Net Asset Value, offering price and redemption price per share ($106,941,045 ÷ 8,320,712 shares)	$ 12.85

Institutional Class: Net Asset Value, offering price and redemption price per share ($25,650,490 ÷ 1,999,058 shares)	$ 12.83

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends		$ 7,668,648
Special dividends		1,409,998
Interest		77
Income from Fidelity Central Funds (including $1,296,145 from security lending)		1,445,819
Total income		10,524,542

Expenses
Management fee Basic fee	$ 9,613,711
Performance adjustment	303,437
Transfer agent fees	3,875,107
Distribution fees	458,801
Accounting and security lending fees	472,799
Custodian fees and expenses	60,299
Independent trustees' compensation	7,713
Registration fees	89,950
Audit	55,399
Legal	5,688
Miscellaneous	20,225
Total expenses before reductions	14,963,129
Expense reductions	(169,459)	14,793,670
Net investment income (loss)		(4,269,128)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	241,077,337
Other affiliated issuers	987,981
Foreign currency transactions	(28,960)
Capital gain distributions from Fidelity Central Funds	2,501
Total net realized gain (loss)		242,038,859
Change in net unrealized appreciation (depreciation) on: Investment securities	(34,114,564)
Assets and liabilities in foreign currencies	(2,138)
Total change in net unrealized appreciation (depreciation)		(34,116,702)
Net gain (loss)		207,922,157
Net increase (decrease) in net assets resulting from operations		$ 203,653,029

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,269,128)	$ (4,212,561)
Net realized gain (loss)	242,038,859	(335,295,985)
Change in net unrealized appreciation (depreciation)	(34,116,702)	109,380,680
Net increase (decrease) in net assets resulting from operations	203,653,029	(230,127,866)
Share transactions - net increase (decrease)	46,578,163	89,233,558
Redemption fees	232,258	255,734
Total increase (decrease) in net assets	250,463,450	(140,638,574)

Net Assets
Beginning of period	1,184,729,237	1,325,367,811
End of period	$ 1,435,192,687	$ 1,184,729,237

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.79	$ 13.20	$ 16.06	$ 12.88	$ 12.95
Income from Investment Operations
Net investment income (loss) C	(.07) F	(.06)	(.11)	(.12) G	(.10) H
Net realized and unrealized gain (loss)	1.94	(2.35)	(1.73)	3.39	.18
Total from investment operations	1.87	(2.41)	(1.84)	3.27	.08
Distributions from net realized gain	-	-	(1.02)	(.09)	(.16)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.66	$ 10.79	$ 13.20	$ 16.06	$ 12.88
Total Return A, B	17.33%	(18.26)%	(12.26)%	25.52%	.70%
Ratios to Average Net Assets D, I
Expenses before reductions	1.35%	1.33%	1.40%	1.44%	1.53%
Expenses net of fee waivers, if any	1.35%	1.33%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.34%	1.33%	1.39%	1.39%	1.35%
Net investment income (loss)	(.56)% F	(.64)%	(.74)%	(.80)% G	(.79)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 50,620	$ 40,211	$ 42,187	$ 33,588	$ 18,104
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.67)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.84)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 13.17	$ 16.01	$ 12.86	$ 12.93
Income from Investment Operations
Net investment income (loss) C	(.10) F	(.09)	(.15)	(.16) G	(.14) H
Net realized and unrealized gain (loss)	1.93	(2.34)	(1.73)	3.38	.19
Total from investment operations	1.83	(2.43)	(1.88)	3.22	.05
Distributions from net realized gain	-	-	(.96)	(.07)	(.13)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.57	$ 10.74	$ 13.17	$ 16.01	$ 12.86
Total Return A, B	17.04%	(18.45)%	(12.50)%	25.18%	.48%
Ratios to Average Net Assets D, I
Expenses before reductions	1.61%	1.60%	1.65%	1.67%	1.73%
Expenses net of fee waivers, if any	1.61%	1.60%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.60%	1.59%	1.65%	1.65%	1.60%
Net investment income (loss)	(.82)% F	(.91)%	(.99)%	(1.05)% G	(1.04)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 23,930	$ 21,533	$ 21,754	$ 26,419	$ 19,205
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.93)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.09)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.10)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 13.03	$ 15.85	$ 12.78	$ 12.87
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.33)	(1.71)	3.36	.19
Total from investment operations	1.73	(2.46)	(1.93)	3.13	(.01)
Distributions from net realized gain	-	-	(.89)	(.06)	(.09)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.30	$ 10.57	$ 13.03	$ 15.85	$ 12.78
Total Return A, B	16.37%	(18.88)%	(12.92)%	24.57%	(.03)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.28%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.08%	2.15%	2.15%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,142	$ 4,171	$ 5,517	$ 6,242	$ 5,191
Portfolio turnover rate E	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.55	$ 13.00	$ 15.84	$ 12.77	$ 12.88
Income from Investment Operations
Net investment income (loss) C	(.16) F	(.13)	(.22)	(.23) G	(.20) H
Net realized and unrealized gain (loss)	1.89	(2.32)	(1.71)	3.36	.18
Total from investment operations	1.73	(2.45)	(1.93)	3.13	(.02)
Distributions from net realized gain	-	-	(.91)	(.06)	(.10)
Redemption fees added to paid in capital C	- J	- J	- J	- J	.01
Net asset value, end of period	$ 12.28	$ 10.55	$ 13.00	$ 15.84	$ 12.77
Total Return A, B	16.40%	(18.85)%	(12.94)%	24.59%	(.08)%
Ratios to Average Net Assets D, I
Expenses before reductions	2.11%	2.08%	2.15%	2.20%	2.25%
Expenses net of fee waivers, if any	2.11%	2.08%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.09%	2.07%	2.14%	2.14%	2.10%
Net investment income (loss)	(1.32)% F	(1.39)%	(1.49)%	(1.55)% G	(1.54)% H
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,091	$ 14,267	$ 15,946	$ 22,348	$ 14,682
Portfolio turnover rateE	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.42)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.59)%.

H Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (1.60)%.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Growth

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 13.29	$ 16.15	$ 12.93	$ 12.98
Income from Investment Operations
Net investment income (loss) B	(.04) E	(.04)	(.07)	(.08) F	(.07) G
Net realized and unrealized gain (loss)	1.96	(2.36)	(1.74)	3.40	.19
Total from investment operations	1.92	(2.40)	(1.81)	3.32	.12
Distributions from net realized gain	-	-	(1.05)	(.10)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.81	$ 10.89	$ 13.29	$ 16.15	$ 12.93
Total Return A	17.63%	(18.06)%	(11.98)%	25.84%	1.01%
Ratios to Average Net Assets C, H
Expenses before reductions	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of fee waivers, if any	1.08%	1.08%	1.11%	1.10%	1.13%
Expenses net of all reductions	1.07%	1.08%	1.10%	1.09%	1.08%
Net investment income (loss)	(.29)% E	(.39)%	(.45)%	(.50)% F	(.52)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,204,818	$ 1,085,184	$ 1,217,520	$ 1,149,809	$ 402,353
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.39)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.54)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.58)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 10.90	$ 10.03
Income from Investment Operations
Net investment income (loss) D	- G, K	(.01)
Net realized and unrealized gain (loss)	1.95	.88 H
Total from investment operations	1.95	.87
Redemption fees added to paid in capital D, K	-	-
Net asset value, end of period	$ 12.85	$ 10.90
Total Return B, C	17.89%	8.67%
Ratios to Average Net Assets E, J
Expenses before reductions	.78%	.74% A
Expenses net of fee waivers, if any	.78%	.74% A
Expenses net of all reductions	.77%	.73% A
Net investment income (loss)	-% G, L	(.54)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 106,941	$ 159
Portfolio turnover rate F	105%	150%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

L Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.91	$ 13.30	$ 16.15	$ 12.92	$ 12.97
Income from Investment Operations
Net investment income (loss) B	(.03) E	(.03)	(.06)	(.07) F	(.07) G
Net realized and unrealized gain (loss)	1.95	(2.36)	(1.74)	3.41	.19
Total from investment operations	1.92	(2.39)	(1.80)	3.34	.12
Distributions from net realized gain	-	-	(1.05)	(.11)	(.18)
Redemption fees added to paid in capital B	- I	- I	- I	- I	.01
Net asset value, end of period	$ 12.83	$ 10.91	$ 13.30	$ 16.15	$ 12.92
Total Return A	17.60%	(17.97)%	(11.93)%	25.99%	.97%
Ratios to Average Net Assets C, H
Expenses before reductions	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of fee waivers, if any	1.03%	1.05%	1.04%	1.05%	1.10%
Expenses net of all reductions	1.02%	1.04%	1.03%	1.05%	1.05%
Net investment income (loss)	(.24)% E	(.36)%	(.38)%	(.46)% F	(.49)% G
Supplemental Data
Net assets, end of period (000 omitted)	$ 25,650	$ 19,204	$ 22,444	$ 18,671	$ 14,233
Portfolio turnover rate D	105%	150%	113%	91%	129%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.34)%.

F Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.50)%.

G Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.55)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Growth, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010 is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs) futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, net operating losses, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 169,655,477
Gross unrealized depreciation	(101,524,996)
Net unrealized appreciation (depreciation)	$ 68,130,481

Tax Cost	$ 1,435,126,832

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (193,259,144)
Net unrealized appreciation (depreciation)	$ 68,128,895

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,359,919,734 and $1,335,378,288, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Growth, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .73% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 117,878	$ 2,297
Class T	.25%	.25%	118,478	-
Class B	.75%	.25%	49,164	36,913
Class C	.75%	.25%	173,281	40,211
			$ 458,801	$ 79,421

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,622
Class T	6,101
Class B*	8,154
Class C*	2,438
$ 44,315

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 150,515.32
Class T	77,623.33
Class B	15,920.32
Class C	56,034.32
Small Cap Growth	3,522,221.29
Institutional Class	52,794.24
	$ 3,875,107

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $26,958 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,294 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is

Annual Report

7. Security Lending - continued

determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $169,391 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $68.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class A
Shares sold	1,755,238	1,768,538	$ 21,749,463	$ 16,919,128
Shares redeemed	(1,481,231)	(1,239,291)	(17,861,442)	(11,138,983)
Net increase (decrease)	274,007	529,247	$ 3,888,021	$ 5,780,145
Class T
Shares sold	492,575	1,485,602	$ 6,056,365	$ 12,842,623
Shares redeemed	(592,408)	(1,132,759)	(7,232,100)	(9,596,209)
Net increase (decrease)	(99,833)	352,843	$ (1,175,735)	$ 3,246,414
Class B
Shares sold	117,304	116,072	$ 1,414,923	$ 1,042,949
Shares redeemed	(93,928)	(145,097)	(1,126,513)	(1,355,668)
Net increase (decrease)	23,376	(29,025)	$ 288,410	$ (312,719)

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

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Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares		Dollars
Years ended July 31,	2010	2009 A	2010	2009 A
Class C
Shares sold	479,633	604,934	$ 5,791,649	$ 5,793,290
Shares redeemed	(358,550)	(479,386)	(4,319,904)	(4,290,700)
Net increase (decrease)	121,083	125,548	$ 1,471,745	$ 1,502,590
Small Cap Growth
Shares sold	22,893,960	30,718,046	$ 285,679,819	$ 287,281,815
Shares redeemed	(28,450,958)	(22,726,319)	(351,525,118)	(209,407,815)
Net increase (decrease)	(5,556,998)	7,991,727	$ (65,845,299)	$ 77,874,000
Class F
Shares sold	8,663,528	14,590	$ 109,176,128	$ 145,457
Shares redeemed	(357,394)	(12)	(4,690,130)	(113)
Net increase (decrease)	8,306,134	14,578	$ 104,485,998	$ 145,344
Institutional Class
Shares sold	1,109,901	802,152	$ 14,013,757	$ 7,245,594
Shares redeemed	(871,545)	(728,847)	(10,548,734)	(6,247,810)
Net increase (decrease)	238,356	73,305	$ 3,465,023	$ 997,784

A Share transactions for Class F are for the period July 26, 2009 (commencement of sale of shares) to July 31, 2009.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2020 Fund was the owner of record of approximately 10% of the total outstanding shares of the Fund. The Fidelity Freedom Funds and Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 54% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Growth Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008- present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Growth Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Growth Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, Institutional Class, the retail class, and Class F ranked below its competitive median for the period, the total expenses of Class C ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCPI-UANN-0910
1.803721.105

Fidelity®

Small Cap Value

Fund

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Fidelity Small Cap Value Fund	21.32%	4.02%	8.09%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Value Fund, a class of the fund, on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Retail Class shares rose 21.32%, outpacing the 20.11% return of the Russell 2000 Value Index. Security selection in financials helped, especially banks and real estate stocks, although my diversified financials holdings didn't do well. Stock picking in consumer staples - especially food/staples retailing - as well as energy and materials also were notable positives, while consumer discretionary hurt. On an individual security basis, the fund's top contributors included Carpenter Technology, a specialty metals manufacturer, and real estate stocks Alexandria Real Estate Equities and Jones Lang LaSalle. Oil and gas company Mariner Energy also helped. I sold my stake shortly after the company agreed to be acquired for a premium price. In contrast, auto-industry challenges hurt DealerTrack Holdings, a car-dealer software and services provider, and Penske Automotive Group, a dealership chain I sold before period end. Utility RRI Energy, another stock I sold, also detracted. Many of the names I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,070.90	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,069.80	$ 8.47
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,066.90	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,066.00	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value	1.16%
Actual		$ 1,000.00	$ 1,071.90	$ 5.96
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	.90%
Actual		$ 1,000.00	$ 1,073.50	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,072.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Platinum Underwriters Holdings Ltd.	3.1	2.8
WESCO International, Inc.	3.1	3.0
Superior Energy Services, Inc.	3.0	2.7
BJ's Wholesale Club, Inc.	3.0	2.4
Alexandria Real Estate Equities, Inc.	2.8	2.8
Berry Petroleum Co. Class A	2.7	0.0
Astoria Financial Corp.	2.7	3.4
HNI Corp.	2.6	2.6
UGI Corp.	2.5	0.0
TCF Financial Corp.	2.5	2.2
	28.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	35.7
Industrials	12.8	13.5
Consumer Discretionary	11.5	11.3
Information Technology	8.3	9.9
Utilities	6.4	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.5%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Diversified Consumer Services - 3.0%
Matthews International Corp. Class A	640,187	$ 23,117,153
Regis Corp. (d)	2,745,882	41,819,783
		64,936,936
Household Durables - 5.1%
M.D.C. Holdings, Inc.	1,224,300	35,651,616
Meritage Homes Corp. (a)	1,536,160	27,005,693
Ryland Group, Inc.	2,153,837	35,150,620
Tempur-Pedic International, Inc. (a)	400,000	12,268,000
		110,075,929
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	1,465,159	19,721,040
Tsutsumi Jewelry Co. Ltd.	791,400	18,405,716
		38,126,756
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)	1,330,087	21,893,232
TOTAL CONSUMER DISCRETIONARY		235,032,853
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.6%
BJ's Wholesale Club, Inc. (a)	1,390,000	63,314,500
Ingles Markets, Inc. Class A	838,531	13,634,514
		76,949,014
Food Products - 1.1%
Chiquita Brands International, Inc. (a)(d)	1,600,000	23,488,000
TOTAL CONSUMER STAPLES		100,437,014
ENERGY - 5.7%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	2,841,700	64,762,343
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Co. Class A	1,950,000	58,149,000
TOTAL ENERGY		122,911,343
FINANCIALS - 37.0%
Capital Markets - 2.8%
optionsXpress Holdings, Inc. (a)	2,055,000	32,058,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
TradeStation Group, Inc. (a)(e)	2,062,291	$ 13,178,039
Waddell & Reed Financial, Inc. Class A	640,000	15,251,200
		60,487,239
Commercial Banks - 11.8%
Associated Banc-Corp.	3,687,610	50,114,620
CapitalSource, Inc.	6,405,000	34,458,900
City National Corp.	784,900	44,480,283
National Penn Bancshares, Inc.	2,775,154	18,482,526
PacWest Bancorp (e)	1,794,200	37,552,606
TCF Financial Corp. (d)	3,385,800	53,631,072
Western Liberty Bancorp (a)(e)	2,400,000	14,976,000
		253,696,007
Insurance - 7.3%
Alterra Capital Holdings Ltd.	2,057,411	39,810,903
Aspen Insurance Holdings Ltd.	1,820,200	49,782,470
Platinum Underwriters Holdings Ltd.	1,696,975	66,317,783
		155,911,156
Real Estate Investment Trusts - 8.4%
Alexandria Real Estate Equities, Inc. (d)	848,300	59,847,565
DCT Industrial Trust, Inc.	10,000,000	46,900,000
Highwoods Properties, Inc. (SBI)	1,470,330	46,036,032
National Retail Properties, Inc. (d)	1,140,000	26,356,800
		179,140,397
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	538,628	41,722,125
Thrifts & Mortgage Finance - 4.8%
Astoria Financial Corp.	4,318,152	57,172,332
Washington Federal, Inc.	2,616,175	45,521,445
		102,693,777
TOTAL FINANCIALS		793,650,701
HEALTH CARE - 6.3%
Health Care Providers & Services - 6.3%
Centene Corp. (a)	972,542	20,724,870
Chemed Corp.	510,200	26,999,784
MEDNAX, Inc. (a)	721,500	34,018,725
Providence Service Corp. (a)(e)	1,016,495	14,637,528
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Team Health Holdings, Inc.	2,146,700	$ 28,143,237
VCA Antech, Inc. (a)	518,000	10,795,120
		135,319,264
INDUSTRIALS - 12.8%
Commercial Services & Supplies - 7.0%
ACCO Brands Corp. (a)(e)	3,720,923	22,027,864
HNI Corp. (d)	2,149,671	55,547,499
Knoll, Inc.	1,412,898	19,822,959
United Stationers, Inc. (a)	990,400	53,630,160
		151,028,482
Machinery - 1.3%
Blount International, Inc. (a)(e)	2,604,723	27,740,300
Trading Companies & Distributors - 4.5%
H&E Equipment Services, Inc. (a)(e)	3,489,408	30,357,850
WESCO International, Inc. (a)	1,825,000	65,572,250
		95,930,100
TOTAL INDUSTRIALS		274,698,882
INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	29,254,318
Electronic Equipment & Components - 4.0%
Ingram Micro, Inc. Class A (a)	2,253,100	37,243,743
Macnica, Inc.	677,400	14,837,353
Ryoyo Electro Corp. (e)	1,772,700	18,932,046
SYNNEX Corp. (a)	558,898	14,749,318
		85,762,460
Internet Software & Services - 1.7%
DealerTrack Holdings, Inc. (a)	1,383,804	21,601,180
j2 Global Communications, Inc. (a)	630,149	14,827,406
		36,428,586
Semiconductors & Semiconductor Equipment - 0.7%
Miraial Co. Ltd. (e)	570,200	15,372,473
Software - 0.5%
Monotype Imaging Holdings, Inc. (a)	1,358,151	11,299,816
TOTAL INFORMATION TECHNOLOGY		178,117,653
Common Stocks - continued
	Shares	Value
MATERIALS - 5.0%
Chemicals - 0.7%
Spartech Corp. (a)	1,387,702	$ 14,515,363
Metals & Mining - 4.3%
Carpenter Technology Corp.	1,284,380	44,889,081
RTI International Metals, Inc. (a)(e)	1,692,597	48,035,903
		92,924,984
TOTAL MATERIALS		107,440,347
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc. (a)	1,665,000	14,352,300
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc.	1,960,000	46,804,800
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	36,383,916
UGI Corp.	2,000,000	53,920,000
		90,303,916
TOTAL UTILITIES		137,108,716
TOTAL COMMON STOCKS (Cost $1,920,724,852)		2,099,069,073
Nonconvertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.6%
M/I Homes, Inc. Series A, 9.75% (a)	734,300	13,033,825
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	18,013,380
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,083,684)		31,047,205
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	15,579,695	$ 15,579,695
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	59,928,075	59,928,075
TOTAL MONEY MARKET FUNDS (Cost $75,507,770)		75,507,770
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $2,016,316,306)		2,205,624,048
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(58,464,582)
NET ASSETS - 100%		$ 2,147,159,466
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,495
Fidelity Securities Lending Cash Central Fund	278,970
Total	$ 321,465
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 5,466,534	$ 19,961,967	$ -	$ -	$ 22,027,864
Blount International, Inc.	17,199,578	8,372,649	-	-	27,740,300
Carpenter Technology Corp.	48,582,409	-	42,768,155	1,546,654	-
H&E Equipment Services, Inc.	17,823,149	19,092,190	-	-	30,357,850
HNI Corp.	48,476,178	12,485,936	14,178,245	1,831,754	-
Miraial Co. Ltd.	11,951,237	-	-	358,374	15,372,473
PacWest Bancorp	-	33,511,723	-	55,188	37,552,606
Providence Service Corp.	5,488,479	7,744,742	-	-	14,637,528
RTI International Metals, Inc.	-	61,889,471	24,610,646	-	48,035,903
Ryoyo Electro Corp.	10,896,174	5,192,230	-	479,261	18,932,046
Spartech Corp.	19,788,775	387,662	2,807,218	-	-
TradeStation Group, Inc.	15,446,560	-	-	-	13,178,039
WESCO International, Inc.	45,676,500	7,269,797	10,057,750	-	-
Western Liberty Bancorp	-	23,351,352	-	-	14,976,000
Total	$ 246,795,573	$ 199,259,719	$ 94,422,014	$ 4,271,231	$ 242,810,609
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 248,066,678	$ 248,066,678	$ -	$ -
Consumer Staples	100,437,014	100,437,014	-	-
Energy	122,911,343	122,911,343	-	-
Financials	811,664,081	796,688,081	14,976,000	-
Health Care	135,319,264	135,319,264	-	-
Industrials	274,698,882	274,698,882	-	-
Information Technology	178,117,653	178,117,653	-	-
Materials	107,440,347	107,440,347	-	-
Telecommunication Services	14,352,300	14,352,300	-	-
Utilities	137,108,716	137,108,716	-	-
Money Market Funds	75,507,770	75,507,770	-	-
Total Investments in Securities:	$ 2,205,624,048	$ 2,190,648,048	$ 14,976,000	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Bermuda	7.3%
Japan	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $58,391,724) - See accompanying schedule: Unaffiliated issuers (cost $1,688,193,871)	$ 1,887,305,669
Fidelity Central Funds (cost $75,507,770)	75,507,770
Other affiliated issuers (cost $252,614,665)	242,810,609
Total Investments (cost $2,016,316,306)		$ 2,205,624,048
Receivable for fund shares sold		4,429,744
Dividends receivable		1,263,751
Distributions receivable from Fidelity Central Funds		11,305
Receivable from investment adviser for expense reductions		4,703
Other receivables		78,788
Total assets		2,211,412,339

Liabilities
Payable for investments purchased	$ 947,463
Payable for fund shares redeemed	1,282,259
Accrued management fee	1,466,676
Distribution fees payable	74,394
Other affiliated payables	496,956
Other payables and accrued expenses	57,050
Collateral on securities loaned, at value	59,928,075
Total liabilities		64,252,873

Net Assets		$ 2,147,159,466
Net Assets consist of:
Paid in capital		$ 1,944,622,631
Undistributed net investment income		5,209,766
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,011,200
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,315,869
Net Assets		$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($96,993,684 ÷ 7,213,042 shares)	$ 13.45

Maximum offering price per share (100/94.25 of $13.45)	$ 14.27
Class T: Net Asset Value and redemption price per share ($44,090,912 ÷ 3,306,403 shares)	$ 13.34

Maximum offering price per share (100/96.50 of $13.34)	$ 13.82
Class B: Net Asset Value and offering price per share ($9,746,855 ÷ 745,164 shares)A	$ 13.08

Class C: Net Asset Value and offering price per share ($37,345,521 ÷ 2,854,186 shares)A	$ 13.08

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,770,674,882 ÷ 130,574,752 shares)	$ 13.56

Class F: Net Asset Value, offering price and redemption price per share ($109,867,616 ÷ 8,090,051 shares)	$ 13.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($78,439,996 ÷ 5,777,920 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends (including $4,271,231 earned from other affiliated issuers)		$ 24,688,740
Special dividends		5,143,528
Interest		18,401
Income from Fidelity Central Funds		321,465
Total income		30,172,134

Expenses
Management fee Basic fee	$ 13,665,863
Performance adjustment	2,744,643
Transfer agent fees	5,310,263
Distribution fees	751,876
Accounting and security lending fees	646,723
Custodian fees and expenses	45,637
Independent trustees' compensation	10,825
Registration fees	153,912
Audit	56,974
Legal	7,506
Interest	635
Miscellaneous	27,954
Total expenses before reductions	23,422,811
Expense reductions	(213,251)	23,209,560
Net investment income (loss)		6,962,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,463,263
Other affiliated issuers	20,012,303
Foreign currency transactions	10,642
Capital gain distributions from Fidelity Central Funds	9,755
Total net realized gain (loss)		188,495,963
Change in net unrealized appreciation (depreciation) on: Investment securities	137,326,654
Assets and liabilities in foreign currencies	7,003
Total change in net unrealized appreciation (depreciation)		137,333,657
Net gain (loss)		325,829,620
Net increase (decrease) in net assets resulting from operations		$ 332,792,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,962,574	$ 11,185,799
Net realized gain (loss)	188,495,963	(175,985,663)
Change in net unrealized appreciation (depreciation)	137,333,657	144,791,983
Net increase (decrease) in net assets resulting from operations	332,792,194	(20,007,881)
Distributions to shareholders from net investment income	(6,560,137)	(8,301,273)
Distributions to shareholders from net realized gain	-	(12,095,172)
Total distributions	(6,560,137)	(20,396,445)
Share transactions - net increase (decrease)	209,101,603	392,456,300
Redemption fees	534,282	448,503
Total increase (decrease) in net assets	535,867,942	352,500,477

Net Assets
Beginning of period	1,611,291,524	1,258,791,047
End of period (including undistributed net investment income of $5,209,766 and undistributed net investment income of $5,059,582, respectively)	$ 2,147,159,466	$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Income from Investment Operations
Net investment income (loss) C	.02 F	.08	(.01)	(.06)	(.03)
Net realized and unrealized gain (loss)	2.33	(.60)	(1.98)	1.90	.74
Total from investment operations	2.35	(.52)	(1.99)	1.84	.71
Distributions from net investment income	(.03)	(.06)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.67)	(.35)
Total distributions	(.03)	(.17)	(.53)	(.67)	(.35)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Total Return A,B	21.16%	(4.37)%	(14.35)%	14.59%	5.72%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.45%	1.43%	1.45%	1.51%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.40%	1.36%
Net investment income (loss)	.17% F	.81%	(.05)%	(.44)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,994	$ 55,029	$ 52,446	$ 61,357	$ 39,931
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.01) F	.05	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	2.31	(.59)	(1.97)	1.90	.74
Total from investment operations	2.30	(.54)	(2.01)	1.80	.67
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.65)	(.33)
Total distributions	(.01)	(.15)	(.53)	(.65)	(.33)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Total Return A,B	20.87%	(4.57)%	(14.58)%	14.34%	5.47%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.70%	1.68%	1.66%	1.67%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.61%
Net investment income (loss)	(.08)% F	.56%	(.30)%	(.69)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,091	$ 28,534	$ 32,091	$ 51,518	$ 45,460
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.27	(.59)	(1.96)	1.90	.74
Total from investment operations	2.20	(.58)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.28)
Total distributions	-	(.14)	(.53)	(.61)	(.28)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.22%	(5.05)%	(15.04)%	13.78%	4.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,747	$ 7,153	$ 7,886	$ 12,075	$ 10,214
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.26	(.58)	(1.96)	1.90	.74
Total from investment operations	2.19	(.57)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.29)
Total distributions	-	(.14)	(.53)	(.61)	(.29)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.11%	(4.98)%	(15.04)%	13.77%	4.92%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.22%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,346	$ 21,345	$ 20,924	$ 34,155	$ 26,791
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.05 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.60)	(1.99)	1.91	.74
Total from investment operations	2.39	(.50)	(1.96)	1.89	.75
Distributions from net investment income	(.05)	(.08)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.05)	(.19)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.32%	(4.15)%	(14.10)%	14.96%	6.07%
Ratios to Average Net Assets C,F
Expenses before reductions	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of fee waivers, if any	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of all reductions	1.17%	1.20%	1.13%	1.11%	1.06%
Net investment income (loss)	.39% E	1.01%	.22%	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.01
Net realized and unrealized gain (loss)	2.34	.94 H
Total from investment operations	2.43	.95
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital D,K	-	-
Net asset value, end of period	$ 13.58	$ 11.22
Total Return B,C	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.90%	.86% A
Expenses net of fee waivers, if any	.90%	.86% A
Expenses net of all reductions	.89%	.86% A
Net investment income (loss)	.67% G	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,868	$ 159
Portfolio turnover rate F	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.59)	(1.99)	1.91	.74
Total from investment operations	2.40	(.49)	(1.96)	1.89	.75
Distributions from net investment income	(.06)	(.07)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.06)	(.18)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.42%	(4.04)%	(14.10)%	14.99%	6.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.12%	1.20%	1.13%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.15%	1.13%	1.10%	1.08%
Expenses net of all reductions	1.12%	1.15%	1.13%	1.10%	1.05%
Net investment income (loss)	.45% E	1.06%	.22%	(.13)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,440	$ 10,336	$ 8,584	$ 11,594	$ 9,422
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 346,140,241
Gross unrealized depreciation	(160,277,473)
Net unrealized appreciation (depreciation)	$ 185,862,768

Tax Cost	$ 2,019,761,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,209,766
Undistributed long-term capital gain	$ 11,456,174
Net unrealized appreciation (depreciation)	$ 185,870,895

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,560,137	$ 8,301,273
Long-term Capital Gains	-	12,095,172
Total	$ 6,560,137	$ 20,396,445

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,124,184,474 and $918,879,120, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 191,085	$ 8,941
Class T	.25%	.25%	179,850	-
Class B	.75%	.25%	86,355	64,822
Class C	.75%	.25%	294,586	80,570
			$ 751,876	$ 154,333

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,522
Class T	8,611
Class B*	21,775
Class C*	3,135
$ 82,043

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 243,601.32
Class T	116,575.32
Class B	27,836.32
Class C	94,179.32
Small Cap Value	4,734,141.28
Institutional Class	93,931.22
	$ 5,310,263

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,973 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,401,500.39%		$ 635

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $278,970.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 52,534
Class T	1.65%	26,830
Class B	2.15%	6,293
Class C	2.15%	20,630
		$ 106,287

Effective October 1, 2010 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $106,964 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 159,193	$ 252,162
Class T	36,920	111,704
Class B	-	20,177
Class C	-	45,207
Small Cap Value	6,230,380	7,822,387
Class F	28,266	-
Institutional Class	105,378	49,636
Total	$ 6,560,137	$ 8,301,273

Annual Report

9. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 496,925
Class T	-	350,121
Class B	-	77,046
Class C	-	207,577
Small Cap Value	-	10,883,170
Institutional Class	-	80,333
Total	$ -	$ 12,095,172

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,231,111	2,028,986	$ 54,936,600	$ 19,478,233
Reinvestment of distributions	12,276	64,970	146,358	694,477
Shares redeemed	(1,973,236)	(1,588,437)	(25,421,999)	(14,658,645)
Net increase (decrease)	2,270,151	505,519	$ 29,660,959	$ 5,514,065
Class T
Shares sold	1,449,265	1,489,054	$ 18,793,141	$ 15,806,614
Reinvestment of distributions	3,030	40,641	35,906	449,360
Shares redeemed	(727,616)	(1,680,727)	(9,211,959)	(14,685,646)
Net increase (decrease)	724,679	(151,032)	$ 9,617,088	$ 1,570,328
Class B
Shares sold	262,419	305,827	$ 3,340,905	$ 3,051,319
Reinvestment of distributions	-	7,759	-	85,943
Shares redeemed	(174,554)	(335,978)	(2,189,700)	(2,971,686)
Net increase (decrease)	87,865	(22,392)	$ 1,151,205	$ 165,576
Class C
Shares sold	1,327,692	832,906	$ 17,060,657	$ 7,981,000
Reinvestment of distributions	-	19,410	-	217,621
Shares redeemed	(434,251)	(694,752)	(5,448,332)	(6,287,773)
Net increase (decrease)	893,441	157,564	$ 11,612,325	$ 1,910,848

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Small Cap Value
Shares sold	45,122,251	61,277,579	$ 585,925,779	$ 600,357,815
Reinvestment of distributions	507,903	1,741,583	6,101,827	18,397,974
Shares redeemed	(47,781,912)	(25,782,005)	(605,149,428)	(237,589,067)
Net increase (decrease)	(2,151,758)	37,237,157	$ (13,121,822)	$ 381,166,722
Class F
Shares sold	8,411,513	14,205	$ 109,778,609	$ 144,857
Reinvestment of distributions	2,350	-	28,266	-
Shares redeemed	(337,999)	(18)	(4,618,215)	(181)
Net increase (decrease)	8,075,864	14,187	$ 105,188,660	$ 144,676
Institutional Class
Shares sold	5,522,070	479,087	$ 73,692,691	$ 4,626,811
Reinvestment of distributions	7,512	8,812	90,344	93,632
Shares redeemed	(671,565)	(288,597)	(8,789,847)	(2,736,358)
Net increase (decrease)	4,858,017	199,302	$ 64,993,188	$ 1,984,085

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-
present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Small Cap Value	09/09/10	09/08/10	$0.036	$0.066

Small Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Small Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2010 $11,953,854, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, the retail class, and Class F ranked below its competitive median for the period, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

17550 North 75th Avenue
Glendale, AZ

5330 E. Broadway Blvd
Tucson, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

2211 Michelson Drive
Irvine, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

1261 Post Road
Fairfield, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

1400 Glades Road
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3242 Peachtree Road
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

1823 Freedom Drive
Naperville, IL

Indiana

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 N. Old Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

3480 28th Street
Grand Rapids, MI

2425 S. Linden Road STE E
Flint, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

3349 Monroe Avenue
Rochester, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

1576 East Southlake Blvd.
Southlake, TX

15600 Southwest Freeway
Sugar Land, TX

139 N. Loop 1604 East
San Antonio, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

11957 Democracy Drive
Reston, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

304 Strander Blvd
Tukwila, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

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(U.K.) Inc.

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(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

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Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

SCV-UANN-0910
1.803705.105

Fidelity®

Small Cap Value

Fund
Class F

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fund A
Class F B	21.69%	4.09%	8.15%

A From November 3, 2004.

B The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity Small Cap Value Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Value Fund - Class F on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period. The initial offering of Class F took place on June 26, 2009. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charles Myers, Portfolio Manager of Fidelity® Small Cap Value Fund: For the year, the fund's Class F shares outperformed the 20.11% return of the Russell 2000 Value Index. (For specific class-level results, please see the performance section of this report.) Security selection in financials helped, especially banks and real estate stocks, although my diversified financials holdings didn't do well. Stock picking in consumer staples - especially food/staples retailing - as well as energy and materials also were notable positives, while consumer discretionary hurt. On an individual security basis, the fund's top contributors included Carpenter Technology, a specialty metals manufacturer, and real estate stocks Alexandria Real Estate Equities and Jones Lang LaSalle. Oil and gas company Mariner Energy also helped. I sold my stake shortly after the company agreed to be acquired for a premium price. In contrast, auto-industry challenges hurt DealerTrack Holdings, a car-dealer software and services provider, and Penske Automotive Group, a dealership chain I sold before period end. Utility RRI Energy, another stock I sold, also detracted. Many of the names I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,070.90	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,069.80	$ 8.47
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,066.90	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,066.00	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value	1.16%
Actual		$ 1,000.00	$ 1,071.90	$ 5.96
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	.90%
Actual		$ 1,000.00	$ 1,073.50	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,072.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Platinum Underwriters Holdings Ltd.	3.1	2.8
WESCO International, Inc.	3.1	3.0
Superior Energy Services, Inc.	3.0	2.7
BJ's Wholesale Club, Inc.	3.0	2.4
Alexandria Real Estate Equities, Inc.	2.8	2.8
Berry Petroleum Co. Class A	2.7	0.0
Astoria Financial Corp.	2.7	3.4
HNI Corp.	2.6	2.6
UGI Corp.	2.5	0.0
TCF Financial Corp.	2.5	2.2
	28.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	35.7
Industrials	12.8	13.5
Consumer Discretionary	11.5	11.3
Information Technology	8.3	9.9
Utilities	6.4	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.5%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Diversified Consumer Services - 3.0%
Matthews International Corp. Class A	640,187	$ 23,117,153
Regis Corp. (d)	2,745,882	41,819,783
		64,936,936
Household Durables - 5.1%
M.D.C. Holdings, Inc.	1,224,300	35,651,616
Meritage Homes Corp. (a)	1,536,160	27,005,693
Ryland Group, Inc.	2,153,837	35,150,620
Tempur-Pedic International, Inc. (a)	400,000	12,268,000
		110,075,929
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	1,465,159	19,721,040
Tsutsumi Jewelry Co. Ltd.	791,400	18,405,716
		38,126,756
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)	1,330,087	21,893,232
TOTAL CONSUMER DISCRETIONARY		235,032,853
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.6%
BJ's Wholesale Club, Inc. (a)	1,390,000	63,314,500
Ingles Markets, Inc. Class A	838,531	13,634,514
		76,949,014
Food Products - 1.1%
Chiquita Brands International, Inc. (a)(d)	1,600,000	23,488,000
TOTAL CONSUMER STAPLES		100,437,014
ENERGY - 5.7%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	2,841,700	64,762,343
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Co. Class A	1,950,000	58,149,000
TOTAL ENERGY		122,911,343
FINANCIALS - 37.0%
Capital Markets - 2.8%
optionsXpress Holdings, Inc. (a)	2,055,000	32,058,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
TradeStation Group, Inc. (a)(e)	2,062,291	$ 13,178,039
Waddell & Reed Financial, Inc. Class A	640,000	15,251,200
		60,487,239
Commercial Banks - 11.8%
Associated Banc-Corp.	3,687,610	50,114,620
CapitalSource, Inc.	6,405,000	34,458,900
City National Corp.	784,900	44,480,283
National Penn Bancshares, Inc.	2,775,154	18,482,526
PacWest Bancorp (e)	1,794,200	37,552,606
TCF Financial Corp. (d)	3,385,800	53,631,072
Western Liberty Bancorp (a)(e)	2,400,000	14,976,000
		253,696,007
Insurance - 7.3%
Alterra Capital Holdings Ltd.	2,057,411	39,810,903
Aspen Insurance Holdings Ltd.	1,820,200	49,782,470
Platinum Underwriters Holdings Ltd.	1,696,975	66,317,783
		155,911,156
Real Estate Investment Trusts - 8.4%
Alexandria Real Estate Equities, Inc. (d)	848,300	59,847,565
DCT Industrial Trust, Inc.	10,000,000	46,900,000
Highwoods Properties, Inc. (SBI)	1,470,330	46,036,032
National Retail Properties, Inc. (d)	1,140,000	26,356,800
		179,140,397
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	538,628	41,722,125
Thrifts & Mortgage Finance - 4.8%
Astoria Financial Corp.	4,318,152	57,172,332
Washington Federal, Inc.	2,616,175	45,521,445
		102,693,777
TOTAL FINANCIALS		793,650,701
HEALTH CARE - 6.3%
Health Care Providers & Services - 6.3%
Centene Corp. (a)	972,542	20,724,870
Chemed Corp.	510,200	26,999,784
MEDNAX, Inc. (a)	721,500	34,018,725
Providence Service Corp. (a)(e)	1,016,495	14,637,528
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Team Health Holdings, Inc.	2,146,700	$ 28,143,237
VCA Antech, Inc. (a)	518,000	10,795,120
		135,319,264
INDUSTRIALS - 12.8%
Commercial Services & Supplies - 7.0%
ACCO Brands Corp. (a)(e)	3,720,923	22,027,864
HNI Corp. (d)	2,149,671	55,547,499
Knoll, Inc.	1,412,898	19,822,959
United Stationers, Inc. (a)	990,400	53,630,160
		151,028,482
Machinery - 1.3%
Blount International, Inc. (a)(e)	2,604,723	27,740,300
Trading Companies & Distributors - 4.5%
H&E Equipment Services, Inc. (a)(e)	3,489,408	30,357,850
WESCO International, Inc. (a)	1,825,000	65,572,250
		95,930,100
TOTAL INDUSTRIALS		274,698,882
INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	29,254,318
Electronic Equipment & Components - 4.0%
Ingram Micro, Inc. Class A (a)	2,253,100	37,243,743
Macnica, Inc.	677,400	14,837,353
Ryoyo Electro Corp. (e)	1,772,700	18,932,046
SYNNEX Corp. (a)	558,898	14,749,318
		85,762,460
Internet Software & Services - 1.7%
DealerTrack Holdings, Inc. (a)	1,383,804	21,601,180
j2 Global Communications, Inc. (a)	630,149	14,827,406
		36,428,586
Semiconductors & Semiconductor Equipment - 0.7%
Miraial Co. Ltd. (e)	570,200	15,372,473
Software - 0.5%
Monotype Imaging Holdings, Inc. (a)	1,358,151	11,299,816
TOTAL INFORMATION TECHNOLOGY		178,117,653
Common Stocks - continued
	Shares	Value
MATERIALS - 5.0%
Chemicals - 0.7%
Spartech Corp. (a)	1,387,702	$ 14,515,363
Metals & Mining - 4.3%
Carpenter Technology Corp.	1,284,380	44,889,081
RTI International Metals, Inc. (a)(e)	1,692,597	48,035,903
		92,924,984
TOTAL MATERIALS		107,440,347
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc. (a)	1,665,000	14,352,300
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc.	1,960,000	46,804,800
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	36,383,916
UGI Corp.	2,000,000	53,920,000
		90,303,916
TOTAL UTILITIES		137,108,716
TOTAL COMMON STOCKS (Cost $1,920,724,852)		2,099,069,073
Nonconvertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.6%
M/I Homes, Inc. Series A, 9.75% (a)	734,300	13,033,825
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	18,013,380
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,083,684)		31,047,205
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	15,579,695	$ 15,579,695
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	59,928,075	59,928,075
TOTAL MONEY MARKET FUNDS (Cost $75,507,770)		75,507,770
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $2,016,316,306)		2,205,624,048
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(58,464,582)
NET ASSETS - 100%		$ 2,147,159,466
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,495
Fidelity Securities Lending Cash Central Fund	278,970
Total	$ 321,465
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 5,466,534	$ 19,961,967	$ -	$ -	$ 22,027,864
Blount International, Inc.	17,199,578	8,372,649	-	-	27,740,300
Carpenter Technology Corp.	48,582,409	-	42,768,155	1,546,654	-
H&E Equipment Services, Inc.	17,823,149	19,092,190	-	-	30,357,850
HNI Corp.	48,476,178	12,485,936	14,178,245	1,831,754	-
Miraial Co. Ltd.	11,951,237	-	-	358,374	15,372,473
PacWest Bancorp	-	33,511,723	-	55,188	37,552,606
Providence Service Corp.	5,488,479	7,744,742	-	-	14,637,528
RTI International Metals, Inc.	-	61,889,471	24,610,646	-	48,035,903
Ryoyo Electro Corp.	10,896,174	5,192,230	-	479,261	18,932,046
Spartech Corp.	19,788,775	387,662	2,807,218	-	-
TradeStation Group, Inc.	15,446,560	-	-	-	13,178,039
WESCO International, Inc.	45,676,500	7,269,797	10,057,750	-	-
Western Liberty Bancorp	-	23,351,352	-	-	14,976,000
Total	$ 246,795,573	$ 199,259,719	$ 94,422,014	$ 4,271,231	$ 242,810,609
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 248,066,678	$ 248,066,678	$ -	$ -
Consumer Staples	100,437,014	100,437,014	-	-
Energy	122,911,343	122,911,343	-	-
Financials	811,664,081	796,688,081	14,976,000	-
Health Care	135,319,264	135,319,264	-	-
Industrials	274,698,882	274,698,882	-	-
Information Technology	178,117,653	178,117,653	-	-
Materials	107,440,347	107,440,347	-	-
Telecommunication Services	14,352,300	14,352,300	-	-
Utilities	137,108,716	137,108,716	-	-
Money Market Funds	75,507,770	75,507,770	-	-
Total Investments in Securities:	$ 2,205,624,048	$ 2,190,648,048	$ 14,976,000	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Bermuda	7.3%
Japan	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $58,391,724) - See accompanying schedule: Unaffiliated issuers (cost $1,688,193,871)	$ 1,887,305,669
Fidelity Central Funds (cost $75,507,770)	75,507,770
Other affiliated issuers (cost $252,614,665)	242,810,609
Total Investments (cost $2,016,316,306)		$ 2,205,624,048
Receivable for fund shares sold		4,429,744
Dividends receivable		1,263,751
Distributions receivable from Fidelity Central Funds		11,305
Receivable from investment adviser for expense reductions		4,703
Other receivables		78,788
Total assets		2,211,412,339

Liabilities
Payable for investments purchased	$ 947,463
Payable for fund shares redeemed	1,282,259
Accrued management fee	1,466,676
Distribution fees payable	74,394
Other affiliated payables	496,956
Other payables and accrued expenses	57,050
Collateral on securities loaned, at value	59,928,075
Total liabilities		64,252,873

Net Assets		$ 2,147,159,466
Net Assets consist of:
Paid in capital		$ 1,944,622,631
Undistributed net investment income		5,209,766
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,011,200
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,315,869
Net Assets		$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($96,993,684 ÷ 7,213,042 shares)	$ 13.45

Maximum offering price per share (100/94.25 of $13.45)	$ 14.27
Class T: Net Asset Value and redemption price per share ($44,090,912 ÷ 3,306,403 shares)	$ 13.34

Maximum offering price per share (100/96.50 of $13.34)	$ 13.82
Class B: Net Asset Value and offering price per share ($9,746,855 ÷ 745,164 shares)A	$ 13.08

Class C: Net Asset Value and offering price per share ($37,345,521 ÷ 2,854,186 shares)A	$ 13.08

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,770,674,882 ÷ 130,574,752 shares)	$ 13.56

Class F: Net Asset Value, offering price and redemption price per share ($109,867,616 ÷ 8,090,051 shares)	$ 13.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($78,439,996 ÷ 5,777,920 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends (including $4,271,231 earned from other affiliated issuers)		$ 24,688,740
Special dividends		5,143,528
Interest		18,401
Income from Fidelity Central Funds		321,465
Total income		30,172,134

Expenses
Management fee Basic fee	$ 13,665,863
Performance adjustment	2,744,643
Transfer agent fees	5,310,263
Distribution fees	751,876
Accounting and security lending fees	646,723
Custodian fees and expenses	45,637
Independent trustees' compensation	10,825
Registration fees	153,912
Audit	56,974
Legal	7,506
Interest	635
Miscellaneous	27,954
Total expenses before reductions	23,422,811
Expense reductions	(213,251)	23,209,560
Net investment income (loss)		6,962,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,463,263
Other affiliated issuers	20,012,303
Foreign currency transactions	10,642
Capital gain distributions from Fidelity Central Funds	9,755
Total net realized gain (loss)		188,495,963
Change in net unrealized appreciation (depreciation) on: Investment securities	137,326,654
Assets and liabilities in foreign currencies	7,003
Total change in net unrealized appreciation (depreciation)		137,333,657
Net gain (loss)		325,829,620
Net increase (decrease) in net assets resulting from operations		$ 332,792,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,962,574	$ 11,185,799
Net realized gain (loss)	188,495,963	(175,985,663)
Change in net unrealized appreciation (depreciation)	137,333,657	144,791,983
Net increase (decrease) in net assets resulting from operations	332,792,194	(20,007,881)
Distributions to shareholders from net investment income	(6,560,137)	(8,301,273)
Distributions to shareholders from net realized gain	-	(12,095,172)
Total distributions	(6,560,137)	(20,396,445)
Share transactions - net increase (decrease)	209,101,603	392,456,300
Redemption fees	534,282	448,503
Total increase (decrease) in net assets	535,867,942	352,500,477

Net Assets
Beginning of period	1,611,291,524	1,258,791,047
End of period (including undistributed net investment income of $5,209,766 and undistributed net investment income of $5,059,582, respectively)	$ 2,147,159,466	$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Income from Investment Operations
Net investment income (loss) C	.02 F	.08	(.01)	(.06)	(.03)
Net realized and unrealized gain (loss)	2.33	(.60)	(1.98)	1.90	.74
Total from investment operations	2.35	(.52)	(1.99)	1.84	.71
Distributions from net investment income	(.03)	(.06)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.67)	(.35)
Total distributions	(.03)	(.17)	(.53)	(.67)	(.35)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Total Return A,B	21.16%	(4.37)%	(14.35)%	14.59%	5.72%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.45%	1.43%	1.45%	1.51%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.40%	1.36%
Net investment income (loss)	.17% F	.81%	(.05)%	(.44)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,994	$ 55,029	$ 52,446	$ 61,357	$ 39,931
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.01) F	.05	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	2.31	(.59)	(1.97)	1.90	.74
Total from investment operations	2.30	(.54)	(2.01)	1.80	.67
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.65)	(.33)
Total distributions	(.01)	(.15)	(.53)	(.65)	(.33)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Total Return A,B	20.87%	(4.57)%	(14.58)%	14.34%	5.47%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.70%	1.68%	1.66%	1.67%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.61%
Net investment income (loss)	(.08)% F	.56%	(.30)%	(.69)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,091	$ 28,534	$ 32,091	$ 51,518	$ 45,460
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.27	(.59)	(1.96)	1.90	.74
Total from investment operations	2.20	(.58)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.28)
Total distributions	-	(.14)	(.53)	(.61)	(.28)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.22%	(5.05)%	(15.04)%	13.78%	4.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,747	$ 7,153	$ 7,886	$ 12,075	$ 10,214
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.26	(.58)	(1.96)	1.90	.74
Total from investment operations	2.19	(.57)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.29)
Total distributions	-	(.14)	(.53)	(.61)	(.29)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.11%	(4.98)%	(15.04)%	13.77%	4.92%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.22%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,346	$ 21,345	$ 20,924	$ 34,155	$ 26,791
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.05 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.60)	(1.99)	1.91	.74
Total from investment operations	2.39	(.50)	(1.96)	1.89	.75
Distributions from net investment income	(.05)	(.08)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.05)	(.19)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.32%	(4.15)%	(14.10)%	14.96%	6.07%
Ratios to Average Net Assets C,F
Expenses before reductions	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of fee waivers, if any	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of all reductions	1.17%	1.20%	1.13%	1.11%	1.06%
Net investment income (loss)	.39% E	1.01%	.22%	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.01
Net realized and unrealized gain (loss)	2.34	.94 H
Total from investment operations	2.43	.95
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital D,K	-	-
Net asset value, end of period	$ 13.58	$ 11.22
Total Return B,C	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.90%	.86% A
Expenses net of fee waivers, if any	.90%	.86% A
Expenses net of all reductions	.89%	.86% A
Net investment income (loss)	.67% G	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,868	$ 159
Portfolio turnover rate F	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.59)	(1.99)	1.91	.74
Total from investment operations	2.40	(.49)	(1.96)	1.89	.75
Distributions from net investment income	(.06)	(.07)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.06)	(.18)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.42%	(4.04)%	(14.10)%	14.99%	6.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.12%	1.20%	1.13%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.15%	1.13%	1.10%	1.08%
Expenses net of all reductions	1.12%	1.15%	1.13%	1.10%	1.05%
Net investment income (loss)	.45% E	1.06%	.22%	(.13)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,440	$ 10,336	$ 8,584	$ 11,594	$ 9,422
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 346,140,241
Gross unrealized depreciation	(160,277,473)
Net unrealized appreciation (depreciation)	$ 185,862,768

Tax Cost	$ 2,019,761,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,209,766
Undistributed long-term capital gain	$ 11,456,174
Net unrealized appreciation (depreciation)	$ 185,870,895

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,560,137	$ 8,301,273
Long-term Capital Gains	-	12,095,172
Total	$ 6,560,137	$ 20,396,445

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,124,184,474 and $918,879,120, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 191,085	$ 8,941
Class T	.25%	.25%	179,850	-
Class B	.75%	.25%	86,355	64,822
Class C	.75%	.25%	294,586	80,570
			$ 751,876	$ 154,333

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,522
Class T	8,611
Class B*	21,775
Class C*	3,135
$ 82,043

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 243,601.32
Class T	116,575.32
Class B	27,836.32
Class C	94,179.32
Small Cap Value	4,734,141.28
Institutional Class	93,931.22
	$ 5,310,263

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,973 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,401,500.39%		$ 635

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

7. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $278,970.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 52,534
Class T	1.65%	26,830
Class B	2.15%	6,293
Class C	2.15%	20,630
		$ 106,287

Effective October 1, 2010 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $106,964 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 159,193	$ 252,162
Class T	36,920	111,704
Class B	-	20,177
Class C	-	45,207
Small Cap Value	6,230,380	7,822,387
Class F	28,266	-
Institutional Class	105,378	49,636
Total	$ 6,560,137	$ 8,301,273

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 496,925
Class T	-	350,121
Class B	-	77,046
Class C	-	207,577
Small Cap Value	-	10,883,170
Institutional Class	-	80,333
Total	$ -	$ 12,095,172

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,231,111	2,028,986	$ 54,936,600	$ 19,478,233
Reinvestment of distributions	12,276	64,970	146,358	694,477
Shares redeemed	(1,973,236)	(1,588,437)	(25,421,999)	(14,658,645)
Net increase (decrease)	2,270,151	505,519	$ 29,660,959	$ 5,514,065
Class T
Shares sold	1,449,265	1,489,054	$ 18,793,141	$ 15,806,614
Reinvestment of distributions	3,030	40,641	35,906	449,360
Shares redeemed	(727,616)	(1,680,727)	(9,211,959)	(14,685,646)
Net increase (decrease)	724,679	(151,032)	$ 9,617,088	$ 1,570,328
Class B
Shares sold	262,419	305,827	$ 3,340,905	$ 3,051,319
Reinvestment of distributions	-	7,759	-	85,943
Shares redeemed	(174,554)	(335,978)	(2,189,700)	(2,971,686)
Net increase (decrease)	87,865	(22,392)	$ 1,151,205	$ 165,576
Class C
Shares sold	1,327,692	832,906	$ 17,060,657	$ 7,981,000
Reinvestment of distributions	-	19,410	-	217,621
Shares redeemed	(434,251)	(694,752)	(5,448,332)	(6,287,773)
Net increase (decrease)	893,441	157,564	$ 11,612,325	$ 1,910,848

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Small Cap Value
Shares sold	45,122,251	61,277,579	$ 585,925,779	$ 600,357,815
Reinvestment of distributions	507,903	1,741,583	6,101,827	18,397,974
Shares redeemed	(47,781,912)	(25,782,005)	(605,149,428)	(237,589,067)
Net increase (decrease)	(2,151,758)	37,237,157	$ (13,121,822)	$ 381,166,722
Class F
Shares sold	8,411,513	14,205	$ 109,778,609	$ 144,857
Reinvestment of distributions	2,350	-	28,266	-
Shares redeemed	(337,999)	(18)	(4,618,215)	(181)
Net increase (decrease)	8,075,864	14,187	$ 105,188,660	$ 144,676
Institutional Class
Shares sold	5,522,070	479,087	$ 73,692,691	$ 4,626,811
Reinvestment of distributions	7,512	8,812	90,344	93,632
Shares redeemed	(671,565)	(288,597)	(8,789,847)	(2,736,358)
Net increase (decrease)	4,858,017	199,302	$ 64,993,188	$ 1,984,085

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund's are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-
present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
F Class	09/09/10	09/08/10	$0.056	$0.066

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividend-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2010 $11,953,854, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, the retail class, and Class F ranked below its competitive median for the period, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your workplace benefits (including your workplace savings plan, investments, and additional services) via your telephone or PC. You can access your plan and account information and research your investments 24 hours a day.

By Phone

Fidelity provides a single toll-free number to access plan information, account balances, positions, and quotes*. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)
Fidelity Workplace
Investing
1-800-835-5092

By PC

Fidelity's web site on the Internet provides a wide range of information, including plan information, daily financial news, fund performance, interactive planning tools, and news about Fidelity products and services.

(computer_graphic)
Fidelity's Web Site
www.401k.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)
For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)
For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

SCV-F-ANN-0910
1.891896.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Class A, Class T,
Class B and Class C

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Class A, Class T, Class B
and Class C are classes of
Fidelity® Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Class A (incl. 5.75% sales charge)	14.19%	2.53%	6.70%
Class T (incl. 3.50% sales charge)	16.64%	2.77%	6.88%
Class B (incl. contingent deferred sales charge) B	15.22%	2.63%	6.87%
Class C (incl. contingent deferred sales charge) C	19.11%	2.97%	7.00%

A From November 3, 2004.

B Class B shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 5%, 2%, and 1%, respectively.

C Class C shares' contingent deferred sales charges included in the past one year, past 5 years, and life of fund total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Class A on November 3, 2004, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Class A, Class T, Class B and Class C shares rose 21.16%, 20.87%, 20.22% and 20.11%, respectively (excluding sales charges), compared with 20.11% for the benchmark Russell 2000 Value Index. Security selection in financials helped, especially banks and real estate stocks, although my diversified financials holdings didn't do well. Stock picking in consumer staples - especially food/staples retailing - as well as energy and materials also were notable positives, while consumer discretionary hurt. On an individual security basis, the fund's top contributors included Carpenter Technology, a specialty metals manufacturer, and real estate stocks Alexandria Real Estate Equities and Jones Lang LaSalle. Oil and gas company Mariner Energy also helped. I sold my stake shortly after the company agreed to be acquired for a premium price. In contrast, auto-industry challenges hurt DealerTrack Holdings, a car-dealer software and services provider, and Penske Automotive Group, a dealership chain I sold before period end. Utility RRI Energy, another stock I sold, also detracted. Many of the names I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,070.90	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,069.80	$ 8.47
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,066.90	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,066.00	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value	1.16%
Actual		$ 1,000.00	$ 1,071.90	$ 5.96
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	.90%
Actual		$ 1,000.00	$ 1,073.50	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,072.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Platinum Underwriters Holdings Ltd.	3.1	2.8
WESCO International, Inc.	3.1	3.0
Superior Energy Services, Inc.	3.0	2.7
BJ's Wholesale Club, Inc.	3.0	2.4
Alexandria Real Estate Equities, Inc.	2.8	2.8
Berry Petroleum Co. Class A	2.7	0.0
Astoria Financial Corp.	2.7	3.4
HNI Corp.	2.6	2.6
UGI Corp.	2.5	0.0
TCF Financial Corp.	2.5	2.2
	28.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	35.7
Industrials	12.8	13.5
Consumer Discretionary	11.5	11.3
Information Technology	8.3	9.9
Utilities	6.4	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.5%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Diversified Consumer Services - 3.0%
Matthews International Corp. Class A	640,187	$ 23,117,153
Regis Corp. (d)	2,745,882	41,819,783
		64,936,936
Household Durables - 5.1%
M.D.C. Holdings, Inc.	1,224,300	35,651,616
Meritage Homes Corp. (a)	1,536,160	27,005,693
Ryland Group, Inc.	2,153,837	35,150,620
Tempur-Pedic International, Inc. (a)	400,000	12,268,000
		110,075,929
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	1,465,159	19,721,040
Tsutsumi Jewelry Co. Ltd.	791,400	18,405,716
		38,126,756
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)	1,330,087	21,893,232
TOTAL CONSUMER DISCRETIONARY		235,032,853
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.6%
BJ's Wholesale Club, Inc. (a)	1,390,000	63,314,500
Ingles Markets, Inc. Class A	838,531	13,634,514
		76,949,014
Food Products - 1.1%
Chiquita Brands International, Inc. (a)(d)	1,600,000	23,488,000
TOTAL CONSUMER STAPLES		100,437,014
ENERGY - 5.7%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	2,841,700	64,762,343
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Co. Class A	1,950,000	58,149,000
TOTAL ENERGY		122,911,343
FINANCIALS - 37.0%
Capital Markets - 2.8%
optionsXpress Holdings, Inc. (a)	2,055,000	32,058,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
TradeStation Group, Inc. (a)(e)	2,062,291	$ 13,178,039
Waddell & Reed Financial, Inc. Class A	640,000	15,251,200
		60,487,239
Commercial Banks - 11.8%
Associated Banc-Corp.	3,687,610	50,114,620
CapitalSource, Inc.	6,405,000	34,458,900
City National Corp.	784,900	44,480,283
National Penn Bancshares, Inc.	2,775,154	18,482,526
PacWest Bancorp (e)	1,794,200	37,552,606
TCF Financial Corp. (d)	3,385,800	53,631,072
Western Liberty Bancorp (a)(e)	2,400,000	14,976,000
		253,696,007
Insurance - 7.3%
Alterra Capital Holdings Ltd.	2,057,411	39,810,903
Aspen Insurance Holdings Ltd.	1,820,200	49,782,470
Platinum Underwriters Holdings Ltd.	1,696,975	66,317,783
		155,911,156
Real Estate Investment Trusts - 8.4%
Alexandria Real Estate Equities, Inc. (d)	848,300	59,847,565
DCT Industrial Trust, Inc.	10,000,000	46,900,000
Highwoods Properties, Inc. (SBI)	1,470,330	46,036,032
National Retail Properties, Inc. (d)	1,140,000	26,356,800
		179,140,397
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	538,628	41,722,125
Thrifts & Mortgage Finance - 4.8%
Astoria Financial Corp.	4,318,152	57,172,332
Washington Federal, Inc.	2,616,175	45,521,445
		102,693,777
TOTAL FINANCIALS		793,650,701
HEALTH CARE - 6.3%
Health Care Providers & Services - 6.3%
Centene Corp. (a)	972,542	20,724,870
Chemed Corp.	510,200	26,999,784
MEDNAX, Inc. (a)	721,500	34,018,725
Providence Service Corp. (a)(e)	1,016,495	14,637,528
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Team Health Holdings, Inc.	2,146,700	$ 28,143,237
VCA Antech, Inc. (a)	518,000	10,795,120
		135,319,264
INDUSTRIALS - 12.8%
Commercial Services & Supplies - 7.0%
ACCO Brands Corp. (a)(e)	3,720,923	22,027,864
HNI Corp. (d)	2,149,671	55,547,499
Knoll, Inc.	1,412,898	19,822,959
United Stationers, Inc. (a)	990,400	53,630,160
		151,028,482
Machinery - 1.3%
Blount International, Inc. (a)(e)	2,604,723	27,740,300
Trading Companies & Distributors - 4.5%
H&E Equipment Services, Inc. (a)(e)	3,489,408	30,357,850
WESCO International, Inc. (a)	1,825,000	65,572,250
		95,930,100
TOTAL INDUSTRIALS		274,698,882
INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	29,254,318
Electronic Equipment & Components - 4.0%
Ingram Micro, Inc. Class A (a)	2,253,100	37,243,743
Macnica, Inc.	677,400	14,837,353
Ryoyo Electro Corp. (e)	1,772,700	18,932,046
SYNNEX Corp. (a)	558,898	14,749,318
		85,762,460
Internet Software & Services - 1.7%
DealerTrack Holdings, Inc. (a)	1,383,804	21,601,180
j2 Global Communications, Inc. (a)	630,149	14,827,406
		36,428,586
Semiconductors & Semiconductor Equipment - 0.7%
Miraial Co. Ltd. (e)	570,200	15,372,473
Software - 0.5%
Monotype Imaging Holdings, Inc. (a)	1,358,151	11,299,816
TOTAL INFORMATION TECHNOLOGY		178,117,653
Common Stocks - continued
	Shares	Value
MATERIALS - 5.0%
Chemicals - 0.7%
Spartech Corp. (a)	1,387,702	$ 14,515,363
Metals & Mining - 4.3%
Carpenter Technology Corp.	1,284,380	44,889,081
RTI International Metals, Inc. (a)(e)	1,692,597	48,035,903
		92,924,984
TOTAL MATERIALS		107,440,347
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc. (a)	1,665,000	14,352,300
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc.	1,960,000	46,804,800
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	36,383,916
UGI Corp.	2,000,000	53,920,000
		90,303,916
TOTAL UTILITIES		137,108,716
TOTAL COMMON STOCKS (Cost $1,920,724,852)		2,099,069,073
Nonconvertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.6%
M/I Homes, Inc. Series A, 9.75% (a)	734,300	13,033,825
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	18,013,380
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,083,684)		31,047,205
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	15,579,695	$ 15,579,695
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	59,928,075	59,928,075
TOTAL MONEY MARKET FUNDS (Cost $75,507,770)		75,507,770
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $2,016,316,306)		2,205,624,048
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(58,464,582)
NET ASSETS - 100%		$ 2,147,159,466
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,495
Fidelity Securities Lending Cash Central Fund	278,970
Total	$ 321,465
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 5,466,534	$ 19,961,967	$ -	$ -	$ 22,027,864
Blount International, Inc.	17,199,578	8,372,649	-	-	27,740,300
Carpenter Technology Corp.	48,582,409	-	42,768,155	1,546,654	-
H&E Equipment Services, Inc.	17,823,149	19,092,190	-	-	30,357,850
HNI Corp.	48,476,178	12,485,936	14,178,245	1,831,754	-
Miraial Co. Ltd.	11,951,237	-	-	358,374	15,372,473
PacWest Bancorp	-	33,511,723	-	55,188	37,552,606
Providence Service Corp.	5,488,479	7,744,742	-	-	14,637,528
RTI International Metals, Inc.	-	61,889,471	24,610,646	-	48,035,903
Ryoyo Electro Corp.	10,896,174	5,192,230	-	479,261	18,932,046
Spartech Corp.	19,788,775	387,662	2,807,218	-	-
TradeStation Group, Inc.	15,446,560	-	-	-	13,178,039
WESCO International, Inc.	45,676,500	7,269,797	10,057,750	-	-
Western Liberty Bancorp	-	23,351,352	-	-	14,976,000
Total	$ 246,795,573	$ 199,259,719	$ 94,422,014	$ 4,271,231	$ 242,810,609
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 248,066,678	$ 248,066,678	$ -	$ -
Consumer Staples	100,437,014	100,437,014	-	-
Energy	122,911,343	122,911,343	-	-
Financials	811,664,081	796,688,081	14,976,000	-
Health Care	135,319,264	135,319,264	-	-
Industrials	274,698,882	274,698,882	-	-
Information Technology	178,117,653	178,117,653	-	-
Materials	107,440,347	107,440,347	-	-
Telecommunication Services	14,352,300	14,352,300	-	-
Utilities	137,108,716	137,108,716	-	-
Money Market Funds	75,507,770	75,507,770	-	-
Total Investments in Securities:	$ 2,205,624,048	$ 2,190,648,048	$ 14,976,000	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Bermuda	7.3%
Japan	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $58,391,724) - See accompanying schedule: Unaffiliated issuers (cost $1,688,193,871)	$ 1,887,305,669
Fidelity Central Funds (cost $75,507,770)	75,507,770
Other affiliated issuers (cost $252,614,665)	242,810,609
Total Investments (cost $2,016,316,306)		$ 2,205,624,048
Receivable for fund shares sold		4,429,744
Dividends receivable		1,263,751
Distributions receivable from Fidelity Central Funds		11,305
Receivable from investment adviser for expense reductions		4,703
Other receivables		78,788
Total assets		2,211,412,339

Liabilities
Payable for investments purchased	$ 947,463
Payable for fund shares redeemed	1,282,259
Accrued management fee	1,466,676
Distribution fees payable	74,394
Other affiliated payables	496,956
Other payables and accrued expenses	57,050
Collateral on securities loaned, at value	59,928,075
Total liabilities		64,252,873

Net Assets		$ 2,147,159,466
Net Assets consist of:
Paid in capital		$ 1,944,622,631
Undistributed net investment income		5,209,766
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,011,200
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,315,869
Net Assets		$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($96,993,684 ÷ 7,213,042 shares)	$ 13.45

Maximum offering price per share (100/94.25 of $13.45)	$ 14.27
Class T: Net Asset Value and redemption price per share ($44,090,912 ÷ 3,306,403 shares)	$ 13.34

Maximum offering price per share (100/96.50 of $13.34)	$ 13.82
Class B: Net Asset Value and offering price per share ($9,746,855 ÷ 745,164 shares)A	$ 13.08

Class C: Net Asset Value and offering price per share ($37,345,521 ÷ 2,854,186 shares)A	$ 13.08

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,770,674,882 ÷ 130,574,752 shares)	$ 13.56

Class F: Net Asset Value, offering price and redemption price per share ($109,867,616 ÷ 8,090,051 shares)	$ 13.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($78,439,996 ÷ 5,777,920 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends (including $4,271,231 earned from other affiliated issuers)		$ 24,688,740
Special dividends		5,143,528
Interest		18,401
Income from Fidelity Central Funds		321,465
Total income		30,172,134

Expenses
Management fee Basic fee	$ 13,665,863
Performance adjustment	2,744,643
Transfer agent fees	5,310,263
Distribution fees	751,876
Accounting and security lending fees	646,723
Custodian fees and expenses	45,637
Independent trustees' compensation	10,825
Registration fees	153,912
Audit	56,974
Legal	7,506
Interest	635
Miscellaneous	27,954
Total expenses before reductions	23,422,811
Expense reductions	(213,251)	23,209,560
Net investment income (loss)		6,962,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,463,263
Other affiliated issuers	20,012,303
Foreign currency transactions	10,642
Capital gain distributions from Fidelity Central Funds	9,755
Total net realized gain (loss)		188,495,963
Change in net unrealized appreciation (depreciation) on: Investment securities	137,326,654
Assets and liabilities in foreign currencies	7,003
Total change in net unrealized appreciation (depreciation)		137,333,657
Net gain (loss)		325,829,620
Net increase (decrease) in net assets resulting from operations		$ 332,792,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,962,574	$ 11,185,799
Net realized gain (loss)	188,495,963	(175,985,663)
Change in net unrealized appreciation (depreciation)	137,333,657	144,791,983
Net increase (decrease) in net assets resulting from operations	332,792,194	(20,007,881)
Distributions to shareholders from net investment income	(6,560,137)	(8,301,273)
Distributions to shareholders from net realized gain	-	(12,095,172)
Total distributions	(6,560,137)	(20,396,445)
Share transactions - net increase (decrease)	209,101,603	392,456,300
Redemption fees	534,282	448,503
Total increase (decrease) in net assets	535,867,942	352,500,477

Net Assets
Beginning of period	1,611,291,524	1,258,791,047
End of period (including undistributed net investment income of $5,209,766 and undistributed net investment income of $5,059,582, respectively)	$ 2,147,159,466	$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Income from Investment Operations
Net investment income (loss) C	.02 F	.08	(.01)	(.06)	(.03)
Net realized and unrealized gain (loss)	2.33	(.60)	(1.98)	1.90	.74
Total from investment operations	2.35	(.52)	(1.99)	1.84	.71
Distributions from net investment income	(.03)	(.06)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.67)	(.35)
Total distributions	(.03)	(.17)	(.53)	(.67)	(.35)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Total Return A,B	21.16%	(4.37)%	(14.35)%	14.59%	5.72%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.45%	1.43%	1.45%	1.51%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.40%	1.36%
Net investment income (loss)	.17% F	.81%	(.05)%	(.44)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,994	$ 55,029	$ 52,446	$ 61,357	$ 39,931
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.01) F	.05	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	2.31	(.59)	(1.97)	1.90	.74
Total from investment operations	2.30	(.54)	(2.01)	1.80	.67
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.65)	(.33)
Total distributions	(.01)	(.15)	(.53)	(.65)	(.33)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Total Return A,B	20.87%	(4.57)%	(14.58)%	14.34%	5.47%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.70%	1.68%	1.66%	1.67%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.61%
Net investment income (loss)	(.08)% F	.56%	(.30)%	(.69)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,091	$ 28,534	$ 32,091	$ 51,518	$ 45,460
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.27	(.59)	(1.96)	1.90	.74
Total from investment operations	2.20	(.58)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.28)
Total distributions	-	(.14)	(.53)	(.61)	(.28)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.22%	(5.05)%	(15.04)%	13.78%	4.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,747	$ 7,153	$ 7,886	$ 12,075	$ 10,214
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.26	(.58)	(1.96)	1.90	.74
Total from investment operations	2.19	(.57)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.29)
Total distributions	-	(.14)	(.53)	(.61)	(.29)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.11%	(4.98)%	(15.04)%	13.77%	4.92%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.22%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,346	$ 21,345	$ 20,924	$ 34,155	$ 26,791
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.05 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.60)	(1.99)	1.91	.74
Total from investment operations	2.39	(.50)	(1.96)	1.89	.75
Distributions from net investment income	(.05)	(.08)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.05)	(.19)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.32%	(4.15)%	(14.10)%	14.96%	6.07%
Ratios to Average Net Assets C,F
Expenses before reductions	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of fee waivers, if any	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of all reductions	1.17%	1.20%	1.13%	1.11%	1.06%
Net investment income (loss)	.39% E	1.01%	.22%	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.01
Net realized and unrealized gain (loss)	2.34	.94 H
Total from investment operations	2.43	.95
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital D,K	-	-
Net asset value, end of period	$ 13.58	$ 11.22
Total Return B,C	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.90%	.86% A
Expenses net of fee waivers, if any	.90%	.86% A
Expenses net of all reductions	.89%	.86% A
Net investment income (loss)	.67% G	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,868	$ 159
Portfolio turnover rate F	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.59)	(1.99)	1.91	.74
Total from investment operations	2.40	(.49)	(1.96)	1.89	.75
Distributions from net investment income	(.06)	(.07)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.06)	(.18)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.42%	(4.04)%	(14.10)%	14.99%	6.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.12%	1.20%	1.13%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.15%	1.13%	1.10%	1.08%
Expenses net of all reductions	1.12%	1.15%	1.13%	1.10%	1.05%
Net investment income (loss)	.45% E	1.06%	.22%	(.13)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,440	$ 10,336	$ 8,584	$ 11,594	$ 9,422
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 346,140,241
Gross unrealized depreciation	(160,277,473)
Net unrealized appreciation (depreciation)	$ 185,862,768

Tax Cost	$ 2,019,761,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,209,766
Undistributed long-term capital gain	$ 11,456,174
Net unrealized appreciation (depreciation)	$ 185,870,895

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,560,137	$ 8,301,273
Long-term Capital Gains	-	12,095,172
Total	$ 6,560,137	$ 20,396,445

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,124,184,474 and $918,879,120, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 191,085	$ 8,941
Class T	.25%	.25%	179,850	-
Class B	.75%	.25%	86,355	64,822
Class C	.75%	.25%	294,586	80,570
			$ 751,876	$ 154,333

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,522
Class T	8,611
Class B*	21,775
Class C*	3,135
$ 82,043

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 243,601.32
Class T	116,575.32
Class B	27,836.32
Class C	94,179.32
Small Cap Value	4,734,141.28
Institutional Class	93,931.22
	$ 5,310,263

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,973 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,401,500.39%		$ 635

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

7. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $278,970.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 52,534
Class T	1.65%	26,830
Class B	2.15%	6,293
Class C	2.15%	20,630
		$ 106,287

Effective October 1, 2010 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $106,964 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 159,193	$ 252,162
Class T	36,920	111,704
Class B	-	20,177
Class C	-	45,207
Small Cap Value	6,230,380	7,822,387
Class F	28,266	-
Institutional Class	105,378	49,636
Total	$ 6,560,137	$ 8,301,273

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 496,925
Class T	-	350,121
Class B	-	77,046
Class C	-	207,577
Small Cap Value	-	10,883,170
Institutional Class	-	80,333
Total	$ -	$ 12,095,172

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,231,111	2,028,986	$ 54,936,600	$ 19,478,233
Reinvestment of distributions	12,276	64,970	146,358	694,477
Shares redeemed	(1,973,236)	(1,588,437)	(25,421,999)	(14,658,645)
Net increase (decrease)	2,270,151	505,519	$ 29,660,959	$ 5,514,065
Class T
Shares sold	1,449,265	1,489,054	$ 18,793,141	$ 15,806,614
Reinvestment of distributions	3,030	40,641	35,906	449,360
Shares redeemed	(727,616)	(1,680,727)	(9,211,959)	(14,685,646)
Net increase (decrease)	724,679	(151,032)	$ 9,617,088	$ 1,570,328
Class B
Shares sold	262,419	305,827	$ 3,340,905	$ 3,051,319
Reinvestment of distributions	-	7,759	-	85,943
Shares redeemed	(174,554)	(335,978)	(2,189,700)	(2,971,686)
Net increase (decrease)	87,865	(22,392)	$ 1,151,205	$ 165,576
Class C
Shares sold	1,327,692	832,906	$ 17,060,657	$ 7,981,000
Reinvestment of distributions	-	19,410	-	217,621
Shares redeemed	(434,251)	(694,752)	(5,448,332)	(6,287,773)
Net increase (decrease)	893,441	157,564	$ 11,612,325	$ 1,910,848

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Small Cap Value
Shares sold	45,122,251	61,277,579	$ 585,925,779	$ 600,357,815
Reinvestment of distributions	507,903	1,741,583	6,101,827	18,397,974
Shares redeemed	(47,781,912)	(25,782,005)	(605,149,428)	(237,589,067)
Net increase (decrease)	(2,151,758)	37,237,157	$ (13,121,822)	$ 381,166,722
Class F
Shares sold	8,411,513	14,205	$ 109,778,609	$ 144,857
Reinvestment of distributions	2,350	-	28,266	-
Shares redeemed	(337,999)	(18)	(4,618,215)	(181)
Net increase (decrease)	8,075,864	14,187	$ 105,188,660	$ 144,676
Institutional Class
Shares sold	5,522,070	479,087	$ 73,692,691	$ 4,626,811
Reinvestment of distributions	7,512	8,812	90,344	93,632
Shares redeemed	(671,565)	(288,597)	(8,789,847)	(2,736,358)
Net increase (decrease)	4,858,017	199,302	$ 64,993,188	$ 1,984,085

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-
2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	09/09/10	09/08/10	$0.022	$0.066
Class T	09/09/10	09/08/10	$0.005	$0.066
Class B	09/09/10	09/08/10	$-	$0.066
Class C	09/09/10	09/08/10	$-	$0.066

Class A and Class T designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2010 $11,953,854, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, the retail class, and Class F ranked below its competitive median for the period, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCV-UANN-0910
1.803731.105

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor

Small Cap Value

Fund - Institutional Class

Annual Report

July 31, 2010
(2_fidelity_logos) (Registered_Trademark)

Institutional Class
is a class of Fidelity®
Small Cap Value Fund

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion of Fund Performance	<Click Here>	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

A yearlong uptrend in global equity markets reversed course in late April 2010 when investor sentiment turned bearish due in great measure to concern that Europe's debt crisis would expand and slow or derail economic recovery. However, a bounceback in July helped to recover some of the ground that was lost. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

(The chairman's signature appears here.)

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended July 31, 2010	Past 1 year	Past 5 years	Life of fundA
Institutional Class	21.42%	4.07%	8.14%

A From November 3, 2004.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Value Fund - Institutional Class on November 3, 2004, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stock markets saw double-digit gains for the year ending July 31, 2010, despite the return of market volatility and risk aversion during the first half of 2010. An impressive bull run continued through 2009, bolstered by improvement in the economy and credit markets. Early in the new year, however, stocks fell sharply amid concerns about the global economic recovery, fueled by European debt woes and China's efforts to restrain inflation. After this brief dip, markets regained their upward momentum, as government stimulus and significant corporate cost cutting led to encouraging earnings reports, improved credit conditions and rising consumer confidence. Positive news continued through mid-April, when the Dow Jones Industrial AverageSM pushed above the 11,000 mark for the first time in 19 months. That milestone was short-lived, however, as heightened concern about the European debt crisis sparked an abrupt sell-off in May, leading to the first official correction since the rally began in March 2009. Although the market's malaise continued through June, stocks saw solid gains in July. For the year, the Dow rose 17.28%, while the S&P 500® Index was up 13.84%. Elsewhere, the technology-laden Nasdaq Composite® Index returned 14.99%. Small- and mid-cap stocks performed best, as measured by the 18.43% increase of the Russell 2000® Index and the 23.21% gain of the Russell Midcap® Index.

Comments from Charles Myers, Portfolio Manager of Fidelity Advisor Small Cap Value Fund: For the year, the fund's Institutional Class shares rose 21.42%, compared with 20.11% for the benchmark Russell 2000 Value Index. Security selection in financials helped, especially banks and real estate stocks, although my diversified financials holdings didn't do well. Stock picking in consumer staples - especially food/staples retailing - as well as energy and materials also were notable positives, while consumer discretionary hurt. On an individual security basis, the fund's top contributors included Carpenter Technology, a specialty metals manufacturer, and real estate stocks Alexandria Real Estate Equities and Jones Lang LaSalle. Oil and gas company Mariner Energy also helped. I sold my stake shortly after the company agreed to be acquired for a premium price. In contrast, auto-industry challenges hurt DealerTrack Holdings, a car-dealer software and services provider, and Penske Automotive Group, a dealership chain I sold before period end. Utility RRI Energy, another stock I sold, also detracted. Many of the names I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010 to July 31, 2010).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During Period* February 1, 2010 to July 31, 2010
Class A	1.40%
Actual		$ 1,000.00	$ 1,070.90	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,017.85	$ 7.00
Class T	1.65%
Actual		$ 1,000.00	$ 1,069.80	$ 8.47
HypotheticalA		$ 1,000.00	$ 1,016.61	$ 8.25
Class B	2.15%
Actual		$ 1,000.00	$ 1,066.90	$ 11.02
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Class C	2.15%
Actual		$ 1,000.00	$ 1,066.00	$ 11.01
HypotheticalA		$ 1,000.00	$ 1,014.13	$ 10.74
Small Cap Value	1.16%
Actual		$ 1,000.00	$ 1,071.90	$ 5.96
HypotheticalA		$ 1,000.00	$ 1,019.04	$ 5.81
Class F	.90%
Actual		$ 1,000.00	$ 1,073.50	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.33	$ 4.51
Institutional Class	1.12%
Actual		$ 1,000.00	$ 1,072.70	$ 5.76
HypotheticalA		$ 1,000.00	$ 1,019.24	$ 5.61

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Platinum Underwriters Holdings Ltd.	3.1	2.8
WESCO International, Inc.	3.1	3.0
Superior Energy Services, Inc.	3.0	2.7
BJ's Wholesale Club, Inc.	3.0	2.4
Alexandria Real Estate Equities, Inc.	2.8	2.8
Berry Petroleum Co. Class A	2.7	0.0
Astoria Financial Corp.	2.7	3.4
HNI Corp.	2.6	2.6
UGI Corp.	2.5	0.0
TCF Financial Corp.	2.5	2.2
	28.0
Top Five Market Sectors as of July 31, 2010
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	37.8	35.7
Industrials	12.8	13.5
Consumer Discretionary	11.5	11.3
Information Technology	8.3	9.9
Utilities	6.4	4.8
Asset Allocation (% of fund's net assets)
As of July 31, 2010*		As of January 31, 2010**
	Stocks 99.2%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.8%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	10.5%	** Foreign investments	9.6%

Annual Report

Investments July 31, 2010

Showing Percentage of Net Assets

Common Stocks - 97.8%
	Shares	Value
CONSUMER DISCRETIONARY - 10.9%
Diversified Consumer Services - 3.0%
Matthews International Corp. Class A	640,187	$ 23,117,153
Regis Corp. (d)	2,745,882	41,819,783
		64,936,936
Household Durables - 5.1%
M.D.C. Holdings, Inc.	1,224,300	35,651,616
Meritage Homes Corp. (a)	1,536,160	27,005,693
Ryland Group, Inc.	2,153,837	35,150,620
Tempur-Pedic International, Inc. (a)	400,000	12,268,000
		110,075,929
Specialty Retail - 1.8%
Asbury Automotive Group, Inc. (a)	1,465,159	19,721,040
Tsutsumi Jewelry Co. Ltd.	791,400	18,405,716
		38,126,756
Textiles, Apparel & Luxury Goods - 1.0%
Iconix Brand Group, Inc. (a)	1,330,087	21,893,232
TOTAL CONSUMER DISCRETIONARY		235,032,853
CONSUMER STAPLES - 4.7%
Food & Staples Retailing - 3.6%
BJ's Wholesale Club, Inc. (a)	1,390,000	63,314,500
Ingles Markets, Inc. Class A	838,531	13,634,514
		76,949,014
Food Products - 1.1%
Chiquita Brands International, Inc. (a)(d)	1,600,000	23,488,000
TOTAL CONSUMER STAPLES		100,437,014
ENERGY - 5.7%
Energy Equipment & Services - 3.0%
Superior Energy Services, Inc. (a)	2,841,700	64,762,343
Oil, Gas & Consumable Fuels - 2.7%
Berry Petroleum Co. Class A	1,950,000	58,149,000
TOTAL ENERGY		122,911,343
FINANCIALS - 37.0%
Capital Markets - 2.8%
optionsXpress Holdings, Inc. (a)	2,055,000	32,058,000
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
TradeStation Group, Inc. (a)(e)	2,062,291	$ 13,178,039
Waddell & Reed Financial, Inc. Class A	640,000	15,251,200
		60,487,239
Commercial Banks - 11.8%
Associated Banc-Corp.	3,687,610	50,114,620
CapitalSource, Inc.	6,405,000	34,458,900
City National Corp.	784,900	44,480,283
National Penn Bancshares, Inc.	2,775,154	18,482,526
PacWest Bancorp (e)	1,794,200	37,552,606
TCF Financial Corp. (d)	3,385,800	53,631,072
Western Liberty Bancorp (a)(e)	2,400,000	14,976,000
		253,696,007
Insurance - 7.3%
Alterra Capital Holdings Ltd.	2,057,411	39,810,903
Aspen Insurance Holdings Ltd.	1,820,200	49,782,470
Platinum Underwriters Holdings Ltd.	1,696,975	66,317,783
		155,911,156
Real Estate Investment Trusts - 8.4%
Alexandria Real Estate Equities, Inc. (d)	848,300	59,847,565
DCT Industrial Trust, Inc.	10,000,000	46,900,000
Highwoods Properties, Inc. (SBI)	1,470,330	46,036,032
National Retail Properties, Inc. (d)	1,140,000	26,356,800
		179,140,397
Real Estate Management & Development - 1.9%
Jones Lang LaSalle, Inc.	538,628	41,722,125
Thrifts & Mortgage Finance - 4.8%
Astoria Financial Corp.	4,318,152	57,172,332
Washington Federal, Inc.	2,616,175	45,521,445
		102,693,777
TOTAL FINANCIALS		793,650,701
HEALTH CARE - 6.3%
Health Care Providers & Services - 6.3%
Centene Corp. (a)	972,542	20,724,870
Chemed Corp.	510,200	26,999,784
MEDNAX, Inc. (a)	721,500	34,018,725
Providence Service Corp. (a)(e)	1,016,495	14,637,528
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Team Health Holdings, Inc.	2,146,700	$ 28,143,237
VCA Antech, Inc. (a)	518,000	10,795,120
		135,319,264
INDUSTRIALS - 12.8%
Commercial Services & Supplies - 7.0%
ACCO Brands Corp. (a)(e)	3,720,923	22,027,864
HNI Corp. (d)	2,149,671	55,547,499
Knoll, Inc.	1,412,898	19,822,959
United Stationers, Inc. (a)	990,400	53,630,160
		151,028,482
Machinery - 1.3%
Blount International, Inc. (a)(e)	2,604,723	27,740,300
Trading Companies & Distributors - 4.5%
H&E Equipment Services, Inc. (a)(e)	3,489,408	30,357,850
WESCO International, Inc. (a)	1,825,000	65,572,250
		95,930,100
TOTAL INDUSTRIALS		274,698,882
INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.4%
ViaSat, Inc. (a)	809,472	29,254,318
Electronic Equipment & Components - 4.0%
Ingram Micro, Inc. Class A (a)	2,253,100	37,243,743
Macnica, Inc.	677,400	14,837,353
Ryoyo Electro Corp. (e)	1,772,700	18,932,046
SYNNEX Corp. (a)	558,898	14,749,318
		85,762,460
Internet Software & Services - 1.7%
DealerTrack Holdings, Inc. (a)	1,383,804	21,601,180
j2 Global Communications, Inc. (a)	630,149	14,827,406
		36,428,586
Semiconductors & Semiconductor Equipment - 0.7%
Miraial Co. Ltd. (e)	570,200	15,372,473
Software - 0.5%
Monotype Imaging Holdings, Inc. (a)	1,358,151	11,299,816
TOTAL INFORMATION TECHNOLOGY		178,117,653
Common Stocks - continued
	Shares	Value
MATERIALS - 5.0%
Chemicals - 0.7%
Spartech Corp. (a)	1,387,702	$ 14,515,363
Metals & Mining - 4.3%
Carpenter Technology Corp.	1,284,380	44,889,081
RTI International Metals, Inc. (a)(e)	1,692,597	48,035,903
		92,924,984
TOTAL MATERIALS		107,440,347
TELECOMMUNICATION SERVICES - 0.7%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc. (a)	1,665,000	14,352,300
UTILITIES - 6.4%
Electric Utilities - 2.2%
Westar Energy, Inc.	1,960,000	46,804,800
Gas Utilities - 4.2%
Southwest Gas Corp.	1,130,989	36,383,916
UGI Corp.	2,000,000	53,920,000
		90,303,916
TOTAL UTILITIES		137,108,716
TOTAL COMMON STOCKS (Cost $1,920,724,852)		2,099,069,073
Nonconvertible Preferred Stocks - 1.4%

CONSUMER DISCRETIONARY - 0.6%
Household Durables - 0.6%
M/I Homes, Inc. Series A, 9.75% (a)	734,300	13,033,825
FINANCIALS - 0.8%
Real Estate Investment Trusts - 0.8%
Developers Diversified Realty Corp. (depositary shares) Series H, 7.375%	818,790	18,013,380
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $20,083,684)		31,047,205
Money Market Funds - 3.5%
	Shares	Value
Fidelity Cash Central Fund, 0.24% (b)	15,579,695	$ 15,579,695
Fidelity Securities Lending Cash Central Fund, 0.27% (b)(c)	59,928,075	59,928,075
TOTAL MONEY MARKET FUNDS (Cost $75,507,770)		75,507,770
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $2,016,316,306)		2,205,624,048
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(58,464,582)
NET ASSETS - 100%		$ 2,147,159,466
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 42,495
Fidelity Securities Lending Cash Central Fund	278,970
Total	$ 321,465
Other Affiliated Issuers
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliates	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACCO Brands Corp.	$ 5,466,534	$ 19,961,967	$ -	$ -	$ 22,027,864
Blount International, Inc.	17,199,578	8,372,649	-	-	27,740,300
Carpenter Technology Corp.	48,582,409	-	42,768,155	1,546,654	-
H&E Equipment Services, Inc.	17,823,149	19,092,190	-	-	30,357,850
HNI Corp.	48,476,178	12,485,936	14,178,245	1,831,754	-
Miraial Co. Ltd.	11,951,237	-	-	358,374	15,372,473
PacWest Bancorp	-	33,511,723	-	55,188	37,552,606
Providence Service Corp.	5,488,479	7,744,742	-	-	14,637,528
RTI International Metals, Inc.	-	61,889,471	24,610,646	-	48,035,903
Ryoyo Electro Corp.	10,896,174	5,192,230	-	479,261	18,932,046
Spartech Corp.	19,788,775	387,662	2,807,218	-	-
TradeStation Group, Inc.	15,446,560	-	-	-	13,178,039
WESCO International, Inc.	45,676,500	7,269,797	10,057,750	-	-
Western Liberty Bancorp	-	23,351,352	-	-	14,976,000
Total	$ 246,795,573	$ 199,259,719	$ 94,422,014	$ 4,271,231	$ 242,810,609
Other Information

The following is a summary of the inputs used, as of July 31, 2010, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 248,066,678	$ 248,066,678	$ -	$ -
Consumer Staples	100,437,014	100,437,014	-	-
Energy	122,911,343	122,911,343	-	-
Financials	811,664,081	796,688,081	14,976,000	-
Health Care	135,319,264	135,319,264	-	-
Industrials	274,698,882	274,698,882	-	-
Information Technology	178,117,653	178,117,653	-	-
Materials	107,440,347	107,440,347	-	-
Telecommunication Services	14,352,300	14,352,300	-	-
Utilities	137,108,716	137,108,716	-	-
Money Market Funds	75,507,770	75,507,770	-	-
Total Investments in Securities:	$ 2,205,624,048	$ 2,190,648,048	$ 14,976,000	$ -
Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	89.5%
Bermuda	7.3%
Japan	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2010

Assets
Investment in securities, at value (including securities loaned of $58,391,724) - See accompanying schedule: Unaffiliated issuers (cost $1,688,193,871)	$ 1,887,305,669
Fidelity Central Funds (cost $75,507,770)	75,507,770
Other affiliated issuers (cost $252,614,665)	242,810,609
Total Investments (cost $2,016,316,306)		$ 2,205,624,048
Receivable for fund shares sold		4,429,744
Dividends receivable		1,263,751
Distributions receivable from Fidelity Central Funds		11,305
Receivable from investment adviser for expense reductions		4,703
Other receivables		78,788
Total assets		2,211,412,339

Liabilities
Payable for investments purchased	$ 947,463
Payable for fund shares redeemed	1,282,259
Accrued management fee	1,466,676
Distribution fees payable	74,394
Other affiliated payables	496,956
Other payables and accrued expenses	57,050
Collateral on securities loaned, at value	59,928,075
Total liabilities		64,252,873

Net Assets		$ 2,147,159,466
Net Assets consist of:
Paid in capital		$ 1,944,622,631
Undistributed net investment income		5,209,766
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		8,011,200
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		189,315,869
Net Assets		$ 2,147,159,466

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

July 31, 2010

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($96,993,684 ÷ 7,213,042 shares)	$ 13.45

Maximum offering price per share (100/94.25 of $13.45)	$ 14.27
Class T: Net Asset Value and redemption price per share ($44,090,912 ÷ 3,306,403 shares)	$ 13.34

Maximum offering price per share (100/96.50 of $13.34)	$ 13.82
Class B: Net Asset Value and offering price per share ($9,746,855 ÷ 745,164 shares)A	$ 13.08

Class C: Net Asset Value and offering price per share ($37,345,521 ÷ 2,854,186 shares)A	$ 13.08

Small Cap Value: Net Asset Value, offering price and redemption price per share ($1,770,674,882 ÷ 130,574,752 shares)	$ 13.56

Class F: Net Asset Value, offering price and redemption price per share ($109,867,616 ÷ 8,090,051 shares)	$ 13.58

Institutional Class: Net Asset Value, offering price and redemption price per share ($78,439,996 ÷ 5,777,920 shares)	$ 13.58

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended July 31, 2010

Investment Income
Dividends (including $4,271,231 earned from other affiliated issuers)		$ 24,688,740
Special dividends		5,143,528
Interest		18,401
Income from Fidelity Central Funds		321,465
Total income		30,172,134

Expenses
Management fee Basic fee	$ 13,665,863
Performance adjustment	2,744,643
Transfer agent fees	5,310,263
Distribution fees	751,876
Accounting and security lending fees	646,723
Custodian fees and expenses	45,637
Independent trustees' compensation	10,825
Registration fees	153,912
Audit	56,974
Legal	7,506
Interest	635
Miscellaneous	27,954
Total expenses before reductions	23,422,811
Expense reductions	(213,251)	23,209,560
Net investment income (loss)		6,962,574
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	168,463,263
Other affiliated issuers	20,012,303
Foreign currency transactions	10,642
Capital gain distributions from Fidelity Central Funds	9,755
Total net realized gain (loss)		188,495,963
Change in net unrealized appreciation (depreciation) on: Investment securities	137,326,654
Assets and liabilities in foreign currencies	7,003
Total change in net unrealized appreciation (depreciation)		137,333,657
Net gain (loss)		325,829,620
Net increase (decrease) in net assets resulting from operations		$ 332,792,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended July 31, 2010	Year ended July 31, 2009
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,962,574	$ 11,185,799
Net realized gain (loss)	188,495,963	(175,985,663)
Change in net unrealized appreciation (depreciation)	137,333,657	144,791,983
Net increase (decrease) in net assets resulting from operations	332,792,194	(20,007,881)
Distributions to shareholders from net investment income	(6,560,137)	(8,301,273)
Distributions to shareholders from net realized gain	-	(12,095,172)
Total distributions	(6,560,137)	(20,396,445)
Share transactions - net increase (decrease)	209,101,603	392,456,300
Redemption fees	534,282	448,503
Total increase (decrease) in net assets	535,867,942	352,500,477

Net Assets
Beginning of period	1,611,291,524	1,258,791,047
End of period (including undistributed net investment income of $5,209,766 and undistributed net investment income of $5,059,582, respectively)	$ 2,147,159,466	$ 1,611,291,524

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 11.82	$ 14.34	$ 13.17	$ 12.80
Income from Investment Operations
Net investment income (loss) C	.02 F	.08	(.01)	(.06)	(.03)
Net realized and unrealized gain (loss)	2.33	(.60)	(1.98)	1.90	.74
Total from investment operations	2.35	(.52)	(1.99)	1.84	.71
Distributions from net investment income	(.03)	(.06)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.67)	(.35)
Total distributions	(.03)	(.17)	(.53)	(.67)	(.35)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.45	$ 11.13	$ 11.82	$ 14.34	$ 13.17
Total Return A,B	21.16%	(4.37)%	(14.35)%	14.59%	5.72%
Ratios to Average Net Assets D,G
Expenses before reductions	1.47%	1.45%	1.43%	1.45%	1.51%
Expenses net of fee waivers, if any	1.40%	1.40%	1.40%	1.40%	1.40%
Expenses net of all reductions	1.39%	1.40%	1.40%	1.40%	1.36%
Net investment income (loss)	.17% F	.81%	(.05)%	(.44)%	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 96,994	$ 55,029	$ 52,446	$ 61,357	$ 39,931
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.10)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.05	$ 11.74	$ 14.28	$ 13.13	$ 12.78
Income from Investment Operations
Net investment income (loss) C	(.01) F	.05	(.04)	(.10)	(.07)
Net realized and unrealized gain (loss)	2.31	(.59)	(1.97)	1.90	.74
Total from investment operations	2.30	(.54)	(2.01)	1.80	.67
Distributions from net investment income	(.01)	(.04)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.65)	(.33)
Total distributions	(.01)	(.15)	(.53)	(.65)	(.33)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.34	$ 11.05	$ 11.74	$ 14.28	$ 13.13
Total Return A,B	20.87%	(4.57)%	(14.58)%	14.34%	5.47%
Ratios to Average Net Assets D,G
Expenses before reductions	1.72%	1.70%	1.68%	1.66%	1.67%
Expenses net of fee waivers, if any	1.65%	1.65%	1.65%	1.65%	1.65%
Expenses net of all reductions	1.64%	1.65%	1.65%	1.65%	1.61%
Net investment income (loss)	(.08)% F	.56%	(.30)%	(.69)%	(.49)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,091	$ 28,534	$ 32,091	$ 51,518	$ 45,460
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.35)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.88	$ 11.60	$ 14.19	$ 13.07	$ 12.73
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.27	(.59)	(1.96)	1.90	.74
Total from investment operations	2.20	(.58)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.28)
Total distributions	-	(.14)	(.53)	(.61)	(.28)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.88	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.22%	(5.05)%	(15.04)%	13.78%	4.97%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.26%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,747	$ 7,153	$ 7,886	$ 12,075	$ 10,214
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 11.60	$ 14.19	$ 13.07	$ 12.74
Income from Investment Operations
Net investment income (loss) C	(.07) F	.01	(.10)	(.17)	(.13)
Net realized and unrealized gain (loss)	2.26	(.58)	(1.96)	1.90	.74
Total from investment operations	2.19	(.57)	(2.06)	1.73	.61
Distributions from net investment income	-	(.03)	-	-	-
Distributions from net realized gain	-	(.11)	(.53)	(.61)	(.29)
Total distributions	-	(.14)	(.53)	(.61)	(.29)
Redemption fees added to paid in capital C	- H	- H	- H	- H	.01
Net asset value, end of period	$ 13.08	$ 10.89	$ 11.60	$ 14.19	$ 13.07
Total Return A,B	20.11%	(4.98)%	(15.04)%	13.77%	4.92%
Ratios to Average Net Assets D,G
Expenses before reductions	2.22%	2.20%	2.18%	2.20%	2.22%
Expenses net of fee waivers, if any	2.15%	2.15%	2.15%	2.15%	2.15%
Expenses net of all reductions	2.14%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(.58)% F	.06%	(.80)%	(1.19)%	(.99)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,346	$ 21,345	$ 20,924	$ 34,155	$ 26,791
Portfolio turnover rate E	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.85)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Small Cap Value

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.05 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.60)	(1.99)	1.91	.74
Total from investment operations	2.39	(.50)	(1.96)	1.89	.75
Distributions from net investment income	(.05)	(.08)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.05)	(.19)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.56	$ 11.22	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.32%	(4.15)%	(14.10)%	14.96%	6.07%
Ratios to Average Net Assets C,F
Expenses before reductions	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of fee waivers, if any	1.18%	1.20%	1.14%	1.11%	1.09%
Expenses net of all reductions	1.17%	1.20%	1.13%	1.11%	1.06%
Net investment income (loss)	.39% E	1.01%	.22%	(.15)%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,770,675	$ 1,488,736	$ 1,136,860	$ 1,233,808	$ 957,720
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Years ended July 31,	2010	2009 I
Selected Per-Share Data
Net asset value, beginning of period	$ 11.22	$ 10.27
Income from Investment Operations
Net investment income (loss) D	.09 G	.01
Net realized and unrealized gain (loss)	2.34	.94 H
Total from investment operations	2.43	.95
Distributions from net investment income	(.07)	-
Redemption fees added to paid in capital D,K	-	-
Net asset value, end of period	$ 13.58	$ 11.22
Total Return B,C	21.69%	9.25%
Ratios to Average Net Assets E,J
Expenses before reductions	.90%	.86% A
Expenses net of fee waivers, if any	.90%	.86% A
Expenses net of all reductions	.89%	.86% A
Net investment income (loss)	.67% G	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 109,868	$ 159
Portfolio turnover rate F	49%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .40%.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

I For the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended July 31,	2010	2009	2008	2007	2006
Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 11.91	$ 14.43	$ 13.22	$ 12.83
Income from Investment Operations
Net investment income (loss) B	.06 E	.10	.03	(.02)	.01
Net realized and unrealized gain (loss)	2.34	(.59)	(1.99)	1.91	.74
Total from investment operations	2.40	(.49)	(1.96)	1.89	.75
Distributions from net investment income	(.06)	(.07)	-	-	(.01)
Distributions from net realized gain	-	(.11)	(.56)	(.68)	(.36)
Total distributions	(.06)	(.18)	(.56)	(.68)	(.37)
Redemption fees added to paid in capital B	- G	- G	- G	- G	.01
Net asset value, end of period	$ 13.58	$ 11.24	$ 11.91	$ 14.43	$ 13.22
Total Return A	21.42%	(4.04)%	(14.10)%	14.99%	6.08%
Ratios to Average Net Assets C,F
Expenses before reductions	1.12%	1.20%	1.13%	1.10%	1.08%
Expenses net of fee waivers, if any	1.12%	1.15%	1.13%	1.10%	1.08%
Expenses net of all reductions	1.12%	1.15%	1.13%	1.10%	1.05%
Net investment income (loss)	.45% E	1.06%	.22%	(.13)%	.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 78,440	$ 10,336	$ 8,584	$ 11,594	$ 9,422
Portfolio turnover rate D	49%	51%	149%	67%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a special dividend which amounted to $.03 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .18%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended July 31, 2010

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class B, Class C, Small Cap Value, Class F and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares will be closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class F shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as investment manager. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of July 31, 2010, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value and are categorized as Level 2 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned amongst each fund in the Trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of July 31, 2010, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 346,140,241
Gross unrealized depreciation	(160,277,473)
Net unrealized appreciation (depreciation)	$ 185,862,768

Tax Cost	$ 2,019,761,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 5,209,766
Undistributed long-term capital gain	$ 11,456,174
Net unrealized appreciation (depreciation)	$ 185,870,895

The tax character of distributions paid was as follows:

	July 31, 2010	July 31, 2009
Ordinary Income	$ 6,560,137	$ 8,301,273
Long-term Capital Gains	-	12,095,172
Total	$ 6,560,137	$ 20,396,445

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,124,184,474 and $918,879,120, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the retail class of the Fund, Small Cap Value as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .85% of the Fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	-%	.25%	$ 191,085	$ 8,941
Class T	.25%	.25%	179,850	-
Class B	.75%	.25%	86,355	64,822
Class C	.75%	.25%	294,586	80,570
			$ 751,876	$ 154,333

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares (1.00% to .50% prior to July 12, 2010) and .25% for certain purchases of Class T shares.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 48,522
Class T	8,611
Class B*	21,775
Class C*	3,135
$ 82,043

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of respective classes of the Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 243,601.32
Class T	116,575.32
Class B	27,836.32
Class C	94,179.32
Small Cap Value	4,734,141.28
Institutional Class	93,931.22
	$ 5,310,263

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,973 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,401,500.39%		$ 635

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.75 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,433 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses

Annual Report

7. Security Lending - continued

associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $278,970.

8. Expense Reductions.

FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser
Class A	1.40%	$ 52,534
Class T	1.65%	26,830
Class B	2.15%	6,293
Class C	2.15%	20,630
		$ 106,287

Effective October 1, 2010 the expense limitations will be eliminated.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $106,964 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended July 31,	2010	2009
From net investment income
Class A	$ 159,193	$ 252,162
Class T	36,920	111,704
Class B	-	20,177
Class C	-	45,207
Small Cap Value	6,230,380	7,822,387
Class F	28,266	-
Institutional Class	105,378	49,636
Total	$ 6,560,137	$ 8,301,273

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Distributions to shareholders of each class were as follows: - continued

Years ended July 31,	2010	2009
From net realized gain
Class A	$ -	$ 496,925
Class T	-	350,121
Class B	-	77,046
Class C	-	207,577
Small Cap Value	-	10,883,170
Institutional Class	-	80,333
Total	$ -	$ 12,095,172

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Class A
Shares sold	4,231,111	2,028,986	$ 54,936,600	$ 19,478,233
Reinvestment of distributions	12,276	64,970	146,358	694,477
Shares redeemed	(1,973,236)	(1,588,437)	(25,421,999)	(14,658,645)
Net increase (decrease)	2,270,151	505,519	$ 29,660,959	$ 5,514,065
Class T
Shares sold	1,449,265	1,489,054	$ 18,793,141	$ 15,806,614
Reinvestment of distributions	3,030	40,641	35,906	449,360
Shares redeemed	(727,616)	(1,680,727)	(9,211,959)	(14,685,646)
Net increase (decrease)	724,679	(151,032)	$ 9,617,088	$ 1,570,328
Class B
Shares sold	262,419	305,827	$ 3,340,905	$ 3,051,319
Reinvestment of distributions	-	7,759	-	85,943
Shares redeemed	(174,554)	(335,978)	(2,189,700)	(2,971,686)
Net increase (decrease)	87,865	(22,392)	$ 1,151,205	$ 165,576
Class C
Shares sold	1,327,692	832,906	$ 17,060,657	$ 7,981,000
Reinvestment of distributions	-	19,410	-	217,621
Shares redeemed	(434,251)	(694,752)	(5,448,332)	(6,287,773)
Net increase (decrease)	893,441	157,564	$ 11,612,325	$ 1,910,848

Annual Report

10. Share Transactions - continued

Transactions for each class of shares were as follows: - continued

	Shares		Dollars
Years ended July 31,	2010	2009A	2010	2009A
Small Cap Value
Shares sold	45,122,251	61,277,579	$ 585,925,779	$ 600,357,815
Reinvestment of distributions	507,903	1,741,583	6,101,827	18,397,974
Shares redeemed	(47,781,912)	(25,782,005)	(605,149,428)	(237,589,067)
Net increase (decrease)	(2,151,758)	37,237,157	$ (13,121,822)	$ 381,166,722
Class F
Shares sold	8,411,513	14,205	$ 109,778,609	$ 144,857
Reinvestment of distributions	2,350	-	28,266	-
Shares redeemed	(337,999)	(18)	(4,618,215)	(181)
Net increase (decrease)	8,075,864	14,187	$ 105,188,660	$ 144,676
Institutional Class
Shares sold	5,522,070	479,087	$ 73,692,691	$ 4,626,811
Reinvestment of distributions	7,512	8,812	90,344	93,632
Shares redeemed	(671,565)	(288,597)	(8,789,847)	(2,736,358)
Net increase (decrease)	4,858,017	199,302	$ 64,993,188	$ 1,984,085

A Share transactions for Class F are for the period June 26, 2009 (commencement of sale of shares) to July 31, 2009.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the Fidelity Freedom Funds and the Fidelity Freedom K Funds were the owners of record, in the aggregate, of approximately 38% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Securities Fund and the Shareholders of Fidelity Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Small Cap Value Fund (a fund of Fidelity Securities Fund) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Small Cap Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 411 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Edward C. Johnson 3d is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
Edward C. Johnson 3d (80)

Year of Election or Appointment: 1984

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (75)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (62)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (66)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment, 2008-present) and was previously a Partner of Clayton, Dubilier & Rice, Inc. (1998-2008). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-
present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (66)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (71)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (61)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (66)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-
present). Previously, Mr. Hogan served as a portfolio manager.

Thomas C. Hense (46)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (42)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (41)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (56)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (63)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Bryan A. Mehrmann (49)
Year of Election or Appointment: 2005 Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments.
Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-
2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (41)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-
present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (52)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolio (2008-present), President and Treasurer of other Fidelity funds (2008-
present) and is an employee of Fidelity Investments.

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Value Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	09/09/10	09/08/10	$0.045	$0.066

Institutional Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2010 $11,953,854, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2011 of amounts for use in preparing 2010 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Value Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2010 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of fund shareholders and that the compensation to be received by Fidelity under the management contract is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interest of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the equity research subcommittee of the Board's Fund Oversight Committee reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. The Board noted FMR's continued focus on strengthening the organization and discipline of equity portfolio management and research.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and restructuring and broadening the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) launching Class F of certain funds as a lower-fee class available to Freedom K and Freedom Index Funds; (iv) lowering the initial investment minimums and ongoing balance requirements for Real Estate High Income Fund; (v) eliminating subsequent purchase minimums for all funds and adding a waiver of the investment minimum requirement for new accounts opened with the proceeds of a systematic withdrawal plan; (vi) eliminating the withdrawal minimum and maximum limits for systematic withdrawals from Advisor funds; (vii) expanding sales load waivers on Class A shares for Destiny Planholders and expanding Institutional Class eligibility for Class O Destiny Planholders; and (viii) changing certain Class A and Class T sales charge structures to further align them with industry practices.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class (except Class F), as well as the fund's relative investment performance for each class (except Class F) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2009, the cumulative total returns of Institutional Class (Class I) and Class B of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Institutional Class (Class I) and Class B show the performance of the highest and lowest performing classes, respectively (based on five-year performance). (Class F had less than one year of performance as of December 31, 2009.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Institutional Class (Class I) of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Institutional Class (Class I) of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in recent years, the Board concluded that the nature, extent, and quality of investment management and support services and of shareholder and administrative services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Annual Report

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Small Cap Value Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2009. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expenses. In its review of each class's total expenses, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered current and historical total expenses of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expenses of each of Class A, Class B, the retail class, and Class F ranked below its competitive median for the period, the total expenses of each of Class C and Institutional Class ranked equal to its competitive median for the period, and the total expenses of Class T ranked above its competitive median for the period. The Board considered that the total expenses for Class T were above the median primarily because its 12b-1 fee is higher than the typical front-end load class. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expenses of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expenses and fees charged to other Fidelity clients, the Board concluded that the total expenses of each class of the fund were reasonable, although in one case above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and were satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, the rationale for the compensation structure, and how the compensation structure provides appropriate performance incentives; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) management and other fees paid by FMR to affiliated sub-advisers on behalf of the Fidelity funds; (vi) Fidelity's fee structures and rationale for recommending different fees among different categories of funds; (vii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; (viii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; and (ix) explanations regarding the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

ASCVI-UANN-0910
1.803743.105

Item 2. Code of Ethics

As of the end of the period, July 31, 2010, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, and Fidelity Series Small Cap Opportunities Fund (the "Funds"):

Services Billed by Deloitte Entities

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$49,000	$-	$4,700	$-
Fidelity OTC Portfolio	$42,000	$-	$5,600	$-
Fidelity Real Estate Income Fund	$145,000	$-	$6,900	$-
Fidelity Series Small Cap Opportunities Fund	$45,000	$-	$5,000	$-

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$51,000	$-	$4,700	$-
Fidelity OTC Portfolio	$44,000	$-	$5,700	$-
Fidelity Real Estate Income Fund	$148,000	$-	$6,900	$-
Fidelity Series Small Cap Opportunities Fund	$46,000	$-	$4,500	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the "Funds"):

Services Billed by PwC

July 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$48,000	$-	$3,200	$1,700
Fidelity Dividend Growth Fund	$68,000	$-	$3,200	$5,700
Fidelity Growth & Income Portfolio	$74,000	$-	$4,100	$5,000
Fidelity International Real Estate Fund	$56,000	$-	$7,100	$1,700
Fidelity Leveraged Company Stock Fund	$55,000	$-	$4,100	$3,900
Fidelity Small Cap Growth Fund	$50,000	$-	$3,200	$2,300
Fidelity Small Cap Value Fund	$51,000	$-	$3,200	$2,600

July 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$-	$3,200	$1,900
Fidelity Dividend Growth Fund	$72,000	$-	$3,200	$7,400
Fidelity Growth & Income Portfolio	$85,000	$-	$7,400	$8,300
Fidelity International Real Estate Fund	$55,000	$-	$8,800	$1,900
Fidelity Leveraged Company Stock Fund	$58,000	$-	$4,200	$5,500
Fidelity Small Cap Growth Fund	$52,000	$-	$3,200	$2,500
Fidelity Small Cap Value Fund	$53,000	$-	$3,200	$2,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	July 31, 2010A	July 31, 2009A
Audit-Related Fees	$720,000	$815,000
Tax Fees	$-	$2,000
All Other Fees	$450,000	$405,000

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2010A	July 31, 2009A
Audit-Related Fees	$2,180,000	$3,245,000
Tax Fees	$-	$2,000
All Other Fees	$145,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2010 A	July 31, 2009 A
PwC	$4,540,000	$4,065,000
Deloitte Entities	$1,225,000	$1,355,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	September 28, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	September 28, 2010